This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Funds Group or the Transamerica Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.
This is a combined annual report for the Transamerica Partners Funds Group and the Transamerica Asset Allocation Funds.

Proxy Voting Policies and Procedures
A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericafunds.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2009, is available without charge, upon request.
Quarterly Portfolios
Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Dear Fellow Shareholder,

On behalf of Transamerica Partners Funds Group and Asset Allocation Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. During the past six months, markets have oscillated from weakness in conjunction with investors’ continuing concerns over the health of the economy to strength in conjunction with investor optimism of recovery and bargain hunting. The equity markets touched new lows in March, and then subsequently rallied sharply. The period ended in June with markets stuck in a trading range as investors began to question the timing and strength of an economic recovery as data was mixed and unemployment remained at multi-decade highs. As investors have become skeptical regarding an economic recovery, the U.S. dollar’s negative momentum has slowed from earlier in 2009, and the dollar ended the period in a trading range versus the Euro, British pound, and the yen. Oil prices have come off of their highs of the year in concert with moderating dollar weakness. The Federal Reserve continues to keep the federal funds rate in a range of 0%-0.25%. Investors have become somewhat skeptical of the impact of the government stimulus package, as the unemployment rate continues to climb and reached 9.5% in June. Bargain hunting, particularly in prior months, has led to year-to-date gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks, and high yield bonds. For the six months ending June 30, 2009, the Dow Jones Industrial Average returned -2.01%, the Standard & Poor’s 500 Index returned 3.16%, and the Barclay’s Capital Aggregate U.S. Bond Index returned 1.90%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter President & Chief Executive Officer Transamerica Partners Funds Group and Asset Allocation Funds	Christopher A. Staples Vice President & Chief Investment Officer Transamerica Partners Funds Group and Asset Allocation Funds

1

TRANSAMERICA PARTNERS FUNDS GROUP
AN EXPLANATION OF FUND EXPENSES

(Unaudited)

As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios or Master Investment Portfolio, you will bear the ongoing costs of managing the corresponding Series in which your fund invests (such as the investment advisor’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The first column in the following table assumes an investment of $1,000 on January 1, 2009. The second column will show your ending balance (per $1,000) on June 30, 2009. The third column will show how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its corresponding Series. The figures in both of these columns are based on the actual total return and the actual expenses incurred for the period January 1, 2009-June 30, 2009. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000, and multiply the result by the dollar amount shown under the heading “Expenses Paid During the Period January 1, 2009-June 30, 2009”.

The fourth and fifth columns will also show your ending balance (per $1,000) on June 30, 2009 and how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its corresponding Series, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period January 1, 2009-June 30, 2009 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of investing in a Transamerica Partners Fund against the cost of investing in other funds. Other mutual funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

			Expenses Paid		Expenses Paid
	Beginning Account	Ending Account	During the Period	Ending Account	During the Period	Annualized
	Value	Value	January 1, 2009-	Value	January 1, 2009-	Expense
Fund	January 1, 2009	June 30, 2009(1)	June 30, 2009(1)(2)(3)	June 30, 2009(4)	June 30, 2009(2)(3)(4)	Ratio(2)
Money Market	$1,000	$1,000.70	$3.77	$1,021.03	$3.81	0.76%

High Quality Bond	1,000	1,053.00	5.04	1,019.89	4.96	0.99

Inflation-Protected Securities	1,000	1,041.50	5.00	1,019.90	4.95	0.99

Core Bond	1,000	1,054.20	4.88	1,020.04	4.80	0.96

Total Return Bond	1,000	1,069.20	5.13	1,019.84	5.01	1.00

High Yield Bond	1,000	1,293.30	6.26	1,019.34	5.51	1.10

Balanced	1,000	1,048.40	5.59	1,019.34	5.51	1.10

Large Value	1,000	962.70	4.87	1,019.84	5.01	1.00

Value	1,000	1,117.70	5.51	1,019.59	5.26	1.05

Stock Index	1,000	1,029.50	3.27	1,021.57	3.26	0.65

Large Core	1,000	1,022.80	5.77	1,019.09	5.76	1.15

Large Growth	1,000	1,086.90	6.38	1,018.68	6.17	1.23

Growth	1,000	1,147.90	6.93	1,018.35	6.51	1.30

Mid Value	1,000	1,066.90	6.41	1,018.60	6.26	1.25

Mid Growth	1,000	1,015.00	6.74	1,018.10	6.76	1.35

Small Value	1,000	958.60	7.28	1,017.36	7.50	1.50

Small Core	1,000	1,033.40	7.37	1,017.55	7.31	1.46

2

TRANSAMERICA PARTNERS FUNDS GROUP
AN EXPLANATION OF FUND EXPENSES (Continued)

(Unaudited)

			Expenses Paid		Expenses Paid
	Beginning Account	Ending Account	During the Period	Ending Account	During the Period	Annualized
	Value	Value	January 1, 2009-	Value	January 1, 2009-	Expense
Fund	January 1, 2009	June 30, 2009(1)	June 30, 2009(1)(2)(3)	June 30, 2009(4)	June 30, 2009(2)(3)(4)	Ratio(2)
Small Growth	$1,000	$1,130.70	$8.19	$1,017.11	$7.75	1.55%

International Equity	1,000	1,047.70	7.10	1,017.86	7.00	1.40

(1)	Based on actual returns and expenses.

(2)	These figures reflect the expenses of both the mutual fund and its corresponding Series.

(3)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

(4)	Based on hypothetical 5% annual returns before actual expenses.

3

TRANSAMERICA PARTNERS FUNDS GROUP
MONEY MARKET
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$453,628,380
Receivable for Fund shares sold	1,978,801
Receivable for fee reimbursements	75,366

Total assets	455,682,547

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	2,517,474
Accrued expenses	42,462
Administration fees	119,922
Distribution fees	99,935

Total liabilities	2,779,793

Net assets	$452,902,754

Net assets consist of:
Paid-in capital	$453,116,802
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(7)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(214,041)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	—

Net assets	$452,902,754

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	42,691,398

Net asset value per share*	$10.61

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$2,081,615
Securities lending income (net )	—
Dividend income	—
Expenses (net of reimbursement	(626,710)

Net investment income (loss) allocated from Series Portfolio	1,454,905

Expenses (Notes 2 and 3):
Administration fees	695,573
Distribution fees	579,644
Registration fees	17,438
Audit and tax fees	6,366
Legal fees	2,376
Trustee and CCO fees	6,441
Insurance fees	609
Fund accounting fees	4,909
Dues and subscriptions	2,498
Reports to shareholders	22,638

Total expenses	1,338,492
Expenses reimbursed	(204,551)

Net expenses	1,133,941

Net investment income (loss)	320,964

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	14,097
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	—

Net realized and unrealized gains (losses) on investments	14,097

Net increase (decrease) in net assets resulting from operations	$335,061

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$320,964	$8,418,491
Net realized gains (losses) allocated from Series Portfolio	14,097	(194,461)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	—	—

Net increase (decrease) in net assets resulting from operations	335,061	8,224,030

Dividends and distributions to shareholders from (Note 2):
Net investment income	(320,971)	(8,418,491)
Net realized gains from investment transactions	—	—
Tax return of capital	—	(237,823)

Total dividends and distributions	(320,971)	(8,656,314)

Capital share transactions (Note 5):
Shares sold	426,837,085	1,489,071,300
Shares issued on reinvestment of dividends and distributions	320,971	8,656,314
Shares redeemed	(447,338,707)	(1,415,578,579)

Increase (decrease) in net assets from capital share transactions	(20,180,651)	82,149,035

Total increase (decrease) in net assets	(20,166,561)	81,716,751

Net assets:
Beginning of period/year	473,069,315	391,352,564

End of period/year	$452,902,754	$473,069,315

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(7)	$—

See notes to financial statements.

4

TRANSAMERICA PARTNERS FUNDS GROUP
HIGH QUALITY BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$104,378,497
Receivable for Fund shares sold	229,471
Receivable for fee reimbursements	412

Total assets	104,608,380

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	234,200
Accrued expenses	18,973
Administration fees	27,268
Distribution fees	22,723

Total liabilities	303,164

Net assets	$104,305,216

Net assets consist of:
Paid-in capital	$113,814,095
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	18,789
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(7,168,665)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(2,359,003)

Net assets	$104,305,216

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	9,217,024

Net asset value per share*	$11.32

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$2,319,838
Securities lending income (net)	4,340
Dividend income	—
Expenses (net of reimbursement)	(200,694)

Net investment income (loss) allocated from Series Portfolio	2,123,484

Expenses (Notes 2 and 3):
Administration fees	156,223
Distribution fees	130,186
Registration fees	9,851
Audit and tax fees	6,366
Legal fees	638
Trustee and CCO fees	1,641
Insurance fees	105
Fund accounting fees	4,909
Dues and subscriptions	445
Reports to shareholders	4,706

Total expenses	315,070
Expenses reimbursed	(412)

Net expenses	314,658

Net investment income (loss)	1,808,826

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(830,925)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	4,380,213

Net realized and unrealized gains (losses) on investments	3,549,288

Net increase (decrease) in net assets resulting from operations	$5,358,114

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$1,808,826	$5,584,306
Net realized gains (losses) allocated from Series Portfolio	(830,925)	1,050,285
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	4,380,213	(5,921,805)

Net increase (decrease) in net assets resulting from operations	5,358,114	712,786

Dividends and distributions to shareholders from (Note 2):
Net investment income	(1,790,038)	(5,926,827)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(1,790,038)	(5,926,827)

Capital share transactions (Note 5):
Shares sold	19,094,983	49,384,696
Shares issued on reinvestment of dividends and distributions	1,790,038	5,926,827
Shares redeemed	(27,277,174)	(222,609,389)

Increase (decrease) in net assets from capital share transactions	(6,392,153)	(167,297,866)

Total increase (decrease) in net assets	(2,824,077)	(172,511,907)

Net assets:
Beginning of period/year	107,129,293	279,641,200

End of period/year	$104,305,216	$107,129,293

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$18,789	$1

See notes to financial statements.

5

TRANSAMERICA PARTNERS FUNDS GROUP
INFLATION-PROTECTED SECURITIES
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$129,083,102
Receivable for Fund shares sold	47,624
Receivable for fee reimbursements	—

Total assets	129,130,726

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	15,787
Accrued expenses	28,409
Administration fees	33,530
Distribution fees	27,942

Total liabilities	105,668

Net assets	$129,025,058

Net assets consist of:
Paid-in capital	$141,839,961
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(807,932)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(8,746,946)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(3,260,025)

Net assets	$129,025,058

Outstanding shares, $0.00001 par value per share,
unlimited number of shares of beneficial
interest authorized	12,238,905

Net asset value per share*	$10.54

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$5,537
Securities lending income (net)	—
Dividend income	—
Expenses (net of reimbursement)	(250,554)

Net investment income (loss) allocated from Series Portfolio	(245,017)

Expenses (Notes 2 and 3):
Administration fees	194,860
Distribution fees	162,384
Registration fees	10,387
Audit and tax fees	6,366
Legal fees	817
Trustee and CCO fees	1,980
Insurance fees	180
Fund accounting fees	4,909
Dues and subscriptions	777
Reports to shareholders	8,335

Total expenses	390,995
Expenses reimbursed	—

Net expenses	390,995

Net investment income (loss)	(636,012)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(741,856)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	6,723,673

Net realized and unrealized gains (losses) on investments	5,981,817

Net increase (decrease) in net assets resulting from operations	$5,345,805

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(636,012)	$8,305,514
Net realized gains (losses) allocated from Series Portfolio	(741,856)	(3,670,396)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	6,723,673	(11,338,288)

Net increase (decrease) in net assets resulting from operations	5,345,805	(6,703,170)

Dividends and distributions to shareholders from (Note 2):
Net investment income	—	(8,486,443)
Net realized gains from investment transactions	—	—
Tax return of capital	—	(1,553,427)

Total dividends and distributions	—	(10,039,870)

Capital share transactions (Note 5):
Shares sold	16,643,087	208,486,671
Shares issued on reinvestment of dividends and distributions	—	10,039,870
Shares redeemed	(32,489,411)	(119,174,126)

Increase (decrease) in net assets from capital share transactions	(15,846,324)	99,352,415

Total increase (decrease) in net assets	(10,500,519)	82,609,375

Net assets:
Beginning of period/year	139,525,577	56,916,202

End of period/year	$129,025,058	$139,525,577

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(807,932)	$(171,920)

See notes to financial statements.

6

TRANSAMERICA PARTNERS FUNDS GROUP
CORE BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$405,160,345
Receivable for Fund shares sold	239,372
Receivable for fee reimbursements	—

Total assets	405,399,717

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	1,206,236
Accrued expenses	49,540
Administration fees	105,489
Distribution fees	87,908

Total liabilities	1,449,173

Net assets	$403,950,544

Net assets consist of:
Paid-in capital	$438,417,997
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	3,704,723
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(18,807,027)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(19,365,149)

Net assets	$403,950,544

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	33,778,257

Net asset value per share*	$11.96

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$10,613,161
Securities lending income (net)	1,784
Dividend income	—
Expenses (net of reimbursement)	(773,605)

Net investment income (loss) allocated from Series Portfolio	9,841,340

Expenses (Notes 2 and 3):
Administration fees	609,151
Distribution fees	507,626
Registration fees	12,377
Audit and tax fees	6,356
Legal fees	2,402
Trustee and CCO fees	6,306
Insurance fees	562
Fund accounting fees	4,909
Dues and subscriptions	2,327
Reports to shareholders	21,321

Total expenses	1,173,337
Expenses reimbursed	—

Net expenses	1,173,337

Net investment income (loss)	8,668,003

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(10,769,251)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	23,193,477

Net realized and unrealized gains (losses) on investments	12,424,226

Net increase (decrease) in net assets resulting from operations	$21,092,229

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$8,668,003	$26,242,270
Net realized gains (losses) allocated from Series Portfolio	(10,769,251)	9,623,040
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	23,193,477	(50,275,016)

Increase (decrease) in net assets resulting from operations	21,092,229	(14,409,706)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(8,455,847)	(28,967,642)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(8,455,847)	(28,967,642)

Capital share transactions (Note 5):
Shares sold	52,765,710	158,915,177
Shares issued on reinvestment of dividends and distributions	8,455,847	28,967,642
Shares redeemed	(105,958,148)	(422,991,858)

Net increase (decrease) in net assets from capital share transactions	(44,736,591)	(235,109,039)

Total increase (decrease) in net assets	(32,100,209)	(278,486,387)

Net assets:
Beginning of period/year	436,050,753	714,537,140

End of period/year	$403,950,544	$436,050,753

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$3,704,723	$3,492,567

See notes to financial statements.

7

TRANSAMERICA PARTNERS FUNDS GROUP
TOTAL RETURN BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$121,520,681
Receivable for Fund shares sold	67,385
Receivable for fee reimbursements	1,116

Total assets	121,589,182

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	54,959
Accrued expenses	17,596
Administration fees	31,267
Distribution fees	26,055

Total liabilities	129,877

Net assets	$121,459,305

Net assets consist of:
Paid-in capital	$140,118,374
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	251,154
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(1,733,735)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(17,176,488)

Net assets	$121,459,305

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	13,993,351

Net asset value per share*	$8.68

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$3,591,967
Securities lending income (net)	185
Dividend income	4,063
Expenses (net of reimbursement)	(230,309)

Net investment income (loss) allocated from Series Portfolio	3,365,906

Expenses (Notes 2 and 3):
Administration fees	172,317
Distribution fees	143,597
Registration fees	9,044
Audit and tax fees	6,366
Legal fees	643
Trustee and CCO fees	1,679
Insurance fees	119
Fund accounting fees	4,909
Dues and subscriptions	643
Reports to shareholders	6,231

Total expenses	345,548
Expenses reimbursed	(1,481)

Net expenses	344,067

Net investment income (loss)	3,021,839

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(1,383,801)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	6,340,398

Net realized and unrealized gains (losses) on investments	4,956,597

Net increase (decrease) in net assets resulting from operations	$7,978,436

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08
From operations:
Net investment income (loss)	$3,021,839	$6,044,696
Net realized gains (losses) allocated from Series Portfolio	(1,383,801)	1,854,353
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	6,340,398	(21,463,227)

Increase (decrease) in net assets resulting from operations	7,978,436	(13,564,178)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(2,709,675)	(6,424,595)
Net realized gains from investment transactions	—	(2,130,628)
Tax return of capital	—	(373,447)

Total dividends and distributions	(2,709,675)	(8,928,670)

Capital share transactions (Note 5):
Shares sold	24,571,951	63,929,201
Shares issued on reinvestment of dividends and distributions	2,709,675	8,928,670
Shares redeemed	(30,033,484)	(62,469,732)

Net increase (decrease) in net assets from capital share transactions	(2,751,858)	10,388,139

Total increase (decrease) in net assets	2,516,903	(12,104,709)

Net assets:
Beginning of period/year	118,942,402	131,047,111

End of period/year	$121,459,305	$118,942,402

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$251,154	$(61,010)

See notes to financial statements.

8

TRANSAMERICA PARTNERS FUNDS GROUP
HIGH YIELD BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$173,708,204
Receivable for Fund shares sold	99,031
Receivable for fee reimbursements	11,666

Total assets	173,818,901

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	147,173
Accrued expenses	30,964
Administration fees	45,422
Distribution fees	37,852

Total liabilities	261,411

Net assets	$173,557,490

Net assets consist of:
Paid-in capital	$228,855,802
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	886,567
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(29,184,148)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(27,000,731)

Net assets	$173,557,490

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	24,199,799

Net asset value per share*	$7.17

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$8,835,656
Securities lending income (net)	—
Dividend income	27,161
Expenses (net of reimbursement)	(442,914)

Net investment income (loss) allocated from Series Portfolio	8,419,903

Expenses (Notes 2 and 3):
Administration fees	226,764
Distribution fees	188,970
Registration fees	10,249
Audit and tax fees	6,136
Legal fees	833
Trustee and CCO fees	2,041
Insurance fees	155
Fund accounting fees	4,909
Dues and subscriptions	704
Reports to shareholders	7,770

Total expenses	448,531
Expenses reimbursed	(59,720)

Net expenses	388,811

Net investment income (loss)	8,031,092

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(7,886,660)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	39,671,774

Net realized and unrealized gains (losses) on investments	31,785,114

Net increase (decrease) in net assets resulting from operations	$39,816,206

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$8,031,092	$17,568,676
Net realized gains (losses) allocated from Series Portfolio	(7,886,660)	(16,538,232)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	39,671,774	(60,446,229)

Increase (decrease) in net assets resulting from operations	39,816,206	(59,415,785)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(7,411,875)	(17,390,192)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(7,411,875)	(17,390,192)

Capital share transactions (Note 5):
Shares sold	27,182,906	76,717,128
Shares issued on reinvestment of dividends and distributions	7,411,875	17,390,192
Shares redeemed	(34,461,064)	(79,343,495)

Net increase (decrease) in net assets from capital share transactions	133,717	14,763,825

Total increase (decrease) in net assets	32,538,048	(62,042,152)

Net assets:
Beginning of period/year	141,019,442	203,061,594

End of period/year	$173,557,490	$141,019,442

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$886,567	$267,350

See notes to financial statements.

9

TRANSAMERICA PARTNERS FUNDS GROUP
BALANCED
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$49,532,635
Receivable for Fund shares sold	54,789
Receivable for fee reimbursements	2,499

Total assets	49,589,923

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	4,209
Accrued expenses	16,968
Administration fees	12,919
Distribution fees	10,766

Total liabilities	44,862

Net assets	$49,545,061

Net assets consist of:
Paid-in capital	$75,191,530
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(271,311)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(11,726,670)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(13,648,488)

Net assets	$49,545,061

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	4,576,770

Net asset value per share*	$10.83

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$582,963
Securities lending income (net)	752
Dividend income	381,219
Expenses (net of reimbursement)	(119,714)

Net investment income (loss) allocated from Series Portfolio	845,220

Expenses (Notes 2 and 3):
Administration fees	71,813
Distribution fees	59,844
Registration fees	8,447
Audit and tax fees	6,466
Legal fees	385
Trustee and CCO fees	903
Insurance fees	66
Fund accounting fees	4,909
Dues and subscriptions	300
Reports to shareholders	2,500

Total expenses	155,633
Expenses reimbursed	(11,966)

Net expenses	143,667

Net investment income (loss)	701,553

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(5,185,832)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	6,583,009

Net realized and unrealized gains (losses) on investments	1,397,177

Net increase (decrease) in net assets resulting from operations	$2,098,730

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$701,553	$2,403,033
Net realized gains (losses) allocated from Series Portfolio	(5,185,832)	(6,458,546)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	6,583,009	(21,444,876)

Increase (decrease) in net assets resulting from operations	2,098,730	(25,500,389)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(939,738)	(2,603,139)
Net realized gains from investment transactions	—	(118,406)
Tax return of capital	—	(7,869)

Total dividends and distributions	(939,738)	(2,729,234)

Capital share transactions (Note 5):
Shares sold	4,770,078	14,682,067
Shares issued on reinvestment of dividends and distributions	939,738	2,729,234
Shares redeemed	(9,912,103)	(48,398,855)

Net increase (decrease) in net assets from capital share transactions	(4,202,287)	(30,987,554)

Total increase (decrease) in net assets	(3,043,295)	(59,217,177)

Net assets:
Beginning of period/year	52,588,356	111,805,533

End of period/year	$49,545,061	$52,588,356

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(271,311)	$(33,126)

See notes to financial statements.

10

TRANSAMERICA PARTNERS FUNDS GROUP
LARGE VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$339,095,687
Receivable for Fund shares sold	247,319
Receivable for fee reimbursements	20,912

Total assets	339,363,918

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	386,877
Accrued expenses	45,991
Administration fees	91,047
Distribution fees	75,873

Total liabilities	599,788

Net assets	$338,764,130

Net assets consist of:
Paid-in capital	$671,459,889
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(215,985)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(261,786,540)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(70,693,234)

Net assets	$338,764,130

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	28,368,872

Net asset value per share*	$11.94

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$—
Securities lending income (net)	—
Dividend income	5,394,626
Expenses (net of reimbursement)	(840,355)

Net investment income (loss) allocated from Series Portfolio	4,554,271

Expenses (Notes 2 and 3):
Administration fees	522,669
Distribution fees	435,558
Registration fees	14,280
Audit and tax fees	6,366
Legal fees	2,169
Trustee and CCO fees	5,637
Insurance fees	502
Fund accounting fees	4,909
Dues and subscriptions	2,226
Reports to shareholders	19,655

Total expenses	1,013,971
Expenses reimbursed	(112,092)

Net expenses	901,879

Net investment income (loss)	3,652,392

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(206,709,227)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	184,566,120

Net realized and unrealized gains (losses) on investments	(22,143,107)

Net increase (decrease) in net assets resulting from operations	$(18,490,715)

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$3,652,392	$13,968,837
Net realized gains (losses) allocated from Series Portfolio	(206,709,227)	(59,517,351)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	184,566,120	(319,362,095)

Net increase (decrease) in net assets resulting from operations	(18,490,715)	(364,910,609)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(3,883,805)	(13,953,409)
Net realized gains from investment transactions	—	(3,186,505)
Tax return of capital	—	—

Total dividends and distributions	(3,883,805)	(17,139,914)

Capital share transactions (Note 5):
Shares sold	26,250,411	145,833,530
Shares issued on reinvestment of dividends and distributions	3,883,805	17,139,914
Shares redeemed	(82,623,488)	(371,379,820)

Increase (decrease) in net assets from capital share transactions	(52,489,272)	(208,406,376)

Total increase (decrease) in net assets	(74,863,792)	(590,456,899)

Net assets:
Beginning of period/year	413,627,922	1,004,084,821

End of period/year	$338,764,130	$413,627,922

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(215,985)	$15,428

See notes to financial statements.

11

TRANSAMERICA PARTNERS FUNDS GROUP
VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$26,486,149
Receivable for Fund shares sold	1,835
Receivable for fee reimbursements	5,330

Total assets	26,493,314

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	18,352
Accrued expenses	13,382
Administration fees	7,466
Distribution fees	6,222

Total liabilities	45,422

Net assets	$26,447,892

Net assets consist of:
Paid-in capital	$65,103,293
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	15,999
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(39,165,417)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	494,017

Net assets	$26,447,892

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	4,983,878

Net asset value per share*	$5.31

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$167
Securities lending income (net)	184
Dividend income	423,182
Expenses (net of reimbursement)	(74,657)

Net investment income (loss) allocated from Series Portfolio	348,876

Expenses (Notes 2 and 3):
Administration fees	40,647
Distribution fees	33,872
Registration fees	7,967
Audit and tax fees	6,366
Legal fees	247
Trustee and CCO fees	445
Insurance fees	58
Fund accounting fees	4,909
Dues and subscriptions	192
Reports to shareholders	1,560

Total expenses	96,263
Expenses reimbursed	(28,657)

Net expenses	67,606

Net investment income (loss)	281,270

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(11,839,327)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	14,547,535

Net realized and unrealized gains (losses) on investments	2,708,208

Net increase (decrease) in net assets resulting from operations	$2,989,478

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$281,270	$1,041,378
Net realized gains (losses) allocated from Series Portfolio	(11,839,327)	(28,815,708)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	14,547,535	(1,807,760)

Net increase (decrease) in net assets resulting from operations	2,989,478	(29,582,090)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(265,271)	(1,041,378)
Net realized gains from investment transactions	—	—
Tax return of capital	—	(27,953)

Total dividends and distributions	(265,271)	(1,069,331)

Capital share transactions (Note 5):
Shares sold	8,362,767	19,963,516
Shares issued on reinvestment of dividends and distributions	265,271	1,069,331
Shares redeemed	(17,010,533)	(28,395,998)

Increase (decrease) in net assets from capital share transactions	(8,382,495)	(7,363,151)

Total increase (decrease) in net assets	(5,658,288)	(38,014,572)

Net assets:
Beginning of period/year	32,106,180	70,120,752

End of period/year	$26,447,892	$32,106,180

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$15,999	$—

See notes to financial statements.

12

TRANSAMERICA PARTNERS FUNDS GROUP
STOCK INDEX
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in MIP, at value (Note 2)	$398,086,791
Receivable for Fund shares sold	234,823
Receivable for fee reimbursements	13,697

Total assets	398,335,311

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	1,785,189
Accrued expenses	51,363
Administration fees	122,710
Distribution fees	87,650

Total liabilities	2,046,912

Net assets	$396,288,399

Net assets consist of:
Paid-in capital	$594,304,901
Undistributed (accumulated) net investment income (loss) allocated from MIP	342,640
Undistributed (accumulated) net realized gains (losses) allocated from MIP	(58,616,820)
Net unrealized appreciation (depreciation) allocated from MIP	(139,742,322)

Net assets	$396,288,399

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	55,491,777

Net asset value per share*	$7.14

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from MIP (Note 2):
Interest income	$15,570
Securities lending income (net)	212,936
Dividend income	4,852,088
Expenses (net of reimbursement)	(91,122)

Net investment income (loss) allocated from MIP	4,989,472

Expenses (Notes 2 and 3):
Administration/Advisory fees	637,163
Distribution fees	455,117
Registration fees	12,454
Audit and tax fees	6,366
Legal fees	2,038
Trustee and CCO fees	5,267
Insurance fees	495
Fund accounting fees	8,945
Dues and subscriptions	2,056
Reports to shareholders	19,859

Total expenses	1,149,760
Expenses reimbursed	(57,578)

Net expenses	1,092,182

Net investment income (loss)	3,897,290

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from MIP	(9,753,359)
Change in net unrealized appreciation (depreciation) allocated from MIP	14,499,297

Net realized and unrealized gains (losses) on investments	4,745,938

Net increase (decrease) in net assets resulting from operations	$8,643,228

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$3,897,290	$9,467,508
Net realized gains (losses) allocated from MIP	(9,753,359)	(33,230,687)
Change in net unrealized appreciation (depreciation) allocated from MIP	14,499,297	(219,463,236)

Net increase (decrease) in net assets resulting from operations	8,643,228	(243,226,415)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(3,762,372)	(9,257,599)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(3,762,372)	(9,257,599)

Capital share transactions (Note 5):
Shares sold	57,928,417	134,188,816
Shares issued on reinvestment of dividends and distributions	3,762,372	9,257,599
Shares redeemed	(65,186,379)	(170,569,221)

Increase (decrease) in net assets from capital share transactions	(3,495,590)	(27,122,806)

Total increase (decrease) in net assets	1,385,266	(279,606,820)

Net assets:
Beginning of period/year	394,903,133	674,509,953

End of period/year	$396,288,399	$394,903,133

Undistributed (accumulated) net investment income (loss) allocated from MIP	$342,640	$207,722

See notes to financial statements.

13

TRANSAMERICA PARTNERS FUNDS GROUP
LARGE CORE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$93,970,609
Receivable for Fund shares sold	117,524
Receivable for fee reimbursements	7,419

Total assets	94,095,552

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	41,229
Accrued expenses	26,821
Administration fees	24,822
Distribution fees	20,685

Total liabilities	113,557

Net assets	$93,981,995

Net assets consist of:
Paid-in capital	$190,591,106
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(38,626)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(47,435,208)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(49,135,277)

Net assets	$93,981,995

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	6,813,225

Net asset value per share*	$13.79

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$—
Securities lending income (net)	2,788
Dividend income	1,049,757
Expenses (net of reimbursement)	(286,114)

Net investment income (loss) allocated from Series Portfolio	766,431

Expenses (Notes 2 and 3):
Administration fees	137,803
Distribution fees	114,836
Registration fees	10,700
Audit and tax fees	6,366
Legal fees	630
Trustee and CCO fees	1,517
Insurance fees	101
Fund accounting fees	4,909
Dues and subscriptions	458
Reports to shareholders	3,536

Total expenses	280,856
Expenses reimbursed	(38,727)

Net expenses	242,129

Net investment income (loss)	524,302

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(19,996,262)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	20,762,199

Net realized and unrealized gains (losses) on investments	765,937

Net increase (decrease) in net assets resulting from operations	$1,290,239

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$524,302	$1,484,722
Net realized gains (losses) allocated from Series Portfolio	(19,996,262)	(28,853,203)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	20,762,199	(57,009,090)

Net increase (decrease) in net assets resulting from operations	1,290,239	(84,377,571)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(578,355)	(1,469,187)
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(578,355)	(1,469,187)

Capital share transactions (Note 5):
Shares sold	9,087,065	34,347,892
Shares issued on reinvestment of dividends and distributions	578,355	1,469,187
Shares redeemed	(22,066,398)	(215,430,347)

Increase (decrease) in net assets from capital share transactions	(12,400,978)	(179,613,268)

Total increase (decrease) in net assets	(11,689,094)	(265,460,026)

Net assets:
Beginning of period/year	105,671,089	371,131,115

End of period/year	$93,981,995	$105,671,089

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(38,626)	$15,427

See notes to financial statements.

14

TRANSAMERICA PARTNERS FUNDS GROUP
LARGE GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$268,082,436
Receivable for Fund shares sold	163,417
Receivable for fee reimbursements	—

Total assets	268,245,853

LIABILITIES:
Due to Advisor	61
Payable for Fund shares redeemed	416,256
Accrued expenses	37,896
Administration fees	71,305
Distribution fees	59,421

Total liabilities	584,939

Net assets	$267,660,914

Net assets consist of:
Paid-in capital	$394,571,742
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	14,113
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(117,353,708)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(9,571,233)

Net assets	$267,660,914

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	20,017,635

Net asset value per share*	$13.37

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$1,121
Securities lending income (net)	22,945
Dividend income	2,465,497
Expenses (net of reimbursement)	(849,294)

Net investment income (loss) allocated from Series Portfolio	1,640,269

Expenses (Notes 2 and 3):
Administration fees	392,627
Distribution fees	327,189
Registration fees	11,682
Audit and tax fees	6,366
Legal fees	1,547
Trustee and CCO fees	4,107
Insurance fees	304
Fund accounting fees	4,909
Dues and subscriptions	1,602
Reports to shareholders	14,832

Total expenses	765,165
Expenses reimbursed	(49)

Net expenses	765,116

Net investment income (loss)	875,153

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(37,011,754)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	56,953,400

Net realized and unrealized gains (losses) on investments	19,941,646

Net increase (decrease) in net assets resulting from operations	$20,816,799

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$875,153	$1,621,396
Net realized gains (losses) allocated from Series Portfolio	(37,011,754)	(83,914,166)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	56,953,400	(140,703,961)

Net increase (decrease) in net assets resulting from operations	20,816,799	(222,996,731)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(1,003,893)	(1,477,659)
Net realized gains from investment transactions	—	(3,623,665)
Tax return of capital	—	—

Total dividends and distributions	(1,003,893)	(5,101,324)

Capital share transactions (Note 5):
Shares sold	14,682,223	85,931,659
Shares issued on reinvestment of dividends and distributions	1,003,893	5,101,324
Shares redeemed	(50,989,404)	(254,624,738)

Increase (decrease) in net assets from capital share transactions	(35,303,288)	(163,591,755)

Total increase (decrease) in net assets	(15,490,382)	(391,689,810)

Net assets:
Beginning of period/year	283,151,296	674,841,106

End of period/year	$267,660,914	$283,151,296

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$14,113	$142,853

See notes to financial statements.

15

TRANSAMERICA PARTNERS FUNDS GROUP
GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$57,897,851
Receivable for Fund shares sold	67,038
Receivable for fee reimbursements	7,601

Total assets	57,972,490

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	23,840
Accrued expenses	21,666
Administration fees	15,737
Distribution fees	13,114

Total liabilities	74,357

Net assets	$57,898,133

Net assets consist of:
Paid-in capital	$111,876,844
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(138,648)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(60,383,608)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	6,543,545

Net assets	$57,898,133

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	5,573,944

Net asset value per share*	$10.39

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$—
Securities lending income (net)	2,422
Dividend income	282,834
Expenses (net of reimbursement)	(225,858)

Net investment income (loss) allocated from Series Portfolio	59,398

Expenses (Notes 2 and 3):
Administration fees	84,660
Distribution fees	70,550
Registration fees	11,920
Audit and tax fees	6,366
Legal fees	408
Trustee and CCO fees	814
Insurance fees	72
Fund accounting fees	4,909
Dues and subscriptions	325
Reports to shareholders	3,120

Total expenses	183,144
Expenses reimbursed	(42,025)

Net expenses	141,119

Net investment income (loss)	(81,721)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(8,403,099)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	16,186,704

Net realized and unrealized gains (losses) on investments	7,783,605

Net increase (decrease) in net assets resulting from operations	$7,701,884

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(81,721)	$(486,848)
Net realized gains (losses) allocated from Series Portfolio	(8,403,099)	(22,791,022)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	16,186,704	(44,976,197)

Increase (decrease) in net assets resulting from operations	7,701,884	(68,254,067)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(56,927)	—
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	(56,927)	—

Capital share transactions (Note 5):
Shares sold	8,458,864	35,966,683
Shares issued on reinvestment of dividends and distributions	56,927	—
Shares redeemed	(17,553,612)	(57,737,664)

Net increase (decrease) in net assets from capital share transactions	(9,037,821)	(21,770,981)

Total increase (decrease) in net assets	(1,392,864)	(90,025,048)

Net assets:
Beginning of period/year	59,290,997	149,316,045

End of period/year	$57,898,133	$59,290,997

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(138,648)	$—

See notes to financial statements.

16

TRANSAMERICA PARTNERS FUNDS GROUP
MID VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$314,746,142
Receivable for Fund shares sold	137,704
Receivable for fee reimbursements	9,323

Total assets	314,893,169

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	327,872
Accrued expenses	32,262
Administration fees	83,554
Distribution fees	69,628

Total liabilities	513,316

Net assets	$314,379,853

Net assets consist of:
Paid-in capital	$499,435,966
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(14,062)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(105,728,561)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(79,313,490)

Net assets	$314,379,853

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	36,644,085

Net asset value per share*	$8.58

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$3,694
Securities lending income (net)	12,435
Dividend income	3,440,943
Expenses (net of reimbursement)	(1,004,676)

Net investment income (loss) allocated from Series Portfolio	2,452,396

Expenses (Notes 2 and 3):
Administration fees	431,033
Distribution fees	359,194
Registration fees	10,827
Audit and tax fees	6,366
Legal fees	1,591
Trustee and CCO fees	4,132
Insurance fees	346
Fund accounting fees	4,909
Dues and subscriptions	1,531
Reports to shareholders	15,474

Total expenses	835,403
Expenses reimbursed	(44,055)

Net expenses	791,348

Net investment income (loss)	1,661,048

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(61,386,831)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	78,064,083

Net realized and unrealized gains (losses) on investments	16,677,252

Net increase (decrease) in net assets resulting from operations	$18,338,300

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$1,661,048	$4,864,079
Net realized gains (losses) allocated from Series Portfolio	(61,386,831)	(41,195,497)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	78,064,083	(157,032,124)

Net increase (decrease) in net assets resulting from operations	18,338,300	(193,363,542)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(1,677,909)	(4,773,881)
Net realized gains from investment transactions	—	(1,110,791)
Tax return of capital	—	(137,609)

Total dividends and distributions	(1,677,909)	(6,022,281)

Capital share transactions (Note 5):
Shares sold	27,509,176	87,677,358
Shares issued on reinvestment of dividends and distributions	1,677,909	6,022,281
Shares redeemed	(31,917,921)	(126,072,112)

Increase (decrease) in net assets from capital share transactions	(2,730,836)	(32,372,473)

Total increase (decrease) in net assets	13,929,555	(231,758,296)

Net assets:
Beginning of period/year	300,450,298	532,208,594

End of period/year	$314,379,853	$300,450,298

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(14,062)	$2,799

See notes to financial statements.

17

TRANSAMERICA PARTNERS FUNDS GROUP
MID GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$78,345,095
Receivable for Fund shares sold	52,365
Receivable for fee reimbursements	1,863

Total assets	78,399,323

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	155,281
Accrued expenses	18,347
Administration fees	20,774
Distribution fees	17,312

Total liabilities	211,714

Net assets	$78,187,609

Net assets consist of:
Paid-in capital	$109,788,761
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(343,318)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(35,294,670)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	4,036,836

Net assets	$78,187,609

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	11,559,954

Net asset value per share*	$6.76

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$436
Securities lending income (net)	9,274
Dividend income	167,635
Expenses (net of reimbursement)	(289,283)

Net investment income (loss) allocated from Series Portfolio	(111,938)

Expenses (Notes 2 and 3):
Administration fees	115,703
Distribution fees	96,419
Registration fees	9,787
Audit and tax fees	6,367
Legal fees	562
Trustee and CCO fees	1,158
Insurance fees	88
Fund accounting fees	4,909
Dues and subscriptions	450
Reports to shareholders	4,734

Total expenses	240,177
Expenses reimbursed	(8,797)

Net expenses	231,380

Net investment income (loss)	(343,318)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(25,152,536)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	26,302,581

Net realized and unrealized gains (losses) on investments	1,150,045

Net increase (decrease) in net assets resulting from operations	$806,727

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(343,318)	$(813,359)
Net realized gains (losses) allocated from Series Portfolio	(25,152,536)	(10,535,342)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	26,302,581	(51,107,899)

Increase (decrease) in net assets resulting from operations	806,727	(62,456,600)

Dividends and distributions to shareholders from (Note 2):
Net investment income	—	—
Net realized gains from investment transactions	—	(841,300)
Tax return of capital	—	(1,648)

Total dividends and distributions	—	(842,948)

Capital share transactions (Note 5):
Shares sold	7,852,252	62,505,278
Shares issued on reinvestment of dividends and distributions	—	842,948
Shares redeemed	(13,255,254)	(57,606,208)

Net increase (decrease) in net assets from capital share transactions	(5,403,002)	5,742,018

Total increase (decrease) in net assets	(4,596,275)	(57,557,530)

Net assets:
Beginning of period/year	82,783,884	140,341,414

End of period/year	$78,187,609	$82,783,884

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(343,318)	$—

See notes to financial statements.

18

TRANSAMERICA PARTNERS FUNDS GROUP
SMALL VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$41,454,800
Receivable for Fund shares sold	4,527
Receivable for fee reimbursements	474

Total assets	41,459,801

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	5,479
Accrued expenses	16,503
Administration fees	11,095
Distribution fees	9,245

Total liabilities	42,322

Net assets	$41,417,479

Net assets consist of:
Paid-in capital	$71,853,326
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	58,406
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(19,677,392)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(10,816,861)

Net assets	$41,417,479

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	5,975,621

Net asset value per share*	$6.93

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$725
Securities lending income (net)	13,769
Dividend income	501,805
Expenses (net of reimbursement)	(173,817)

Net investment income (loss) allocated from Series Portfolio	342,482

Expenses (Notes 2 and 3):
Administration fees	61,336
Distribution fees	51,113
Registration fees	8,284
Audit and tax fees	6,366
Legal fees	352
Trustee and CCO fees	684
Insurance fees	58
Fund accounting fees	4,909
Dues and subscriptions	282
Reports to shareholders	1,976

Total expenses	135,360
Expenses reimbursed	(2,511)

Net expenses	132,849

Net investment income (loss)	209,633

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(5,775,000)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	3,324,248

Net realized and unrealized gains (losses) on investments	(2,450,752)

Net increase (decrease) in net assets resulting from operations	$(2,241,119)

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$209,633	$947,952
Net realized gains (losses) allocated from Series Portfolio	(5,775,000)	(13,134,058)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	3,324,248	(6,069,576)

Net increase (decrease) in net assets resulting from operations	(2,241,119)	(18,255,682)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(217,134)	(896,205)
Net realized gains from investment transactions	—	—
Tax return of capital	—	(92,377)

Total dividends and distributions	(217,134)	(988,582)

Capital share transactions (Note 5):
Shares sold	1,790,622	55,152,045
Shares issued on reinvestment of dividends and distributions	217,134	988,582
Shares redeemed	(5,929,244)	(61,924,215)

Increase (decrease) in net assets from capital share transactions	(3,921,488)	(5,783,588)

Total increase (decrease) in net assets	(6,379,741)	(25,027,852)

Net assets:
Beginning of period/year	47,797,220	72,825,072

End of period/year	$41,417,479	$47,797,220

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$58,406	$65,907

See notes to financial statements.

19

TRANSAMERICA PARTNERS FUNDS GROUP
SMALL CORE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$101,507,171
Receivable for Fund shares sold	96,276
Receivable for fee reimbursements	—

Total assets	101,603,447

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	104,552
Accrued expenses	20,526
Administration fees	27,747
Distribution fees	23,123

Total liabilities	175,948

Net assets	$101,427,499

Net assets consist of:
Paid-in capital	$236,762,179
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(161,195)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(92,364,467)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(42,809,018)

Net assets	$101,427,499

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	8,410,840

Net asset value per share*	$12.06

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$2,674
Securities lending income (net)	23,197
Dividend income	818,489
Expenses (net of reimbursement)	(442,484)

Net investment income (loss) allocated from Series Portfolio	401,876

Expenses (Notes 2 and 3):
Administration fees	156,150
Distribution fees	130,124
Registration fees	11,113
Audit and tax fees	6,366
Legal fees	826
Trustee and CCO fees	1,777
Insurance fees	113
Fund accounting fees	4,909
Dues and subscriptions	677
Reports to shareholders	6,159

Total expenses	318,214
Expenses reimbursed	(46)

Net expenses	318,168

Net investment income (loss)	83,708

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(40,331,965)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	42,008,273

Net realized and unrealized gains (losses) on investments	1,676,308

Net increase (decrease) in net assets resulting from operations	$1,760,016

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$83,708	$730,698
Net realized gains (losses) allocated from Series Portfolio	(40,331,965)	(49,515,270)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	42,008,273	(39,437,192)

Net increase (decrease) in net assets resulting from operations	1,760,016	(88,221,764)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(253,926)	(692,021)
Net realized gains from investment transactions	—	—
Tax return of capital	—	(443,359)

Total dividends and distributions	(253,926)	(1,135,380)

Capital share transactions (Note 5):
Shares sold	10,672,087	48,999,961
Shares issued on reinvestment of dividends and distributions	253,926	1,135,380
Shares redeemed	(35,599,869)	(134,331,026)

Increase (decrease) in net assets from capital share transactions	(24,673,856)	(84,195,685)

Total increase (decrease) in net assets	(23,167,766)	(173,552,829)

Net assets:
Beginning of period/year	124,595,265	298,148,094

End of period/year	$101,427,499	$124,595,265

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(161,195)	$9,023

See notes to financial statements.

20

TRANSAMERICA PARTNERS FUNDS GROUP
SMALL GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$47,454,052
Receivable for Fund shares sold	60,806
Receivable for fee reimbursements	—

Total assets	47,514,858

LIABILITIES:
Due to Advisor	14
Payable for Fund shares redeemed	58
Accrued expenses	22,333
Administration fees	12,434
Distribution fees	10,362

Total liabilities	45,201

Net assets	$47,469,657

Net assets consist of:
Paid-in capital	$67,754,333
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(236,929)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(16,576,469)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	(3,471,278)

Net assets	$47,469,657

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	5,032,195

Net asset value per share*	$9.43

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$586
Securities lending income (net)	11,887
Dividend income	91,554
Expenses (net of reimbursement)	(198,091)

Net investment income (loss) allocated from Series Portfolio	(94,064)

Expenses (Notes 2 and 3):
Administration fees	66,017
Distribution fees	55,014
Registration fees	8,387
Audit and tax fees	6,366
Legal fees	357
Trustee and CCO fees	685
Insurance fees	68
Fund accounting fees	4,909
Dues and subscriptions	285
Reports to shareholders	2,739

Total expenses	144,827
Expenses reimbursed	(1,962)

Net expenses	142,865

Net investment income (loss)	(236,929)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(8,120,919)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	13,585,319

Net realized and unrealized gains (losses) on investments	5,464,400

Net increase (decrease) in net assets resulting from operations	$5,227,471

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(236,929)	$(576,258)
Net realized gains (losses) allocated from Series Portfolio	(8,120,919)	(8,194,911)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	13,585,319	(19,580,804)

Net increase (decrease) in net assets resulting from operations	5,227,471	(28,351,973)

Dividends and distributions to shareholders from (Note 2):
Net investment income	—	—
Net realized gains from investment transactions	—	—
Tax return of capital	—	—

Total dividends and distributions	—	—

Capital share transactions (Note 5):
Shares sold	1,859,241	53,243,728
Shares issued on reinvestment of dividends and distributions	—	—
Shares redeemed	(7,198,195)	(27,076,184)

Increase (decrease) in net assets from capital share transactions	(5,338,954)	26,167,544

Total increase (decrease) in net assets	(111,483)	(2,184,429)

Net assets:
Beginning of period/year	47,581,140	49,765,569

End of period/year	$47,469,657	$47,581,140

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(236,929)	$—

See notes to financial statements.

21

TRANSAMERICA PARTNERS FUNDS GROUP
INTERNATIONAL EQUITY
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in Series Portfolio, at value (Note 2)	$292,591,122
Receivable for Fund shares sold	149,600
Receivable for fee reimbursements	11,534

Total assets	292,752,256

LIABILITIES:
Due to Advisor	—
Payable for Fund shares redeemed	345,799
Accrued expenses	47,453
Administration fees	78,451
Distribution fees	65,376

Total liabilities	537,079

Net assets	$292,215,177

Net assets consist of:
Paid-in capital	$490,798,824
Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	(1,196,708)
Undistributed (accumulated) net realized gains (losses) allocated from Series Portfolio	(251,037,464)
Net unrealized appreciation (depreciation) allocated from Series Portfolio	53,650,525

Net assets	$292,215,177

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	36,918,325

Net asset value per share*	$7.92

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Net investment income allocated from Series Portfolio (Note 2):
Interest income	$512
Securities lending income (net)	—
Dividend income	4,879,418
Expenses (net of reimbursement)	(1,231,805)

Net investment income (loss) allocated from Series Portfolio	3,648,125

Expenses (Notes 2 and 3):
Administration fees	415,652
Distribution fees	346,377
Registration fees	13,509
Audit and tax fees	6,366
Legal fees	1,733
Trustee and CCO fees	4,469
Insurance fees	402
Fund accounting fees	4,909
Dues and subscriptions	1,698
Reports to shareholders	17,694

Total expenses	812,809
Expenses reimbursed	(107,102)

Net expenses	705,707

Net investment income (loss)	2,942,418

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) allocated from Series Portfolio	(140,721,466)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	147,255,637

Net realized and unrealized gains (losses) on investments	6,534,171

Net increase (decrease) in net assets resulting from operations	$9,476,589

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$2,942,418	$12,416,512
Net realized gains (losses) allocated from Series Portfolio	(140,721,466)	(117,452,933)
Change in net unrealized appreciation (depreciation) allocated from Series Portfolio	147,255,637	(246,713,872)

Net increase (decrease) in net assets resulting from operations	9,476,589	(351,750,293)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(3,073,077)	(13,433,992)
Net realized gains from investment transactions	—	(16,020,903)
Tax return of capital	—	(17,326)

Total dividends and distributions	(3,073,077)	(29,472,221)

Capital share transactions (Note 5):
Shares sold	20,411,947	256,779,546
Shares issued on reinvestment of dividends and distributions	3,073,077	29,472,221
Shares redeemed	(60,081,599)	(256,679,303)

Increase (decrease) in net assets from capital share transactions	(36,596,575)	29,572,464

Total increase (decrease) in net assets	(30,193,063)	(351,650,050)

Net assets:
Beginning of period/year	322,408,240	674,058,290

End of period/year	$292,215,177	$322,408,240

Undistributed (accumulated) net investment income (loss) allocated from Series Portfolio	$(1,196,708)	$(1,066,049)

See notes to financial statements.

22

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. Organization

Transamerica Partners Funds Group (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-four different series that are, in effect, separate investment funds. Nineteen of the series are doing business as Transamerica Partners Funds Group, which are diversified open-end management companies as defined by the 1940 Act, and are represented herein as follows: Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, Total Return Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund, Value Fund, Stock Index Fund, Large Core Fund, Large Growth Fund, Growth Fund, Mid Value Fund, Mid Growth Fund, Small Value Fund, Small Core Fund, Small Growth Fund, and International Equity Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund, with the exception of the Stock Index Fund, seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”) having the same investment objective as the Fund. For information on the investments made by the Series Portfolio, refer to the Portfolio Composition section of the financial statements of the Series Portfolio, which accompany this report. The Stock Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Investment Portfolio — S&P 500 Index Master Portfolio (the “Master Investment Portfolio”/“MIP”) having the same investment objective as the Fund. The Series Portfolio and the Master Investment Portfolio are open-end management investment companies registered under the 1940 Act.

The Trust established and designated each of the Funds as separate series on the dates shown below:

Commencement of
Fund	Operations

Money Market	April 23, 1993
High Quality Bond	April 23, 1993
Inflation-Protected Securities	October 2, 1995
Core Bond	April 23, 1993
Total Return Bond	June 3, 2005
High Yield Bond	October 2, 1995
Balanced	April 23, 1993
Large Value	May 1, 1996
Value	June 3, 2005
Stock Index	March 10, 1999
Large Core	April 23, 1993
Large Growth	April 23, 1993
Growth	May 1, 1996
Mid Value	August 15, 2001
Mid Growth	September 6, 2001
Small Value	July 10, 2002
Small Core	April 23, 1993
Small Growth	August 9, 2002
International Equity	October 2, 1995

23

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

1. Organization (continued)

At June 30, 2009, each Fund’s investment in the corresponding Series Portfolio/Master Investment Portfolio was as follows:

Percentage of
Interest in Series
Fund	Portfolio/MIP

Money Market	36.78
High Quality Bond	26.01
Inflation-Protected Securities	35.69
Core Bond	27.49
Total Return Bond	47.32
High Yield Bond	32.77
Balanced	33.55
Large Value	28.23
Value	57.14
Stock Index	23.50
Large Core	37.63
Large Growth	23.97
Growth	31.44
Mid Value	47.63
Mid Growth	35.08
Small Value	29.72
Small Core	32.32
Small Growth	30.35
International Equity	29.25

The financial statements of the Series Portfolio and the Master Investment Portfolio, including the Portfolios of Investments, accompany this report and should be read in conjunction with the Funds’ financial statements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation:

The value of each Fund’s investment in a corresponding series of the Series Portfolio or the Master Investment Portfolio reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or Master Investment Portfolio.

The valuation policy of the securities held by the Series Portfolio is discussed in Note 2A of the Series Portfolio’s Notes to Financial Statements, which accompany this report.

The valuation policy of the securities held by the Master Investment Portfolio is discussed in Note 1 of the Master Investment Portfolio’s Notes to Financial Statements, which accompany this report.

     B. Investment Income:

Each Fund is allocated its share of income and expenses from its investment in the corresponding series of the Series Portfolio or Master Investment Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio or the Master Investment Portfolio are allocated pro rata among the investors and recorded by the Funds on a daily basis.

24

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

     C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional shares.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     D. Federal Income Taxes:

Each Fund of the Trust is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the following Funds had capital loss carryforwards at December 31, 2008, which are available to offset future realized capital gains, if any:

	Capital Loss	Expiration
Fund	Carryforward	Date

Money Market	$33,677	2010
	194,461	2016
High Quality Bond	330,607	2012
	2,597,290	2013
	2,170,225	2014
	1,239,618	2015
Inflation-Protected Securities	1,899,978	2013
	2,221,656	2014
	2,729,401	2016
Core Bond	3,846,449	2014
	4,469,143	2015
High Yield Bond	112,294	2009
	3,872,876	2010
	10,294,555	2016
Balanced	5,486,602	2016
Large Value	13,537,580	2016
Value	24,432,543	2016
Stock Index	11,716,660	2010
	1,866,826	2011
	988,880	2012
	1,520,479	2013
	2,655,631	2014
	19,114,072	2016
Large Core	24,516,861	2016
Large Growth	50,485,748	2016
Growth	33,061,758	2010
	18,228,192	2016

25

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

	Capital Loss	Expiration
Fund	Carryforward	Date

Mid Value	$39,252,368	2016
Mid Growth	8,720,499	2016
Small Value	12,306,787	2016
Small Core	33,138,969	2016
Small Growth	6,933,684	2016
International Equity	73,596,752	2016

     E. Operating Expenses:

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to all Funds are allocated based on relative net assets or another methodology appropriate in the circumstances.

     F. Other:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     G. Subsequent Events

The Board of Directors approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the following Funds:

Target Fund	Destination Fund

Total Return Bond	Core Bond
Value	Large Value
Growth	Large Growth

A proxy statement will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the fourth quarter of 2009.

3. Fees and Transactions with Affiliates

Transamerica Asset Management, Inc. (the “Advisor” or “TAM”) is the Funds’ investment advisor. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TFS and TCI are each indirect, wholly-owned subsidiaries of AEGON USA.

Pursuant to the Investment Advisory Agreement and subject to further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Fund. As compensation for the services performed by the Advisor, each Fund pays the Advisor a fee, accrued daily and payable monthly, at an annual rate set forth in Note 3 of the Series Portfolios’ Notes to Financial Statements, which accompany this report,

26

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

3. Fees and Transactions with Affiliates (continued)

provided however, that if the Fund invests all or substantially all of its assets in a single registered investment company, the annual fee as set forth in the following table shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. Currently, each Fund, other than the Stock Index Fund, invests all of its assets in the Series Portfolio, and the fees payable to the Advisor under the Investment Advisory Agreement are reduced completely by the aggregate management fees allocated to the Fund by the Series Portfolio. The Advisor receives a monthly fee from the Stock Index Fund at an annual rate of 0.40% of the Fund’s average daily net assets, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by MIP of 0.05%.

The Trust has entered into an Administrative Services Agreement and a Transfer Agency Agreement with TFS, under which TFS provides administration and transfer agency services. For providing these services, facilities and for bearing the related expenses, TFS receives a monthly fee from the Funds (except the Stock Index Fund), which is accrued daily and payable monthly, at the annual rate of 0.30% of each Fund’s average daily net assets. For these services the Funds paid an aggregate of $5,188,161 for the period ended June 30, 2009.

The Trust entered into a Principal Underwriting Agreement with TCI. Pursuant to Rule 12b-1 of the 1940 Act, TCI may receive a fee from each Fund at an annual rate of 0.25% of each Fund’s daily net assets in connection with the sale of shares in the Funds and to provide ongoing services to shareholders and to pay other marketing and advertising expenses. The aggregate distribution fees incurred amounted to $4,247,614 for the period ended June 30, 2009.

The Advisor has voluntarily undertaken to reimburse expenses of each Fund, to limit expenses to a rate equal to the percentage specified in the following table of the corresponding Fund’s average daily net assets, including the expenses of the Series Portfolio.

Fund	Expense Cap

Money Market	80 basis points (b.p.)
High Quality Bond	100 b.p.
Inflation-Protected Securities	100 b.p.
Core Bond	100 b.p.
Total Return Bond	100 b.p
High Yield Bond	110 b.p.
Balanced	110 b.p.
Large Value	100 b.p.
Value	105 b.p.
Stock Index	65 b.p.
Large Core	115 b.p.
Large Growth	125 b.p.
Growth	130 b.p.
Mid Value	125 b.p.
Mid Growth	135 b.p.
Small Value	150 b.p.
Small Core	150 b.p.
Small Growth	155 b.p.
International Equity	140 b.p.

Of the distribution fees incurred by the Funds, $627,603 was reimbursed. In addition to the distribution fee waiver for the Money Market Fund, TAM or any of its affiliates may waive fees or reimburse expenses in order to avoid a negative yield. At any point in which the Money Market Fund achieves a positive yield, the expenses previously waived or reimbursed pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause the Money Market Fund to experience a negative yield. Waived expenses related

27

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

3. Fees and Transactions with Affiliates (continued)

to the maintenance of the yield are included in the Statement of Operations within the expenses reimbursed. The amount waived as of June 30, 2009 was $94,128.

Certain trustees and officers of the Trust are also directors/trustees, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated funds, for which they receive fees. Aggregate remuneration incurred for non-affiliated trustees of the Trust for the period ended June 30, 2009 amounted to $48,423.

Each eligible independent trustee may elect participation in a non-qualified deferred compensation plan (“the Plan”). Under the Plan, such trustees may defer payment of all or a portion of their total fees earned as a Fund trustee. Each trustee who is a participant in the Plan may elect that the earnings, gains or losses credited to his/her deferred fee amounts be determined based on a deemed investment in investment options in Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds, Class A shares of any series of Transamerica Funds and/or funds of Transamerica Investors, Inc.

4. Concentrations and Indemnifications

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Capital Share Transactions

The Trust is presently divided into nineteen series of shares (one series underlying each Fund). The transactions in each of the Funds are as follows:

	Period Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares

Money Market
Sold during period/year	40,224,427	139,956,846
Issued on reinvestment of dividends and distributions	30,255	815,458
Redeemed during period/year	(42,156,840)	(133,041,126)

Net increase (decrease)	(1,902,158)	7,731,178

High Quality Bond
Sold during period/year	1,718,638	4,355,202
Issued on reinvestment of dividends and distributions	160,995	528,446
Redeemed during period/year	(2,451,875)	(19,586,973)

Net increase (decrease)	(572,242)	(14,703,325)

Inflation-Protected Securities
Sold during period/year	1,621,371	18,902,787
Issued on reinvestment of dividends and distributions	—	924,191
Redeemed during period/year	(3,176,309)	(11,230,965)

Net increase (decrease)	(1,554,938)	8,596,013

28

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

5. Capital Share Transactions (continued)

	Period Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares

Core Bond
Sold during period/year	4,530,833	12,964,285
Issued on reinvestment of dividends and distributions	728,689	2,399,098
Redeemed during period/year	(9,118,977)	(34,872,179)

Net increase (decrease)	(3,859,455)	(19,508,796)

Total Return Bond
Sold during period/year	2,939,806	6,819,151
Issued on reinvestment of dividends and distributions	324,815	1,026,030
Redeemed during period/year	(3,586,771)	(6,905,113)

Net increase (decrease)	(322,150)	940,068

High Yield Bond
Sold during period/year	4,204,125	9,471,930
Issued on reinvestment of dividends and distributions	1,149,707	2,379,078
Redeemed during period/year	(5,383,246)	(10,018,378)

Net increase (decrease)	(29,414)	1,832,630

Balanced
Sold during period/year	472,796	1,132,102
Issued on reinvestment of dividends and distributions	95,006	219,385
Redeemed during period/year	(980,484)	(3,816,274)

Net increase (decrease)	(412,682)	(2,464,787)

Large Value
Sold during period/year	2,340,696	8,436,948
Issued on reinvestment of dividends and distributions	356,556	1,000,943
Redeemed during period/year	(7,295,340)	(20,564,046)

Net increase (decrease)	(4,598,088)	(11,126,155)

Value
Sold during period/year	1,845,640	2,857,027
Issued on reinvestment of dividends and distributions	57,043	160,586
Redeemed during period/year	(3,611,789)	(3,914,109)

Net increase (decrease)	(1,709,106)	(896,496)

Stock Index
Sold during period/year	8,815,768	14,594,183
Issued on reinvestment of dividends and distributions	581,275	1,047,167
Redeemed during period/year	(10,260,947)	(18,437,124)

Net increase (decrease)	(863,904)	(2,795,774)

Large Core
Sold during period/year	708,194	1,881,448
Issued on reinvestment of dividends and distributions	45,845	85,821
Redeemed during period/year	(1,725,338)	(11,247,704)

Net increase (decrease)	(971,299)	(9,280,435)

29

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

5. Capital Share Transactions (continued)

	Period Ended	Year Ended
	June 30, 2009	December 31, 2008
	Shares	Shares

Large Growth
Sold during period/year	1,217,236	5,130,288
Issued on reinvestment of dividends and distributions	84,282	299,342
Redeemed during period/year	(4,217,863)	(14,778,978)

Net increase (decrease)	(2,916,345)	(9,349,348)

Growth
Sold during period/year	900,164	2,513,971
Issued on reinvestment of dividends and distributions	5,490	—
Redeemed during period/year	(1,877,132)	(4,003,144)

Net increase (decrease)	(971,478)	(1,489,173)

Mid Value
Sold during period/year	3,499,489	7,820,830
Issued on reinvestment of dividends and distributions	219,301	592,104
Redeemed during period/year	(4,212,151)	(11,394,809)

Net increase (decrease)	(493,361)	(2,981,875)

Mid Growth
Sold during period/year	1,186,535	6,333,119
Issued on reinvestment of dividends and distributions	—	84,127
Redeemed during period/year	(2,062,368)	(6,148,280)

Net increase (decrease)	(875,833)	268,966

Small Value
Sold during period/year	275,795	6,002,998
Issued on reinvestment of dividends and distributions	35,315	117,274
Redeemed during period/year	(907,575)	(6,731,530)

Net increase (decrease)	(596,465)	(611,258)

Small Core
Sold during period/year	992,234	3,128,635
Issued on reinvestment of dividends and distributions	23,044	84,785
Redeemed during period/year	(3,250,172)	(8,637,179)

Net increase (decrease)	(2,234,894)	(5,423,759)

Small Growth
Sold during period/year	220,595	4,490,313
Issued on reinvestment of dividends and distributions	—	—
Redeemed during period/year	(891,525)	(2,468,084)

Net increase (decrease)	(670,930)	2,022,229

International Equity
Sold during period/year	2,921,981	20,184,340
Issued on reinvestment of dividends and distributions	394,892	2,559,834
Redeemed during period/year	(8,585,735)	(21,983,428)

Net increase (decrease)	(5,268,862)	760,746

30

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31

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

6. Financial Highlights

Selected data for a share outstanding for the period/year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net	Tax
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Return
Period/Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	of
Ended	Period/Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Money Market
06/30/2009	$10.61	$0.01	$0.00 **	$0.01	$(0.01)	$—	$—
12/31/2008	10.62	0.20	(0.00)**	0.20	(0.20)	—	(0.01)
12/31/2007	10.62	0.48	—	0.48	(0.48)	—	(0.00	)**
12/31/2006	10.62	0.45	0.00 **	0.45	(0.45)	—	(0.00	)**
12/31/2005	10.62	0.26	0.00 **	0.26	(0.26)	—	—
12/31/2004	10.62	0.07	(0.00)**	0.07	(0.07)	—	—

High Quality Bond
06/30/2009	10.94	0.19	0.39	0.58	(0.20)	—	—
12/31/2008	11.42	0.41	(0.42)	(0.01)	(0.47)	—	—
12/31/2007	11.35	0.44	0.09	0.53	(0.46)	—	—
12/31/2006	11.34	0.39	0.03	0.42	(0.41)	—	—
12/31/2005	11.53	0.31	(0.15)	0.16	(0.35)	—	(0.00	)**
12/31/2004	11.73	0.28	(0.18)	0.10	(0.30)	—	—

Inflation-Protected Securities
06/30/2009	10.12	(0.05)	0.47	0.42	—	—	—
12/31/2008	10.95	0.48	(0.74)	(0.26)	(0.48)	—	(0.09)
12/31/2007	10.50	0.50	0.46	0.96	(0.51)	—	—
12/31/2006	10.64	0.41	(0.11)	0.30	(0.44)	—	—
12/31/2005	10.88	0.30	(0.23)	0.07	(0.31)	—	—
12/31/2004	10.98	0.21	(0.10)	0.11	(0.21)	—	(0.00	)**

Core Bond
06/30/2009	11.59	0.25	0.37	0.62	(0.25)	—	—
12/31/2008	12.50	0.55	(0.83)	(0.28)	(0.63)	—	—
12/31/2007	12.27	0.52	0.20	0.72	(0.49)	—	—
12/31/2006	12.34	0.48	(0.05)	0.43	(0.50)	—	—
12/31/2005	12.56	0.43	(0.20)	0.23	(0.45)	(0.00)**	—
12/31/2004	12.60	0.39	0.11	0.50	(0.50)	(0.04)	—

Total Return Bond
06/30/2009	8.31	0.22	0.35	0.57	(0.20)	—	—
12/31/2008	9.80	0.41	(1.28)	(0.87)	(0.45)	(0.15)	(0.02)
12/31/2007	9.93	0.44	(0.13)	0.31	(0.38)	(0.06)	—
12/31/2006	9.90	0.41	0.02	0.43	(0.36)	(0.04)	—
12/31/2005(1)	10.00	0.22	(0.21)	0.01	(0.11)	—	—

High Yield Bond
06/30/2009	5.82	0.34	1.33	1.67	(0.32)	—	—
12/31/2008	9.07	0.73	(3.26)	(2.53)	(0.72)	—	—
12/31/2007	9.63	0.72	(0.57)	0.15	(0.71)	—	—
12/31/2006	9.28	0.70	0.32	1.02	(0.67)	—	—
12/31/2005	9.68	0.68	(0.41)	0.27	(0.67)	—	—
12/31/2004	9.47	0.72	0.18	0.90	(0.69)	—	—

Balanced
06/30/2009	10.54	0.15	0.34	0.49	(0.20)	—	—
12/31/2008	15.00	0.38	(4.39)	(4.01)	(0.43)	(0.02)	(0.00	)**
12/31/2007	16.13	0.37	(0.17)	0.20	(0.39)	(0.94)	—
12/31/2006	14.84	0.33	1.30	1.63	(0.34)	—	—
12/31/2005	14.40	0.24	0.46	0.70	(0.26)	—	—
12/31/2004	13.61	0.23	0.81	1.04	(0.25)	—	—

32

				Ratios to Average Net Assets
				Expenses,		Expenses,
Total	Net Asset			Including		Including the		Net Investment
Dividends	Value,		Net Assets,	the Series		Series Portfolio		Income (Loss)
and	End of	Total	End of	Portfolio		or MIP (Net of		(Net of		Portfolio
Distributions	Period/Year	Return	Period/Year	or MIP		Reimbursement)		Reimbursement)		Turnover(c)

$(0.01)	$10.61	0.07%	$452,902,754	0.85	%*(†)	0.76	%*(†)	0.14	%*(†)	N/A
(0.21)	10.61	1.90	473,069,315	0.85		0.80		1.91		N/A
(0.48)	10.62	4.62	391,352,564	0.85		0.80		4.49		N/A
(0.45)	10.62	4.31	361,326,417	0.86		0.80		4.24		N/A
(0.26)	10.62	2.47	359,994,271	0.86		0.80		2.44		N/A
(0.07)	10.62	0.65	379,443,798	0.86		0.80		0.66		N/A

(0.20)	11.32	5.30	104,305,216	0.99	*	0.99	*	3.47	*	44%
(0.47)	10.94	(0.09)	107,129,293	0.97		0.97		3.65		64
(0.46)	11.42	4.74	279,641,200	0.96		0.96		3.80		56
(0.41)	11.35	3.78	289,128,824	0.96		0.96		3.45		55
(0.35)	11.34	1.38	315,638,896	0.97		0.97		2.67		58
(0.30)	11.53	0.89	297,612,228	0.96		0.96		2.39		48

—	10.54	4.15	129,025,058	0.99	*	0.99	*	(0.98	)*	60
(0.57)	10.12	(2.66)	139,525,577	0.98		0.98	(d)	4.46		154
(0.51)	10.95	9.48	56,916,202	1.06		1.00	(d)	4.68		340
(0.44)	10.50	2.92	61,590,667	1.02		1.00	(d)	3.93		525
(0.31)	10.64	0.66	106,149,295	1.00		1.00		2.82		756
(0.21)	10.88	1.02	119,108,777	1.01		0.99	(d)	1.88		554

(0.25)	11.96	5.42	403,950,544	0.96	*	0.96	*	4.27	*	462	(e)
(0.63)	11.59	(2.33)	436,050,753	0.95		0.95		4.54		530	(e)
(0.49)	12.50	6.04	714,537,140	0.95		0.95		4.24		503	(e)
(0.50)	12.27	3.54	770,440,948	0.96		0.96		3.92		487	(e)
(0.45)	12.34	1.86	834,004,721	0.96		0.96		3.42		1,003	(e)
(0.54)	12.56	4.04	737,016,195	0.96		0.96		3.05		885	(e)

(0.20)	8.68	6.92	121,459,305	1.02	*	1.00	(d)*	5.26	*	130	(e)
(0.62)	8.31	(9.00)	118,942,402	1.00		1.00	(d)	4.43		407	(e)
(0.44)	9.80	3.17	131,047,111	1.02		1.00	(d)	4.44		521	(e)
(0.40)	9.93	4.40	56,195,959	1.17		1.00	(d)	4.16		470	(e)
(0.11)	9.90	0.06	21,430,500	1.88	*	1.00	(d)*	3.82	*	327	(e)

(0.32)	7.17	29.33	173,557,490	1.18	*	1.10	*	10.62	*	51
(0.72)	5.82	(29.31)	141,019,442	1.17		1.10		8.99		54
(0.71)	9.07	1.57	203,061,594	1.17		1.10		7.46		96
(0.67)	9.63	11.33	214,911,223	1.18		1.10		7.36		93
(0.67)	9.28	2.91	187,748,445	1.19		1.10	(d)	7.25		68
(0.69)	9.68	9.94	156,676,281	1.19		1.10	(d)	7.57		80

(0.20)	10.83	4.84	49,545,061	1.23	*	1.10	(d)*	2.93	*	85	(e)
(0.45)	10.54	(27.15)	52,588,356	1.14		1.10	(d)	2.87		154	(e)
(1.33)	15.00	1.21	111,805,533	1.12		1.10	(d)	2.27		226	(e)
(0.34)	16.13	11.10	147,401,557	1.12		1.09	(d)	2.13		224	(e)
(0.26)	14.84	4.91	174,962,738	1.13		1.09	(d)	1.66		367	(e)
(0.25)	14.40	7.73	198,487,194	1.10		1.08	(d)	1.64		338	(e)

33

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

6. Financial Highlights (continued)

Selected data for a share outstanding for the period/year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net	Tax
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Return
Period/Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	of
Ended	Period/Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Large Value
06/30/2009	$12.55	$0.12	$(0.60)	$(0.48)	$(0.13)	$—	$—
12/31/2008	22.77	0.37	(10.12)	(9.75)	(0.38)	(0.09)	—
12/31/2007	25.97	0.31	(0.89)	(0.58)	(0.35)	(2.27)	—
12/31/2006	23.69	0.24	4.45	4.69	(0.23)	(2.18)	—
12/31/2005	24.42	0.21	1.35	1.56	(0.20)	(2.09)	—
12/31/2004	22.38	0.29	2.45	2.74	(0.26)	(0.44)	—

Value
06/30/2009	4.80	0.05	0.51	0.56	(0.05)	—	—
12/31/2008	9.24	0.15	(4.44)	(4.29)	(0.15)	—	(0.00	)**
12/31/2007	11.58	0.12	(1.45)	(1.33)	(0.11)	(0.90)	(0.00	)**
12/31/2006	10.69	0.10	1.49	1.59	(0.08)	(0.62)	—
12/31/2005(1)	10.00	0.09	0.64	0.73	(0.04)	(0.00)**	—

Stock Index
06/30/2009	7.01	0.07	0.13	0.20	(0.07)	—	—
12/31/2008	11.40	0.16	(4.39)	(4.23)	(0.16)	—	—
12/31/2007	11.03	0.16	0.37	0.53	(0.16)	—	—
12/31/2006	9.71	0.14	1.32	1.46	(0.14)	—	(0.00	)**
12/31/2005	9.43	0.12	0.28	0.40	(0.12)	—	—
12/31/2004	8.67	0.13	0.75	0.88	(0.12)	—	—

Large Core
06/30/2009	13.57	0.07	0.23	0.30	(0.08)	—	—
12/31/2008	21.75	0.15	(8.17)	(8.02)	(0.16)	—	—
12/31/2007	22.54	0.13	0.23	0.36	(0.16)	(0.99)	—
12/31/2006	20.39	0.12	2.16	2.28	(0.13)	—	—
12/31/2005	19.22	0.09	1.17	1.26	(0.09)	—	—
12/31/2004	17.55	0.13	1.66	1.79	(0.12)	—	—

Large Growth
06/30/2009	12.35	0.04	1.03	1.07	(0.05)	—	—
12/31/2008	20.90	0.06	(8.41)	(8.35)	(0.06)	(0.14)	—
12/31/2007	21.10	0.01	2.42	2.43	(0.01)	(2.62)	—
12/31/2006	20.38	(0.03)	0.75	0.72	—	—	—
12/31/2005	19.13	(0.05)	1.31	1.26	(0.01)	—	—
12/31/2004	17.86	0.02	1.26	1.28	(0.01)	—	—

Growth
06/30/2009	9.06	(0.01)	1.35	1.34	(0.01)	—	—
12/31/2008	18.58	(0.07)	(9.45)	(9.52)	—	—	—
12/31/2007	14.53	(0.11)	4.16	4.05	—	—	—
12/31/2006	13.72	(0.09)	0.90	0.81	(0.00)**	—	—
12/31/2005	12.75	(0.08)	1.05	0.97	—	—	—
12/31/2004	11.43	(0.11)	1.43	1.32	—	—	—

Mid Value
06/30/2009	8.09	0.05	0.49	0.54	(0.05)	—	—
12/31/2008	13.27	0.13	(5.15)	(5.02)	(0.13)	(0.03)	(0.00	)**
12/31/2007	14.80	0.13	0.17	0.30	(0.13)	(1.70)	—
12/31/2006	13.70	0.09	2.31	2.40	(0.09)	(1.21)	—
12/31/2005	13.87	0.11	1.16	1.27	(0.11)	(1.33)	—
12/31/2004	12.23	0.03	2.96	2.99	(1.16)	(0.19)	—

34

				Ratios to Average Net Assets
				Expenses,		Expenses,
Total	Net Asset			Including the		Including the		Net Investment
Dividends	Value,		Net Assets,	Series		Series Portfolio		Income (Loss)
and	End of	Total	End of	Portfolio		or MIP (Net of		(Net of		Portfolio
Distributions	Period/Year	Return	Period/Year	or MIP		Reimbursement)		Reimbursement)		Turnover(c)

$(0.13)	$11.94	(3.73)%	$338,764,130	1.06	%*	1.00	%*	2.10	%*	104%
(0.47)	12.55	(43.35)	413,627,922	1.05		1.00	(d)	2.01		26
(2.62)	22.77	(2.26)	1,004,084,821	1.05		1.00	(d)	1.16		30
(2.41)	25.97	20.05	1,217,320,108	1.05		1.00		0.95		31
(2.29)	23.69	6.33	1,166,964,129	1.05		1.00		0.86		89
(0.70)	24.42	12.31	1,115,110,989	1.05		1.00		1.28		44

(0.05)	5.31	11.77	26,447,892	1.32	*	1.05	(d)*	2.08	*	34
(0.15)	4.80	(46.87)	32,106,180	1.21		1.05	(d)	1.97		101
(1.01)	9.24	(11.54)	70,120,752	1.18		1.05	(d)	1.02		57
(0.70)	11.58	14.98	54,247,573	1.40		1.05	(d)	0.93		74
(0.04)	10.69	7.27	16,845,098	2.94	*	1.05	(d)*	1.41	*	21

(0.07)	7.14	2.95	396,288,399	0.68	*	0.65	(d)*	2.14	*	2
(0.16)	7.01	(37.38)	394,903,133	0.68		0.65	(d)	1.73		8
(0.16)	11.40	4.82	674,509,953	0.67		0.65	(d)	1.36		7
(0.14)	11.03	15.16	648,855,036	0.68		0.65	(d)	1.34		14
(0.12)	9.71	4.24	615,460,968	0.67		0.65		1.25		10
(0.12)	9.43	10.19	533,833,593	0.67		0.65		1.42		14

(0.08)	13.79	2.28	93,981,995	1.23	*	1.15	*	1.14	*	41
(0.16)	13.57	(37.03)	105,671,089	1.24		1.15		0.81		99
(1.15)	21.75	1.60	371,131,115	1.21		1.15	(d)	0.57		101
(0.13)	22.54	11.22	502,473,277	1.20		1.15		0.59		73
(0.09)	20.39	6.55	570,383,726	1.21		1.15		0.44		79
(0.12)	19.22	10.23	592,035,283	1.21		1.15		0.72		184

(0.05)	13.37	8.69	267,660,914	1.23	*	1.23	(d)*	0.67	*	44
(0.20)	12.35	(40.21)	283,151,296	1.22		1.22		0.35		102
(2.63)	20.90	11.61	674,841,106	1.22		1.22	(d)	0.03		129
—	21.10	3.53	785,604,231	1.21		1.21		(0.15)		84
(0.01)	20.38	6.57	965,912,967	1.22		1.22		(0.24)		76
(0.01)	19.13	7.17	980,140,429	1.21		1.21		0.11		129

(0.01)	10.39	14.79	57,898,133	1.47	*	1.30	(d)*	(0.29	)*	73
—	9.06	(51.24)	59,290,997	1.43		1.30	(d)	(0.48)		212
—	18.58	27.87	149,316,045	1.40		1.30	(d)	(0.66)		134
(0.00)**	14.53	5.93	159,789,416	1.40		1.30	(d)	(0.68)		147
—	13.72	7.61	188,815,294	1.40		1.30	(d)	(0.65)		187
—	12.75	11.55	216,191,164	1.54		1.45	(d)	(0.98)		252

(0.05)	8.58	6.69	314,379,853	1.28	*	1.25	(d)*	1.16	*	37
(0.16)	8.09	(38.09)	300,450,298	1.27		1.25		1.12		68
(1.83)	13.27	2.08	532,208,594	1.27		1.25	(d)	0.82		69
(1.30)	14.80	17.74	517,977,045	1.28		1.25	(d)	0.62		80
(1.44)	13.70	9.13	371,342,827	1.30		1.25	(d)	0.74		112
(1.35)	13.87	24.69	239,718,457	1.30		1.25	(d)	0.26		147

35

TRANSAMERICA PARTNERS FUNDS GROUP
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

6. Financial Highlights (continued)

Selected data for a share outstanding for the period/year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net	Tax
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Return
Period/Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	of
Ended	Period/Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Mid Growth
06/30/2009	$6.66	$(0.03)	$0.13	$0.10	$—	$—	$—
12/31/2008	11.53	(0.06)	(4.75)	(4.81)	—	(0.06)	(0.00	)**
12/31/2007	10.44	(0.10)	3.16	3.06	—	(1.97)	—
12/31/2006	11.06	(0.10)	0.26	0.16	—	(0.78)	—
12/31/2005	10.35	(0.10)	1.42	1.32	—	(0.61)	—
12/31/2004	9.49	(0.09)	1.45	1.36	(0.04)	(0.46)	—

Small Value
06/30/2009	7.27	0.03	(0.34)	(0.31)	(0.03)	—	—
12/31/2008	10.14	0.12	(2.86)	(2.74)	(0.12)	—	(0.01)
12/31/2007	12.15	0.09	(1.08)	(0.99)	(0.10)	(0.92)	(0.00	)**
12/31/2006	12.20	(0.04)	1.13	1.09	—	(1.14)	—
12/31/2005	13.40	(0.06)	(0.63)	(0.69)	—	(0.50)	(0.01)
12/31/2004	11.66	(0.04)	2.47	2.43	(0.26)	(0.43)	—

Small Core
06/30/2009	11.70	0.01	0.38	0.39	(0.03)	—	—
12/31/2008	18.55	0.06	(6.82)	(6.76)	(0.06)	—	(0.03)
12/31/2007	23.89	(0.00)**	(1.17)	(1.17)	—	(4.13)	(0.04)
12/31/2006	24.73	(0.07)	2.73	2.66	—	(3.50)	—
12/31/2005	26.39	(0.12)	2.75	2.63	—	(4.29)	—
12/31/2004	23.57	(0.10)	2.92	2.82	—	—	—

Small Growth
06/30/2009	8.34	(0.04)	1.13	1.09	—	—	—
12/31/2008	13.52	(0.09)	(5.09)	(5.18)	—	—	—
12/31/2007	13.75	(0.16)	1.25	1.09	—	(1.32)	—
12/31/2006	14.48	(0.14)	1.11	0.97	—	(1.70)	(0.00	)**
12/31/2005	15.48	(0.16)	0.17	0.01	—	(1.01)	—
12/31/2004	13.92	(0.16)	1.72	1.56	—	—	—

International Equity
06/30/2009	7.64	0.07	0.29	0.36	(0.08)	—	—
12/31/2008	16.27	0.27	(8.22)	(7.95)	(0.31)	(0.37)	(0.00	)**
12/31/2007	17.56	0.32	1.52	1.84	(0.33)	(2.80)	—
12/31/2006	15.86	0.23	3.89	4.12	(0.44)	(1.98)	—
12/31/2005	15.46	0.23	1.38	1.61	(0.26)	(0.95)	—
12/31/2004	13.33	0.18	2.32	2.50	(0.26)	(0.11)	—

(†)	Expenses waived to sustain a positive yield had an impact of 0.04%.
(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(c)	Portfolio turnover of the Series Portfolio or Master Investment Portfolio.
(d)	Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.
(e)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level. Refer to Note 2J of the Series Portfolio’s Notes to Financial Statements which accompany this report.
*	Annualized.
**	Amount rounds to less than one penny per share.
***	Amount rounds to less than 0.005% or (0.005)%.
(1)	Commencement of Operations, June 3, 2005.

36

				Ratios to Average Net Assets
				Expenses,		Expenses,
Total	Net Asset			Including the		Including the		Net Investment
Dividends	Value,		Net Assets,	Series		Series Portfolio		Income (Loss)
and	End of	Total	End of	Portfolio		or MIP (Net of		(Net of		Portfolio
Distributions	Period/Year	Return	Period/Year	or MIP		Reimbursement)		Reimbursement)		Turnover(c)

$—	$6.76	1.50%	$78,187,609	1.38	%*	1.35	%(d)*	(0.89	)%*	110%
(0.06)	6.66	(41.87)	82,783,884	1.36		1.35	(d)	(0.62)		158
(1.97)	11.53	29.64	140,341,414	1.35		1.35	(d)	(0.82)		152
(0.78)	10.44	1.58	123,994,883	1.34		1.34	(d)	(0.90)		151
(0.61)	11.06	12.69	123,571,226	1.36		1.34	(d)	(0.97)		142
(0.50)	10.35	14.66	103,629,226	1.39		1.35	(d)	(0.89)		223

(0.03)	6.93	(4.14)	41,417,479	1.55	*	1.50	(d)*	1.03	*	38
(0.13)	7.27	(27.17)	47,797,220	1.48		1.47	(d)	1.30		117
(1.02)	10.14	(8.31)	72,825,072	1.48		1.46	(d)	0.73		94
(1.14)	12.15	8.98	104,627,088	1.47		1.45	(d)	(0.33)		105
(0.51)	12.20	(5.23)	100,733,751	1.49		1.46	(d)	(0.50)		143
(0.69)	13.40	20.98	86,072,295	1.53		1.49	(d)	(0.32)		42

(0.03)	12.06	3.34	101,427,499	1.47	*	1.46	(d)*	0.16	*	65
(0.09)	11.70	(36.48)	124,595,265	1.44		1.44	(d)	0.36		106
(4.17)	18.55	(5.06)	298,148,094	1.42		1.42	(d)	(0.00	)***	97
(3.50)	23.89	11.14	408,545,538	1.42		1.42		(0.28)		86
(4.29)	24.73	9.90	454,817,759	1.43		1.43	(d)	(0.48)		92
—	26.39	11.96	441,213,798	1.41		1.41		(0.42)		103

—	9.43	13.07	47,469,657	1.59	*	1.55	(d)*	(1.08	)*	49
—	8.34	(38.31)	47,581,140	1.55		1.53	(d)	(0.81)		146
(1.32)	13.52	7.94	49,765,569	1.57		1.55	(d)	(1.07)		144
(1.70)	13.75	8.03	51,453,869	1.87		1.55	(d)	(0.94)		173
(1.01)	14.48	(0.11)	44,003,170	1.63		1.55	(d)	(1.06)		183
—	15.48	11.21	46,810,421	1.63		1.55	(d)	(1.16)		84

(0.08)	7.92	4.77	292,215,177	1.48	*	1.40	(d)*	2.12	*	120
(0.68)	7.64	(50.25)	322,408,240	1.42		1.40		2.22		174
(3.13)	16.27	11.07	674,058,290	1.44		1.40	(d)	1.72		110
(2.42)	17.56	26.65	673,061,994	1.44		1.40	(d)	1.29		81
(1.21)	15.86	10.67	614,991,456	1.46		1.40	(d)	1.53		94
(0.37)	15.46	18.98	558,771,808	1.44		1.40		1.32		171

37

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

June 30, 2009
(Unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Money Market Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Money Market Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and GE Asset Management, Incorporated (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.   The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. It was noted that the Fund’s managers sought to avoid risk by increasing allocations to U.S. Government securities. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.   The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group

38

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners High Quality Bond Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and

39

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above with the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the

40

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Inflation-Protected Securities Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Inflation-Protected Securities Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and BlackRock Financial Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services

41

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund changed its name and investment objective on May 1, 2007 and that Lipper discarded the prior track record of the Fund for performance comparison purposes. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-

42

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Core Bond Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Core Bond Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and BlackRock Financial Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance

43

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Total Return Bond Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Total Return Bond Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: Western Asset Management Company and Western Asset Management Company Ltd.

44

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

(each the “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management teams of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was in June 2005. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were below the median for its expense group and above the median for its expense

45

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners High Yield Bond Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners High Yield Bond Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and Eaton Vance Management (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser

46

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. The Trustees agreed that they would work to address profitability with the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances.

47

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Balanced Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Balanced Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Ltd. (each the “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations,

48

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were below the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

49

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Large Value Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper

50

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was above the median for its expense group and in line with the median for its expense universe and total expenses were below the median for its expense group and in line with the median for its expense universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Value Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Value Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and Hotchkis and Wiley Capital

51

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was in June 2005. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM, noting the deeper value bias inherent in the Fund’s strategy and its impact on performance. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted

52

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were below the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Stock Index Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund

53

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees noted that the Fund is an underlying mutual fund sponsored by Barclays Global Fund Advisors. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below with the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources

54

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Large Core Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Large Core Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: Aronson+Johnson+Ortiz, LP and BlackRock Financial Management, Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management teams of the

55

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-

56

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Large Growth Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Large Growth Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: Marsico Capital Management, LLC, OFI Institutional Asset Management, Inc. and Wellington Management Company, LLP (each the “Sub-Adviser” and together the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be

57

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners

58

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Growth Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Growth Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and Turner Investment Partners, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration,

59

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were below the median for its expense group and above the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Mid Value Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Mid Value Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: Cramer Rosenthal McGlynn, LLC, LSV Asset Management and RiverSource Investments, LLC (each a “Sub-

60

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management teams of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer

61

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that two of the Sub-Advisers (Cramer Rosenthal McGlynn, LLC and RiverSource Investments, LLC) are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Mid Growth Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Mid Growth Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and Columbus Circle Investors (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the

62

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

63

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Small Value Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Small Value Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: Mesirow Financial Investment Management, Inc. and OFI Institutional Asset Management, Inc. (each the “Sub-Adviser” and together the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-

64

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were below the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances.

65

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Small Core Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) for Transamerica Partners Small Core Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and the following sub-advisers: INVESCO Institutional (N.A.), Inc. and Wellington Management Company, LLP (each the “Sub-Adviser” and together the “Sub-Advisers”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of

66

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management teams of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

67

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that one of the Sub-Advisers (Wellington Management Company, LLP) is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) and Transamerica Partners Portfolios (the “Portfolio Trust”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Small Growth Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for Transamerica Partners Small Growth Portfolio (the “Portfolio”), a series of the Portfolio Trust, between TAM and Perimeter Capital Partners LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed. The Fund invests all of its investable assets in the Portfolio.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations,

68

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were in line with the median for its expense group and above the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its

69

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners International Equity Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper

70

TRANSAMERICA PARTNERS FUNDS GROUP
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS —
CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below with the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

71

TRANSAMERICA ASSET ALLOCATION FUNDS
AN EXPLANATION OF FUND EXPENSES
(Unaudited)

As a shareholder in a mutual fund invested in underlying mutual funds of Transamerica Partners Funds Group (“Funds Group”), you will bear the ongoing costs of managing the corresponding mutual funds in which your fund invests (such as the distribution fees, administration fees and other expenses). You will also bear the cost of operating the mutual fund (such as the advisory fee).

The first column in the following table assumes an investment of $1,000 on January 1, 2009. The second column will show your ending balance (per $1,000) on June 30, 2009. The third column will show how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its investments in Funds Group. The figures in both of these columns are based on the actual total return and the actual expenses incurred for the period January 1, 2009-June 30, 2009. In order to approximate how much you paid in expenses during the six months, divide your balance by 1,000 and multiply the result by the dollar amount shown under the heading “Expenses Paid During the Period January 1, 2009-June 30, 2009.”

The fourth and fifth columns will also show your ending balance (per $1,000) on June 30, 2009 and how much of your investment (per $1,000) went to the ongoing costs of both your mutual fund and its investments in Funds Group, but assumes a total annual return rate of 5% before expenses. Since the 5% is hypothetical, the ending account values and the expenses paid for the period January 1, 2009-June 30, 2009 will not be the actual values per $1,000 of your investment. This information is presented so you may compare the cost of investing in a Transamerica Asset Allocation Fund against the cost of investing in other funds. Other mutual funds should provide this information based on a hypothetical annual return of 5% before expenses in their most recent report in order for you to make a fair comparison.

			Expenses Paid		Expenses Paid
	Beginning Account	Ending Account	During the Period	Ending Account	During the Period	Annualized
	Value	Value	January 1, 2009-	Value	January 1, 2009-	Expense
Fund	January 1, 2009	June 30, 2009(1)	June 30, 2009(1)(2)(3)	June 30, 2009(4)	June 30, 2009(2)(3)(4)	Ratio(2)
Short Horizon	$1,000	$1,071.00	$0.51	$1,024.30	$0.50	0.10%

Short/Intermediate Horizon	1,000	1,065.10	0.51	1,024.30	0.50	0.10

Intermediate Horizon	1,000	1,057.00	0.51	1,024.30	0.50	0.10

Intermediate/Long Horizon	1,000	1,050.90	0.51	1,024.30	0.50	0.10

Long Horizon	1,000	1,041.40	0.51	1,024.30	0.50	0.10

(1)	Based on actual returns and expenses.

(2)	These figures exclude fees and expenses of the underlying investments in Funds Group.

(3)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

(4)	Based on hypothetical 5% annual returns before actual expenses.

72

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT HORIZON
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in affiliates, at value (Notes 1 and 2)	$91,989,052
Cash	—
Receivable for Fund shares sold	118,528
Receivable for investments sold	27,934

Total assets	92,135,514

LIABILITIES:
Due to Custodian	—
Payable for Fund shares redeemed	146,462
Payable for investments purchased	—
Accrued investment advisory fee	8,157

Total liabilities	154,619

Net assets	$91,980,895

Net Assets Consist of:
Paid-in capital	$108,079,623
Undistributed (accumulated) net investment income (loss)	(2,789)
Undistributed (accumulated) net realized gains (losses)	(9,944,482)
Net unrealized appreciation (depreciation) on investments	(6,151,457)

Net assets	$91,980,895

Outstanding shares, $0.00001 par value per share,
unlimited number of shares of beneficial
interest authorized	9,422,024

Net asset value per share*	$9.76

Investments in affiliates, at cost	$98,140,509

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Dividend income from investments in affiliates	$1,738,378
Expenses (Notes 2 and 3):
Investment advisory fee	(48,453)

Net investment income (loss)	1,689,925

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	—
Net realized gains (losses) on investments in affiliates	(4,084,562)
Change in net unrealized appreciation (depreciation) on investments in affiliates	8,935,077

Net realized and unrealized gains (losses) on investments	4,850,515

Net increase (decrease) in net assets resulting from operations	$6,540,440

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08
From operations:
Net investment income (loss)	$1,689,925	$6,535,639
Capital gain distribution earned from investments in affiliates	—	90,075
Net realized gains (losses) on investments in affiliates	(4,084,562)	(4,121,328)
Change in net unrealized appreciation (depreciation) on investments in affiliates	8,935,077	(15,489,547)

Net increase (decrease) in net assets resulting from operations	6,540,440	(12,985,161)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(1,692,713)	(6,535,639)
Net realized gains from investment transactions	—	(156,185)
Tax return of capital	—	(4,341)

Total dividends and distributions	(1,692,713)	(6,696,165)

From capital share transactions:
Shares sold	13,503,229	55,452,729
Shares issued on reinvestment of dividends and distributions	1,692,713	6,696,165
Shares redeemed	(34,478,290)	(83,359,039)

Net increase (decrease) in net assets resulting from capital share transactions	(19,282,348)	(21,210,145)

Total increase (decrease) in net assets	(14,434,621)	(40,891,471)
Net assets:
Beginning of period/year	106,415,516	147,306,987

End of period/year	$91,980,895	$106,415,516

Shares outstanding beginning of period/year	11,468,758	13,673,930
Shares sold	1,446,773	5,352,076
Shares issued on reinvestment of dividends and distributions	180,211	661,676
Shares redeemed	(3,673,718)	(8,218,924)

Shares outstanding end of period/year	9,422,024	11,468,758

Undistributed (accumulated) net investment income (loss)	$(2,789)	$(1)

See notes to financial statements.

73

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT/INTERMEDIATE HORIZON
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in affiliates, at value (Notes 1 and 2)	$88,596,332
Cash	—
Receivable for Fund shares sold	34,039
Receivable for investments sold	344,777

Total assets	88,975,148

LIABILITIES:
Due to Custodian	—
Payable for Fund shares redeemed	378,816
Payable for investments purchased	—
Accrued investment advisory fee	7,798

Total liabilities	386,614

Net assets	$88,588,534

Net Assets Consist of:
Paid-in capital	$114,711,763
Undistributed (accumulated) net investment income (loss)	(3,369)
Undistributed (accumulated) net realized gains (losses)	(8,972,809)
Net unrealized appreciation (depreciation) on investments	(17,147,051)

Net assets	$88,588,534

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	10,854,863

Net asset value per share*	$8.16

Investments in affiliates, at cost	$105,743,383

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Dividend income from investments in affiliates	$1,366,459
Expenses (Notes 2 and 3):
Investment advisory fee	(43,946)

Net investment income (loss)	1,322,513

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	—
Net realized gains (losses) on investments in affiliates	(4,030,905)
Change in net unrealized appreciation (depreciation) on investments in affiliates	7,911,189

Net realized and unrealized gains (losses) on investments	3,880,284

Net increase (decrease) in net assets resulting from operations	$5,202,797

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08
From operations:
Net investment income (loss)	$1,322,513	$5,454,388
Capital gain distribution earned from investments in affiliates	—	281,738
Net realized gains (losses) on investments in affiliates	(4,030,905)	(3,681,322)
Change in net unrealized appreciation (depreciation) on investments in affiliates	7,911,189	(27,124,723)

Net increase (decrease) in net assets resulting from operations	5,202,797	(25,069,919)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(1,325,881)	(5,473,710)
Net realized gains from investment transactions	—	(325,702)
Tax return of capital	—	(4,021)

Total dividends and distributions	(1,325,881)	(5,803,433)

From capital share transactions:
Shares sold	11,357,654	42,592,429
Shares issued on reinvestment of dividends and distributions	1,325,881	5,803,433
Shares redeemed	(25,543,836)	(79,605,931)

Net increase (decrease) in net assets resulting from capital share transactions	(12,860,301)	(31,210,069)

Total increase (decrease) in net assets	(8,983,385)	(62,083,421)
Net assets:
Beginning of period/year	97,571,919	159,655,340

End of period/year	$88,588,534	$97,571,919

Shares outstanding beginning of period/year	12,537,433	16,088,876
Shares sold	1,473,795	4,599,382
Shares issued on reinvestment of dividends and distributions	170,041	648,669
Shares redeemed	(3,326,406)	(8,799,494)

Shares outstanding end of period/year	10,854,863	12,537,433

Undistributed (accumulated) net investment income (loss)	$(3,369)	$(1)

See notes to financial statements.

74

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE HORIZON
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in affiliates, at value (Notes 1 and 2)	$314,397,615
Cash	—
Receivable for Fund shares sold	200,595
Receivable for investments sold	420,560

Total assets	315,018,770

LIABILITIES:
Due to Custodian	—
Payable for Fund shares redeemed	621,155
Payable for investments purchased	—
Accrued investment advisory fee	27,762

Total liabilities	648,917

Net assets	$314,369,853

Net Assets Consist of:
Paid-in capital	$475,900,985
Undistributed (accumulated) net investment income (loss)	(12,684)
Undistributed (accumulated) net realized gains (losses)	(64,277,251)
Net unrealized appreciation (depreciation) on investments	(97,241,197)

Net assets	$314,369,853

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	36,664,852

Net asset value per share*	$8.57

Investments in affiliates, at cost	$411,638,812

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Dividend income from investments in affiliates	$4,038,788
Expenses (Notes 2 and 3):
Investment advisory fee	(158,597)

Net investment income (loss)	3,880,191

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	—
Net realized gains (losses) on investments in affiliates	(18,053,057)
Change in net unrealized appreciation (depreciation) on investments in affiliates	31,105,903

Net realized and unrealized gains (losses) on investments	13,052,846

Net increase (decrease) in net assets resulting from operations	$16,933,037

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08
From operations:
Net investment income (loss)	$3,880,191	$17,949,540
Capital gain distribution earned from investments in affiliates	—	1,857,840
Net realized gains (losses) on investments in affiliates	(18,053,057)	(33,363,834)
Change in net unrealized appreciation (depreciation) on investments in affiliates	31,105,903	(136,398,365)

Net increase (decrease) in net assets resulting from operations	16,933,037	(149,954,819)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(3,892,874)	(17,949,540)
Net realized gains from investment transactions	—	(1,600,020)
Tax return of capital	—	(14,804)

Total dividends and distributions	(3,892,874)	(19,564,364)

From capital share transactions:
Shares sold	43,933,562	158,547,228
Shares issued on reinvestment of dividends and distributions	3,892,874	19,564,364
Shares redeemed	(89,261,014)	(312,803,413)

Net increase (decrease) in net assets resulting from capital share transactions	(41,434,578)	(134,691,821)

Total increase (decrease) in net assets	(28,394,415)	(304,211,004)
Net assets:
Beginning of period/year	342,764,268	646,975,272

End of period/year	$314,369,853	$342,764,268

Shares outstanding beginning of period/year	41,763,496	56,524,973
Shares sold	5,536,481	16,147,800
Shares issued on reinvestment of dividends and distributions	480,228	1,970,797
Shares redeemed	(11,115,353)	(32,880,074)

Shares outstanding end of period/year	36,664,852	41,763,496

Undistributed (accumulated) net investment income (loss)	$(12,684)	$(1)

See notes to financial statements.

75

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE/LONG HORIZON
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in affiliates, at value (Notes 1 and 2)	$289,878,936
Cash	—
Receivable for Fund shares sold	230,305
Receivable for investments sold	—

Total assets	290,109,241

LIABILITIES:
Due to Custodian	—
Payable for Fund shares redeemed	176,801
Payable for investments purchased	53,504
Accrued investment advisory fee	25,638

Total liabilities	255,943

Net assets	$289,853,298

Net Assets Consist of:
Paid-in capital	$452,079,601
Undistributed (accumulated) net investment income (loss)	(11,183)
Undistributed (accumulated) net realized gains (losses)	(35,696,684)
Net unrealized appreciation (depreciation) on investments	(126,518,436)

Net assets	$289,853,298

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	36,271,797

Net asset value per share*	$7.99

Investments in affiliates, at cost	$416,397,372

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Dividend income from investments in affiliates	$2,952,123
Expenses (Notes 2 and 3):
Investment advisory fee	(143,551)

Net investment income (loss)	2,808,572

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	—
Net realized gains (losses) on investments in affiliates	(20,208,539)
Change in net unrealized appreciation (depreciation) on investments in affiliates	30,087,030

Net realized and unrealized gains (losses) on investments	9,878,491

Net increase (decrease) in net assets resulting from operations	$12,687,063

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08
From operations:
Net investment income (loss)	$2,808,572	$12,773,226
Capital gain distribution earned from investments in affiliates	—	2,311,083
Net realized gains (losses) on investments in affiliates	(20,208,539)	5,950,269
Change in net unrealized appreciation (depreciation) on investments in affiliates	30,087,030	(196,520,202)

Net increase (decrease) in net assets resulting from operations	12,687,063	(175,485,624)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(2,819,755)	(12,773,226)
Net realized gains from investment transactions	—	(13,709,871)
Tax return of capital	—	(6,970,825)

Total dividends and distributions	(2,819,755)	(33,453,922)

From capital share transactions:
Shares sold	32,482,971	109,790,676
Shares issued on reinvestment of dividends and distributions	2,819,755	33,453,922
Shares redeemed	(72,291,301)	(238,310,400)

Net increase (decrease) in net assets resulting from capital share transactions	(36,988,575)	(95,065,802)

Total increase (decrease) in net assets	(27,121,267)	(304,005,348)
Net assets:
Beginning of period/year	316,974,565	620,979,913

End of period/year	$289,853,298	$316,974,565

Shares outstanding beginning of period/year	41,272,015	49,532,668
Shares sold	4,412,649	10,166,587
Shares issued on reinvestment of dividends and distributions	376,023	3,931,772
Shares redeemed	(9,788,890)	(22,359,012)

Shares outstanding end of period/year	36,271,797	41,272,015

Undistributed (accumulated) net investment income (loss)	$(11,183)	$—

See notes to financial statements.

76

TRANSAMERICA ASSET ALLOCATION FUNDS
LONG HORIZON
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Investment in affiliates, at value (Notes 1 and 2)	$183,002,341
Cash	—
Receivable for Fund shares sold	319,149
Receivable for investments sold	—

Total assets	183,321,490

LIABILITIES:
Due to Custodian	—
Payable for Fund shares redeemed	242,976
Payable for investments purchased	76,173
Accrued investment advisory fee	16,193

Total liabilities	335,342

Net assets	$182,986,148

Net Assets Consist of:
Paid-in capital	$307,680,725
Undistributed (accumulated) net investment income (loss)	(7,240)
Undistributed (accumulated) net realized gains (losses)	(19,293,411)
Net unrealized appreciation (depreciation) on investments	(105,393,926)

Net assets	$182,986,148

Outstanding shares, $0.00001 par value per share, unlimited number of shares of beneficial interest authorized	28,141,815

Net asset value per share*	$6.50

Investments in affiliates, at cost	$288,396,267

*	Net asset value per share equals Net assets/Outstanding shares.

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Dividend income from investments in affiliates	$1,414,457
Expenses (Notes 2 and 3):
Investment advisory fee	(86,874)

Net investment income (loss)	1,327,583

Realized and unrealized gains (losses) on investments (Note 2):
Capital gain distribution earned from investments in affiliates	—
Net realized gains (losses) on investments in affiliates	(11,716,177)
Change in net unrealized appreciation (depreciation) on investments in affiliates	16,608,750

Net realized and unrealized gains (losses) on investments	4,892,573

Net increase (decrease) in net assets resulting from operations	$6,220,156

STATEMENT OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08
From operations:
Net investment income (loss)	$1,327,583	$5,942,066
Capital gain distribution earned from investments in affiliates	—	1,893,101
Net realized gains (losses) on investments in affiliates	(11,716,177)	(826,065)
Change in net unrealized appreciation (depreciation) on investments in affiliates	16,608,750	(147,661,522)

Net increase (decrease) in net assets resulting from operations	6,220,156	(140,652,420)

Dividends and distributions to shareholders from (Note 2):
Net investment income	(1,334,824)	(5,942,066)
Net realized gains from investment transactions	—	(4,819,652)
Tax return of capital	—	(3,911,132)

Total dividends and distributions	(1,334,824)	(14,672,850)

From capital share transactions:
Shares sold	26,212,858	85,274,463
Shares issued on reinvestment of dividends and distributions	1,334,824	14,672,850
Shares redeemed	(42,325,421)	(149,516,594)

Net increase (decrease) in net assets resulting from capital share transactions	(14,777,739)	(49,569,281)

Total increase (decrease) in net assets	(9,892,407)	(204,894,551)
Net assets:
Beginning of period/year	192,878,555	397,773,106

End of period/year	$182,986,148	$192,878,555

Shares outstanding beginning of period/year	30,686,064	35,779,593
Shares sold	4,483,745	9,322,612
Shares issued on reinvestment of dividends and distributions	219,737	2,101,772
Shares redeemed	(7,247,731)	(16,517,913)

Shares outstanding end of period/year	28,141,815	30,686,064

Undistributed (accumulated) net investment income (loss)	$(7,240)	$1

See notes to financial statements.

77

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT HORIZON
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Investments
3,558,631	Transamerica Partners Funds Group — Core Bond	$42,561,224
1,339,266	Transamerica Partners Funds Group — High Quality Bond	15,160,493
1,377,910	Transamerica Partners Funds Group — High Yield Bond	9,879,614
1,257,615	Transamerica Partners Funds Group — Inflation-Protected Securities	13,255,265
251,996	Transamerica Partners Funds Group — International Equity	1,995,812
213,253	Transamerica Partners Funds Group — Large Growth	2,851,187
234,656	Transamerica Partners Funds Group — Large Value	2,801,787
142,699	Transamerica Partners Funds Group — Money Market	1,513,863
163,334	Transamerica Partners Funds Group — Small Core	1,969,807

	Total Investments — 100.0% (Cost $98,140,509)	91,989,052
	Liabilities less other assets — (0.0)%*	(8,157)

	Net Assets — 100.0%	$91,980,895

The aggregate cost of investments for federal income tax purposes at June 30, 2009 is $98,140,509.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(6,151,457)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

78

TRANSAMERICA ASSET ALLOCATION FUNDS
SHORT/INTERMEDIATE HORIZON
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Investments
2,487,004	Transamerica Partners Funds Group — Core Bond	$29,744,572
1,057,784	Transamerica Partners Funds Group — High Quality Bond	11,974,116
1,073,853	Transamerica Partners Funds Group — High Yield Bond	7,699,527
982,492	Transamerica Partners Funds Group — Inflation-Protected Securities	10,355,467
847,032	Transamerica Partners Funds Group — International Equity	6,708,490
608,594	Transamerica Partners Funds Group — Large Growth	8,136,897
643,929	Transamerica Partners Funds Group — Large Value	7,688,513
261,373	Transamerica Partners Funds Group — Mid Growth	1,766,881
232,395	Transamerica Partners Funds Group — Mid Value	1,993,951
56,455	Transamerica Partners Funds Group — Money Market	598,917
159,950	Transamerica Partners Funds Group — Small Core	1,929,001

	Total Investments — 100.0% (Cost $105,743,383)	88,596,332
	Liabilities less other assets — (0.0)%*	(7,798)

	Net Assets — 100.0%	$88,588,534

The aggregate cost of investments for federal income tax purposes at June 30, 2009 is $105,743,383.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(17,147,051)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

79

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE HORIZON
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Investments
6,197,840	Transamerica Partners Funds Group — Core Bond	$74,126,166
2,161,131	Transamerica Partners Funds Group — High Quality Bond	24,464,002
2,805,904	Transamerica Partners Funds Group — High Yield Bond	20,118,331
2,935,353	Transamerica Partners Funds Group — Inflation-Protected Securities	30,938,617
4,954,767	Transamerica Partners Funds Group — International Equity	39,241,758
3,202,258	Transamerica Partners Funds Group — Large Growth	42,814,196
3,439,033	Transamerica Partners Funds Group — Large Value	41,062,055
1,353,724	Transamerica Partners Funds Group — Mid Growth	9,151,176
1,157,023	Transamerica Partners Funds Group — Mid Value	9,927,260
210,378	Transamerica Partners Funds Group — Money Market	2,231,858
1,095,518	Transamerica Partners Funds Group — Small Growth	10,330,733
1,441,770	Transamerica Partners Funds Group — Small Value	9,991,463

	Total Investments — 100.0% (Cost $411,638,812)	314,397,615
	Liabilities less other assets — (0.0)%*	(27,762)

	Net Assets — 100.0%	$314,369,853

The aggregate cost of investments for federal income tax purposes at June 30, 2009 is $411,638,812.

The following amount is based on cost for federal income tax purposes:

Gross/Net unrealized depreciation (includes gross unrealized appreciation of $0)	$(97,241,197)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

80

TRANSAMERICA ASSET ALLOCATION FUNDS
INTERMEDIATE/LONG HORIZON
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Investments
3,544,909	Transamerica Partners Funds Group — Core Bond	$42,397,107
494,934	Transamerica Partners Funds Group — High Quality Bond	5,602,653
1,714,081	Transamerica Partners Funds Group — High Yield Bond	12,289,964
1,924,360	Transamerica Partners Funds Group — Inflation-Protected Securities	20,282,752
6,785,642	Transamerica Partners Funds Group — International Equity	53,742,287
3,912,934	Transamerica Partners Funds Group — Large Growth	52,315,925
3,880,082	Transamerica Partners Funds Group — Large Value	46,328,181
1,894,519	Transamerica Partners Funds Group — Mid Growth	12,806,945
1,658,736	Transamerica Partners Funds Group — Mid Value	14,231,956
75,470	Transamerica Partners Funds Group — Money Market	800,646
1,626,730	Transamerica Partners Funds Group — Small Growth	15,340,063
1,982,750	Transamerica Partners Funds Group — Small Value	13,740,457

	Total Investments — 100.0% (Cost $416,397,372)	289,878,936
	Liabilities less other assets — (0.0)%*	(25,638)

	Net Assets — 100.0%	$289,853,298

The aggregate cost of investments for federal income tax purposes at June 30, 2009 is $416,397,372.

The following amount is based on cost for federal income tax purposes:

Gross unrealized appreciation	$21,788
Gross unrealized depreciation	(126,540,224)

Net unrealized depreciation	$(126,518,436)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

81

TRANSAMERICA ASSET ALLOCATION FUNDS
LONG HORIZON
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Investments
597,491	Transamerica Partners Funds Group — Core Bond	$7,145,997
518,836	Transamerica Partners Funds Group — High Yield Bond	3,720,052
338,328	Transamerica Partners Funds Group — Inflation-Protected Securities	3,565,976
5,454,918	Transamerica Partners Funds Group — International Equity	43,202,950
3,058,979	Transamerica Partners Funds Group — Large Growth	40,898,554
2,866,490	Transamerica Partners Funds Group — Large Value	34,225,887
1,598,610	Transamerica Partners Funds Group — Mid Growth	10,806,605
1,398,838	Transamerica Partners Funds Group — Mid Value	12,002,029
279,775	Transamerica Partners Funds Group — Money Market	2,968,075
1,371,919	Transamerica Partners Funds Group — Small Growth	12,937,194
1,663,640	Transamerica Partners Funds Group — Small Value	11,529,022

	Total Investments — 100.0% (Cost $288,396,267)	183,002,341
	Liabilities less other assets — (0.0)%*	(16,193)

	Net Assets — 100.0%	$182,986,148

The aggregate cost of investments for federal income tax purposes at June 30, 2009 is $288,396,267.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$151,017
Gross unrealized depreciation	(105,544,943)

Net unrealized depreciation	$(105,393,926)

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

82

TRANSAMERICA ASSET ALLOCATION FUNDS
PORTFOLIO COMPOSITION

June 30, 2009
(Unaudited)

The following charts summarize the portfolio composition of each Fund by asset type.

Short Horizon
Money Market Fund	1.6%
Fixed Income Funds	87.9
Domestic Equity Funds	8.3
International Equity Fund	2.2
Liabilities less other assets	(0.0)*

100.0%

Short/Intermediate Horizon
Money Market Fund	0.7%
Fixed Income Funds	67.4
Domestic Equity Funds	24.3
International Equity Fund	7.6
Liabilities less other assets	(0.0)*

100.0%

Intermediate Horizon
Money Market Fund	0.7%
Fixed Income Funds	47.6
Domestic Equity Funds	39.2
International Equity Fund	12.5
Liabilities less other assets	(0.0)*

100.0%

Intermediate/Long Horizon
Money Market Fund	0.3%
Fixed Income Funds	27.8
Domestic Equity Funds	53.4
International Equity Fund	18.5
Liabilities less other assets	(0.0)*

100.0%

Long Horizon
Money Market Fund	1.6%
Fixed Income Funds	7.9
Domestic Equity Funds	66.9
International Equity Fund	23.6
Liabilities less other assets	(0.0)*

100.0%

*	Amount rounds to less than (0.05)%.

See notes to financial statements.

83

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. Organization

Transamerica Partners Funds Group II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-four different series that are, in effect, separate investment funds. Five of the series are doing business as Transamerica Asset Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act, and are presented herein: Transamerica Asset Allocation — Short Horizon (“Short Horizon”), Transamerica Asset Allocation — Short/Intermediate Horizon (“Short/Intermediate Horizon”), Transamerica Asset Allocation — Intermediate Horizon (“Intermediate Horizon”), Transamerica Asset Allocation — Intermediate/Long Horizon (“Intermediate/Long Horizon”), and Transamerica Asset Allocation — Long Horizon (“Long Horizon”) (individually, a “Fund” and collectively, the “Funds”). The Trust established and designated Short Horizon, Intermediate Horizon, and Intermediate/Long Horizon as separate series on April 15, 1996. Short/Intermediate Horizon and Long Horizon were established and designated as separate series on May 1, 1998. Each Fund seeks to achieve its investment objective by investing all of its investable assets among certain series of Transamerica Partners Funds Group (“Funds Group”). Funds Group is an open-end management investment company registered under the 1940 Act (that has the same investment advisor as the Funds). Certain series of Funds Group seek to achieve their investment objectives by investing all of their investable assets in a corresponding series of Transamerica Partners Portfolios. The financial statements of Funds Group accompany this report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation:

The value of any Fund’s investment in a corresponding fund of Funds Group is valued at the net asset value per share of each fund determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date.

The Funds are subject to the provisions of Financial Accounting Standards Board (“FASB”) Standard No. 157, “Fair Value Measurements” (“FAS 157”) which is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principals and expands financial statement disclosures about fair value measurements that are relevant to mutual funds.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

84

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

The following is a summary of the fair valuations according to the inputs used to value the Funds’ net assets as of June 30, 2009.

Short Horizon:

Investment Companies	Level 1	Level 2	Level 3	Total

Money Market Fund	$1,513,863	$—	$—	$1,513,863
Fixed Income Funds	80,856,596	—	—	80,856,596
Domestic Equity Funds	7,622,781	—	—	7,622,781
International Equity Fund	1,995,812	—	—	1,995,812

Total	$91,989,052	$—	$—	$91,989,052

Short/Intermediate Horizon:

Investment Companies	Level 1	Level 2	Level 3	Total

Money Market Fund	$598,917	$—	$—	$598,917
Fixed Income Funds	59,773,682	—	—	59,773,682
Domestic Equity Funds	21,515,243	—	—	21,515,243
International Equity Fund	6,708,490	—	—	6,708,490

Total	$88,596,332	$—	$—	$88,596,332

Intermediate Horizon:

Investment Companies	Level 1	Level 2	Level 3	Total

Money Market Fund	$2,231,858	$—	$—	$2,231,858
Fixed Income Funds	149,647,116	—	—	149,647,116
Domestic Equity Funds	123,276,883	—	—	123,276,883
International Equity Fund	39,241,758	—	—	39,241,758

Total	$314,397,615	$—	$—	$314,397,615

Intermediate/Long Horizon:

Investment Companies	Level 1	Level 2	Level 3	Total

Money Market Fund	$800,646	$—	$—	$800,646
Fixed Income Funds	80,572,476	—	—	80,572,476
Domestic Equity Funds	154,763,527	—	—	154,763,527
International Equity Fund	53,742,287	—	—	53,742,287

Total	$289,878,936	$—	$—	$289,878,936

85

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Long Horizon:

Investment Companies	Level 1	Level 2	Level 3	Total

Money Market Fund	$2,968,075	$—	$—	$2,968,075
Fixed Income Funds	14,432,025	—	—	14,432,025
Domestic Equity Funds	122,399,291	—	—	122,399,291
International Equity Fund	43,202,950	—	—	43,202,950

Total	$183,002,341	$—	$—	$183,002,341

     B. Security Transactions and Investment Income:

Dividend income and capital gain distributions earned are recorded on the ex-dividend date. Security transactions are accounted for on a trade date basis (the date the order to pay or sell is executed).

     C. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     D. Federal Income Taxes:

Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Funds indicated below had capital loss carryforwards at December 31, 2008, which are available to offset future realized gains, if any:

	Capital Loss	Expiration
Fund	Carryforward	Date

Short Horizon	$1,258,774	2016
Short/Intermediate Horizon	1,482,502	2016
Intermediate Horizon	21,546,052	2016

     E. Operating Expenses:

The Trust accounts separately for the assets, liabilities and operations of each Fund. Each Fund will indirectly bear its share of fees and expenses incurred by the series of Funds Group in which it invests. These expenses are not reflected in the expenses in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

86

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

     F. Other:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Fees and Transactions with Affiliates

The Trust has entered into an Investment Advisory Agreement with Transamerica Asset Management, Inc. (the “Advisor” or “TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly- owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group. Pursuant to the Investment Advisory Agreement, the Advisor provides general investment advice to each Fund. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from each Fund, which is accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s average daily net assets. The Advisor is also the Advisor to Funds Group. Accordingly, the net asset values of Funds Group will reflect the fees and other expenses paid to the Advisor or its affiliates.

Certain trustees and officers of the Trust are also directors/trustees, officers or employees of the Advisor or its affiliates, including Funds Group and Transamerica Partners Portfolios. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds for which they receive fees.

Each eligible independent Fund trustee may elect participation in a non-qualified deferred compensation plan (the “Plan”). Under the Plan, such trustees may defer payment of all or a portion of their total fees earned as a Fund trustee. Each trustee who is a participant in the Plan may elect that the earnings, gains or losses credited to his/her deferred fee amounts be determined based on a deemed investment in investment options in the Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds, Class A shares of any series of Transamerica Funds and/or funds of Transamerica Investors, Inc.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TFS and TCI each are indirect, wholly-owned subsidiaries of AEGON USA.

87

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and proceeds from sales for the period ended June 30, 2009 were as follows:

	Cost of	Proceeds
Fund	Purchases	from Sales

Short Horizon	$25,947,824	$45,234,620
Short/Intermediate Horizon	19,210,111	32,075,001
Intermediate Horizon	78,198,471	119,651,584
Intermediate/Long Horizon	69,752,601	106,755,657
Long Horizon	29,371,796	44,158,287

5. Concentrations and Indemnifications

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

88

(This page intentionally left blank)

89

TRANSAMERICA ASSET ALLOCATION FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

6. Financial Highlights

Selected data for a share outstanding for the period/year:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
	Net Asset	Net	Net Realized	Total		Net	Tax
For the	Value,	Investment	and Unrealized	Income (Loss)	Net	Realized	Return
Period/Year	Beginning of	Income	Gains (Losses)	from Investment	Investment	Gains on	of
Ended	Period/Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Short Horizon
06/30/2009	$9.28	$0.16	$0.49	0.65	$(0.17)	$—	$—
12/31/2008	10.77	0.49	(1.46)	(0.97)	(0.51)	(0.01)	(0.00	)*
12/31/2007(1)	10.79	0.43	0.10	0.53	(0.44)	(0.11)	—
12/31/2006(1)	10.77	0.41	0.12	0.53	(0.42)	(0.09)	(0.00	)*
12/31/2005(1)	10.96	0.36	(0.11)	0.25	(0.37)	(0.07)	—
12/31/2004(1)	10.95	0.38	0.07	0.45	(0.39)	(0.05)	—
Short/Intermediate Horizon
06/30/2009	7.78	0.12	0.38	0.50	(0.12)	—	—
12/31/2008	9.92	0.37	(2.11)	(1.74)	(0.38)	(0.02)	(0.00	)*
12/31/2007(1)	10.16	0.37	0.14	0.51	(0.37)	(0.38)	—
12/31/2006(1)	10.12	0.35	0.33	0.68	(0.36)	(0.28)	—
12/31/2005(1)	10.23	0.31	0.02	0.33	(0.31)	(0.13)	—
12/31/2004(1)	9.90	0.29	0.32	0.61	(0.28)	—	—
Intermediate Horizon
06/30/2009	8.21	0.10	0.36	0.46	(0.10)	—	—
12/31/2008	11.45	0.34	(3.20)	(2.86)	(0.35)	(0.03)	(0.00	)*
12/31/2007(1)	12.09	0.39	0.28	0.67	(0.40)	(0.91)	—
12/31/2006(1)	12.10	0.37	0.68	1.05	(0.38)	(0.68)	(0.00	)*
12/31/2005(1)	12.16	0.32	0.18	0.50	(0.31)	(0.25)	—
12/31/2004(1)	11.54	0.27	0.61	0.88	(0.26)	—	—
Intermediate/Long Horizon
06/30/2009	7.68	0.07	0.32	0.39	(0.08)	—	—
12/31/2008	12.54	0.29	(4.35)	(4.06)	(0.30)	(0.33)	(0.17)
12/31/2007(1)	13.47	0.37	0.34	0.71	(0.39)	(1.25)	—
12/31/2006(1)	13.15	0.34	1.02	1.36	(0.35)	(0.69)	—
12/31/2005(1)	12.83	0.29	0.38	0.67	(0.29)	(0.06)	—
12/31/2004(1)	11.89	0.21	0.93	1.14	(0.20)	—	—
Long Horizon
06/30/2009	6.29	0.05	0.21	0.26	(0.05)	—	—
12/31/2008	11.12	0.18	(4.55)	(4.37)	(0.19)	(0.15)	(0.12)
12/31/2007(1)	12.18	0.30	0.33	0.63	(0.30)	(1.39)	—
12/31/2006(1)	11.78	0.26	1.18	1.44	(0.26)	(0.78)	—
12/31/2005(1)	11.34	0.22	0.52	0.74	(0.22)	(0.08)	—
12/31/2004(1)	10.31	0.13	1.02	1.15	(0.12)	—	—

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between year end dividend calculation and the fiscal year end.
(c)	Ratios exclude expenses incurred by the underlying Funds.
*	Amount rounds to less than one penny per share.
**	Annualized.
(1)	Per share data reflects a reverse stock split as follows:
Short Horizon — 0.9908908 shares for each share outstanding.
Short/Intermediate Horizon — 0.9730923 shares for each share outstanding.
Intermediate Horizon — 0.9546197 shares for each share outstanding.
Intermediate/Long Horizon — 0.9370055 shares for each share outstanding.
Long Horizon — 0.9176237 shares for each share outstanding.

90

			Ratios to Average Net Assets
Total					Net
Dividends	Net Asset				Investment			Net Assets,
and	Value, End	Total			Income		Portfolio	End of
Distributions	of Period/Year	Return	Expenses(c)		(Loss)		Turnover	Period/Year

$(0.17)	$9.76	7.10%	0.10	%**	3.49	%**	27%	$91,980,895
(0.52)	9.28	(9.33)	0.10		4.80		124	106,415,516
(0.55)	10.77	5.10	0.10		3.98		32	147,306,987
(0.51)	10.79	5.03	0.13		3.86		59	155,014,294
(0.44)	10.77	2.28	0.20		3.36		57	164,512,974
(0.44)	10.96	4.20	0.20		3.45		50	156,324,166

(0.12)	8.16	6.51	0.10	**	3.01	**	22	88,588,534
(0.40)	7.78	(17.96)	0.10		4.03		123	97,571,919
(0.75)	9.92	5.11	0.10		3.53		33	159,655,340
(0.64)	10.16	6.86	0.13		3.43		57	162,537,925
(0.44)	10.12	3.23	0.20		3.05		60	165,746,088
(0.28)	10.23	6.19	0.20		2.93		68	142,991,973

(0.10)	8.57	5.70	0.10	**	2.45	**	25	314,369,853
(0.38)	8.21	(25.50)	0.10		3.35		126	342,764,268
(1.31)	11.45	5.56	0.10		3.07		39	646,975,272
(1.06)	12.09	8.81	0.13		3.01		70	676,164,389
(0.56)	12.10	4.17	0.20		2.72		54	646,030,328
(0.26)	12.16	7.70	0.20		2.34		45	550,075,729

(0.08)	7.99	5.09	0.10	**	1.96	**	24	289,853,298
(0.80)	7.68	(32.84)	0.10		2.65		121	316,974,565
(1.64)	12.54	5.27	0.10		2.64		33	620,979,913
(1.04)	13.47	10.56	0.13		2.54		59	661,319,459
(0.35)	13.15	5.29	0.20		2.23		46	643,127,158
(0.20)	12.83	9.71	0.20		1.79		53	595,441,625

(0.05)	6.50	4.14	0.10	**	1.53	**	17	182,986,148
(0.46)	6.29	(39.60)	0.10		1.96		105	192,878,555
(1.69)	11.12	5.31	0.10		2.27		32	397,773,106
(1.04)	12.18	12.32	0.13		2.10		76	405,014,248
(0.30)	11.78	6.52	0.20		1.91		47	395,717,868
(0.12)	11.34	11.29	0.20		1.24		50	347,138,774

91

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL

June 30, 2009
(Unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Funds Group II (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Short Horizon (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed TAM’s investment approach for the Fund. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group II as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were above the median for its expense group and in line with the median for its expense universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund,

92

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group II (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Short/Intermediate Horizon (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed TAM’s investment approach for the Fund. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are

93

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group II as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were above the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

94

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Funds Group II (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Intermediate Horizon (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed TAM’s investment approach for the Fund. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group II as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were above the median for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

95

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

At a meeting of the Board of Trustees of Transamerica Partners Funds Group II (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Intermediate/Long Horizon (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed TAM’s investment approach for the Fund. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior

96

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group II as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were above the median for its expense group and in line with the median for its expense universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

97

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Funds Group II (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation — Long Horizon (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed TAM’s investment approach for the Fund. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Partners Funds Group II as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were above the median for its expense group and below the median for its expense universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

98

TRANSAMERICA ASSET ALLOCATION FUNDS
INVESTMENT ADVISORY AGREEMENT — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

99

TRANSAMERICA PARTNERS FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339
2876 (8/09)

TRANSAMERICA PARTNERS PORTFOLIOS Semi-Annual Report June 30, 2009 International Equity Small Growth Small Core Small Value Mid Growth Mid Value Growth Large Growth Large Core Value Large Value Balanced High Yield Bond Total Return Bond Core Bond Inflation-Protected Securities High Quality Bond Money Market

Proxy Voting Policies and Procedures
A description of the Transamerica Partners Portfolios’ (the “Portfolios”) proxy voting policies and procedures is included in the Statement of Additional Information (“SAI”), which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Portfolios’ website at www.transamericafunds.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Portfolios is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Portfolios’ filing for the twelve months ended June 30, 2008 is available without charge, upon request.
Quarterly Portfolios
The Portfolios will file its portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

TRANSAMERICA PARTNERS PORTFOLIOS
MONEY MARKET
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$1,233,598,296
Repurchase agreements (cost equals market value)	28,836,884
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	2,163,592
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	1,264,598,772

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	30,848,153
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	274,444
Accrued expenses	58,050

Total liabilities	31,180,647

Net assets	$1,233,418,125

Securities, at cost	$1,233,598,296

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$5,761,524
Securities lending income (net)	—
Dividend income	—
Less: foreign withholding taxes	—

Total income	5,761,524

Expenses (Note 2):
Investment advisory fees	1,603,333
Custody fees	53,736
Audit fees	13,987
Legal fees	26,888
Reports to shareholders	8,819
Other fees	25,712

Total expenses	1,732,475
Expenses reimbursed by the Advisor	—

Net expenses	1,732,475

Net investment income (loss)	4,029,049

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	39,491
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

39,491

Change in net unrealized appreciation (depreciation) on:
Securities	—
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

—

Net realized and unrealized gains (losses) on investments	39,491

Net increase (decrease) in net assets resulting from operations	$4,068,540

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$4,029,049	$29,394,341
Net realized gains (losses) on investments	39,491	(546,399)
Change in net unrealized appreciation (depreciation) on investments	—	—

Net increase (decrease) in net assets resulting from operations	4,068,540	28,847,942

From transactions in investors’ beneficial interests:
Contributions	716,222,526	4,260,151,227
Withdrawals	(812,674,690)	(4,013,993,525)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(96,452,164)	246,157,702

Net increase (decrease) in net assets	(92,383,624)	275,005,644

Net assets:
Beginning of period/year	1,325,801,749	1,050,796,105

End of period/year	$1,233,418,125	$1,325,801,749

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
HIGH QUALITY BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$394,501,962
Repurchase agreements (cost equals market value)	4,604,867
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	2,393,516
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	401,500,345

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	122,531
Accrued expenses	59,511

Total liabilities	182,042

Net assets	$401,318,303

Securities, at cost	$396,574,548

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$8,807,928
Securities lending income (net)	16,755
Dividend income	—
Less: foreign withholding taxes	—

Total income	8,824,683

Expenses (Note 2):
Investment advisory fees	692,322
Custody fees	37,197
Audit fees	15,057
Legal fees	6,185
Reports to shareholders	2,877
Other fees	8,296

Total expenses	761,934
Expenses reimbursed by the Advisor	—

Net expenses	761,934

Net investment income (loss)	8,062,749

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(3,105,334)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(3,105,334)

Change in net unrealized appreciation (depreciation) on:
Securities	16,546,707
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

16,546,707

Net realized and unrealized gains (losses) on investments	13,441,373

Net increase (decrease) in net assets resulting from operations	$21,504,122

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$8,062,749	$22,266,407
Net realized gains (losses) on investments	(3,105,334)	3,031,998
Change in net unrealized appreciation (depreciation) on investments	16,546,707	(20,430,574)

Net increase (decrease) in net assets resulting from operations	21,504,122	4,867,831

From transactions in investors’ beneficial interests:
Contributions	81,284,104	202,813,678
Withdrawals	(122,701,426)	(619,741,245)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(41,417,322)	(416,927,567)

Net increase (decrease) in net assets	(19,913,200)	(412,059,736)

Net assets:
Beginning of period/year	421,231,503	833,291,239

End of period/year	$401,318,303	$421,231,503

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
INFLATION-PROTECTED SECURITIES
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$330,637,349
Repurchase agreements (cost equals market value)	24,097,428
Cash at broker	—
Foreign currency holdings, at value (cost $17,058)	17,025
Receivable for securities sold	5,555,404
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	80,168
Swap contracts, at value	332,816
Variation margin receivable	—
Interest receivable	2,863,598
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	363,583,788

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	—
Securities sold short, at value	—
Written options, at value ($1,480,290)	1,470,294
Swap contracts, at value	238,969
Unrealized depreciation on foreign currency forward contracts (Note 8)	3,470
Variation margin payable	38,611
Accrued investment advisory fees	112,029
Accrued expenses	45,904

Total liabilities	1,909,277

Net assets	$361,674,511

Securities, at cost	$333,418,262

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$15,567
Securities lending income (net)	—
Dividend income	—
Less: foreign withholding taxes	—

Total income	15,567

Expenses (Note 2):
Investment advisory fees	638,008
Custody fees	31,035
Audit fees	15,057
Legal fees	8,284
Reports to shareholders	2,721
Other fees	7,871

Total expenses	702,976
Expenses reimbursed by the Advisor	—

Net expenses	702,976

Net investment income (loss)	(687,409)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(1,329,793)
Swap contracts	(49,656)
Futures	(704,889)
Written options	24,207
Foreign currency transactions	(37,344)

(2,097,475)

Change in net unrealized appreciation (depreciation) on:
Securities	18,192,299
Futures	578,686
Written options	9,996
Short sales	—
Swap contracts	93,847
Foreign currency translations	77,410

18,952,238

Net realized and unrealized gains (losses) on investments	16,854,763

Net increase (decrease) in net assets resulting from operations	$16,167,354

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(687,409)	$23,136,350
Net realized gains (losses) on investments	(2,097,475)	(10,343,716)
Change in net unrealized appreciation (depreciation) on investments	18,952,238	(28,629,135)

Net increase (decrease) in net assets resulting from operations	16,167,354	(15,836,501)

From transactions in investors’ beneficial interests:
Contributions	40,149,348	509,258,026
Withdrawals	(83,840,065)	(253,237,047)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(43,690,717)	256,020,979

Net increase (decrease) in net assets	(27,523,363)	240,184,478

Net assets:
Beginning of period/year	389,197,874	149,013,396

End of period/year	$361,674,511	$389,197,874

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
CORE BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$1,776,954,261
Repurchase agreements (cost equals market value)	99,090,576
Cash at broker	—
Foreign currency holdings, at value (cost $94,260)	93,706
Receivable for securities sold	808,271,242
Receivable for principal paydowns	266,150
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	12,420,074
Variation margin receivable	—
Interest receivable	11,511,241
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	2,708,607,250

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	929,277,572
Securities sold short, at value (proceeds $267,456,508)	267,965,436
Written options, at value (premium $29,682,250)	30,456,348
Swap contracts, at value	5,729,546
Unrealized depreciation on foreign currency forward contracts (Note 8)	430,511
Variation margin payable	330,078
Accrued investment advisory fees	454,565
Accrued expenses	156,758

Total liabilities	1,234,800,814

Net assets	$1,473,806,436

Securities, at cost	$1,831,294,844

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$39,367,460
Securities lending income (net)	6,728
Dividend income	—
Less: foreign withholding taxes	—

Total income	39,374,188

Expenses (Note 2):
Investment advisory fees	2,637,208
Custody fees	144,275
Audit fees	16,727
Legal fees	25,594
Reports to shareholders	11,357
Other fees	32,747

Total expenses	2,867,908
Expenses reimbursed by the Advisor	—

Net expenses	2,867,908

Net investment income (loss)	36,506,280

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(57,989,946)
Swap contracts	15,758,712
Futures	1,688,122
Written options	190,265
Foreign currency transactions	481,001

(39,871,846)

Change in net unrealized appreciation (depreciation) on:
Securities	93,160,131
Futures	(1,293,227)
Written options	4,776,945
Short sales	1,476,568
Swap contracts	(13,190,301)
Foreign currency translations	(541,152)

84,388,964

Net realized and unrealized gains (losses) on investments	44,517,118

Net increase (decrease) in net assets resulting from operations	$81,023,398

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$36,506,280	$99,859,649
Net realized gains (losses) on investments	(39,871,846)	32,472,517
Change in net unrealized appreciation (depreciation) on investments	84,388,964	(171,050,113)

Net increase (decrease) in net assets resulting from operations	81,023,398	(38,717,947)

From transactions in investors’ beneficial interests:
Contributions	150,037,359	611,898,545
Withdrawals	(424,567,006)	(1,154,747,429)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(274,529,647)	(542,848,884)

Net increase (decrease) in net assets	(193,506,249)	(581,566,831)

Net assets:
Beginning of period/year	1,667,312,685	2,248,879,516

End of period/year	$1,473,806,436	$1,667,312,685

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
TOTAL RETURN BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$275,668,544
Repurchase agreements (cost equals market value)	1,416,448
Cash at broker	1,992,027
Foreign currency holdings, at value	—
Receivable for securities sold	2,224,151
Receivable for principal paydowns	98,824
Unrealized appreciation on foreign currency forward contracts (Note 8)	187,369
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	2,780,690
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	2,847
Receivable from securities lending (net)	—

Total assets	284,370,900

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Payable for written options	—
Collateral for securities out on loan	—
Payable for securities and options purchased	26,732,552
Securities sold short, at value	—
Written options, at value (premium $162,219)	73,081
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	283,451
Variation margin payable	342,229
Accrued investment advisory fees	81,430
Accrued expenses	61,075

Total liabilities	27,573,818

Net assets	$256,797,082

Securities, at cost	$327,448,615

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$8,283,308
Securities lending income (net)	448
Dividend income	9,255
Less: foreign withholding taxes	—

Total income	8,293,011

Expenses (Note 2):
Investment advisory fees	465,591
Custody fees	54,127
Audit fees	16,749
Legal fees	4,669
Reports to shareholders	2,051
Other fees	5,906

Total expenses	549,093
Expenses reimbursed by the Advisor	(16,989)

Net expenses	532,104

Net investment income (loss)	7,760,907

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(1,787,815)
Swap contracts	—
Futures	(2,064,286)
Written options	720,011
Foreign currency transactions	224,203

(2,907,887)

Change in net unrealized appreciation (depreciation) on:
Securities	14,140,283
Futures	(1,421,448)
Written options	1,131,764
Short sales	—
Swap contracts	—
Foreign currency translations	(197,574)

13,653,025

Net realized and unrealized gains (losses) on investments	10,745,138

Net increase (decrease) in net assets
resulting from operations	$18,506,045

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$7,760,907	$19,128,952
Net realized gains (losses) on investments	(2,907,887)	4,762,016
Change in net unrealized appreciation (depreciation) on investments	13,653,025	(59,224,787)

Net increase (decrease) in net assets resulting from operations	18,506,045	(35,333,819)

From transactions in investors’ beneficial interests:
Contributions	36,555,972	156,252,922
Withdrawals	(98,677,935)	(210,793,599)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(62,121,963)	(54,540,677)

Net increase (decrease) in net assets	(43,615,918)	(89,874,496)

Net assets:
Beginning of period/year	300,413,000	390,287,496

End of period/year	$256,797,082	$300,413,000

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
HIGH YIELD BOND
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$520,856,700
Repurchase agreements (cost equals market value)	2,968,343
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	8,866,563
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	12,064,686
Dividends receivable	—
Foreign tax reclaim receivable	—
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	544,756,292

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	14,428,957
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	258,007
Accrued expenses	59,899

Total liabilities	14,746,863

Net assets	$530,009,429

Securities, at cost	$598,662,753

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$27,366,884
Securities lending income (net)	—
Dividend income	84,155
Less: foreign withholding taxes	—

Total income	27,451,039

Expenses (Note 2):
Investment advisory fees	1,286,725
Custody fees	46,965
Audit fees	15,057
Legal fees	7,124
Reports to shareholders	2,930
Other fees	10,300

Total expenses	1,369,101
Expenses reimbursed by the Advisor	—

Net expenses	1,369,101

Net investment income (loss)	26,081,938

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(24,421,613)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(24,421,613)

Change in net unrealized appreciation (depreciation) on:
Securities	122,526,809
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

122,526,809

Net realized and unrealized gains (losses) on investments	98,105,196

Net increase (decrease) in net assets resulting from operations	$124,187,134

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$26,081,938	$52,310,795
Net realized gains (losses) on investments	(24,421,613)	(47,659,274)
Change in net unrealized appreciation (depreciation) on investments	122,526,809	(177,504,943)

Net increase (decrease) in net assets resulting from operations	124,187,134	(172,853,422)

From transactions in investors’ beneficial interests:
Contributions	52,905,257	263,465,864
Withdrawals	(86,946,416)	(189,476,006)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(34,041,159)	73,989,858

Net increase (decrease) in net assets	90,145,975	(98,863,564)

Net assets:
Beginning of period/year	439,863,454	538,727,018

End of period/year	$530,009,429	$439,863,454

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
BALANCED
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$146,608,307
Repurchase agreements (cost equals market value)	8,313,730
Cash at broker	800,004
Foreign currency holdings, at value	—
Receivable for securities sold	3,114,576
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	104,927
Swap contracts, at value	—
Variation margin receivable	214
Interest receivable	724,790
Dividends receivable	92,537
Foreign tax reclaim receivable	56
Receivable from Advisor	8,520
Receivable from securities lending (net)	—

Total assets	159,767,661

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Payable for written options	—
Foreign currency holdings, at value	—
Payable for securities and options purchased	11,720,239
Securities sold short, at value	—
Written options, at value (premium $29,076)	36,044
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	127,207
Variation margin payable	84,049
Accrued investment advisory fees	58,577
Accrued expenses	84,564

Total liabilities	12,110,680

Net assets	$147,656,981

Securities, at cost	$178,043,923

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$1,758,751
Securities lending income (net)	2,250
Dividend income	1,144,645
Less: foreign withholding taxes	(2,134)

Total income	2,903,512

Expenses (Note 2):
Investment advisory fees	323,533
Custody fees	67,972
Audit fees	15,642
Legal fees	2,099
Reports to shareholders	1,803
Other fees	3,228

Total expenses	414,277
Expenses reimbursed by the Advisor	(54,796)

Net expenses	359,481

Net investment income (loss)	2,544,031

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(15,600,161)
Swap contracts	—
Futures	(253,910)
Written options	177,470
Foreign currency transactions	167,557

(15,509,044)

Change in net unrealized appreciation (depreciation) on:
Securities	19,830,872
Futures	(558,074)
Written options	273,128
Short sales	—
Swap contracts	—
Foreign currency translations	(121,345)

19,424,581

Net realized and unrealized gains (losses) on investments	3,915,537

Net increase (decrease) in net assets resulting from operations	$6,459,568

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$2,544,031	$8,396,624
Net realized gains (losses) on investments	(15,509,044)	(18,537,242)
Change in net unrealized appreciation (depreciation) on investments	19,424,581	(61,189,120)

Net increase (decrease) in net assets resulting from operations	6,459,568	(71,329,738)

From transactions in investors’ beneficial interests:
Contributions	7,970,551	40,381,517
Withdrawals	(35,703,248)	(118,756,852)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(27,732,697)	(78,375,335)

Net increase (decrease) in net assets	(21,273,129)	(149,705,073)

Net assets:
Beginning of period/year	168,930,110	318,635,183

End of period/year	$147,656,981	$168,930,110

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
LARGE VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$1,177,918,647
Repurchase agreements (cost equals market value)	26,800,488
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	17,272,187
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	1,261,009
Foreign tax reclaim receivable	1,552
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	1,223,253,883

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	21,546,883
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	484,717
Accrued expenses	128,275

Total liabilities	22,159,875

Net assets	$1,201,094,008

Securities, at cost	$1,248,620,124

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$—
Securities lending income (net)	—
Dividend income	18,751,955
Less: foreign withholding taxes	(96,220)

Total income	18,655,735

Expenses (Note 2):
Investment advisory fees	2,715,832
Custody fees	108,544
Audit fees	16,732
Legal fees	28,859
Reports to shareholders	15,519
Other fees	25,254

Total expenses	2,910,740
Expenses reimbursed by the Advisor	—

Net expenses	2,910,740

Net investment income (loss)	15,744,995

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(709,615,398)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(709,615,398)

Change in net unrealized appreciation (depreciation) on:
Securities Futures	630,455,358
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

630,455,358

Net realized and unrealized gains (losses) on investments	(79,160,040)

Net increase (decrease) in net assets resulting from operations	$(63,415,045)

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$15,744,995	$58,283,183
Net realized gains (losses) on investments	(709,615,398)	(202,203,330)
Change in net unrealized appreciation (depreciation) on investments	630,455,358	(1,044,249,653)

Net increase (decrease) in net assets resulting from operations	(63,415,045)	(1,188,169,800)

From transactions in investors’ beneficial interests:
Contributions	81,374,359	536,264,110
Withdrawals	(267,835,453)	(1,062,148,938)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(186,461,094)	(525,884,828)

Net increase (decrease) in net assets	(249,876,139)	(1,714,054,628)

Net assets:
Beginning of period/year	1,450,970,147	3,165,024,775

End of period/year	$1,201,094,008	$1,450,970,147

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$45,594,329
Repurchase agreements (cost equals market value)	883,119
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	104,471
Foreign tax reclaim receivable	—
Receivable from Advisor	2,311
Receivable from securities lending (net)	—

Total assets	46,584,230

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	182,037
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	23,359
Accrued expenses	23,233

Total liabilities	228,629

Net assets	$46,355,601

Securities, at cost	$50,170,550

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$315
Securities lending income (net)	365
Dividend income	803,949
Less: foreign withholding taxes	—

Total income	804,629

Expenses (Note 2):
Investment advisory fees	128,630
Custody fees	7,357
Audit fees	16,749
Legal fees	924
Reports to shareholders	650
Other fees	1,059

Total expenses	155,369
Expenses reimbursed by the Advisor	(13,876)

Net expenses	141,493

Net investment income (loss)	663,136

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(22,268,011)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(22,268,011)

Change in net unrealized appreciation (depreciation) on:
Securities	26,487,849
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

26,487,849

Net realized and unrealized gains (losses) on investments	4,219,838

Net increase (decrease) in net assets resulting from operations	$4,882,974

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$663,136	$2,674,426
Net realized gains (losses) on investments	(22,268,011)	(56,111,388)
Change in net unrealized appreciation (depreciation) on investments	26,487,849	(5,216,768)

Net increase (decrease) in net assets resulting from operations	4,882,974	(58,653,730)

From transactions in investors’ beneficial interests:
Contributions	9,497,318	49,620,283
Withdrawals	(28,728,255)	(71,828,915)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(19,230,937)	(22,208,632)

Net increase (decrease) in net assets	(14,347,963)	(80,862,362)

Net assets:
Beginning of period/year	60,703,564	141,565,926

End of period/year	$46,355,601	$60,703,564

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
LARGE CORE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$246,431,650
Repurchase agreements (cost equals market value)	3,343,117
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	17,519,486
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	243,338
Foreign tax reclaim receivable	563
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	267,538,154

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	17,591,082
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	1,950
Accrued investment advisory fees	132,487
Accrued expenses	85,270

Total liabilities	17,810,789

Net assets	$249,727,365

Securities, at cost	$274,841,081

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$—
Securities lending income (net)	7,195
Dividend income	2,750,476
Less: foreign withholding taxes	(3,722)

Total income	2,753,949

Expenses (Note 2):
Investment advisory fees	720,394
Custody fees	486
Audit fees	15,639
Legal fees	2,953
Reports to shareholders	3,059
Other fees	5,503

Total expenses	748,034
Expenses reimbursed by the Advisor	—

Net expenses	748,034

Net investment income (loss)	2,005,915

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(52,119,901)
Swap contracts	—
Futures	(8,056)
Written options	—
Foreign currency transactions	212

(52,127,745)

Change in net unrealized appreciation (depreciation) on:
Securities	54,509,260
Futures	(37,921)
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

54,471,339

Net realized and unrealized gains (losses) on investments	2,343,594

Net increase (decrease) in net assets
resulting from operations	$4,349,509

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$2,005,915	$6,019,563
Net realized gains (losses) on investments	(52,127,745)	(72,555,667)
Change in net unrealized appreciation (depreciation) on investments	54,471,339	(138,992,098)

Net increase (decrease) in net assets resulting from operations	4,349,509	(205,528,202)

From transactions in investors’ beneficial interests:
Contributions	15,837,451	90,488,196
Withdrawals	(52,233,576)	(506,447,834)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(36,396,125)	(415,959,638)

Net increase (decrease) in net assets	(32,046,616)	(621,487,840)

Net assets:
Beginning of period/year	281,773,981	903,261,821

End of period/year	$249,727,365	$281,773,981

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
LARGE GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$1,085,089,774
Repurchase agreements (cost equals market value)	29,407,920
Cash at broker	—
Foreign currency holdings, at value (cost $2,912)	2,978
Receivable for securities sold	10,382,718
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	8
Dividends receivable	1,563,414
Foreign tax reclaim receivable	242,161
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	1,126,688,973

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	7,715,210
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	616,177
Accrued expenses	138,240

Total liabilities	8,469,627

Net assets	$1,118,219,346

Securities, at cost	$1,130,608,991

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$4,929
Securities lending income (net)	89,743
Dividend income	9,873,406
Less: foreign withholding taxes	(23,102)

Total income	9,944,976

Expenses (Note 2):
Investment advisory fees	3,247,286
Custody fees	90,293
Audit fees	16,727
Legal fees	17,697
Reports to shareholders	12,241
Other fees	19,530

Total expenses	3,403,774
Expenses reimbursed by the Advisor	(4,067)

Net expenses	3,399,707

Net investment income (loss)	6,545,269

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(146,965,332)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	718

(146,964,614)

Change in net unrealized appreciation (depreciation) on:
Securities	228,987,905
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	66

228,987,971

Net realized and unrealized gains (losses) on investments	82,023,357

Net increase (decrease) in net assets resulting from operations	$88,568,626

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$6,545,269	$16,251,364
Net realized gains (losses) on investments	(146,964,614)	(312,720,453)
Change in net unrealized appreciation (depreciation) on investments	228,987,971	(519,838,009)

Net increase (decrease) in net assets resulting from operations	88,568,626	(816,307,098)

From transactions in investors’ beneficial interests:
Contributions	66,266,342	359,020,573
Withdrawals	(167,398,375)	(856,691,575)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(101,132,033)	(497,671,002)

Net increase (decrease) in net assets	(12,563,407)	(1,313,978,100)

Net assets:
Beginning of period/year	1,130,782,753	2,444,760,853

End of period/year	$1,118,219,346	$1,130,782,753

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$182,672,389
Repurchase agreements (cost equals market value)	307,387
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	2,410,787
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	77,708
Foreign tax reclaim receivable	15,799
Receivable from Advisor	2,081
Receivable from securities lending (net)	—

Total assets	185,486,151

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	1,168,579
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	128,902
Accrued expenses	45,247

Total liabilities	1,342,728

Net assets	$184,143,423

Securities, at cost	$176,242,010

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$—
Securities lending income (net)	7,510
Dividend income	892,075
Less: foreign withholding taxes	(6,503)

Total income	893,082

Expenses (Note 2):
Investment advisory fees	677,428
Custody fees	22,988
Audit fees	14,518
Legal fees	2,891
Reports to shareholders	2,016
Other fees	3,594

Total expenses	723,435
Expenses reimbursed by the Advisor	(19,612)

Net expenses	703,823

Net investment income (loss)	189,259

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(26,020,563)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(26,020,563)

Change in net unrealized appreciation (depreciation) on:
Securities	49,877,344
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

49,877,344

Net realized and unrealized gains (losses) on investments	23,856,781

Net increase (decrease) in net assets resulting from operations	$24,046,040

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$189,259	$48,215
Net realized gains (losses) on investments	(26,020,563)	(68,303,731)
Change in net unrealized appreciation (depreciation) on investments	49,877,344	(132,858,969)

Net increase (decrease) in net assets resulting from operations	24,046,040	(201,114,485)

From transactions in investors’ beneficial interests:
Contributions	14,733,171	100,062,106
Withdrawals	(37,163,596)	(143,792,807)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(22,430,425)	(43,730,701)

Net increase (decrease) in net assets	1,615,615	(244,845,186)

Net assets:
Beginning of period/year	182,527,808	427,372,994

End of period/year	$184,143,423	$182,527,808

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
MID VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$641,855,442
Repurchase agreements (cost equals market value)	17,340,169
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	4,354,095
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	1,214
Dividends receivable	793,301
Foreign tax reclaim receivable	6,124
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	664,350,345

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	3,057,904
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	392,642
Accrued expenses	86,733
Contingent liability (Note 6)	—

Total liabilities	3,537,279

Net assets	$660,813,066

Securities, at cost	$784,181,795

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$7,881
Securities lending income (net)	25,694
Dividend income	7,203,382
Less: foreign withholding taxes	(15,309)

Total income	7,221,648

Expenses (Note 2):
Investment advisory fees	2,010,837
Custody fees	45,577
Audit fees	12,826
Legal fees	10,170
Reports to shareholders	6,717
Other fees	12,103

Total expenses	2,098,230
Expenses reimbursed by the Advisor	(274)

Net expenses	2,097,956

Net investment income (loss)	5,123,692

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(128,017,058)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(128,017,058)

Change in net unrealized appreciation (depreciation) on:
Securities	163,898,265
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

163,898,265

Net realized and unrealized gains (losses) on investments	35,881,207

Net increase (decrease) in net assets resulting from operations	$41,004,899

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$5,123,692	$14,250,595
Net realized gains (losses) on investments	(128,017,058)	(84,755,112)
Change in net unrealized appreciation (depreciation) on investments	163,898,265	(307,127,354)

Net increase (decrease) in net assets resulting from operations	41,004,899	(377,631,871)

From transactions in investors’ beneficial interests:
Contributions	50,238,477	281,951,760
Withdrawals	(60,679,794)	(262,247,615)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(10,441,317)	19,704,145

Net increase (decrease) in net assets	30,563,582	(357,927,726)

Net assets:
Beginning of period/year	630,249,484	988,177,210

End of period/year	$660,813,066	$630,249,484

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
MID GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$218,709,180
Repurchase agreements (cost equals market value)	5,939,419
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	24,011
Foreign tax reclaim receivable	—
Receivable from Advisor	1,008
Receivable from securities lending (net)	—

Total assets	224,673,618

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	1,149,696
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	142,991
Accrued expenses	47,446

Total liabilities	1,340,133

Net assets	$223,333,485

Securities, at cost	$204,200,246

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$1,206
Securities lending income (net)	25,581
Dividend income	476,996
Less: foreign withholding taxes	(3,461)

Total income	500,322

Expenses (Note 2):
Investment advisory fees	781,762
Custody fees	18,899
Audit fees	12,819
Legal fees	3,762
Reports to shareholders	2,508
Other fees	4,491

Total expenses	824,241
Expenses reimbursed by the Advisor	(9,965)

Net expenses	814,276

Net investment income (loss)	(313,954)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(70,610,819)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(70,610,819)

Change in net unrealized appreciation (depreciation) on:
Securities	74,422,336
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

74,422,336

Net realized and unrealized gains (losses) on investments	3,811,517

Net increase (decrease) in net assets resulting from operations	$3,497,563

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(313,954)	$(58,309)
Net realized gains (losses) on investments	(70,610,819)	(28,806,028)
Change in net unrealized appreciation (depreciation) on investments	74,422,336	(127,522,362)

Net increase (decrease) in net assets resulting from operations	3,497,563	(156,386,699)

From transactions in investors’ beneficial interests:
Contributions	16,328,699	152,813,962
Withdrawals	(25,458,680)	(104,650,264)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(9,129,981)	48,163,698

Net increase (decrease) in net assets	(5,632,418)	(108,223,001)

Net assets:
Beginning of period/year	228,965,903	337,188,904

End of period/year	$223,333,485	$228,965,903

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
SMALL VALUE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$135,389,136
Repurchase agreements (cost equals market value)	4,796,774
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	178,880
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	191,848
Foreign tax reclaim receivable	—
Receivable from Advisor	3,172
Receivable from securities lending (net)	—

Total assets	140,559,810

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	931,968
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	103,094
Accrued expenses	45,922

Total liabilities	1,080,984

Net assets	$139,478,826

Securities, at cost	$162,138,834

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$3,032
Securities lending income (net)	43,718
Dividend income	1,635,938
Less: foreign withholding taxes	—

Total income	1,682,688

Expenses (Note 2):
Investment advisory fees	547,168
Custody fees	27,662
Audit fees	12,848
Legal fees	2,324
Reports to shareholders	1,661
Other fees	2,979

Total expenses	594,642
Expenses reimbursed by the Advisor	(27,455)

Net expenses	567,187

Net investment income (loss)	1,115,501

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(18,552,842)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(18,552,842)

Change in net unrealized appreciation (depreciation) on:
Securities	10,865,252
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

10,865,252

Net realized and unrealized gains (losses) on investments	(7,687,590)

Net increase (decrease) in net assets resulting from operations	$(6,572,089)

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$1,115,501	$4,063,695
Net realized gains (losses) on investments	(18,552,842)	(36,930,139)
Change in net unrealized appreciation (depreciation) on investments	10,865,252	(19,172,892)

Net increase (decrease) in net assets resulting from operations	(6,572,089)	(52,039,336)

From transactions in investors’ beneficial interests:
Contributions	7,403,952	131,998,850
Withdrawals	(17,981,220)	(108,467,936)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(10,577,268)	23,530,914

Net increase (decrease) in net assets	(17,149,357)	(28,508,422)

Net assets:
Beginning of period/year	156,628,183	185,136,605

End of period/year	$139,478,826	$156,628,183

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
SMALL CORE
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$307,961,984
Repurchase agreements (cost equals market value)	3,217,403
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	12,063,942
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	329,546
Foreign tax reclaim receivable	—
Receivable from Advisor	2,857
Receivable from securities lending (net)	—

Total assets	323,575,732

LIABILITIES:
Due to Advisor	—
Due to Custodian	255,405
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	8,974,369
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	2,404
Accrued investment advisory fees	224,757
Accrued expenses	93,133

Total liabilities	9,550,068

Net assets	$314,025,664

Securities, at cost	$315,927,838

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$9,023
Securities lending income (net)	69,960
Dividend income	2,467,907
Less: foreign withholding taxes	(1,326)

Total income	2,545,564

Expenses (Note 2):
Investment advisory fees	1,252,803
Custody fees	55,687
Audit fees	16,727
Legal fees	5,618
Reports to shareholders	4,149
Other fees	7,414

Total expenses	1,342,398
Expenses reimbursed by the Advisor	(11,130)

Net expenses	1,331,268

Net investment income (loss)	1,214,296

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(122,154,966)
Swap contracts	—
Futures	(47,611)
Written options	—
Foreign currency transactions	—

(122,202,577)

Change in net unrealized appreciation (depreciation) on:
Securities	126,218,044
Futures	(82,550)
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

126,135,494

Net realized and unrealized gains (losses) on investments	3,932,917

Net increase (decrease) in net assets resulting from operations	$5,147,213

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$1,214,296	$5,961,479
Net realized gains (losses) on investments	(122,202,577)	(151,927,373)
Change in net unrealized appreciation (depreciation) on investments	126,135,494	(115,574,221)

Net increase (decrease) in net assets resulting from operations	5,147,213	(261,540,115)

From transactions in investors’ beneficial interests:
Contributions	21,812,406	160,448,103
Withdrawals	(102,596,418)	(459,442,988)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(80,784,012)	(298,994,885)

Net increase (decrease) in net assets	(75,636,799)	(560,535,000)

Net assets:
Beginning of period/year	389,662,463	950,197,463

End of period/year	$314,025,664	$389,662,463

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
SMALL GROWTH
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$154,110,553
Repurchase agreements (cost equals market value)	1,800,577
Cash at broker	—
Foreign currency holdings, at value	—
Receivable for securities sold	1,948,330
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	20,374
Foreign tax reclaim receivable	—
Receivable from Advisor	3,038
Receivable from securities lending (net)	—

Total assets	157,882,872

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	1,382,793
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	—
Variation margin payable	—
Accrued investment advisory fees	123,717
Accrued expenses	39,866

Total liabilities	1,546,376

Net assets	$156,336,496

Securities, at cost	$158,484,682

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$1,816
Securities lending income (net)	37,718
Dividend income	299,884
Less: foreign withholding taxes	(377)

Total income	339,041

Expenses (Note 2):
Investment advisory fees	628,720
Custody fees	26,124
Audit fees	12,719
Legal fees	2,511
Reports to shareholders	1,642
Other fees	2,956

Total expenses	674,672
Expenses reimbursed by the Advisor	(24,272)

Net expenses	650,400

Net investment income (loss)	(311,359)

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(26,434,302)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	—

(26,434,302)

Change in net unrealized appreciation (depreciation) on:
Securities	45,484,678
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	—

45,484,678

Net realized and unrealized gains (losses) on investments	19,050,376

Net increase (decrease) in net assets resulting from operations	$18,739,017

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$(311,359)	$(384,137)
Net realized gains (losses) on investments	(26,434,302)	(24,788,914)
Change in net unrealized appreciation (depreciation) on investments	45,484,678	(59,829,205)

Net increase (decrease) in net assets resulting from operations	18,739,017	(85,002,256)

From transactions in investors’ beneficial interests:
Contributions	7,705,529	132,973,836
Withdrawals	(22,620,909)	(62,276,042)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(14,915,380)	70,697,794

Net increase (decrease) in net assets	3,823,637	(14,304,462)

Net assets:
Beginning of period/year	152,512,859	166,817,321

End of period/year	$156,336,496	$152,512,859

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
INTERNATIONAL EQUITY
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

ASSETS:
Securities, at value (Note 2)	$988,293,129
Repurchase agreements (cost equals market value)	12,209,573
Cash at broker	—
Foreign currency holdings, at value (cost $483,797)	485,509
Receivable for securities sold	—
Receivable for principal paydowns	—
Unrealized appreciation on foreign currency forward contracts (Note 8)	—
Swap contracts, at value	—
Variation margin receivable	—
Interest receivable	—
Dividends receivable	3,239,972
Foreign tax reclaim receivable	1,897,475
Receivable from Advisor	—
Receivable from securities lending (net)	—

Total assets	1,006,125,658

LIABILITIES:
Due to Advisor	—
Due to Custodian	—
Due to Broker for swap contracts	—
Collateral for securities out on loan	—
Payable for securities purchased	4,402,123
Securities sold short, at value	—
Written options, at value	—
Swap contracts, at value	—
Unrealized depreciation on foreign currency forward contracts (Note 8)	110,737
Variation margin payable	—
Accrued investment advisory fees	674,265
Accrued expenses	695,522

Total liabilities	5,882,647

Net assets	$1,000,243,011

Securities, at cost	$918,053,417

STATEMENT OF OPERATIONS
For the period ended June 30, 2009

Investment income (Note 2):
Interest income	$1,731
Securities lending income (net)	—
Dividend income	20,222,500
Less: foreign withholding taxes	(3,615,675)

Total income	16,608,556

Expenses (Note 2):
Investment advisory fees	3,521,493
Custody fees	595,974
Audit fees	17,957
Legal fees	17,534
Reports to shareholders	11,963
Other fees	21,572

Total expenses	4,186,493
Expenses reimbursed by the Advisor	(12,894)

Net expenses	4,173,599

Net investment income (loss)	12,434,957

Realized and unrealized gains (losses) on investments (Note 2):
Net realized gains (losses) on transactions from:
Securities	(463,946,837)
Swap contracts	—
Futures	—
Written options	—
Foreign currency transactions	(8,268,678)

(472,215,515)

Change in net unrealized appreciation (depreciation) on:
Securities	496,416,795
Futures	—
Written options	—
Short sales	—
Swap contracts	—
Foreign currency translations	101,579

496,518,374

Net realized and unrealized gains (losses) on investments	24,302,859

Net increase (decrease) in net assets
resulting from operations	$36,737,816

STATEMENTS OF CHANGES IN NET ASSETS

	For the period	For the year
	ended 06/30/09	ended 12/31/08

From operations:
Net investment income (loss)	$12,434,957	$51,093,825
Net realized gains (losses) on investments	(472,215,515)	(380,232,998)
Change in net unrealized appreciation (depreciation) on investments	496,518,374	(815,787,805)

Net increase (decrease) in net assets resulting from operations	36,737,816	(1,144,926,978)

From transactions in investors’ beneficial interests:
Contributions	66,904,232	764,741,276
Withdrawals	(203,458,681)	(783,816,168)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(136,554,449)	(19,074,892)

Net increase (decrease) in net assets	(99,816,633)	(1,164,001,870)

Net assets:
Beginning of period/year	1,100,059,644	2,264,061,514

End of period/year	$1,000,243,011	$1,100,059,644

See notes to financial statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Principal		Value

	US Treasury Securities — 2.3%
	US Treasury Note
$28,350,000	4.88%, 08/15/09 (Cost $28,514,603)	$28,514,603

	Commercial Paper — 28.5%
25,160,000	Australia & New Zealand — 144A, 0.52%, 07/06/09	25,158,182
10,280,000	Australia & New Zealand, 0.33%, 08/11/09	10,276,135
36,840,000	CBA (DE) Finance, Inc., 0.54%, 07/21/09	36,828,947
22,570,000	ConocoPhilips, 0.25%, 07/01/09	22,570,000
24,480,000	Danske Corp., 1.14%, 07/15/09	24,469,147
28,850,000	Danske Corp., 0.37%, 08/19/09	28,835,471
22,890,000	Eksportfinans A/S, 0.25%, 08/03/09	22,884,755
11,700,000	Her Majesty RGT Canada, 0.19%, 08/20/09	11,696,913
25,140,000	JPMorgan Chase Funding, Inc., 0.25%, 07/08/09	25,138,778
7,890,000	National Australia Funding, 0.23%, 07/06/09	7,889,748
14,300,000	National Australia Funding, 0.44%, 08/05/09	14,293,883
24,000,000	Nordea North America, Inc., 1.00%, 07/13/09	23,992,000
11,400,000	Societe Generale North America, 0.16%, 07/01/09	11,400,000
13,900,000	Societe Generale North America, 0.52%, 11/18/09	13,871,891
28,490,000	Wells Fargo & Company, 0.06%, 07/01/09	28,490,000
21,550,000	Westpac Banking Corp., 0.63%, 08/06/09	21,536,424
22,580,000	Westpac Banking Corp. — 144A, 0.47%, 11/23/09	22,537,255

	Total Commercial Paper (Cost $351,869,529)	351,869,529

	Yankee Certificates of Deposit — 34.3%
25,610,000	Bank of Montreal, 0.24%, 07/09/09	25,609,659
17,500,000	Bank of Nova Scotia, 0.53%, 12/09/09	17,500,000
26,510,000	Bank of Nova Scotia, 1.28%, 01/15/10	26,510,000
28,040,000	Barclays Bank PLC, 0.83%, 09/14/09	28,040,000
22,940,000	Barclays Bank PLC, 1.00%, 10/30/09	22,940,000
16,790,000	BNP Paribas — New York Branch, 1.08%, 09/01/09	16,790,000
19,780,000	BNP Paribas — New York Branch, 0.50%, 11/25/09	19,780,000
27,500,000	Calyon — New York Branch, 1.15%, 07/01/09	27,500,000
8,940,000	Calyon — New York Branch, 0.68%, 02/26/10	8,928,568
9,240,000	National Australia Bank, Ltd. — 144A, 0.36%, 09/01/09	9,240,079
20,710,000	Nordea Bank Finland, PLC, 1.30%, 10/13/09	20,736,636
33,490,000	Rabobank Nederland, 0.82%, 08/03/09	33,490,000
17,730,000	Rabobank Nederland, 1.20%, 04/26/10	17,730,000
48,760,000	Royal Bank of Canada, 1.17%, 01/26/10	48,760,000
29,940,000	Societe Generale — New York Branch, 0.29%, 07/27/09	29,940,000
40,170,000	Svenska Handelsbanken AB, 0.70%, 07/17/09	40,177,184
29,070,000	Toronto Dominion Bank, 1.62%, 08/10/09	29,070,000

	Total Yankee Certificates of Deposit (Cost $422,742,126)	422,742,126

	Short Term US Government Agency Securities — 16.6%
	Fannie Mae — 4.9%
14,170,000	0.42%, 07/20/09	14,166,859
21,240,000	0.42%, 07/22/09	21,234,796
10,270,000	0.01%, 08/20/09	10,267,147
14,590,000	0.88%, 02/12/10	14,613,720

		60,282,522

	Federal Home Loan Bank — 3.7%
24,430,000	0.01%, 08/19/09	24,423,350
20,500,000	0.01%, 10/30/09	20,481,396

		44,904,746

	Freddie Mac — 8.0%
12,660,000	0.01%, 08/24/09	12,648,606
33,840,000	0.01%, 11/09/09	33,804,107
46,350,000	0.88%, 02/04/10	46,350,000
6,080,000	4.88%, 02/09/10	6,242,013

		99,044,726

	Total Short Term US Government Agency Securities (Cost $204,231,994)	204,231,994

See notes to financial statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Short Term Corporate Notes — 14.3%
$7,000,000	Abbey National Treasury Services, LLC, Series YCD, Floating Rate, 1.02%, 08/28/09(2)	$7,000,332
31,780,000	Abbey National Treasury Services, LLC, Series YCD, Floating Rate, 1.06%, 02/25/10(2)	31,780,000
38,260,000	Bank of America Corp. NA — 144A, 0.28%, 08/11/09	38,260,000
3,040,000	Credit Agricole — London Branch — 144A, Floating Rate, 0.71%, 05/28/10(2)	3,030,317
8,830,000	IBM International Group Capital, LLC, Floating Rate, 1.39%, 07/29/09(2)	8,837,705
18,910,000	KFW, 4.50%, 09/21/09	19,076,267
14,470,000	KFW International Finance, Inc., Floating Rate, 1.15%, 01/21/10(2)	14,501,809
7,150,000	Procter & Gamble International Funding, Floating Rate, 1.00%, 05/07/10(2)	7,150,000
35,870,000	Toyota Motor Credit Corp., Series MTN, Floating Rate, 0.34%, 09/15/09(3)	35,870,000
7,950,000	Wachovia Bank NA, Series BKNT, Floating Rate, 0.89%, 08/21/09(2)	7,954,333
2,910,000	Wal-Mart Stores, Inc. 6.88% 08/10/09	2,929,281

	Total Short Term Corporate Notes (Cost $176,390,044)	176,390,044

	Time Deposit — 4.0%
49,850,000	Bank of Ireland — Dublin Branch, 0.25%, 07/01/09 (Cost $49,850,000)	49,850,000

	Total Securities (Cost $1,233,598,296)	1,233,598,296

	Repurchase Agreements — 2.3%
13,200,000	With Barclays Bank PLC, dated 06/30/09, 0.08%, due 07/01/09, repurchase proceeds at maturity $13,200,029 (Collateralized by various US Government Agency Securities, zero coupon - 6.88%, due 08/21/09 - 06/15/35, with a total value of $13,464,366)	13,200,000
10,600,000	With Deutsche Bank, dated 06/30/09, 0.08%, due 07/01/09, repurchase proceeds at maturity $10,600,024 (Collateralized by Federal Home Loan Bank, 4.88%, due 05/17/17, with a value of $10,406,205 and Freddie Mac, 5.50%, due 08/23/17, with a value of $410,392)	10,600,000
2,330,000	With HSBC Securities, Inc., dated 06/30/09, 0.05%, due 07/01/09, repurchase proceeds at maturity $2,330,003 (Collateralized by Freddie Mac Discount Note, zero coupon, due 08/18/09, with a value of $2,379,524)	2,330,000
2,700,000	With JPMorgan Chase Bank, dated 06/30/09, 0.05%, due 07/01/09, repurchase proceeds at maturity $2,700,004 (Collateralized by Fannie Mae, 3.32%, due 12/23/13, with a value of $2,754,619)	2,700,000
6,884	With State Street Bank & Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $6,884 (Collateralized by US Treasury Bill, 0.31%, due 12/10/09, with a value of $9,986)	6,884

	Total Repurchase Agreements (Cost $28,836,884)	28,836,884

	Total Investments — 102.3% (Cost $1,262,435,180)	1,262,435,180
	Liabilities less other assets — (2.3%)	(29,017,055)

	Net Assets — 100.0%	$1,233,418,125

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $1,262,435,180.

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Principal		Value

	US Treasury Securities — 7.1%
	US Treasury Notes
$3,000,000	0.88%, 04/30/11	$2,991,210
12,000,000	0.88%, 05/31/11	11,956,920
1,500,000	4.63%, 10/31/11	1,615,079
2,430,000	1.38%, 03/15/12	2,425,254
6,000,000	3.13%, 08/31/13	6,216,096
3,500,000	1.88%, 04/30/14	3,396,365

	Total US Treasury Securities (Cost $28,491,474)	28,600,924

	US Government Agency Securities — 22.4%
	Asset Backed: Mortgage and Home Equity — 12.8%
727,797	Fannie Mae, Series 2003-32, Class PE, 4.00%, 03/25/26	728,533
968,510	Fannie Mae, Series 2003-62, Class OD, 3.50%, 04/25/26	975,085
166,666	Fannie Mae, Series 2003-63, Class GU, 4.00%, 07/25/33	170,283
1,999,844	Fannie Mae, Series 2004-70, Class DN, 4.00%, 12/25/29	2,023,573
2,078,755	Fannie Mae, Series 2004-80, Class LG, 4.00%, 10/25/16	2,120,691
3,227,240	Federal Home Loan Bank, Series 1Y-9009, Class A, 4.06%, 08/25/09	3,243,376
1,673,467	Federal Home Loan Bank, Series 3Q-9009, Class 1, 3.92%, 09/25/09	1,677,523
3,383,897	Federal Home Loan Bank, Series 6T-9009, Class I	3,413,525
4,005,408	Freddie Mac, Series 2416, Class PE, 6.00%, 10/15/21	4,221,515
41,267	Freddie Mac, Series 2454, Class BG, 6.50%, 08/15/31	41,280
2,572,085	Freddie Mac, Series 2627, Class KP, 2.87%, 12/15/16	2,597,212
3,032,279	Freddie Mac, Series 2630, Class HC, 4.00%, 01/15/17	3,117,652
2,848,095	Freddie Mac, Series 2631, Class CD, 4.00%, 10/15/26	2,878,012
3,626,392	Freddie Mac, Series 2637, Class A, 3.38%, 03/15/18	3,686,097
2,417,165	Freddie Mac, Series 2672, Class HA, 4.00%, 09/15/16	2,485,394
1,180,537	Freddie Mac, Series 2782, Class HE, 4.00%, 09/15/17	1,215,109
1,272,863	Freddie Mac, Series 3056, Class AP, 5.50%, 01/15/27	1,296,347
7,206,295	Government National Mortgage Association, Series 2005-29, Class A, 4.02%, 07/16/27	7,372,441
5,161,056	Government National Mortgage Association, Series 2007-15, Class A, 4.51%, 10/16/28	5,288,107
2,815,304	Government National Mortgage Association, Series 2007-34, Class A, 4.27%, 11/16/26	2,877,713

		51,429,468

	Fannie Mae — 7.4%
5,500,000	5.13%, 04/15/11	5,889,719
3,050,000	6.00%, 05/15/11	3,314,944
6,000,000	3.25%, 04/09/13	6,229,752
6,250,000	2.75%, 03/13/14	6,236,625
206,000	PL# 254062, 6.00%, 10/01/11	211,902
830,754	PL# 254754, 4.50%, 05/01/10	852,654
1,074,139	PL# 254758, 4.50%, 06/01/13	1,100,861
1,030,453	PL# 254807, 5.00%, 07/01/13	1,062,599
2,092,564	PL# 254914, 4.50%, 09/01/13	2,145,726
291,105	PL# 323743, 5.00%, 04/01/14	299,240
139,060	PL# 429168, 6.00%, 05/01/13	147,916
199,989	PL# 517699, 6.00%, 07/01/14	212,726
486,138	PL# 545038, 6.00%, 09/01/14	516,187
1,558,767	PL# 555154, 5.50%, 12/01/22	1,623,057

		29,843,908

	Freddie Mac — 1.0%
3,500,000	5.00%, 07/15/14	3,835,608

	Freddie Mac Gold — 0.9%
54,365	PL# E00532, 6.50%, 02/01/13	57,167
96,297	PL# E00542, 6.50%, 04/01/13	101,249
277,923	PL# E00676, 5.50%, 06/01/14	289,483
570,152	PL# E89557, 5.50%, 04/01/17	602,366
187,468	PL# G40426, 5.50%, 03/01/11	189,969
2,394,300	PL# M80812, 4.50%, 04/01/10	2,429,946

		3,670,180

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	US Government Agency Securities (continued)

	Government National Mortgage Association — 0.3%
$1,066,991	PL# 436708, 5.75%, 12/15/22	$1,117,976

	Total US Government Agency Securities (Cost $87,478,421)	89,897,140

	Corporate Bonds and Notes — 68.8%
	Banks and Financial Services — 16.6%
2,500,000	Bank of America Corp., 2.38%, 06/22/12	2,525,005
935,000	Bank of America Corp., Series MTNL, 7.38%, 05/15/14	965,870
3,980,000	Bank of New York Mellon Corp., 4.30%, 05/15/14	4,044,166
1,500,000	Caterpillar Financial Services Corp., 4.30%, 06/01/10	1,538,681
3,475,000	Citigroup, Inc., 5.10%, 09/29/11	3,402,904
2,275,000	CME Group, Inc., 5.40%, 08/01/13	2,390,224
4,230,000	Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11	4,528,816
3,150,000	Fifth Third Bank, Series BKNT, 4.20%, 02/23/10	3,147,694
5,750,000	General Electric Capital Corp., 5.00%, 11/15/11	5,920,308
4,700,000	GMAC LLC, 2.20%, 12/19/12	4,681,054
2,800,000	Goldman Sachs Group, Inc. (The), 6.88%, 01/15/11	2,960,182
1,000,000	Goldman Sachs Group, Inc. (The), 1.70%, 03/15/11	1,009,106
4,000,000	Goldman Sachs Group, Inc. (The), Series MTNB, Floating Rate, 1.56%, 10/07/11(2)	3,840,456
5,610,000	JPMorgan Chase & Company, 4.65%, 06/01/14	5,595,201
3,265,000	Morgan Stanley, 6.75%, 04/15/11	3,420,310
2,860,000	Morgan Stanley, 6.00%, 05/13/14	2,895,658
3,670,000	NYSE Euronext, 4.80%, 06/28/13	3,799,063
2,000,000	SLM Corp., Series MTNA, 4.50%, 07/26/10	1,890,000
4,500,000	Wells Fargo & Company, Floating Rate, 0.67%, 03/23/10(2)	4,485,915
3,000,000	Wells Fargo Bank, NA, Series BKNT, 6.45%, 02/01/11	3,136,689

		66,177,302

	Chemicals — 0.5%
1,855,000	Praxair, Inc., 3.95%, 06/01/13	1,889,802

	Consumer Goods and Services — 0.9%
3,455,000	Clorox Company, 4.20%, 01/15/10	3,504,082

	Equipment Rental and Leasing — 1.1%
5,420,000	International Lease Finance Corp., Series MTNQ, 5.75%, 06/15/11	4,494,600

	Insurance — 2.3%
6,000,000	Met Life Global Funding I — 144A, Series MTN, 5.75%, 07/25/11	6,156,582
3,115,000	Principal Life Income Funding Trust, Series MTN, 5.20%, 11/15/10	3,132,942

		9,289,524

	Machinery — 0.4%
1,390,000	Caterpillar, Inc., 7.25%, 09/15/09	1,405,721

	Office Equipment, Supplies, and Services — 0.7%
3,005,000	Xerox Corp., 5.50%, 05/15/12	2,996,775

	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 11.5%
1,806,109	Bay View Auto Trust, Series 2005-LJ1, Class A4, 4.09%, 05/25/12	1,829,047
3,000,000	BMW Vehicle Lease Trust, Series 2009-1, Class A3, 2.91%, 08/15/11	3,019,090
2,500,000	BMW Vehicle Owner Trust, Series 2006-A, Class A4, 5.07%, 08/25/11	2,543,954
3,000,000	Capital One Prime Auto Receivables Trust, Series 2007-1, Class B1, 5.76%, 12/15/13	2,273,035
983,420	Carmax Auto Owner Trust, Series 2005-2, Class A4, 4.34%, 09/15/10	991,422
322,248	Chase Manhattan Auto Owner Trust, Series 2006-A, Class CTFS, 5.47%, 01/15/13	323,747

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs (continued)

$3,200,000	Chase Manhattan Auto Owner Trust, Series 2006-B, Class A4, 5.11%, 04/15/14	$3,297,494
1,000,000	Ford Credit Auto Owner Trust, Series 2007-A, Class B, 5.60%, 10/15/12	887,344
2,000,000	Hertz Vehicle Financing, LLC — 144A, Series 2005-2A, Class A4, 5.01%, 02/25/11	2,009,235
1,250,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, 2.79%, 01/16/12	1,256,806
2,650,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.43%, 08/15/12	2,696,651
5,500,000	Huntington Auto Trust — 144A, Series 2008-1A, Class A3A, 4.81%, 04/16/12	5,645,336
2,495,300	Hyundai Auto Receivables Trust, Series 2006-B, Class B, 5.19%, 05/15/13	2,502,871
3,500,000	Hyundai Auto Receivables Trust, Series 2008-A, Class A3, 4.93%, 12/17/12	3,643,473
1,250,000	Susquehanna Auto Lease Trust — 144A, Series 2007-1, Class B, 5.31%, 07/14/10	1,244,462
5,400,000	USAA Auto Owner Trust, Series 2007-2, Class A4, 5.07%, 06/15/13	5,645,950
1,750,000	Volkswagen Auto Lease Trust, Series 2009-A, Class A3, 3.41%, 08/15/11	1,768,541
4,550,000	World Omni Auto Receivables Trust, Series 2006-B, Class A4, 5.12%, 06/15/12	4,652,463

		46,230,921

	Private Asset Backed: Banks and Financial Services — 3.1%
696,407	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC3, Class A1, Floating Rate, 4.00%, 07/25/33(3)	543,869
3,000,000	Caterpillar Financial Asset Trust, Series 2006-A, Class B, 5.71%, 06/25/12	2,795,995
1,304,302	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,303,861
2,345,626	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.31%, 08/10/42	2,290,032
1,940,498	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A1, 4.79%, 04/10/37	1,946,002
2,660,320	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A1, 5.74%, 07/10/38	2,690,340
1,039,176	Morgan Stanley Capital I, Series 2005-HQ6, Class A1, 4.65%, 08/13/42	1,043,147

		12,613,246

	Private Asset Backed: Credit Cards — 7.1%
3,000,000	Cabela’s Master Credit Card Trust — 144A, Series 2006-3A, Class A1, 5.26%, 10/15/14	3,026,043
3,000,000	Capital One Multi-Asset Execution Trust, Series 2006-A6, Class A6, 5.30%, 02/18/14	3,143,117
1,500,000	Capital One Multi-Asset Execution Trust, Series 2009-A2, Class A2, 3.20%, 04/15/14	1,510,782
4,500,000	Chase Issuance Trust, Series 2009-A3, Class A3, 2.40%, 06/17/13	4,467,816
1,200,000	Citibank Credit Card Issuance Trust, Series 2005-A7, Class A7, 4.75%, 10/22/12	1,241,759
4,000,000	Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 05/10/13	4,215,568
2,850,000	Citibank Omni Master Trust-144A, Series 2009-A8, Class A8, Floating Rate, 2.45%, 05/15/16(3)	2,882,063
4,940,000	GE Capital Credit Card Master Note Trust, Series 2006-1, Class A, 5.08%, 09/15/12	4,959,932
3,000,000	GE Capital Credit Card Master Note Trust, Series 2007-3, Class B, 5.49%, 06/15/13	2,862,110

		28,309,190

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Private Asset Backed: Mortgage and Home Equity — 10.8%
$147,473	Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, Class A1, 5.06%, 11/15/16	$148,869
766,329	Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A1, 3.97%, 11/11/35	760,886
580,024	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR9, Class A1, 4.50%, 09/11/42	581,341
1,632,288	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T22, Class A1, 5.42%, 04/12/38	1,646,862
7,000,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW15, Class A2, 5.21%, 02/11/44	6,449,352
2,713,827	Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A6, 4.43%, 10/25/14	2,126,920
3,017,162	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A1, 5.27%, 10/15/49	3,057,274
2,120,139	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1, 5.05%, 07/15/44	2,124,824
3,193,890	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A2, 4.18%, 11/15/37	3,124,423
633,898	DLJ Commercial Mortgage Corp., Series 1999-CG3, Class A1B, 7.34%, 10/10/32	633,203
205,701	GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1, 5.56%, 06/10/38	211,218
1,411,162	GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A2, 5.99%, 12/10/35	1,432,717
175,047	GMAC Mortgage Corp. Loan Trust, Series 2004-GH1, Class A2, 4.39%, 12/25/25	166,456
291,976	Interstar Millennium Trust, Series 2003-3G, Class A2 (Australia), Floating Rate, 1.10%, 09/27/35(2)	185,496
583,457	Interstar Millennium Trust, Series 2004-2G, Class A (Australia), Floating Rate, 1.03%, 03/14/36(2) (14)	527,846
405,142	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A1, 4.33%, 12/12/34	404,550
1,648,282	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A1, 5.04%, 12/15/44	1,660,141
3,800,179	JPMorgan Mortgage Trust, Series 2006-S2, Class 1A17, 6.00%, 07/25/36	2,444,427
4,550,000	LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3, 4.56%, 09/15/27	4,418,741
1,992,267	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF3, 4.44%, 07/25/35	1,805,793
1,777,553	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C1, Class A2, 7.52%, 12/18/09	1,788,444
1,954,245	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C2, Class A2, 7.46%, 07/18/33	1,982,924
3,309,085	Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A1, 2.99%, 06/15/35	3,225,283
2,444,088	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A1, 4.75%, 10/25/35	2,307,579

		43,215,569

	Private Asset Backed: Other — 5.9%
2,155,172	ALG Student Loan Trust — 144A, Series 2006-1A, Class A1, Floating Rate, 1.08%, 10/28/18(2)	2,148,774
4,064,485	Brazos Texas Higher Education Authority, Inc. Series 2005-A, Class A5, 4.91%, 12/01/40 (14)	3,800,294
3,000,000	CNH Equipment Trust, Series 2006-B, Class B, 5.36%, 06/17/13	2,459,894
2,000,000	CNH Equipment Trust, Series 2007-A, Class B, 5.09%, 06/16/14	1,544,450
3,083,712	CNH Equipment Trust, Series 2007-B, Class A3A, 5.40%, 10/17/11	3,125,580

See notes to financial statements.

HIGH QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Other (continued)

$737,206	Crusade Global Trust, Series 2004-2, Class A1 (Australia), Floating Rate, 0.96%, 11/19/37(2)	$644,454
869,764	Goal Capital Funding Trust, Series 2006-1, Class A1, Floating Rate, 0.66%, 08/25/20(2)	867,263
150,795	Great America Leasing Receivables — 144A, Series 2006-1, Class A3, 5.34%, 01/15/10	151,006
4,000,000	John Deere Owner Trust, Series 2007-A, Class A4, 5.07%, 04/15/14	4,087,532
2,984,388	Marlin Leasing Receivables LLC — 144A, Series 2006-1A, Class A4, 5.33%, 09/15/13	2,974,840
1,995,638	Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5, 7.03%, 03/15/12	2,050,287

		23,854,374

	Private Asset Backed: Transportation — 1.0%
960,235	E-Trade RV and Marine Trust, Series 2004-1, Class A3, 3.62%, 10/08/18	935,309
3,097,510	Railcar Leasing, LLC — 144A, Series 1, Class A2, 7.13%, 01/15/13	3,267,511

		4,202,820

	Real Estate Investment Trusts — 0.8%
3,190,000	Boston Properties LP, 6.25%, 01/15/13	3,175,205

	Retail — 1.9%
4,475,000	CVS Caremark Corp., Floating Rate, 2.15%, 09/10/10(2)	4,486,935
2,895,000	Target Corp., 10.00%, 01/01/11	3,166,733

		7,653,668

	Telecommunications Equipment and Services — 2.3%
5,925,000	BellSouth Corp., 6.00%, 10/15/11	6,330,170
2,825,000	Verizon Wireless Capital -144A, 3.75%, 05/20/11	2,882,836

		9,213,006

	Transportation — 0.2%
950,000	United Parcel Service, Inc., 3.88%, 04/01/14	979,621

	Utilities — 1.7%
6,420,000	Exelon Generation Company, LLC, 6.95%, 06/15/11	6,798,472

	Total Corporate Bonds and Notes (Cost $280,604,653)	276,003,898

	Total Securities (Cost $396,574,548)	394,501,962

	Repurchase Agreements — 1.1%
4,604,867	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $4,604,868 (Collateralized by US Treasury Bill, 0.31%, due 12/10/09, with a value of $4,698,413) (Cost $4,604,867)	4,604,867

	Total Investments — 99.4% (Cost $401,179,415)	399,106,829
	Other assets less liabilities — 0.6%	2,211,474

	Net Assets — 100.0%	$401,318,303

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $401,179,415.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$5,935,125
Gross unrealized depreciation	(8,007,711)

Net unrealized depreciation	$(2,072,586)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

INFLATION-PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Principal		Value

	US Treasury Securities — 90.5%
	US Treasury Inflation Index — 89.1%
$2,627,840	3.50%, 01/15/11	$2,741,988
7,048,813	3.38%, 01/15/12	7,491,563
13,980,362	2.00%, 04/15/12	14,377,935
5,383,941	3.00%, 07/15/12	5,703,612
5,331,402	0.63%, 04/15/13	5,268,092
19,190,173	1.88%, 07/15/13	19,681,921
24,313,937	2.00%, 01/15/14	24,868,587
5,873,783	1.25%, 04/15/14	5,897,643
30,541,590	2.00%, 07/15/14	31,257,424
1,111,087	1.63%, 01/15/15	1,105,878
10,441,305	1.88%, 07/15/15	10,555,512
8,035,689	2.00%, 01/15/16	8,156,225
6,656,882	2.50%, 07/15/16(5)	6,987,649
12,777,591	2.38%, 01/15/17	13,332,624
2,325,065	2.63%, 07/15/17	2,477,648
13,343,096	1.63%, 01/15/18	13,213,828
19,281,405	1.38%, 07/15/18	18,690,912
13,347,533	2.13%, 01/15/19	13,785,492
33,816,327	2.38%, 01/15/25	34,756,827
21,646,944	2.00%, 01/15/26	21,193,700
12,449,825	2.38%, 01/15/27	12,889,453
14,019,920	1.75%, 01/15/28	13,231,299
3,770,338	3.63%, 04/15/28	4,588,030
4,722,286	2.50%, 01/15/29	5,017,428
18,884,757	3.88%, 04/15/29	23,960,035
894,931	3.38%, 04/15/32	1,123,139

		322,354,444

	US Treasury Notes — 0.8%
2,885,000	4.00%, 08/15/18	2,992,512

	US Treasury Strips — 0.6%
4,740,000	6.13%, 11/15/27	2,074,347

	Total US Treasury Securities (Cost $328,796,771)	327,421,303

	US Government Agency Securities — 0.2%
	Freddie Mac
890,000	Series MTN, 5.00%, 12/14/18 (Cost $864,010)	844,967

	Corporate Bonds and Notes — 0.7%
	Banks and Financial Services — 0.5%
649,000	Bear Stearns Companies, Inc. (The), Series CPI, Floating Rate, 1.42%, 03/10/14(3)	579,291
315,000	International Bank for Reconstruction & Development, Series CPI (Supra National), Floating Rate, zero coupon, 12/10/13(3)	290,351
1,243,000	Lehman Brothers Holdings, Inc., Series MTNG, Floating Rate, 6.29%, 06/02/09(3)(9)(13)	183,343
900,000	SLM Corp., Series CPI, Floating Rate, 1.74%, 01/31/14(3)	546,363

		1,599,348

	Private Asset Backed: Mortgage and Home Equity — 0.2%
166,645	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A, Floating Rate, 0.42%, 03/25/37(3)	115,127
695,000	GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A4, 4.55%, 12/10/41	656,604

		771,731

	Total Corporate Bonds and Notes (Cost $3,757,481)	2,371,079

	Total Securities (Cost $333,418,262)	330,637,349

	Repurchase Agreements — 6.7%
24,097,428	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $24,097,435 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $24,580,468) (Cost $24,097,428)	24,097,428

	Total Investments before Call and Put Options Written — 98.1% (Cost $357,515,690)	354,734,777

Contracts

	Call Options Written — (0.2)%
(14,700,000)	Expiring 6/25/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.19%, expiring 6/29/20, European Style (Premium $740,145)	(731,472)

See notes to financial statements.

INFLATION-PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Contracts		Value

	Put Options Written — (0.2)%
(14,700,000)	Expiring 6/25/10. If exercised the Series receives 4.19%, and pays floating 3 month LIBOR, expiring 6/29/20, European Style (Premium $740,145)	$(738,822)

	Total Investments net of Call and Put Options Written — 97.7% (Cost $356,035,400)	353,264,483
	Other assets less liabilities — 2.3%	8,410,028

	Net Assets — 100.0%	$361,674,511

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $357,515,690.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$3,065,885
Gross unrealized depreciation	(5,846,798)

Net unrealized depreciation	$(2,780,913)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Principal		Value

	US Treasury Securities — 10.8%
	US Treasury Bonds — 3.4%
$5,900,000	7.25%, 08/15/22	$7,751,125
49,150,000	3.50%, 02/15/39(5)	42,499,514

		50,250,639

	US Treasury Notes — 7.4%
74,065,000	1.13%, 06/30/11	74,076,569
23,275,000	1.88%, 06/15/12(5)	23,444,209
10,710,000	2.63%, 06/30/14	10,743,522

		108,264,300

	Total US Treasury Securities (Cost $159,066,907)	158,514,939

	US Government Agency Securities — 51.3%
	Asset Backed: Mortgage and Home Equity — 0.3%
4,544,740	Freddie Mac, Series 2825, Class VP, 5.50%, 06/15/15	4,870,463

	Asset Backed: US Government Agencies — 0.1%
689,281	Small Business Administration, Series 2002-P10B, Class 1, 5.20%, 08/10/12	713,658
1,022,802	Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 02/10/14	1,044,011

		1,757,669

	Fannie Mae — 29.7%
4,100,000	5.25%, 08/01/12	4,260,310
10,200,000	4.63%, 05/01/13	10,354,938
3,508,905	PL# 190346, 5.50%, 12/01/33	3,641,003
18,407	PL# 253990, 7.00%, 09/01/16	19,562
420,009	PL# 323842, 5.50%, 07/01/14	443,215
19,196	PL# 535103, 7.00%, 01/01/15	20,279
220,013	PL# 535675, 7.00%, 01/01/16	233,214
68,806	PL# 545249, 5.50%, 10/01/16	72,607
370,468	PL# 545298, 5.50%, 11/01/16	390,936
3,798	PL# 545363, 5.50%, 11/01/16	4,008
1,373,929	PL# 545411, 5.50%, 01/01/17	1,449,839
20,239	PL# 545477, 7.00%, 03/01/32	22,153
19,814	PL# 549659, 7.00%, 02/01/16	21,057
4,442	PL# 550440, 7.00%, 02/01/16	4,721
168,026	PL# 555114, 5.50%, 12/01/17	177,572
65,808	PL# 555880, 5.50%, 11/01/33	68,286
45,440	PL# 572453, 5.50%, 04/01/16	47,951
244,939	PL# 580165, 5.50%, 09/01/16	258,472
8,906	PL# 580179, 7.00%, 10/01/16	9,464
34,677	PL# 580515, 5.50%, 04/01/16	36,593
121,291	PL# 589120, 5.50%, 11/01/16	127,993
5,611	PL# 589893, 7.00%, 06/01/31	6,147
6,796	PL# 598125, 7.00%, 09/01/16	7,222
6,217	PL# 602148, 5.50%, 09/01/16	6,561
46,485	PL# 604517, 5.50%, 11/01/16	49,053
30,203	PL# 607386, 5.50%, 11/01/16	31,872
45,270	PL# 607493, 5.50%, 11/01/16	47,771
15,041	PL# 610128, 7.00%, 10/01/31	16,478
159,222	PL# 610579, 5.50%, 12/01/16	168,019
7,321	PL# 611323, 7.00%, 10/01/16	7,781
18,481	PL# 612071, 5.50%, 11/01/16	19,502
114,548	PL# 614506, 5.50%, 11/01/16	120,876
1,121,040	PL# 619054, 5.50%, 02/01/17	1,184,729
422,491	PL# 631321, 5.50%, 02/01/17	446,494
24,272	PL# 631606, 5.50%, 03/01/17	25,651
34,545	PL# 632269, 7.00%, 05/01/32	37,846
124,930	PL# 650206, 5.50%, 01/01/18	132,027
25,841	PL# 664188, 5.50%, 09/01/17	27,309
34,932	PL# 664194, 5.50%, 09/01/17	36,917
131,325	PL# 675314, 5.50%, 12/01/17	138,786
206,964	PL# 676800, 5.50%, 01/01/18	218,722
299,663	PL# 679631, 5.50%, 02/01/18	316,501
5,918	PL# 681343, 5.50%, 02/01/18	6,250
248,676	PL# 683199, 5.50%, 02/01/18	262,648
5,941	PL# 701236, 5.50%, 05/01/18	6,275
4,907,242	PL# 704038, 5.50%, 05/01/33	5,091,983
5,131,902	PL# 720097, 5.50%, 07/01/33	5,325,100
5,726,104	PL# 725162, 6.00%, 02/01/34	6,030,415
8,086	PL# 725269, 5.50%, 03/01/19	8,545
6,651,964	PL# 725423, 5.50%, 05/01/34	6,902,387
4,131,451	PL# 725425, 5.50%, 04/01/34	4,281,467
3,648,900	PL# 725704, 6.00%, 08/01/34(6)	3,842,819
2,803,247	PL# 735454, 5.50%, 11/01/18	2,962,507
19,397,262	PL# 735504, 6.00%, 04/01/35(6)	20,452,367
763,805	PL# 735611, 5.50%, 03/01/20	807,199
7,023,548	PL# 735989, 5.50%, 02/01/35	7,294,545
4,397,292	PL# 739741, 5.50%, 12/01/33	4,562,835
4,285,954	PL# 747371, 5.50%, 10/01/33	4,443,609
5,553,379	PL# 755365, 5.50%, 12/01/33	5,762,444
24,511	PL# 761808, 5.50%, 05/01/18	25,904
139,719	PL# 781889, 5.50%, 03/01/17	147,438
930,781	PL# 826273, 6.00%, 07/01/20	987,878
3,524,271	PL# 826976, 6.00%, 06/01/35	3,697,249
436,322	PL# 827756, 6.00%, 06/01/35	457,738
4,915,709	PL# 845421, 6.00%, 02/01/36	5,149,302
7,134,765	PL# 850867, Variable Rate, 5.60%, 01/01/36(1)	7,478,854
1,741,327	PL# 889255, 5.00%, 03/01/23	1,805,430
4,294,530	PL# 889641, 5.50%, 08/01/37	4,453,520

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	US Government Agency Securities (continued)
	Fannie Mae (continued)

$1,804,505	PL# 899447, 5.00%, 06/01/22	$1,870,933
5,510,245	PL# 915614, 5.00%, 05/01/22	5,713,091
15,713,864	PL# 917051, 6.00%, 05/01/37(6)	16,445,848
1,607,058	PL# 918320, 5.00%, 05/01/22	1,666,218
913,597	PL# 928548, 5.00%, 08/01/22	947,229
575,000	PL# 931324, 4.50%, 06/01/39	573,652
3,751,722	PL# 936928, 6.00%, 05/01/37	3,926,484
1,704,560	PL# 941247, 5.00%, 06/01/22	1,767,309
6,966,519	PL# 944116, 6.00%, 07/01/37	7,291,033
1,190,696	PL# 945869, 6.00%, 08/01/37	1,246,162
3,485,195	PL# 949330, 5.00%, 08/01/22	3,613,494
6,018,774	PL# 952204, 6.00%, 11/01/37	6,299,140
8,081,098	PL# 962130, 6.00%, 03/01/38	8,455,814
1,774,840	PL# 972027, 5.00%, 02/01/23	1,839,244
80,405	PL# 974642, 6.00%, 03/01/38	84,133
2,434,152	PL# 993056, 5.00%, 12/01/38	2,482,223
5,148,025	PL# AA1010, 5.50%, 11/01/33	5,346,657
991,324	PL# AA4410, 5.00%, 03/01/39	1,010,802
119,144	PL# AA5308, 4.50%, 04/01/39	119,049
151,754	PL# AA5718, 5.00%, 04/01/39	154,736
3,134,116	PL# AA6655, 4.50%, 06/01/39	3,131,637
285,000	PL# AA7071, 4.50%, 06/01/39	284,775
770,000	PL# AA8165, 4.50%, 06/01/39	769,391
5,510,884	PL# AA8747, 4.50%, 07/01/39	5,506,525
2,700,000	TBA, 4.50%, 07/01/24	2,757,375
1,900,000	TBA, 5.00%, 07/01/24	1,965,907
12,000,000	TBA, 5.50%, 07/01/24	12,555,000
2,900,000	TBA, 6.00%, 08/01/24	3,060,405
7,300,000	TBA, 4.00%, 07/01/39	7,078,719
35,745,000	TBA, 4.50%, 07/01/39	35,666,789
55,300,000	TBA, 5.00%, 07/01/39	56,302,312
10,500,000	TBA, 5.50%, 07/01/39	10,798,599
64,400,000	TBA, 6.00%, 07/01/39	67,297,999
30,600,000	TBA, 6.50%, 07/01/39	32,589,000

		437,574,829

	Federal Agricultural Mortgage Corporation — 4.7%
20,230,000	3.88%, 08/19/11	21,275,527
45,175,000	144A, 5.50%, 07/15/11	48,191,335

		69,466,862

	Federal Home Loan Bank — 1.4%
9,195,000	5.63%, 06/13/16	8,852,882
10,865,000	5.38%, 05/15/19	11,730,277

		20,583,159

	Freddie Mac — 3.6%
5,700,000	1.75%, 06/15/12	5,679,275
16,800,000	4.75%, 06/28/12	18,187,462
6,365,000	3.00%, 07/28/14	6,377,895
9,800,000	5.75%, 06/27/16(5)	9,976,145
2,790,935	PL# 1B2853, Variable Rate, 4.34%, 04/01/35(1)	2,880,099
9,168,173	PL# 1G1119, Variable Rate, 4.75%, 09/01/35(1)	9,339,272

		52,440,148

	Freddie Mac Gold — 3.6%
191,389	PL# A32037, 5.00%, 03/01/35	195,418
21,229	PL# A38585, 5.50%, 10/01/35	21,989
2,112,665	PL# A68438, 5.50%, 11/01/37	2,183,947
99,671	PL# A84925, 5.00%, 03/01/39	101,505
5,597,058	PL# A85071, 5.00%, 03/01/39	5,700,034
13,801,974	PL# A85720, 5.00%, 04/01/39	14,055,908
2,172,438	PL# C57150, 6.00%, 05/01/31	2,287,213
2,749	PL# C67653, 7.00%, 06/01/32	2,976
39,438	PL# C67868, 7.00%, 06/01/32	42,703
8,792	PL# C67999, 7.00%, 06/01/32	9,519
61,282	PL# C68001, 7.00%, 06/01/32	66,356
9,279	PL# E00570, 6.00%, 09/01/13	9,738
201,266	PL# E00592, 6.00%, 12/01/13	211,066
10,374	PL# E00720, 6.00%, 07/01/14	10,895
11,600	PL# E01007, 6.00%, 08/01/16	12,237
39,084	PL# E01095, 6.00%, 01/01/17	41,248

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	US Government Agency Securities (continued)
	Freddie Mac Gold (continued)

$8,005	PL# E69171, 6.00%, 02/01/13	$8,490
4,134	PL# E73319, 6.00%, 11/01/13	4,384
16,010	PL# E73769, 6.00%, 12/01/13	16,980
8,104	PL# E75990, 6.00%, 04/01/14	8,503
14,763	PL# E76341, 6.00%, 04/01/14	15,671
21,415	PL# E76730, 6.00%, 05/01/14	22,732
15,032	PL# E76731, 6.00%, 05/01/14	15,957
12,748	PL# E78995, 6.00%, 11/01/14	13,532
137,189	PL# E84191, 6.00%, 07/01/16	146,098
2,133	PL# E84758, 5.50%, 07/01/16	2,248
10,060	PL# E85885, 6.00%, 11/01/16	10,714
138,766	PL# E86502, 5.50%, 12/01/16	146,259
3,306	PL# E86565, 5.50%, 12/01/16	3,485
136,355	PL# E87961, 6.00%, 02/01/17	145,210
207,783	PL# E88001, 6.00%, 02/01/17	221,146
35,551	PL# E88452, 6.00%, 03/01/17	37,837
139,605	PL# E88749, 6.00%, 03/01/17	148,670
212,131	PL# E88789, 6.00%, 04/01/17	225,774
85,260	PL# E88979, 5.50%, 04/01/17	90,078
156,310	PL# E89282, 6.00%, 04/01/17	166,362
381,832	PL# E89336, 6.00%, 05/01/17	406,388
12,962	PL# E89653, 6.00%, 04/01/17	13,804
258,718	PL# E89913, 6.00%, 05/01/17	275,357
492,570	PL# E91644, 5.50%, 10/01/17	520,401
127,074	PL# E91754, 5.50%, 10/01/17	134,254
198,398	PL# E91774, 5.50%, 10/01/17	209,607
96,084	PL# E91968, 5.50%, 10/01/17	101,513
178,572	PL# E92113, 5.50%, 10/01/17	188,662
869,361	PL# G01391, 7.00%, 04/01/32	943,710
2,246,009	PL# G03358, 5.50%, 08/01/37	2,321,790
1,175,454	PL# G04333, 5.00%, 04/01/38	1,197,264
8,393	PL# Glllll, 6.00%, 04/01/16	8,917
5,266,729	PL# G12814, 5.00%, 10/01/22	5,457,319
5,547,250	PL# G12840, 5.00%, 11/01/22	5,747,991
1,662,517	PL# M80813, 4.00%, 04/01/10	1,685,829
4,000,000	TBA, 5.00%, 07/01/24	4,135,000
200,000	TBA, 5.00%, 07/01/39	203,375
100,000	TBA, 6.00%, 07/01/39	104,344
1,900,000	TBA, 6.00%, 07/01/39	2,006,578
600,000	TBA, 6.50%, 07/01/39	637,500

		52,702,485

	Government National Mortgage Association — 7.8%
74,119	PL# 3173, 6.50%, 12/20/31	79,757
53,100,000	TBA, 5.50%, 07/01/39	54,543,789
25,200,000	TBA, 6.00%, 07/01/39	26,247,362
21,500,000	TBA, 5.00%, 08/01/39	21,829,208
12,500,000	TBA, 6.00%, 08/01/39	12,988,313

		115,688,429

	Resolution Funding Strips — 0.1%
1,200,000	Zero coupon, 07/15/18(8)	817,627
1,200,000	Zero coupon, 10/15/18(8)	806,983

		1,624,610

	Total US Government Agency Securities (Cost $745,033,886)	756,708,654

	Corporate Bonds and Notes — 52.8%
	Automobile: Rental — 0.0%
675,000	Hertz Corp., 8.88%, 01/01/14	621,000

	Banks and Financial Services — 12.2%
2,130,000	Bank of America Corp., 6.00%, 09/01/17	1,936,605
1,000,000	Bear Stearns Companies, Inc. (The), Series MTNB, 4.55%, 06/23/10	1,020,562
6,755,000	BP Capital Markets PLC (United Kingdom), 3.13%, 03/10/12	6,890,796

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$6,710,000	Citigroup Funding, Inc., 2.13%, 07/12/12	$6,710,926
2,135,000	Citigroup, Inc., 4.13%, 02/22/10	2,135,523
6,390,000	Danske Bank A/S — 144A Series EMTN (Denmark), 2.50%, 05/10/12	6,413,132
5,165,000	Dexia Credit Local — 144A (France), 2.38%, 09/23/11	5,109,001
5,075,000	Eksportfinans A/S (Norway), 5.50%, 05/25/16	5,299,082
14,675,000	General Electric Capital Corp., 5.00%, 11/15/11	15,109,659
5,250,000	General Electric Capital Corp., 2.13%, 12/21/12	5,213,875
3,230,000	Goldman Sachs Capital II, Variable Rate, 5.79%, perpetual(1)	1,968,524
4,315,000	Goldman Sachs Group, Inc., 5.25%, 10/15/13	4,403,867
300,000	Icahn Enterprises Finance Corp., 8.13%, 06/01/12	276,000
4,045,000	Icahn Enterprises Finance Corp., 7.13%, 02/15/13	3,650,613
1,100,000	JPMorgan Chase & Company, 7.00%, 11/15/09	1,117,218
12,600,000	JPMorgan Chase & Company, 2.20%, 06/15/12	12,663,769
7,750,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 07/05/17	7,548,849
1,945,000	JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	1,893,142
14,875,000	Kreditanstalt fur Wiederaufbau (Germany), 3.50%, 03/10/14	15,157,789
8,600,000	Leaseplan Corp. NV — 144A (the Netherlands), 3.00%, 05/07/12	8,663,067
2,250,000	Lehman Brothers Holdings, Inc., 6.50%, 07/19/17(9)	225
2,005,000	Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	201
425,000	Morgan Stanley, 6.75%, 04/15/11	445,216
19,360,000	Morgan Stanley, Floating Rate, 1.40%, 01/09/12(2)	17,451,239
565,000	Morgan Stanley, Series MTN, 6.25%, 08/28/17	546,687
18,175,000	Private Expert Funding Corp., Series Y, 3.55%, 04/15/13	18,854,635
3,365,000	SLM Corp., Series MTN, 5.40%, 10/25/11	3,026,447
2,370,000	SLM Corp., Series MTNA, 4.00%, 01/15/10	2,295,591
7,500,000	Societe de Financement de L’ Economie Francaise (France) — 144A, 3.38%, 05/05/14	7,515,662
9,715,000	UBS AG Stamford Branch, Series DPNT (Switzerland), 5.88%, 12/20/17	9,047,191
5,900,000	UBS AG Stamford Branch, Series MTN (Switzerland), 5.75%, 04/25/18	5,373,342

		177,738,435

	Broadcast Services/Media — 1.7%
5,279,000	Comcast Cable Communications Holdings, 8.38%, 03/15/13	6,018,060
1,800,000	Comcast Cable Communications, Inc., 6.75%, 01/30/11	1,901,905
965,000	Comcast Corp., 7.05%, 03/15/33	1,027,007
2,935,000	Comcast Corp., 6.95%, 08/15/37	3,060,263
465,000	Cox Communications, Inc., 7.75%, 11/01/10	484,063
3,525,000	Cox Communications, Inc. — 144A, 8.38%, 03/01/39	3,930,315
1,070,000	News America Holdings, 7.63%, 11/30/28	1,024,690
260,000	News America, Inc., 7.28%, 06/30/28	239,269
1,675,000	TCI Communications, Inc., 7.13%, 02/15/28	1,708,693
4,030,000	Time Warner Cable, Inc., 6.20%, 07/01/13	4,246,185
1,910,000	Time Warner, Inc., 7.57%, 02/01/24	1,869,877

		25,510,327

	Business Services and Supplies — 0.0%
750,000	First Data Corp., 9.88%, 09/24/15	532,500

	Chemicals — 0.3%
2,815,000	Huntsman International LLC, 7.88%, 11/15/14	2,230,888
755,000	Huntsman International LLC, 7.38%, 01/01/15	592,675
230,000	Nova Chemicals Corp. (Canada), 6.50%, 01/15/12	216,200

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Chemicals (continued)

$1,400,000	Nova Chemicals Corp. (Canada), Floating Rate, 4.54%, 11/15/13(11)	$1,158,500

		4,198,263

	Computer Equipment, Software and Services — 0.2%
2,980,000	Oracle Corp., 5.75%, 04/15/18	3,143,432

	Construction Services and Supplies — 0.1%
2,875,000	Belvoir Land LLC — 144A, 5.40%, 12/15/47	1,838,016

	Education — 0.1%
2,190,000	Stanford University, 4.25%, 05/01/16	2,147,952

	Electronics — 0.0%
470,000	L-3 Communications Corp., 5.88%, 01/15/15	417,125
155,000	L-3 Communications Corp., Series B, 6.38%, 10/15/15	140,663

		557,788

	Entertainment, Leisure and Recreation — 0.0%
808,000	Harrah’s Operating Company, Inc. — 144A, 10.00%, 12/15/18	464,600

	Environmental Waste Management and Recycling Services — 0.0%
560,000	Aleris International, Inc., 9.00%, 12/15/14(9)(12)	6,300

	Food and Beverage — 0.6%
4,792,000	Kraft Foods, Inc., 6.50%, 08/11/17	5,047,069
4,375,000	Kraft Foods, Inc., 6.13%, 02/01/18	4,523,413

		9,570,482

	Insurance — 0.8%
1,591,000	American International Group, Series A-6, 8.18%, 05/15/68	453,810
5,355,000	Hartford Life Global Funding, Series MTN, Floating Rate, 0.80%, 09/15/09(2)	5,333,243
6,550,000	MetLife Global Funding I — 144A, 5.13%, 04/10/13	6,661,854

		12,448,907

	Internet Services — 0.4%
5,565,000	Expedia, Inc., 7.46%, 08/15/18	5,286,750

	Machinery — 0.1%
2,150,000	Atlantic Marine, Inc. — 144A, 5.34%, 12/01/50	1,400,145

	Medical Equipment, Supplies, and Services — 1.1%
4,805,000	Merck & Company, Inc., 4.00%, 06/30/15	4,889,544
1,575,000	Roche Holdings, Inc. — 144A, Floating Rate, 2.66%, 02/25/11(2)	1,592,451
7,050,000	Roche Holdings, Inc. — 144A, 5.00%, 03/01/14	7,373,630
3,600,000	WellPoint, Inc., 5.95%, 12/15/34	2,897,921

		16,753,546

	Metals and Mining — 0.1%
1,999,000	Ispat Inland ULC (Canada), 9.75%, 04/01/14	2,094,432

	Oil, Coal and Gas — 2.0%
2,965,000	Arch Western Finance, 6.75%, 07/01/13	2,705,563
2,000,000	Canadian National Resources (Canada), 6.25%, 03/15/38	1,996,328
8,395,000	ConocoPhillips, 4.60%, 01/15/15	8,627,079
1,425,000	Consolidated Natural Gas, Series A, 5.00%, 03/01/14	1,451,055
365,000	El Paso Natural Gas, 8.63%, 01/15/22	394,228
2,600,000	Enterprise Products Operating LP, 4.95%, 06/01/10	2,638,384
920,000	Knight, Inc., 6.50%, 09/01/12	899,300
7,700,000	Shell International Finance BV (the Netherlands), 4.00%, 03/21/14	7,906,560
665,000	Tennessee Gas Pipeline Company, 7.00%, 10/15/28	633,688
1,700,000	XTO Energy, Inc., 6.75%, 08/01/37	1,774,720

		29,026,905

	Paper and Forest Products — 0.3%
400,000	Catalyst Paper Corp., Series D (Canada), 8.63%, 06/15/11	240,000
3,435,000	MeadWestvaco Corp., 6.85%, 04/01/12	3,522,799

		3,762,799

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Pharmaceuticals/Research and Development — 0.9%
$530,000	Bio-Rad Laboratories, Inc., 6.13%, 12/15/14	$482,300
600,000	Bristol-Myers Squibb, 6.88%, 08/01/97	623,936
3,235,000	Eli Lilly & Company, 3.55%, 03/06/12	3,351,399
6,710,000	Pfizer, Inc., 5.35%, 03/15/15	7,210,565
1,580,000	Wyeth, 6.00%, 02/15/36	1,675,865

		13,344,065

	Private Asset Backed: Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.7%
621,049	Daimler Chrysler Auto Trust, Series 2006-B, Class A3, 5.33%, 08/08/10	622,364
14,501,248	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, 5.22%, 11/15/11	14,769,715
8,995,000	Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 07/15/11	9,114,296

		24,506,375

	Private Asset Backed: Banks and Financial Services — 3.2%
2,871,572	Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1, 5.00%, 08/25/19	2,540,444
4,185,000	SLM Student Loan Trust, Series 2005-4, Class A2, Floating Rate, 1.17%, 04/26/21(2)	4,107,567
171,738	SLM Student Loan Trust, Series 2005-5, Class A1, Floating Rate, 1.09%, 01/25/18(2)	171,751
18,210,000	SLM Student Loan Trust, Series 2008-5, Class A2, Floating Rate, 2.19%, 10/25/16(2)	18,266,973
4,600,000	SLM Student Loan Trust, Series 2008-5, Class A3, Floating Rate, 2.39%, 01/25/18(2)	4,614,798
12,410,000	SLM Student Loan Trust, Series 2008-5, Class A4, Floating Rate, 2.79%, 07/25/23(2)	12,443,929
5,540,326	Washington Mutual Asset Securities Corp. — 144A, Series 2005-C1A, Class A2, 5.15%, 05/25/36	5,463,652

		47,609,114

	Private Asset Backed: Mortgage and Home Equity — 21.5%
6,374,329	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A, 7.33%, 11/15/31	6,394,683
7,050,441	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2, 6.50%, 04/15/36	7,172,783
16,715,000	Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 07/11/43	16,584,820
11,170,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, 06/11/35	11,446,157
3,997,220	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, Floating Rate, 5.47%, 11/25/34(3)	2,830,289
4,211,035	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, Floating Rate, 5.35%, 03/25/35(3)	2,712,391
168,682	Bear Stearns Commercial Mortgage Securities, Inc., Series 2001, Class A1, 6.08%, 02/15/35	169,932
2,545,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class A4, 4.67%, 06/11/41	2,191,977
3,049,837	Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.32%, 10/15/32	3,113,494
1,585,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	1,267,685
11,112,094	Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, Floating Rate, 5.34%, 08/25/35(3)	9,164,660
2,481,157	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A, Floating Rate, 0.42%, 03/25/37(3)	1,714,119

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$1,037,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	$765,537
5,776,939	Countrywide Alternative Loan Trust, Series 2005-50CB, Class 1A1, 5.50%, 11/25/35	3,652,109
5,459,654	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, Floating Rate, 0.51%, 03/20/47(3)	2,153,111
5,364,329	Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A31, 5.50%, 04/25/37	3,503,433
2,318,585	Countrywide Home Loans, Series 2006-OA5, Class 2A1, Floating Rate, 0.51%, 04/25/36(3)	986,242
7,515,692	Countrywide Home Loans, Series 2007-16, Class A1, 6.50%, 10/25/37	5,522,860
10,280,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/36	10,092,397
14,005,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 05/15/38	12,642,507
3,806,899	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2006-OA1, Class A1, Floating Rate, 0.51%, 02/25/47(3)	1,599,447
4,006,769	DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B, 7.18%, 11/10/33	4,085,927
12,090,258	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43	12,449,465
10,380,000	GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35	10,582,000
11,875,000	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.35%, 08/11/36	11,872,940
3,330,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4, 4.76%, 06/10/36	3,343,395
11,200,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3, 4.57%, 01/10/12	10,099,757
3,175,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.75%, 07/10/39	2,695,452
2,301,187	GSR Mortgage Loan Trust, Series 2004-9, Class 3A1, Floating Rate, 3.97%, 08/25/34(3)	1,888,941
2,668,649	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, Floating Rate, 4.92%, 01/25/35(3)	1,840,518
7,751,414	GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.25%, 07/25/35	5,679,194
614,822	Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, Floating Rate, 0.64%, 09/19/35(3)	263,801
8,340,933	Harborview Mortgage Loan Trust, Series 2006-11, Class A1A, Floating Rate, 0.48%, 12/19/36(3)	3,438,288
4,051,553	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2, Class 4A1, Floating Rate, 5.89%, 09/25/36(3)	2,229,095
1,732,594	JPMorgan Chase Commercial Mortgage Securities Corp. — 144A, Series 2004-CB8, Class A1A, 4.16%, 01/12/39	1,442,411
10,490,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3, 5.86%, 10/12/35	10,346,550
6,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A3, 6.43%, 04/15/35	6,770,775
8,593,282	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33	8,777,637
9,350,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4, 4.90%, 09/12/37	7,968,054
454,505	JPMorgan Mortgage Trust, Series 2006-A2, Class 4A1, Floating Rate, 4.08%, 08/25/34(3)	394,351

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$1,416,794	JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, 07/25/36	$1,216,229
4,332,165	JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36	3,203,553
1,164,897	JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2, 5.50%, 03/25/22	986,158
3,668,393	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.75%, 03/25/37	2,749,990
4,375,948	JPMorgan Mortgage Trust, Series 2007-S2, Class 1A15, 6.75%, 06/25/37	3,303,841
11,662,123	LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, 05/15/25	11,851,767
5,723,006	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%, 08/15/26	5,859,530
7,395,000	LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3, 4.56%, 09/15/27	7,181,668
9,100,000	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.51%, 12/15/29	8,042,683
9,658,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40	6,980,643
11,842,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2, 5.59%, 09/15/45	10,874,816
8,385,286	Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, Floating Rate, 5.82%, 05/25/36(3)	4,045,552
2,547,706	Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1, Floating Rate, 0.37%, 11/25/46(3)	2,352,147
6,454,959	Residential Asset Securitization Trust, Series 2005-A14, Class A4, 5.50%, 12/25/35	5,754,987
8,323,015	Salomon Brothers Mortgage Securities VII, Series 2001-C2, Class A3, 6.50%, 10/13/11	8,542,292
4,543,524	Structured Adjustable Rate Mortgage Loan, Series 2007-3, Class 3A1, Floating Rate, 5.70%, 04/25/37(3)	2,437,153
12,475,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, Floating Rate, 6.10%, 02/15/51(3)	9,184,088
6,245,997	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1, Floating Rate, 5.69%, 02/25/37(3)	3,485,962
2,754,482	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, Floating Rate, 2.11%, 05/25/47(3)	1,050,370
4,454,515	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 03/25/36	3,810,302
400,000	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, Floating Rate, 5.77%, 04/25/36(3)	270,391

		315,033,306

	Private Asset Backed: Other — 0.2%
3,482,802	Structured Asset Securities Corp. — 144A, Series 2003-AL2, Class A, 3.36%, 01/25/31	2,884,622

	Private Asset Backed: Utilities — 0.5%
8,000,000	Peco Energy Transition Trust, Series 2000-A, Class A4, 7.65%, 03/01/10	8,091,076

	Real Estate Investment Trusts — 0.0%
1,250,000	IStar Financial, Inc., 5.65%, 09/15/11	725,000

	Retail — 0.1%
725,000	Macy’s Retail Holdings, Inc., 5.35%, 03/15/12	659,904
730,000	Macy’s Retail Holdings, Inc., 5.75%, 07/15/14	620,677

		1,280,581

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Telecommunications Equipment and Services — 3.7%
$625,000	America Movil SA de CV (Mexico), 6.38%, 03/01/35	$592,677
10,025,000	AT&T, Inc., 6.50%, 09/01/37	9,943,275
810,000	Cincinnati Bell, Inc., 7.25%, 07/15/13	741,150
800,000	Citizens Communications Company, 6.25%, 01/15/13	736,000
2,350,000	New England Telephone & Telegraph, 7.88%, 11/15/29	2,412,855
970,000	New Jersey Bell Telephone, 7.85%, 11/15/29	1,008,842
1,375,000	Qwest Communications International, Inc., 7.50%, 02/15/14	1,254,688
375,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	342,188
675,000	Qwest Corp., Floating Rate, 3.88%, 06/15/13(2)	603,281
890,000	Rogers Wireless, Inc. (Canada), 7.50%, 03/15/15	968,138
1,725,000	Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	1,665,206
4,850,000	Telefonica Emisiones SAU (Spain), 4.95%, 01/15/15	4,929,802
75,000	Telefonica Emisiones SAU (Spain), 6.42%, 06/20/16	80,191
850,000	Telefonica Europe BV (the Netherlands), 7.75%, 09/15/10	896,645
6,700,000	Verizon Communications, Inc., 8.75%, 11/01/18	7,936,009
215,000	Verizon Maryland, Inc., Series B, 5.13%, 06/15/33	159,290
14,580,000	Verizon Wireless Capital — 144A, 3.75%, 05/20/11	14,878,495
1,470,000	Vodafone Group PLC (United Kingdom), 5.00%, 12/16/13	1,524,552
500,000	Vodafone Group PLC (United Kingdom), 5.00%, 09/15/15	502,051
1,375,000	Windstream Corp., 8.13%, 08/01/13	1,330,313
1,220,000	Windstream Corp., 8.63%, 08/01/16	1,168,150

		53,673,798

	Transportation — 0.4%
3,350,000	United Parcel Service, Inc., 3.88%, 04/01/14	3,454,453
2,495,000	United Parcel Service, Inc., 6.20%, 01/15/38	2,729,652

		6,184,105

	Utilities — 0.6%
315,248	AES Ironwood LLC, 8.86%, 11/30/25	272,690
235,000	AES Red Oak LLC, Series B, 9.20%, 11/30/29	198,575
2,735,000	Centerpoint Energy, Inc., Series B, 7.25%, 09/01/10	2,779,194
250,682	Elwood Energy LLC, 8.16%, 07/05/26	208,394
1,000,000	Florida Power & Light Company, 5.63%, 04/01/34	1,021,742
1,700,000	Florida Power Corp., 6.40%, 06/15/38	1,890,259
81,813	Homer City Funding LLC, 8.73%, 10/01/26	72,813
560,000	NRG Energy, Inc., 7.38%, 02/01/16	529,900
2,487,000	Texas Company Electric Holdings LLC, Series B, 10.25%, 11/01/15	1,548,158

		8,521,725

	Total Corporate Bonds and Notes (Cost $831,889,468)	778,956,346

	Preferred Corporate Bonds and Notes — 2.5%
	Banks and Financial Services — 1.5%
2,245,000	Barclays Bank PLC — 144A (United Kingdom), Variable Rate, 7.43%, perpetual(1)	1,504,150
6,885,000	Credit Suisse (Switzerland), Variable Rate, 5.86%, perpetual(1)	4,475,250
5,375,000	General Electric Capital Corp., Variable Rate, 6.38%, 11/15/67(1)	3,586,313
5,655,000	JPMorgan Chase & Company, Series 1, Variable Rate, 7.90%, perpetual(1)	4,948,691
5,795,000	JPMorgan Chase Capital XXV, 6.80%, 10/01/37	4,983,705

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Preferred Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$1,015,000	Lehman Brothers Capital Trust VII, Series MTN, Variable Rate, 5.86%, perpetual(1)(9)	$102
2,895,000	ZFS Finance USA Trust V — 144A, Variable Rate, 6.50%, 05/09/37(1)	2,084,400

		21,582,611

	Insurance — 1.0%
3,800,000	Chubb Corp., Variable Rate, 6.38%, 03/29/67(1)	3,040,000
2,350,000	Lincoln National Corp., Variable Rate, 7.00%, 05/17/66(1)	1,480,500
4,455,000	MetLife, Inc., 6.40%, 12/15/36	3,185,325
3,595,000	Progressive Corp., Variable Rate, 6.70%, 06/15/37(1)	2,534,856
2,150,000	Reinsurance Group of America, Inc., Variable Rate, 6.75%, 12/15/65(1)	1,215,460
4,125,000	Travelers Companies, Inc. (The), Variable Rate, 6.25%, 03/15/67(1)	3,324,601

		14,780,742

	Total Preferred Corporate Bonds and Notes (Cost $50,381,222)	36,363,353

	Municipal Bonds — 1.1%
	California — 0.7%
11,550,000	California, General Obligation Bond, 5.45%, 04/01/15	11,287,815

	New York — 0.4%
3,135,000	Metropolitan Transportation Authority Dedicated Tax Funding Build America Bonds, Revenue Bonds, 7.34%, 11/15/39	3,694,942
1,825,000	Port Authority of New York and New Jersey, Revenue Bonds, 6.04%, 12/01/29	1,889,295

		5,584,237

	Total Municipal Bonds (Cost $16,579,560)	16,872,052

	Foreign Government Obligations — 1.7%
9,700,000	AID-Israel (Israel), 5.50%, 09/18/23	10,370,822
1,155,000	Bundesrepublik Deutschland, Series 05 (Germany), 4.00%, 01/04/37(10)	1,558,558
2,975,000	Bundesrepublik Deutschland, Series 07 (Germany), 4.25%, 07/04/39(10)	4,215,295
4,175,000	Japan Finance Corp. (Japan), 2.00%, 06/24/11	4,215,267
2,645,000	United Kingdom Treasury Bond (United Kingdom), 4.25%, 12/07/49(4)	4,248,421

	Total Foreign Government Obligations (Cost $23,693,571)	24,608,363

Contracts

	Purchased Call Options — 0.1%
39,500,000	Expiring 04/08/10. If exercised the Series receives 3.40%, and pays floating 3 month LIBOR, expiring 04/12/20, European Style	799,560
41,500,000	Expiring 11/09/09. If exercised the Series receives 2.75%, and pays floating 3 month LIBOR, expiring 11/12/19, European Style	174,881
34,100,000	Expiring 11/16/09. If exercised the Series receives 2.37%, and pays floating 3 month LIBOR, expiring 11/18/19, European Style	45,387
78,800,000	Expiring 11/30/09. If exercised the Series receives 2.75%, and pays floating 3 month LIBOR, expiring 12/02/16, European Style	479,340
60,000,000	Expiring 12/17/09. If exercised the Series receives 2.75%, and pays floating 3 month LIBOR, expiring 12/21/16, European Style	369,780

	Total Purchased Call Options (Cost $3,052,060)	1,868,948

	Purchased Put Options — 0.2%
39,500,000	Expiring 04/08/10. If exercised the Series receives floating 3 month LIBOR, and pays 3.40%, expiring 04/12/20, European Style (Cost $1,598,170)	3,061,606

	Total Securities (Cost $1,831,294,844)	1,776,954,261

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Repurchase Agreements — 6.7%
$99,090,576	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $99,090,603 (Collateralized by various US Treasury Bills, 0.28% — 0.31%, due 11/27/09 – 12/10/09, with a total value of $101,075,889) (Cost $99,090,576)	$99,090,576

	Total Investments before Call and Put Options Written and Securities Sold Short — 127.2% (Cost $1,930,385,420)	1,876,044,837

Contracts

	Call Options Written — (1.1)%
(35,000,000)	Expiring 04/01/10. If exercised the Series receives floating 3 month LIBOR, and pays 3.14%, expiring 04/07/20, European Style	(462,245)
(35,600,000)	Expiring 05/04/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.88%, expiring 05/06/20, European Style	(3,112,650)
(100,000,000)	Expiring 05/28/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.14%, expiring 06/02/20, European Style	(4,755,500)
(49,300,000)	Expiring 06/01/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.35%, expiring 06/03/20, European Style	(2,858,513)
(25,000,000)	Expiring 06/03/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.31%, expiring 06/07/20, European Style	(1,394,475)
(35,000,000)	Expiring 06/03/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.35%, expiring 06/07/20, European Style	(2,021,145)
(25,200,000)	Expiring 06/11/10. If exercised the Series receives floating 3 month LIBOR, and pays 4.80%, expiring 06/15/20, European Style	(2,055,791)

	Total Call Options Written (Premium $14,727,245)	(16,660,319)

	Put Options Written — (0.9)%
(35,000,000)	Expiring 04/01/10. If exercised the Series receives 3.14%, and pays floating 3 month LIBOR, expiring 04/07/20, European Style	(3,199,000)
(35,600,000)	Expiring 05/04/10. If exercised the Series receives 4.88%, and pays floating 3 month LIBOR, expiring 05/06/20, European Style	(1,000,752)
(100,000,000)	Expiring 05/28/10. If exercised the Series receives 4.14%, and pays floating 3 month LIBOR, expiring 06/02/20, European Style	(5,036,500)
(49,300,000)	Expiring 06/01/10. If exercised the Series receives 4.35%, and pays floating 3 month LIBOR, expiring 06/03/20, European Style	(2,148,494)
(25,000,000)	Expiring 06/03/10. If exercised the Series receives 4.31%, and pays floating 3 month LIBOR, expiring 06/07/20, European Style	(11,241)
(35,000,000)	Expiring 06/03/10. If exercised the Series receives 4.35%, and pays floating 3 month LIBOR, expiring 06/07/20, European Style	(1,529,990)
(25,200,000)	Expiring 06/11/10. If exercised the Series receives 4.80%, and pays floating 3 month LIBOR, expiring 06/15/20, European Style	(809,021)
(126)	US Treasury Bonds (30 year) September Future, expiring August 2009 @ 110	(61,031)

	Total Put Options Written (Premium $14,955,005)	(13,796,029)

Principal

	Securities Sold Short — (18.2)%
$(2,700,000)	Fannie Mae, TBA, 4.50%, 07/01/24	(2,757,375)
(18,500,000)	Fannie Mae, TBA, 5.00%, 07/01/24	(19,141,728)
(21,600,000)	Fannie Mae, TBA, 5.50%, 07/01/24	(22,599,000)
(10,200,000)	Fannie Mae, TBA, 4.50%, 07/01/39	(10,177,682)
(79,400,000)	Fannie Mae, TBA, 6.00%, 07/01/39	(82,973,000)
(30,700,000)	Fannie Mae, TBA, 6.00%, 08/01/39	(31,975,953)
(10,800,000)	Freddie Mac Gold, TBA, 5.00%, 07/01/24	(11,164,500)
(1,900,000)	Freddie Mac Gold, TBA, 6.00%, 07/01/24	(2,006,875)

See notes to financial statements.

CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Securities Sold Short (continued)

$(1,900,000)	Freddie Mac Gold, TBA, 6.00%, 08/01/24	$(2,002,718)
(21,000,000)	Freddie Mac Gold, TBA, 5.00%, 07/01/39	(21,354,375)
(4,200,000)	Freddie Mac Gold, TBA, 5.50%, 07/01/39	(4,335,190)
(2,200,000)	Freddie Mac Gold, TBA, 6.00%, 07/01/39	(2,295,564)
(600,000)	Freddie Mac Gold, TBA, 6.50%, 07/01/39	(637,687)
(53,100,000)	Government National Mortgage Association, TBA, 5.50%, 07/01/39	(54,543,789)

	Total Securities Sold Short (Proceeds $267,456,508)	(267,965,436)

	Total Investments net of Call and Put Options Written and Securities Sold Short — 107.0%
	(Cost $1,633,246,662)	1,577,623,053
	Liabilities less other assets — (7.0)%	(103,816,617)

	Net Assets — 100.0%	$1,473,806,436

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $1,930,385,420.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$27,525,575
Gross unrealized depreciation	(81,866,158)

Net unrealized depreciation	$(54,340,583)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Principal		Value

	US Treasury Securities — 3.8%
	US Treasury Bonds — 0.1%
$252,000	3.50%, 02/15/39	$217,902

	US Treasury Inflation Index — 2.9%
203,611	2.38%, 01/15/25	209,273
85,943	2.00%, 01/15/26	84,144
1,776,281	2.38%, 01/15/27	1,839,005
3,409,563	1.75%, 01/15/28	3,217,776
1,956,446	2.50%, 01/15/29	2,078,724

		7,428,922

	US Treasury Notes — 0.8%
1,740,000	3.25%, 05/31/16	1,747,612
305,000	2.75%, 02/15/19	285,651
6,000	3.13%, 05/15/19	5,803

		2,039,066

	Total US Treasury Securities (Cost $9,164,688)	9,685,890

	US Government Agency Securities — 44.1%
	Fannie Mae — 20.9%
940,000	5.25%, 08/01/12	976,754
1,075,346	PL# 256219, 5.50%, 04/01/36	1,107,428
1,909,645	PL# 256552, 5.50%, 01/01/37	1,975,270
2,501,208	PL# 735580, 5.00%, 06/01/35	2,556,996
240,540	PL# 735809, Variable Rate, 4.44%, 08/01/35(1)	247,914
3,854,468	PL# 745275, 5.00%, 02/01/36	3,938,032
1,723,418	PL# 745959, 5.50%, 11/01/36	1,782,644
27,141	PL# 759626, 6.00%, 02/01/34	28,530
40,308	PL# 795774, 6.00%, 10/01/34	42,387
182,127	PL# 796050, 6.00%, 08/01/34	191,522
1,095,304	PL# 796278, 6.00%, 12/01/34	1,151,802
36,442	PL# 801516, IO, Variable Rate, 4.41%, 08/01/34(1)	37,353
434,476	PL# 809169, 6.00%, 01/01/35	456,888
80,229	PL# 810896, IO, Variable Rate, 4.83%, 01/01/35(1)	81,995
17,143	PL# 820426, 6.00%, 03/01/35	17,984
365,292	PL# 852523, 5.50%, 02/01/36	377,845
949,284	PL# 888022, 5.00%, 02/01/36	969,864
769,709	PL# 888893, 5.50%, 08/01/37	797,483
86,052	PL# 889745, 5.50%, 06/01/36	89,292
315,178	PL# 893681, 6.00%, 10/01/36	330,155
602,045	PL# 893923, 6.00%, 10/01/36	630,654
814,363	PL# 894005, 6.00%, 10/01/36	853,061
1,054,516	PL# 904000, 6.00%, 01/01/37	1,104,626
2,695,747	PL# 916397, 6.50%, 05/01/37	2,874,815
1,310,680	PL# 918653, 6.00%, 06/01/37	1,371,734
100,717	PL# 929774, 5.50%, 07/01/38	104,109
350,618	PL# 934327, 6.00%, 07/01/38	366,876
80,036	PL# 950385, IO, Variable Rate, 5.85%, 08/01/37(1)	84,624
4,370,438	PL# 950694, 6.00%, 10/01/37	4,574,022
736,351	PL# 975639, 5.00%, 07/01/38	750,893
2,628,976	PL# 981034, 5.00%, 04/01/38	2,680,895
657,017	PL# 983897, 5.50%, 06/01/38	679,148
295,889	PL# 985143, 5.00%, 09/01/38	301,732
4,136,721	PL# 985730, 5.50%, 06/01/38	4,276,062
943,930	PL# 987420, 5.00%, 07/01/38	962,571
1,100,000	TBA, 5.50%, 07/01/24	1,150,875
4,800,000	TBA, 6.00%, 07/01/24	5,080,501
8,700,000	TBA, 5.00%, 07/01/39	8,857,687

		53,863,023

	Federal Agricultural Mortgage Corp. — 0.4%
900,000	144A, 5.13%, 04/19/17(5)	953,397

	Federal Home Loan Bank — 4.2%
10,400,000	Zero coupon, 01/06/10	10,381,987
490,000	5.50%, 07/15/36	499,694

		10,881,681

	Freddie Mac — 2.9%
77,731	PL# 1B2694, Variable Rate, 4.38%, 12/01/34(1)(5)	80,122
718,534	PL# 1G2201, HB, Variable Rate, 6.09%, 09/01/37(1)	753,475
3,261,443	PL# 1G2403, HB, Variable Rate, 5.56%, 01/01/38(1)	3,414,547
280,831	PL# 1N1447, HB, Variable Rate, 5.75%, 02/01/37(1)	295,333
1,549,323	PL# 1N1454, HB, Variable Rate, 5.90%, 04/01/37(1)	1,633,685
543,474	PL# 1N1463, HB, Variable Rate, 5.87%, 05/01/37(1)	570,919
741,215	PL# 1N1582, HB, Variable Rate, 5.92%, 05/01/37(1)	780,879

		7,528,960

	Freddie Mac Gold — 10.9%
735,185	PL# A39644, 5.50%, 11/01/35	761,483
696,307	PL# A39756, 5.00%, 11/01/35	710,968
7,880,137	PL# G02427, 5.50%, 12/01/36(5)	8,149,709
814,918	PL# G03092, 5.50%, 07/01/37(5)	842,413
3,692,271	PL# G03695, 5.50%, 11/01/37	3,818,580
6,846,979	PL# G03696, 5.50%, 01/01/38	7,077,997
4,803,907	PL# G04222, 5.50%, 04/01/38	4,965,992
1,500,000	TBA, 5.00%, 07/01/24	1,550,625

		27,877,767

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	US Government Agency Securities (continued)

	Government National Mortgage Association — 4.6%
$492,154	PL# 605617, 5.00%, 07/15/34	$504,535
1,138,861	PL# 612902, 5.00%, 07/15/33	1,168,578
532,344	PL# 636084, 5.00%, 01/15/35	545,237
1,431,588	PL# 644631, 5.00%, 09/15/35	1,466,259
4,500,000	TBA, 5.00%, 07/01/39	4,581,287
3,400,000	TBA, 5.50%, 07/01/39	3,500,980

		11,766,876

	Tennessee Valley Authority — 0.2%
440,000	5.98%, 04/01/36	468,007

	Total US Government Agency Securities
	(Cost $109,810,140)	113,339,711

	Corporate Bonds and Notes — 56.8%
	Advertising — 0.0%
20,000	Lamar Media Corp., Series B, 6.63%, 08/15/15	16,900

	Airlines — 0.2%
300,000	Continental Airlines, Inc., Series 2007-1A, 5.98%, 04/19/22(5)	247,500
62,115	Delta Air Lines, Inc., Series 2001-1, Class A-1, 6.62%, 03/18/11(5)	59,009
363,024	Delta Air Lines, Inc., Series 2007-1, Class A, 6.82%, 08/10/22(5)	301,310

		607,819

	Apparel: Manufacturing and Retail — 0.0%
200,000	Neiman Marcus Group, Inc., 7.13%, 06/01/28	121,000

	Automobile: Rental — 0.0%
75,000	Hertz Corp., 8.88%, 01/01/14	69,000

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.3%
600,000	Daimler Chrysler NA Holding, 5.88%, 03/15/11(5)	609,974
840,000	General Motors Corp., 8.25%, 07/15/23(9)	102,900
150,000	General Motors Corp., 8.38%, 07/15/33(9)	19,125

		731,999

	Banks and Financial Services — 11.7%
100,000	AGFC Capital Trust I — 144A, Variable Rate, 6.00%, 01/15/67(1)	21,000
420,000	Aiful Corp. — 144A (Japan), 5.00%, 08/10/10(5)	256,200
560,000	American Express Company, 8.13%, 05/20/19(5)	581,128
420,000	American Express Company, Variable Rate, 6.80%, 09/01/66(l)(5)	302,400
220,000	American Express Credit Company, Series MTNC, 5.88%, 05/02/13(5)	218,453
220,000	American General Finance Corp. Series MTNJ, 6.90%, 12/15/17(5)	119,126
30,000	BAC Capital Trust XIV, Variable Rate, 5.63%, perpetual(1)	15,000
100,000	Bank of Scotland PLC — 144A (United Kingdom), 5.25%, 02/21/17	82,750
800,000	Bear Stearns Companies, Inc. (The), 7.25%, 02/01/18(5)	843,191
860,000	Caterpillar Financial Service Corp., Series MTNF, 6.20%, 09/30/13(5)	910,531
1,160,000	Citigroup, Inc., 6.50%, 08/19/13(5)	1,126,798
1,260,000	Citigroup, Inc., 5.00%, 09/15/14(5)	1,056,281
1,030,000	Citigroup, Inc., 6.88%, 03/05/38(5)	909,661
2,440,000	Countrywide Financial Corp., Series MTNA, 4.50%, 06/15/10	2,415,633
720,000	Ford Motor Credit Company LLC, 7.38%, 10/28/09	713,828
1,110,000	Ford Motor Credit Company LLC, 12.00%, 05/15/15	1,038,024
2,130,000	General Electric Capital Corp., Series MTNA, 6.88%, 01/10/39	1,917,241
290,000	Glitnir Banki HF — 144A (Iceland), 6.33%, 07/28/11(8)(9)	47,125
800,000	Glitnir Banki HF — 144A (Iceland), Variable Rate, 6.69%, 06/15/16(1)(8)(9)	80
1,184,000	GMAC LLC — 144A, 6.63%, 05/15/12	988,640
295,000	GMAC LLC — 144A, 7.50%, 12/31/13	228,625
256,000	GMAC LLC — 144A, 8.00%, 12/31/18	162,560
362,000	GMAC LLC — 144A, 8.00%, 11/01/31	253,400
40,000	Goldman Sachs Capital II, Variable Rate, 5.79%, perpetual(1)	24,378
380,000	Goldman Sachs Group, Inc. (The), 4.50%, 06/15/10	389,390

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$140,000	Goldman Sachs Group, Inc. (The), 5.45%, 11/01/12	$144,759
490,000	Goldman Sachs Group, Inc. (The), 7.50%, 02/15/19	524,678
960,000	HSBC Finance Corp., 4.63%, 09/15/10	967,813
170,000	ICICI Bank, Ltd. — 144A (India), Variable Rate, 6.38%, 04/30/22(1)	132,576
920,000	ICICI Bank, Ltd. — REG S (India), Variable Rate, 6.38%, 04/30/22(1)	718,590
920,000	JPMorgan Chase & Company, 5.13%, 09/15/14	915,546
1,100,000	JPMorgan Chase & Company, 5.15%, 10/01/15	1,084,292
950,000	JPMorgan Chase & Company, 6.13%, 06/27/17	938,637
80,000	JPMorgan Chase & Company, Series 2, 2.13%, 06/22/12	80,297
200,000	Kaupthing Bank hf — 144A (Iceland), 7.13%, 05/19/16(8)(9)	20
2,400,000	Kaupthing Bank hf — 144A, Series 1 (Iceland), 7.63%, 02/28/15(8)(9)(14)	186,000
320,000	Landisbanki Islands hf — 144A (Iceland), 6.10%, 08/25/11(8)(9)	9,600
410,000	Lehman Brothers E — Capital Trust I, Floating Rate, 3.59%, 08/19/65(2)(9)	41
480,000	Lehman Brothers Holdings, Inc., Series MTN, 5.25%, 02/06/12(9)	70,800
970,000	Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	97
1,420,000	Merrill Lynch & Company, Inc., Series MTN, 6.88%, 04/25/18	1,314,290
350,000	Mitsubishi UFJ Financial Group Capital Financial I, Ltd. (Cayman Islands), Variable Rate, 6.35%, perpetual(l)	306,394
610,000	Morgan Stanley, Series MTN, 5.63%, 01/09/12	624,278
200,000	Morgan Stanley, Series MTNF, Floating Rate, 1.56%, 10/18/16(2)	161,763
490,000	Resona Preferred Global Securities — 144A (Cayman Islands), Variable Rate, 7.19%, perpetual(l)	357,700
780,000	RSHB Capital — 144A (Luxembourg), 6.30%, 05/15/17	670,800
220,000	Santander Issuances — 144A (Spain), Variable Rate, 5.81%, 06/20/16(1)	176,964
120,000	SLM Corp., Series MTN, 5.05%, 11/14/14	92,844
675,000	SLM Corp., Series MTNA, 5.00%, 10/01/13	545,978
1,005,000	SLM Corp., Series MTNA, 5.38%, 05/15/14	807,729
40,000	SLM Corp., Series MTNA, 5.00%, 04/15/15	30,470
105,000	SLM Corp., Series MTNA, 5.63%, 08/01/33	64,646
270,000	TNK-BP Finance SA — 144A (Luxembourg), 7.50%, 07/18/16	230,175
100,000	TNK-BP Finance SA — 144A, (Luxembourg), 6.63%, 03/20/17	79,000
108,000	TNK-BP Finance SA, REG S, Series 2 (Luxembourg), 7.50%, 07/18/16	93,960
510,000	TNK-BP Finance SA, Series 6 — 144A, (Luxembourg), 7.88%, 03/13/18	420,750
1,300,000	UBS AG Stamford Branch, Series MTN (Switzerland), 5.75%, 04/25/18	1,183,957
1,150,000	Wachovia Corp., 5.25%, 08/01/14	1,125,358
940,000	Wachovia Corp., Series MTNG, 5.50%, 05/01/13	971,024
340,000	Wells Fargo Capital X, 5.95%, 12/15/36	251,600

		29,904,869

	Broadcast Services/Media — 1.7%
130,000	CCH I, LLC/CCH I Capital Corp., 11.00%, 10/01/15(8)(9)	15,600
320,000	Comcast Cable Communications, 8.88%, 05/01/17(5)	376,248
730,000	Comcast Corp., 6.50%, 01/15/15(5)	774,299
50,000	Comcast Corp., 6.50%, 01/15/17(5)	53,043
210,000	Comcast Corp., 5.88%, 02/15/18(5)	212,872
235,000	CSC Holdings, Inc., Series B, 7.63%, 04/01/11	232,650
110,000	DIRECTV Holdings LLC/DIRECTV Financing Company, Inc., 8.38%, 03/15/13	110,275
115,000	Dish DBS Corp., 7.00%, 10/01/13	109,250
145,000	Dish DBS Corp., 7.75%, 05/31/15	138,113

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Broadcast Services/Media (continued)

$20,000	News America, Inc., 6.20%, 12/15/34	$17,074
40,000	News America, Inc., 6.65%, 11/15/37	35,981
60,000	Rogers Cable, Inc. (Canada), 6.75%, 03/15/15	63,553
450,000	Time Warner Cable, Inc., 5.85%, 05/01/17	449,370
160,000	Time Warner Cable, Inc., 8.75%, 02/14/19	186,391
560,000	Time Warner Cable, Inc., 8.25%, 04/01/19	635,386
240,000	Time Warner Cable, Inc., 6.75%, 06/15/39	233,590
180,000	Time Warner Entertainment, 8.38%, 07/15/33	201,479
510,000	Time Warner, Inc., 6.88%, 05/01/12(5)	545,570

		4,390,744

	Chemicals — 0.5%
1,020,000	Dow Chemical Company, 5.70%, 05/15/18(5)	901,398
400,000	PPG Industries, Inc., 6.65%, 03/15/18	425,256
44,000	Westlake Chemical Corp., 6.63%, 01/15/16	38,500

		1,365,154

	Computer Equipment, Software and Services — 0.1%
240,000	Sungard Data Systems, Inc., 10.25%, 08/15/15	221,700

	Consumer Goods and Services — 0.1%
110,000	Reynolds American, Inc., 7.63%, 06/01/16	110,330
190,000	Reynolds American, Inc., 6.75%, 06/15/17	177,403

		287,733

	Entertainment, Leisure and Recreation — 0.1%
10,000	AMC Entertainment, Inc. — 144A, 8.75%, 06/01/19	9,400
15,000	Boyd Gaming Corp., 6.75%, 04/15/14	12,150
40,000	Boyd Gaming Corp., 7.13%, 02/01/16	29,650
60,000	Inn of The Mountain Gods, 12.00%, 11/15/10(9)	24,000
135,000	MGM MIRAGE, Inc., 7.63%, 01/15/17	87,412
25,000	MGM MIRAGE, Inc. — 144A, 10.38%, 05/15/14	25,938
60,000	MGM MIRAGE, Inc. — 144A, 11.13%, 11/15/17	63,600
30,000	River Rock Entertainment Authority, 9.75%, 11/01/11	22,500
140,000	Station Casinos, Inc., 7.75%, 08/15/16(8)(9)	48,300

		322,950

	Environmental Waste Management and Recycling Services — 0.2%
600,000	Waste Management, Inc., 6.38%, 11/15/12	637,131

	Equipment Rental and Leasing — 0.5%
3,330,000	International Lease Finance Corp. E-Capital Trust I — 144A, Variable Rate, 5.90%, 12/21/65(1)	1,232,100
440,000	International Lease Finance Corp. E-Capital Trust II — 144A, Variable Rate, 6.25%, 12/21/65(1)	162,800

		1,394,900

	Food and Beverage — 0.9%
1,290,000	Diageo Capital PLC (United Kingdom), 7.38%, 01/15/14(5)	1,459,577
600,000	Pepsico, Inc., 7.90%, 11/01/18	729,962

		2,189,539

	Funeral Services — 0.0%
50,000	Service Corp. International, 7.63%, 10/01/18	46,375
55,000	Service Corp. International, 7.50%, 04/01/27	43,175

		89,550

	Insurance — 0.8%
130,000	American International Group, Inc., Series MTNG, 5.85%, 01/16/18(5)	68,776
20,000	ASIF Global Financing XIX — 144A, 4.90%, 01/17/13(5)	17,015
825,000	Chubb Corp., 5.75%, 05/15/18(5)	855,719
220,000	Humana, Inc., 7.20%, 06/15/18	198,251
600,000	Merna Reinsurance, Ltd., Series B — 144A (Bermuda), Floating Rate, 2.35%, 07/07/10(2)	558,840
360,000	MetLife, Inc., 6.75%, 06/01/16	366,500

		2,065,101

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Machinery — 0.0%
$60,000	Terex Corp., 7.38%, 01/15/14	$54,900

	Manufacturing — 0.2%
120,000	Tyco International Group SA (Luxembourg), 6.38%, 10/15/11	126,448
440,000	Tyco International Group SA (Luxembourg), 6.00%, 11/15/13	447,400

		573,848

	Medical Equipment, Supplies, and Services — 0.9%
190,000	Community Health Systems, Inc., 8.88%, 07/15/15	186,200
230,000	DaVita, Inc., 6.63%, 03/15/13	216,775
3,000	HCA, Inc., 6.30%, 10/01/12	2,753
56,000	HCA, Inc., 6.25%, 02/15/13	49,000
110,000	HCA, Inc., 6.75%, 07/15/13	96,800
50,000	HCA, Inc., 9.13%, 11/15/14	49,500
100,000	HCA, Inc., 9.25%, 11/15/16	98,500
743,000	HCA, Inc., 9.63%, 11/15/16(12)	735,570
350,000	Roche Holdings, Inc. — 144A, 6.00%, 03/01/19	373,198
558,000	Tenet Healthcare Corp. — 144A, 8.88%, 07/01/19	560,790
50,000	WellPoint, Inc., 5.88%, 06/15/17	48,935

		2,418,021

	Metals and Mining — 1.5%
730,000	Alcoa, Inc., 6.00%, 07/15/13(5)	713,214
880,000	Evraz Group SA — 144A (Luxembourg), 8.88%, 04/24/13	721,600
320,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	322,400
870,000	Rio Tinto Finance USA, Ltd. (Australia), 6.50%, 07/15/18	870,508
155,000	Steel Dynamics, Inc., 7.38%, 11/01/12	146,863
105,000	Steel Dynamics, Inc., 6.75%, 04/01/15	93,450
25,000	Teck Resources, Ltd. — 144A (Canada), 9.75%, 05/15/14	25,875
20,000	Teck Resources, Ltd. — 144A (Canada), 10.25%, 05/15/16	20,950
45,000	Teck Resources, Ltd. — 144A (Canada), 10.75%, 05/15/19	48,375
484,000	Vale Overseas, Ltd. (Cayman Islands), 6.88%, 11/21/36	459,560
520,000	Vedanta Resources PLC — 144A (United Kingdom), 8.75%, 01/15/14	473,200

		3,895,995

	Office Equipment, Supplies, and Services — 0.0%
30,000	Xerox Corp., 6.75%, 02/01/17	27,300

	Oil, Coal and Gas — 7.5%
740,000	Anadarko Finance Company, Series B (Canada), 7.50%, 05/01/31(5)	722,069
1,250,000	Anadarko Petroleum Corp., 6.45%, 09/15/36(5)	1,123,645
240,000	Apache Corp., 5.25%, 04/15/13(5)	252,106
950,000	Apache Corp., 5.63%, 01/15/17(5)	996,663
800,000	Baker Hughes, Inc., 7.50%, 11/15/18(5)	936,848
60,000	Chesapeake Energy Corp., 6.38%, 06/15/15	53,400
140,000	Chesapeake Energy Corp., 6.25%, 01/15/18	116,200
135,000	Chesapeake Energy Corp., 7.25%, 12/15/18	117,450
195,000	Complete Production Services, Inc., 8.00%, 12/15/16	166,725
210,000	Conoco, Inc., 6.95%, 04/15/29(5)	226,278
900,000	ConocoPhillips, 6.50%, 02/01/39(5)	957,990
305,000	Dynegy Holdings, Inc., 7.75%, 06/01/19	237,519
1,420,000	El Paso Corp., 7.00%, 06/15/17	1,293,271
19,000	El Paso Corp., Series MTN, 7.80%, 08/01/31	15,498
92,000	El Paso Corp., Series MTN, 7.75%, 01/15/32	74,890
110,000	El Paso Natural Gas, 8.38%, 06/15/32(5)	119,651
770,000	Gaz Capital (Gazprom) — 144A (Luxembourg), 6.51%, 03/07/22	577,500
850,000	Hess Corp., 8.13%, 02/15/19	967,686

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Oil, Coal and Gas (continued)

$80,000	Hess Corp., 7.88%, 10/01/29(5)	$86,772
440,000	Hess Corp., 7.30%, 08/15/31(5)	454,187
460,000	Intergas Finance BV — 144A (the Netherlands), 6.38%, 05/14/17	349,600
440,000	KazMunaiGaz Finance Sub BV — 144A (the Netherlands), 8.38%, 07/02/13	405,900
200,000	Kerr-McGee Corp., 6.95%, 07/01/24	185,575
295,000	Kerr-McGee Corp., 7.88%, 09/15/31	287,862
310,000	Key Energy Services, Inc., 8.38%, 12/01/14	273,575
470,000	Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	492,597
130,000	Kinder Morgan Energy Partners LP, 5.85%, 09/15/12	135,528
260,000	Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	257,937
1,030,000	Kinder Morgan Energy Partners LP, Series MTN, 6.95%, 01/15/38	997,752
1,060,000	Occidental Petroleum Corp., 7.00%, 11/01/13	1,213,568
160,000	OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	103,600
120,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	79,200
45,000	Peabody Energy Corp., Series B, 6.88%, 03/15/13	44,550
1,170,000	Pemex Project Funding Master Trust, 6.63%, 06/15/35	1,058,185
411,000	Petrobas International Finance Company (Cayman Islands), 6.13%, 10/06/16	421,275
215,000	Sandridge Energy, Inc — 144A, 9.88%, 05/15/16	207,475
125,000	Semgroup LP — 144A, 8.75%, 11/15/15(8)(9)	5,000
5,000	Southern Natural Gas, 8.00%, 03/01/32	5,291
60,000	Southern Natural Gas — 144A, 5.90%, 04/01/17	58,110
65,000	Suburban Propane Partners, 6.88%, 12/15/13	59,800
20,000	Tennessee Gas Pipeline, 7.63%, 04/01/37	20,256
120,000	Transocean, Inc. (Cayman Islands), 5.25%, 03/15/13	124,434
370,000	Williams Companies, Inc., 7.88%, 09/01/21	364,450
380,000	Williams Companies, Inc., 7.75%, 06/15/31	342,000
130,000	Williams Companies, Inc., 8.75%, 03/15/32	130,650
840,000	Williams Companies, Inc., Series A, 7.50%, 01/15/31	739,200
550,000	XTO Energy, Inc., 7.50%, 04/15/12	609,261
340,000	XTO Energy, Inc., 5.65%, 04/01/16	344,212
10,000	XTO Energy, Inc., 6.25%, 08/01/17	10,523
270,000	XTO Energy, Inc., 5.50%, 06/15/18	270,556
70,000	XTO Energy, Inc., 6.75%, 08/01/37	73,077

		19,167,347

	Paper and Forest Products — 0.3%
820,000	Weyerhaeuser Company, 6.75%, 03/15/12	820,295

	Pharmaceuticals/Research and Development — 0.4%
200,000	Abbott Laboratories, 5.60%, 11/30/17(5)	214,227
280,000	FMC Finance III SA (Luxembourg), 6.88%, 07/15/17	260,400
470,000	Wyeth, 5.95%, 04/01/37	486,228

		960,855

	Printing and Publishing — 0.2%
360,000	Reed Elsevier Capital, 8.63%, 01/15/19	409,023
40,000	Sun Media Corp. (Canada), 7.63%, 02/15/13	26,300
80,000	TL Acquisitions, Inc. — 144A, 10.50%, 01/15/15	64,800

		500,123

	Private Asset Backed: Banks and Financial Services — 1.7%
2,106,698	Conseco Finance Securitizations Corp., Series 2002-1, Class A, 6.68%, 12/01/33(5)	1,795,728
2,296,652	Conseco Finance Securitizations Corp., Series 2002-2, Class A2, 6.03%, 03/01/33(5)	1,913,446
140,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.99%, 08/13/42	119,607

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Banks and Financial Services (continued)

$430,000	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	$321,563
159,580	Nomura Asset Acceptance Corp. — 144A, Series 2004-R1, Class A1, 6.50%, 03/25/34	135,113
214,620	Nomura Asset Acceptance Corp. — 144A, Series 2004-R2, Class A1, 6.50%, 10/25/34	178,790

		4,464,247

	Private Asset Backed: Credit Cards — 0.6%
1,530,000	Washington Mutual Master Note Trust — 144A, Series 2006-A3A, Class A3, Floating Rate, 0.35%, 09/15/13(3)	1,527,654

	Private Asset Backed: Mortgage and Home Equity — 16.8%
365,569	AAMES Mortgage Investment Trust — 144A, Series 2005-3, Class A1, Floating Rate, 0.46%, 08/25/35(3)	346,140
106,408	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, Floating Rate, 0.55%, 09/25/35(3)	76,216
48,672	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, Floating Rate, 0.73%, 02/25/35(3)(5)	26,237
16,004	Adjustable Rate Mortgage Trust, Series 2004-5, Class 7A2, Floating Rate, 0.69%, 04/25/35(3)	13,008
1,542,784	American Home Mortgage Assets Trust, Series 2006-2, Class 2A1, Floating Rate, 0.50%, 09/25/46(3)(5)	647,577
261,397	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, Floating Rate, 0.60%, 11/25/45(3)(5)	115,207
470,904	Amortizing Residential Collateral Trust, Series 2002-BC5, Class Ml, Floating Rate, 1.35%, 07/25/32(3)	290,464
1,214,000	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43(5)	1,044,582
280,000	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A3, Floating Rate, 5.66%, 07/10/14(3)(5)	213,794
704,569	Banc of America Funding Corp., Series 2005-E, Class 4A1, Floating Rate, 4.43%, 03/20/35(3)	444,563
445,227	Banc of America Mortgage Securities, Series 2005-A, Class 2A1, Floating Rate, 4.45%, 02/25/35(3)(5)	294,102
197,103	Bear Stearns ALT-A Trust, Series 2004-11, Class 2A2, Floating Rate, 5.20%, 11/25/34(3)(5)	119,090
897,126	Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A2, Floating Rate, 0.57%, 08/25/36(3)	174,518
1,475,088	Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A2, Floating Rate, 0.52%, 12/25/36(3)	239,276
1,276,719	Bear Stearns Second Lien Trust — 144A, Series 2007-SV1A, Class A3, Floating Rate, 0.56%, 12/25/36(3)(5)	267,865
1,150,000	Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A5, 5.42%, 05/25/33(5)	613,275
2,394,727	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, Floating Rate, 0.62%, 08/25/35(3)(5)	1,024,331
280,036	Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1, Floating Rate, 4.85%, 08/25/35(3)(5)	181,082
652,087	Countrywide Alternative Loan Trust, Series 2005-38, Class A3, Floating Rate, 0.66%, 09/25/35(3)(5)	296,649
144,720	Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1, Floating Rate, 0.64%, 10/25/35(3)(5)	62,221
2,056,946	Countrywide Alternative Loan Trust, Series 2005-51, Class 3A3A, Floating Rate, 0.64%, 11/20/35(3)	923,746

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$312,928	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, Floating Rate, 0.64%, 11/20/35(3)(5)	$141,333
658,026	Countrywide Alternative Loan Trust, Series 2005-72, Class Al, Floating Rate, 0.58%, 01/25/36(3)(5)	287,434
829,974	Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1, Floating Rate, 0.58%, 08/25/35(3)	376,015
909,751	Countrywide Alternative Loan Trust, Series 2006-OA2, Class A5, Floating Rate, 0.55%, 05/20/46(3)	347,186
399,998	Countrywide Alternative Loan Trust, Series 2006-OA6, Class 1A1A, Floating Rate, 0.52%, 07/25/46(3)	156,706
49,518	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, 4.46%, 10/25/35	45,098
414,981	Countrywide Home Equity Loan Trust — 144A, Series 2006-RES, Class 4Q1B, Floating Rate, 0.62%, 12/15/33(3)(5)	66,476
145,358	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, Floating Rate, 0.55%, 12/15/35(3)	56,047
109,591	Countrywide Home Loans — 144A, Series 2004-R2, Class 1AF1, Floating Rate, 0.73%, 11/25/34(3)	75,687
170,585	Countrywide Home Loans — 144A, Series 2005-R1, Class 1AF1, Floating Rate, 0.67%, 03/25/35(3)	120,359
293,155	Countrywide Home Loans — 144A, Series 2005-R3, Class AF, Floating Rate, 0.71%, 09/25/35(3)(5)	197,997
334,702	Countrywide Home Loans, Series 2003-60, Class 1A1, Floating Rate, 5.53%, 02/25/34(3)	274,123
160,006	Countrywide Home Loans, Series 2004-23, Class A, Floating Rate, 2.62%, 11/25/34(3)(5)	86,014
446,171	Countrywide Home Loans, Series 2005-3, Class 1A2, Floating Rate, 0.60%, 04/25/35(3)(5)	200,145
250,000	Credit Suisse Mortgage Capital Certificates — 144A, Series 2006-CF2, Class A1, Floating Rate, 0.57%, 05/25/36(3)	163,384
1,860,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3, 5.47%, 09/15/39(5)	1,301,507
756,636	CS First Boston Mortgage Securities Corp., Series 2004-AR5, Class 7A2, Floating Rate, 3.64%, 06/25/34(3)	632,553
1,270,000	Deutsche Mortgage Securities, Inc. — 144A, Series 2005-WF1, Class 1A3, Floating Rate, 5.12%, 06/26/35(3)(5)	821,546
673,149	First Horizon Alternative Mortgage Securities, Series 2006-FA8, Class 1A8, Floating Rate, 0.68%, 02/25/37(3)	297,982
310,000	GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4, Floating Rate, 5.33%, 11/10/45(3)	260,884
1,000,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.24%, 11/10/45	828,223
53,720	GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 1A1, Floating Rate, 5.63%, 12/19/33(3)	46,577
222,456	GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A, Floating Rate, 4.63%, 03/18/35(3)	130,586
287,424	Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A, Floating Rate, 0.41%, 09/25/46(3)	230,874
1,169,690	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, Floating Rate, 0.39%, 02/25/47(3)	580,709
200,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA, 4.68%, 07/10/39	192,536
254,045	GSMPS Mortgage Loan Trust — 144A, Series 2005-RP3, Class 1AF, Floating Rate, 0.66%, 09/25/35(3)	174,921

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$2,302,643	Harborview Mortgage Loan Trust, Series 2006-10, Class 2A1A, Floating Rate, 0.49%, 11/19/36(3)	$915,581
97,920	Impac CMB Trust, Series 2004-6, Class 1A1, Floating Rate, 1.11%, 10/25/34(3)	43,550
1,244,639	IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, Floating Rate, 6.14%, 09/25/37(3)	811,937
2,269,651	IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, Floating Rate, 0.61%, 07/25/35(3)	1,027,155
96,694	IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, 09/25/35	59,781
1,997,235	IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, Floating Rate, 5.69%, 08/25/37(3)	905,663
1,100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A3, Floating Rate, 5.80%, 06/15/49(3)	818,825
1,590,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, Floating Rate, 5.80%, 06/15/49(3)	1,214,179
833,748	JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1, Floating Rate, 4.81%, 02/25/34(3)	751,038
176,762	JPMorgan Mortgage Trust, Series 2004-A3, Class 1A1, Floating Rate, 3.86%, 07/25/34(3)	154,953
396,238	JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1, Floating Rate, 5.10%, 11/25/33(3)	346,309
900,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.74%, 07/15/30	770,099
100,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB, 4.66%, 07/15/30	96,127
200,000	LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4, 4.95%, 09/15/30	171,363
184,855	Lehman XS Trust, Series 2005-5N, Class 1A1, Floating Rate, 0.61%, 11/25/35(3)	77,325
1,107,773	Lehman XS Trust, Series 2005-5N, Class 3A1A, Floating Rate, 0.61%, 11/25/35(3)	472,658
147,759	Lehman XS Trust, Series 2005-7N, Class 1A1B, Floating Rate, 0.61%, 12/25/35(3)	36,222
245,361	Lehman XS Trust, Series 2006-GP4, Class 3A1A, Floating Rate, 0.38%, 08/25/46(3)	198,820
835,065	Lehman XS Trust, Series 2007-2N, Class 3A1, Floating Rate, 0.40%, 02/25/37(3)	489,235
1,122,492	Master Adjustable Rate Mortgages Trust — 144A, Series 2007-R5, Class A1, Floating Rate, 5.64%, 11/25/35(3)	491,979
1,372,364	Master Adjustable Rate Mortgages Trust, Series 2006-OA2, Class 1A1, Floating Rate, 2.14%, 12/25/46(3)	333,253
693,003	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A1, Floating Rate, 4.56%, 02/25/34(3)	590,562
770,135	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, Floating Rate, 5.03%, 05/25/34(3)	683,558
126,059	Merrill Lynch Mortgage Investors Trust, Series 2005-A3, Class A1, Floating Rate, 0.58%, 04/25/35(3)	73,017
1,610,404	Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, Floating Rate, 0.76%, 02/25/47(3)	850,879
500,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 2A2, 4.46%, 07/25/35	314,412

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$400,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3, 4.44%, 06/25/35	$195,983
42,500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, Floating Rate, 5.66%, 05/12/39(3)	34,602
123,776	MLCC Mortgage Investors, Inc., Series 2003-F, Class A1, Floating Rate, 0.63%, 10/25/28(3)	93,717
483,210	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, Floating Rate, 5.27%, 10/25/34(3)	371,055
1,084,677	Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, Floating Rate, 5.51%, 03/25/36(3)	555,179
374,007	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A1, 5.50%, 05/25/35	354,021
173,975	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	166,744
1,008,964	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35	719,379
839,006	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35	582,978
1,876,923	RAAC — 144A, Series 2007-RP4, Class A, Floating Rate, 0.66%, 06/25/37(3)	1,094,865
1,137,638	RBSGC Mortgage Pass Through Certificates, Series 2007-B, Class 1A4, Floating Rate, 0.76%, 01/25/37(3)	443,627
1,500,000	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF6, 5.88%, 06/25/37	527,865
986,013	Residential Accredited Loans, Inc., Series 2006-QO10, Class A1, Floating Rate, 0.47%, 01/25/37(3)	396,737
1,170,643	Residential Accredited Loans, Inc., Series 2007-QO1, Class A1, Floating Rate, 0.46%, 02/25/47(3)	466,325
2,229,774	Residential Accredited Loans, Inc., Series 2007-QO4, Class A1A, Floating Rate, 0.50%, 05/25/47(3)	846,530
1,261,376	Residential Accredited Loans, Inc., Series 2007-QS1, Class 2A2, Floating Rate, 0.67%, 01/25/37(3)	619,744
2,700,000	Securitized Asset Backed Receivables LLC, Series 2007-BR3, Class A2B, Floating Rate, 0.53%, 04/25/37(3)	653,071
835,893	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1, Floating Rate, 5.33%, 01/25/35(3)	561,014
1,257,001	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1, 5.06%, 07/25/35	861,570
507,521	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-16XS, Class Al, Floating Rate, 0.65%, 08/25/35(3)	268,736
673,183	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, Floating Rate, 0.63%, 10/25/35(3)	303,199
120,516	Structured Asset Mortgage Investments, Inc., Series 2003-AR4, Class Al, Floating Rate, 0.66%, 01/19/34(3)	59,939
399,518	Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3, Floating Rate, 0.50%, 07/25/46(3)	139,906
430,635	Structured Asset Securities Corp. — 144A, Series 2005-RF3, Class 1A, Floating Rate, 0.66%, 06/25/35(3)	237,218
2,243,487	Structured Asset Securities Corp. — 144A, Series 2007-TC1, Class A, Floating Rate, 0.61%, 04/25/31(3)	1,252,780
220,716	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, Floating Rate, 0.60%, 10/25/45(3)	115,470
245,770	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2, Floating Rate, 0.59%, 11/25/45(3)	111,729

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$145,233	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A, Floating Rate, 0.60%, 07/25/45(3)	$66,485
2,848,776	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A, Floating Rate, 2.31%, 05/25/46(3)	1,101,959
1,750,236	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, Floating Rate, 2.30%, 08/25/46(3)	696,775
590,221	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1, 5.50%, 09/25/36	356,769
2,676,138	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A1B, Floating Rate, 2.15%, 07/25/47(3)	503,233

		42,964,529

	Private Asset Backed: Student Loans — 0.5%
780,000	Nelnet Student Loan Trust, Series 2008-4, Class A4, Floating Rate, 2.57%, 04/25/17(2)	768,518
400,000	SLC Student Loan Trust, Series 2008-1, Class A4A, Floating Rate, 2.23%, 12/15/32(2)	388,464
137,215	SLM Student Loan Trust, Series 2006-5, Class A2, Floating Rate, 1.08%, 07/25/17(2)	137,126

		1,294,108

	Real Estate Development and Services — 0.1%
35,000	Forest City Enterprises, Inc., 7.63%, 06/01/15	22,050
30,000	Forest City Enterprises, Inc., 6.50%, 02/01/17	16,500
520,000	Realogy Corp., 12.38%, 04/15/15	145,600

		184,150

	Real Estate Investment Trusts — 0.0%
40,000	Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	34,700
10,000	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	10,300
30,000	Ventas Realty LP/Ventas Capital Corp., 6.50%, 06/01/16	26,850

		71,850

	Retail — 0.3%
757,871	CVS Caremark Corp. — 144A, 6.94%, 01/10/30(5)	685,745

	Scientific and Technical Instruments — 0.1%
100,000	Cie Generale de Geophysique (France), 7.50%, 05/15/15	91,750
105,000	Cie Generale de Geophysique (France), 7.75%, 05/15/17	95,550

		187,300

	Semiconductors — 0.1%
260,000	Freescale Semiconductor, Inc., 8.88%, 12/15/14	131,300
20,000	Freescale Semiconductor, Inc., 10.13%, 12/15/16	6,800

		138,100

	Telecommunications Equipment and Services — 3.8%
220,000	America Movil SAB de CV (Mexico), 5.63%, 11/15/17(5)	215,029
410,000	AT&T, Inc., 5.10%, 09/15/14	425,903
380,000	AT&T, Inc., 5.50%, 02/01/18(5)	379,444
80,000	AT&T, Inc., 5.80%, 02/15/19(5)	81,225
810,000	AT&T, Inc., 6.55%, 02/15/39(5)	808,560
10,000	Bellsouth Corp., 4.75%, 11/15/12(5)	10,353
75,000	Citizens Communications Company, 7.13%, 03/15/19	63,938
210,000	Cricket Communications I — 144A, 7.75%, 05/15/16	202,125
375,000	Deutsche Telecom International Finance BV (the Netherlands), 5.75%, 03/23/16(5)	383,949
1,290,000	Embarq Corp., 6.74%, 06/01/13(5)	1,302,178
235,000	Intelsat Jackson Holdings — 144A (Bermuda), 9.50%, 06/15/16	236,175
40,000	Intelsat Jackson Holdings (Bermuda), 11.25%, 06/15/16	40,800

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Telecommunications Equipment and Services (continued)

$320,000	Koninklijke KPN NV (the Netherlands), 8.00%, 10/01/10	$335,769
445,000	Koninklijke KPN NV (the Netherlands), 8.38%, 10/01/30	508,651
170,000	Level 3 Financing, Inc., 9.25%, 11/01/14	139,400
300,000	Nextel Communications, Inc., Series E, 6.88%, 10/31/13	248,250
360,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	328,500
80,000	Rogers Communications (Canada), 6.80%, 08/15/18	85,762
150,000	Sprint Capital Corp., 8.38%, 03/15/12	147,750
540,000	Sprint Capital Corp., 6.90%, 05/01/19	446,850
80,000	Sprint Capital Corp., 8.75%, 03/15/32	64,400
390,000	Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	376,481
650,000	Telecom Italia Capital (Luxembourg), 7.00%, 06/04/18	657,576
990,000	Verizon Communications, Inc., 6.90%, 04/15/38	1,032,771
210,000	Verizon Communications, Inc., 8.95%, 03/01/39	265,192
160,000	Verizon Global Funding Corp., 7.38%, 09/01/12	178,995
560,000	Verizon New York, Inc., Series A, 6.88%, 04/01/12	593,503
165,000	Windstream Corp., 8.63%, 08/01/16	157,988

		9,717,517

	Transportation — 0.3%
40,000	Gulfmark Offshore, Inc., 7.75%, 07/15/14	36,600
200,000	Kansas City Southern de Mexico, SA de CV — 144A (Mexico), 12.50%, 04/01/16	203,000
340,000	RailAmerica, Inc. — 144A, 9.25%, 07/01/17	328,100
130,000	Teekay Shipping Corp. (Marshall Islands), 8.88%, 07/15/11	129,025
180,000	Union Pacific Corp., 5.38%, 05/01/14	184,744

		881,469

	Utilities—4.4%
67,000	AES Corp., 7.75%, 03/01/14	63,483
210,000	AES Corp., 7.75%, 10/15/15	195,300
1,130,000	AES Corp., 8.00%, 10/15/17	1,050,899
1,590,000	AES Corp., 8.00%, 06/01/20	1,427,024
240,000	Calpine Construction Finance Company, LP/CCFC Finance Corp. — 144A, 8.00%, 06/01/16	229,800
30,000	Dominion Resources, Inc., 4.75%, 12/15/10(5)	30,833
580,000	Dominion Resources, Inc., 5.70%, 09/17/12(5)	616,945
560,000	Dominion Resources, Inc., Series D, 8.88%, 01/15/19(5)	667,823
590,000	Duke Energy Carolinas, 5.63%, 11/30/12(5)	632,343
60,000	Edison Mission Energy, 7.75%, 06/15/16	48,900
50,000	Edison Mission Energy, 7.00%, 05/15/17	38,375
140,000	Edison Mission Energy, 7.20%, 05/15/19	104,300
50,000	Edison Mission Energy, 7.63%, 05/15/27	32,000
10,000	Energy Future Holdings Corp., 10.88%, 11/01/17	7,300
3,794,800	Energy Future Holdings Corp., 11.25%, 11/01/17(12)	2,314,827
370,000	Exelon Corp., 5.63%, 06/15/35(5)	297,829
650,000	FirstEnergy Corp., Series B, 6.45%, 11/15/11	678,444
515,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	486,087
311,774	Mirant Mid-Atlantic Trust LLC, Series C, 10.06%, 12/30/28	299,693
75,000	NRG Energy, Inc., 7.25%, 02/01/14	72,750
170,000	NRG Energy, Inc., 7.38%, 02/01/16	160,863
45,000	NRG Energy, Inc., 7.38%, 01/15/17	42,413

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Utilities (continued)

$620,000	Pacific Gas & Electric Company, 5.63%, 11/30/17	$656,261
210,000	Pacific Gas & Electric Company, 6.05%, 03/01/34	217,862
140,000	Pacific Gas & Electric Company, 5.80%, 03/01/37	140,700
440,000	TXU Corp., Series P, 5.55%, 11/15/14	277,825
200,000	TXU Corp., Series Q, 6.50%, 11/15/24	100,216
635,000	TXU Corp., Series R, 6.55%, 11/15/34	305,282

		11,196,377

	Total Corporate Bonds and Notes (Cost $197,556,985)	146,147,819

	Preferred Corporate Bonds and Notes — 2.0%
	Banks and Financial Services — 1.5%
610,000	Bank of America Corp., Series K, Variable Rate, 8.00%, perpetual(1)	509,448
90,000	Bank of America Corp., Series M, Variable Rate, 8.13%, perpetual(1)	75,167
160,000	Credit Suisse (Switzerland), Variable Rate, 5.86%, perpetual (1)(5)	104,000
1,190,000	General Electric Capital Corp., Variable Rate, 6.38%, 11/15/67(1)	793,993
930,000	Lehman Brothers Capital Trust VII, Series MTN, Variable Rate, 5.86%, perpetual(1)(9)	93
280,000	Rabobank Nederland — 144A (the Netherlands), Variable Rate, 11.00%, perpetual(1)	311,500
200,000	Royal Bank of Scotland Group PLC, Series MTNU (United Kingdom), Variable Rate, 7.64%, perpetual(1)	81,000
610,000	Shinsei Financial, Ltd. — 144A (Cayman Islands), Variable Rate, 6.42%, perpetual(1)	244,000
150,000	SunTrust Capital VIII, Variable Rate, 6.10%, 12/15/36(1)	97,437
460,000	Wachovia Capital Trust III, Variable Rate, 5.80%, perpetual(1)	276,000
1,300,000	Wells Fargo Capital XV, Variable Rate, 9.75%, perpetual(1)	1,257,750

		3,750,388

	Insurance — 0.5%
1,140,000	MetLife, Inc., 6.40%, 12/15/36	815,100
670,000	Travelers Companies, Inc. (The), Variable Rate, 6.25%, 03/15/37(1)	539,996

		1,355,096

	Total Preferred Corporate Bonds and Notes
	(Cost $7,691,313)	5,105,484

Shares

	Preferred Stocks — 0.1%
	Banks and Financial Services
1,300	Fannie Mae, Series O, Floating Rate, 7.00%(2)	2,015
31,175	Fannie Mae, Series S, Variable Rate, 8.25%(1)	41,463
43,300	Freddie Mac, Series Z, Variable Rate, 8.38%(1)	52,826
341	Preferred Blocker, Inc. — 144A, 7.00%	146,651

	Total Preferred Stocks
	(Cost $1,988,323)	242,955

Principal

	Municipal Bonds — 0.2%
	Virginia
$449,107	Virginia State Housing Development Authority, Series C, Revenue Bond, 6.00%, 06/25/34 (Cost $442,005)	439,208

	Foreign Government Obligations — 0.3%
710,400	Russia Foreign Bond-REG S (Russia), 7.50%, 03/31/30	699,389
8,000	United Mexican States (Mexico), 5.63%, 01/15/17	8,088

	Total Foreign Government Obligations
	(Cost $795,161)	707,477

	Total Securities
	(Cost $327,448,615)	275,668,544

See notes to financial statements.

TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Repurchase Agreements — 0.6%
$1,416,448	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $1,416,448 (Collateralized by US Treasury Bill, 0.31%, due 12/10/09, with a value of $1,447,970) (Cost $1,416,448)	$1,416,448

	Total Investments before Call and Put Options Written — 107.9% (Cost $328,865,063)	277,084,992

Contracts

	Call Options Written — (0.0)%
(74)	US Treasury Note (10 Year) August Future, Expiring July 2009 @ 119.50 (Premium $40,136)	(1,156)

	Put Options Written — (0.0)%
(137)	Eurodollar Future, expiring March 2010 @ 98.38 (Premium $122,083)	(71,925)

	Total Investments net of Call and Put Options Written — 107.9% (Cost $328,702,844)	277,011,911
	Liabilities less other assets —(7.9)%	(20,214,829)

	Net Assets — 100.0%	$256,797,082

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $328,865,063.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$6,590,539
Gross unrealized depreciation	(58,370,610)

Net unrealized depreciation	$(51,780,071)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes — 87.7%
	Advertising — 0.8%
$470,000	Affinion Group, Inc., 10.13%, 10/15/13	$434,750
1,685,000	Affinion Group, Inc., 11.50%, 10/15/15	1,440,675
2,310,000	Interpublic Group of Companies — 144A, 10.00%, 07/15/17	2,327,325

		4,202,750

	Aerospace and Defense — 0.8%
480,000	Hawker Beechcraft Acquisition Company LLC, 8.50%, 04/01/15	247,200
2,335,000	Hawker Beechcraft Acquisition Company LLC, 9.75%, 04/01/17	980,700
2,535,000	Transdigm, Inc., 7.75%, 07/15/14	2,408,250
905,000	Vought Aircraft Industries, Inc., 8.00%, 07/15/11	565,625

		4,201,775

	Airlines — 0.1%
415,164	Continental Airlines, Inc., Series 2001-1, 7.03%, 06/15/11	315,524

	Apparel: Manufacturing and Retail—2.6%
1,620,000	Levi Strauss & Company, 8.88%, 04/01/16	1,567,350
3,350,000	Limited Brands, Inc. — 144A, 8.50%, 06/15/19	3,209,598
2,005,000	Oxford Industries, Inc., 8.88%, 06/01/11	2,005,000
1,720,000	Oxford Industries, Inc. — 144A, 11.38%, 07/15/15	1,702,800
4,700,000	Perry Ellis International, Inc., Series B, 8.88%, 09/15/13	3,830,500
205,000	Phillips Van-Heusen Corp., 8.13%, 05/01/13	201,413
2,305,000	Quiksilver, Inc., 6.88%, 04/15/15	1,221,650

		13,738,311

	Automobile: Rental—1.7%
3,435,000	Hertz Corp., 8.88%, 01/01/14	3,160,200
1,430,000	Hertz Corp., 10.50%, 01/01/16	1,272,700
2,485,000	RSC Equipment Rental, Inc., 9.50%, 12/01/14	1,994,213
2,420,000	RSC Equipment Rental, Inc. — 144A, 10.00%, 07/15/17	2,423,781

		8,850,894

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs—0.7%
530,000	Allison Transmission, Inc. — 144A, 11.00%, 11/01/15	418,700
2,160,000	Allison Transmission, Inc. — 144A, 11.25%, 11/01/15(12)	1,512,000
395,000	Commercial Vehicle Group, 8.00%, 07/01/13	225,150
1,255,000	KAR Holdings, Inc., 8.75%, 05/01/14	1,076,163
480,000	Tenneco, Inc., 8.13%, 11/15/15	379,200

		3,611,213

	Banks and Financial Services—1.6%
1,220,000	Ford Motor Credit Company LLC, 7.88%, 06/15/10	1,158,835
2,300,000	Ford Motor Credit Company LLC, 7.80%, 06/01/12	1,978,968
625,000	Ford Motor Credit Company LLC, 12.00%, 05/15/15	584,473
4,745,000	Ford Motor Credit Company LLC, 8.00%, 12/15/16	3,627,691
1,400,000	Nuveen Investments, Inc. — 144A, 10.50%, 11/15/15	966,000

		8,315,967

	Broadcast Services/Media—2.0%
1,995,000	CCO Holdings LLC/Capital Corp., 8.75%, 11/15/13	1,895,250
3,535,000	Charter Communications Operating LLC/Capital Corp. — 144A, 10.38%, 04/30/14(9)	3,384,762
2,010,000	Kabel Deutschland GMBH (Germany), 10.63%, 07/01/14	2,072,813
570,000	LBI Media, Inc., 11.00%, 10/15/13	262,913
860,000	LBI Media, Inc. — 144A, 8.50%, 08/01/17	452,575
605,000	Rainbow National Services LLC — 144A, 10.38%, 09/01/14	626,931
1,730,000	XM Satellite Radio, Inc. — 144A, 11.25%, 06/15/13	1,717,025

		10,412,269

	Business Services and Supplies—1.0%
2,030,000	Aramark Corp., 8.50%, 02/01/15	1,969,100
485,000	Catalina Marketing Corp. — 144A, 10.50%, 10/01/15(12)	400,125
1,848,000	Catalina Marketing Corp. — 144A, 11.63%, 10/01/17(8)	1,339,800
2,050,000	CEVA Group PLC — 144A (United Kingdom), 10.00%, 09/01/14	1,394,000

		5,103,025

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Chemicals — 1.8%
$1,760,000	Ashland, Inc. — 144A, 9.13%, 06/01/17	$1,830,400
3,600,000	Dow Chemical Company (The), 8.55%, 05/15/19	3,606,408
2,570,000	Ineos Group Holdings PLC — 144A (United Kingdom), 8.50%, 02/15/16	796,700
1,445,000	Nalco Company — 144A, 8.25%, 05/15/17	1,452,225
830,000	Nova Chemicals Corp. (Canada), Floating Rate, 4.54%, 11/15/13(11)	686,825
3,900,000	Reichhold Industries, Inc. — 144A, 9.00%, 08/15/14(8)	1,365,000

		9,737,558

	Commercial Services—1.0%
3,880,000	Ceridian Corp., 11.25%, 11/15/15	3,244,650
2,065,000	Ticketmaster — 144A, 10.75%, 07/28/16	1,837,850

		5,082,500

	Computer Equipment, Software and Services—1.4%
1,790,000	Sungard Data Systems, Inc., 9.13%, 08/15/13	1,691,550
5,985,000	Sungard Data Systems, Inc. — 144A, 10.63%, 05/15/15	5,865,300

		7,556,850

	Construction Services and Supplies—0.6%
775,000	ESCO Corp. — 144A, Floating Rate, 4.50%, 12/15/13(2)(8)	605,469
775,000	ESCO Corp. — 144A, 8.63%, 12/15/13	670,375
545,000	Interline Brands, Inc., 8.13%, 06/15/14	536,825
3,025,000	Panolam Industries International, 10.75%, 10/01/13(9)	151,250
1,260,000	Texas Industries, Inc. — 144A, 7.25%, 07/15/13	1,140,300

		3,104,219

	Consumer Goods and Services—2.1%
3,365,000	Amscan Holdings, Inc., 8.75%, 05/01/14	2,843,425
720,000	Whirlpool Corp., 8.60%, 05/01/14	752,400
8,490,000	Yankee Acquisition Corp., Series B, 8.50%, 02/15/15	7,152,825
585,000	Yankee Acquisition Corp., Series B, 9.75%, 02/15/17	456,300

		11,204,950

	Containers and Packaging—0.6%
230,000	Graphic Packaging International — 144A, 9.50%, 06/15/17	226,550
1,055,000	Intertape Polymer US, Inc., 8.50%, 08/01/14	465,519
1,246,577	Pliant Corp., 11.85%, 06/15/09(9)(13)	832,090
1,770,000	Smurfit-Stone Container Corp., 8.00%, 03/15/17(9)	654,900
1,145,000	Solo Cup Company — 144A, 10.50%, 11/01/13	1,147,862

		3,326,921

	Distribution—1.4%
7,490,000	Sally Holdings LLC, 10.50%, 11/15/16	7,415,100

	Education—3.5%
1,375,000	Education Management LLC, 8.75%, 06/01/14	1,333,750
7,395,000	Education Management LLC, 10.25%, 06/01/16	7,228,613
5,165,000	Laureate Education, Inc. — 144A, 10.00%, 08/15/15	4,338,600
5,320,244	Laureate Education, Inc. — 144A, 10.25%, 08/15/15(12)(14)	3,823,925
2,160,000	Laureate Education, Inc. — 144A, 11.75%, 08/15/17	1,706,400

		18,431,288

	Electronics — 0.0%
550,000	Muzak LLC, 10.00%, 02/15/09(9)(13)	233,750

	Engineering—0.1%
740,000	Alion Science & Technology Corp., 10.25%, 02/01/15	292,300

	Entertainment, Leisure and Recreation—12.4%
2,505,000	AMC Entertainment, Inc., 8.00%, 03/01/14	2,135,513
6,780,000	AMC Entertainment, Inc., 11.00%, 02/01/16	6,559,649
1,185,000	Ameristar Casinos, Inc. — 144A, 9.25%, 06/01/14	1,208,700
3,095,000	Buffalo Thunder Development Authority — 144A, 9.38%, 12/15/14(9)	433,300
3,935,000	Caesars Entertainment, Inc., 7.88%, 03/15/10	3,600,524
2,075,000	CCM Merger, Inc. — 144A, 8.00%, 08/01/13	1,431,750
935,000	Chukchansi Economic Development Authority — 144A, Floating Rate, 4.91%, 11/15/12(8)(11)	607,750
126,058	Eldorado Casino Shreveport, 10.00%, 08/01/12	103,998
5,645,000	Fontainebleau Las Vegas — 144A, Variable Rate, 11.00%, 06/15/15(1)(9)	211,688

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Entertainment, Leisure and Recreation (continued)

$240,000	Galaxy Entertainment Finance — 144A (British Virgin Islands), Floating Rate, 6.22%, 12/15/10(11)	$218,400
3,255,000	Galaxy Entertainment Finance — 144A (British Virgin Islands), 9.88%, 12/15/12	2,734,200
1,495,000	GreekTown Holdings — 144A, 10.75%, 12/01/13(9)	93,438
1,395,000	Harrah’s Operating Escrow — 144A, 11.25%, 06/01/17	1,318,275
1,336,966	HRP Myrtle Beach Holdings/CA — 144A, 14.50%, 04/01/14(9)(12)	1,671
1,730,000	HRP Myrtle Beach Operations/CA — 144A, Floating Rate, 8.58%, 04/01/12(8)(9)(l1)	17,300
945,000	HRP Myrtle Beach Operations/CA — 144A, 12.50%, 04/01/13(9)	1,181
1,590,000	Indianapolis Downs Capital LLC & Capital Corp. — 144A, 11.00%, 11/01/12	1,232,250
2,060,000	Inn of The Mountain Gods, 12.00%, 11/15/10(9)	824,000
890,000	Majestic Holdco LLC — 144A, 12.50%, 10/15/11(8)(9)	6,675
2,710,000	Marquee Holdings, Inc., 9.51%, 08/15/14	2,086,700
210,000	MGM MIRAGE, Inc., 7.50%, 06/01/16	136,238
1,175,000	MGM MIRAGE, Inc. — 144A, 10.38%, 05/15/14	1,219,063
1,175,000	MGM MIRAGE, Inc. — 144A, 11.13%, 11/15/17	1,245,500
2,860,000	Mohegan Tribal Gaming Authority, 6.38%, 07/15/09	2,788,500
2,050,000	Mohegan Tribal Gaming Authority, 8.00%, 04/01/12	1,558,000
2,225,000	Mohegan Tribal Gaming Authority, 7.13%, 08/15/14	1,513,000
2,340,000	Mohegan Tribal Gaming Authority, 6.88%, 02/15/15	1,521,000
2,275,000	OED Corp./Diamond JO, 8.75%, 04/15/12	2,036,125
240,000	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	238,800
1,605,000	Pinnacle Entertainment, Inc., 7.50%, 06/15/15	1,372,275
555,000	Pokagon Gaming Authority — 144A, 10.38%, 06/15/14	543,900
240,000	Royal Caribbean Cruises, Ltd. (Liberia), 8.75%, 02/02/11	229,200
1,605,000	Royal Caribbean Cruises, Ltd. (Liberia), 7.00%, 06/15/13	1,402,369
1,005,000	Royal Caribbean Cruises, Ltd. (Liberia), 6.88%, 12/01/13	839,175
250,000	Royal Caribbean Cruises, Ltd. (Liberia), 7.25%, 06/15/16	197,500
510,000	Royal Caribbean Cruises, Ltd. (Liberia), 7.25%, 03/15/18	402,900
475,000	San Pasqual Casino — 144A, 8.00%, 09/15/13(8)	384,750
985,000	Scientific Games International — 144A, 9.25%, 06/15/19	985,000
995,000	Seminole Hard Rock Entertainment — 144A, Floating Rate, 3.13%, 03/15/14(2)	686,550
660,000	Sheraton Holding Corp., 7.38%, 11/15/15	607,200
360,000	Starwood Hotels & Resorts, 6.75%, 05/15/18	308,700
2,435,000	Tunica-Biloxi Gaming Authority — 144A, 9.00%, 11/15/15(8)	2,142,800
5,825,000	Universal City Development Partners, Ltd., 11.75%, 04/01/10	5,548,312
6,495,000	Universal City Florida, Floating Rate, 5.78%, 05/01/10(2)	5,309,662
3,239,000	Waterford Gaming LLC/Waterford Gaming Finance — 144A, 8.63%, 09/15/14(8)	2,153,935
475,000	WMG Acquisition Corp., 7.38%, 04/15/14	401,969
2,935,000	WMG Acquisition Corp. — 144A, 9.50%, 06/15/16	2,920,324
1,915,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.63%, 12/01/14	1,685,200

		65,204,909

	Environmental Waste Management and Recycling Services—0.3%
1,800,000	Waste Services, Inc., 9.50%, 04/15/14	1,696,500

	Equipment Rental and Leasing—0.4%
2,095,000	United Rentals North America — 144A, 10.88%, 06/15/16	2,011,200

	Food and Beverage—1.4%
3,865,000	ASG Consolidated LLC/ASG Finance, Inc., 11.50%, 11/01/11	3,536,475
250,000	Dole Foods Company, Inc., 7.25%, 06/15/10	246,250
2,490,000	Dole Foods Company, Inc. — 144A, 13.88%, 03/15/14	2,739,000

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Food and Beverage (continued)

$1,140,000	Smithfield Foods, Inc. — 144A, 10.00%, 07/15/14	$1,125,750

		7,647,475

	Insurance—1.0%
1,120,000	Alliant Holdings I, Inc. — 144A, 11.00%, 05/01/15	942,200
1,340,000	Hub International Holdings — 144A, 9.00%, 12/15/14	1,093,775
2,825,000	Multiplan, Inc. — 144A, 10.38%, 04/15/16	2,719,063
980,000	USI Holdings Corp. — 144A, Floating Rate, 4.76%, 11/15/14(2)	637,000

		5,392,038

	Internet Services—0.5%
2,565,000	Expedia, Inc. — 144A, 8.50%, 07/01/16	2,462,400

	Machinery—1.5%
1,680,000	Altra Industrial Motion, Inc., 9.00%, 12/01/11	1,617,000
850,000	Chart Industries, Inc., 9.13%, 10/15/15	790,500
2,750,000	Stewart & Stevenson LLC, 10.00%, 07/15/14	2,310,000
2,420,000	Terex Corp., 10.88%, 06/01/16	2,420,000
720,000	Terex Corp., 8.00%, 11/15/17	553,500

		7,691,000

	Manufacturing—0.7%
1,000,000	American Railcar Industries, Inc., 7.50%, 03/01/14	872,500
1,535,000	Bombardier, Inc. — 144A (Canada), 8.00%, 11/15/14	1,444,818
285,000	Harland Clarke Holdings, 9.50%, 05/15/15	220,163
870,000	RBS Global & Rexnord Corp., 11.75%, 08/01/16	641,625
892,000	RBS Global & Rexnord Corp. — 144A, 9.50%, 08/01/14	762,660
720,000	Venture Holdings Trust, Series B, 9.50%, 07/01/05(9)(13)(14)	72

		3,941,838

	Medical Equipment, Supplies, and Services—7.0%
2,035,000	Accellent, Inc., 10.50%, 12/01/13	1,724,663
2,995,000	AMR Holding Company/Emcare Holding Company, 10.00%, 02/15/15	3,039,925
1,985,000	Biomet, Inc, 10.38%, 10/15/17(12)	1,920,488
6,895,000	Biomet, Inc., 11.63%, 10/15/17	6,757,099
2,490,000	Bio-Rad Laboratories — 144A, 8.00%, 09/15/16	2,465,100
3,465,000	DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14	3,031,875
1,285,000	Fresenius US Finance II — 144A, 9.00%, 07/15/15	1,339,613
5,270,000	HCA, Inc., 9.25%, 11/15/16	5,190,949
2,990,000	Inverness Medical Innovations, 9.00%, 05/15/16	2,892,825
1,930,000	National Mentor Holdings, Inc., 11.25%, 07/01/14	1,669,450
1,590,000	Res-Care, Inc., 7.75%, 10/15/13	1,486,650
535,000	Universal Hospital Services, Inc., Floating Rate, 4.64%, 06/01/15(11)	430,675
1,775,000	US Oncology, Inc., 10.75%, 08/15/14	1,757,250
2,905,000	US Oncology, Inc. — 144A, 9.13%, 08/15/17	2,883,213
719,000	Viant Holdings, Inc. — 144A, 10.13%, 07/15/17(8)	564,415

		37,154,190

	Metals and Mining—2.7%
1,630,000	CII Carbon LLC — 144A, 11.13%, 11/15/15	1,175,638
300,000	FMG Finance Property, Ltd. — 144A (Australia), Floating Rate, 4.67%, 09/01/11(2)	286,500
1,500,000	FMG Finance Property, Ltd. — 144A (Australia), 10.63%, 09/01/16	1,440,000
2,145,000	RathGibson, Inc., 11.25%, 02/15/14	772,200
535,000	Steel Dynamics, Inc., 7.38%, 11/01/12	506,913
2,375,000	Teck Resources, Ltd. — 144A (Canada), 9.75%, 05/15/14	2,458,125
1,785,000	Teck Resources, Ltd. — 144A (Canada), 10.25%, 05/15/16	1,869,788
5,375,000	Teck Resources, Ltd. — 144A (Canada), 10.75%, 05/15/19	5,778,124

		14,287,288

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Office Equipment, Supplies, and Services—0.1%
$170,000	Interface, Inc., 9.50%, 02/01/14	$156,400
580,000	Interface, Inc. — 144A, 11.38%, 11/01/13	600,300

		756,700

	Oil, Coal and Gas — 8.2%
1,380,000	Allis-Chalmers Energy, Inc., 9.00%, 01/15/14	979,800
1,050,000	Berry Petroleum Company, 10.25%, 06/01/14	1,060,500
340,000	Bill Barrett Corp., 9.88%, 07/15/16	323,585
3,250,000	Chesapeake Energy Corp., 9.50%, 02/15/15	3,274,375
1,195,000	Clayton William Energy, 7.75%, 08/01/13	866,375
2,020,000	Compton Petroleum Finance Corp. (Canada), 7.63%, 12/01/13	1,121,100
1,200,000	Denbury Resources, Inc., 7.50%, 12/15/15	1,140,000
2,685,000	Denbury Resources, Inc., 9.75%, 03/01/16	2,758,838
1,550,000	Dynegy Holdings, Inc., 7.63%, 10/15/26	961,000
1,405,000	El Paso Corp., 9.63%, 05/15/12	1,414,846
685,000	Encore Acquisition Corp., 7.25%, 12/01/17	587,388
3,120,000	Forbes Energy Services, 11.00%, 02/15/15	2,308,800
1,735,000	Holly Corp. — 144A, 9.88%, 06/15/17	1,682,950
1,075,000	OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	696,063
970,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	640,200
525,000	Parker Drilling Company, 9.63%, 10/01/13	485,625
1,960,000	Petrohawk Energy Corp., 9.13%, 07/15/13	1,950,200
1,170,000	Petroleum Development Company, 12.00%, 02/15/18	982,800
255,000	Petroplus Finance, Ltd. — 144A (Bermuda), 6.75%, 05/01/14	219,300
5,255,000	Petroplus Finance, Ltd. — 144A (Bermuda), 7.00%, 05/01/17	4,361,649
2,415,000	Quicksilver Resources, Inc., 11.75%, 01/01/16	2,499,525
2,480,000	Quicksilver Resources, Inc., 7.13%, 04/01/16	1,934,400
3,040,000	Sandridge Energy, Inc., 8.63%, 04/01/15(12)	2,728,400
1,990,000	Sandridge Energy, Inc. — 144A, 8.00%, 06/01/18	1,701,450
2,985,000	Semgroup LP — 144A, 8.75%, 11/15/15(8)(9)	119,400
290,000	SESI LLC, 6.88%, 06/01/14	263,175
440,000	Tennessee Gas Pipeline Company, 8.00%, 02/01/16	460,900
580,000	Tesoro Corp., 9.75%, 06/01/19	572,750
5,970,000	United Refining Company, 10.50%, 08/15/12	4,656,599
885,000	Williams Companies, Inc. — 144A, 8.75%, 01/15/20	922,613

		43,674,606

	Paper and Forest Products—2.5%
1,795,000	Domtar Corp., 10.75%, 06/01/17	1,723,200
745,000	Georgia-Pacific LLC — 144A, 7.13%, 01/15/17	692,850
290,000	International Paper Company, 7.95%, 06/15/18	279,775
6,045,000	International Paper Company, 9.38%, 05/15/19	6,162,025
665,000	NewPage Corp., Floating Rate, 7.28%, 05/01/12(2)	325,850
5,805,000	NewPage Corp., 10.00%, 05/01/12	2,786,400
1,445,000	NewPage Corp., 12.00%, 05/01/13	404,600
425,000	Verso Paper Holdings LLC, Series B, Floating Rate, 4.78%, 08/01/14(2)	199,750
3,160,000	Verso Paper Holdings LLC, Series B, 11.38%, 08/01/16	884,800

		13,459,250

	Pharmaceuticals/Research and Development—0.4%
925,000	Elan Finance PLC/Elan Finance Corp. (Ireland), 8.88%, 12/01/13	846,375
1,230,000	Valeant Pharmaceuticals — 144A, 8.38%, 06/15/16	1,220,775

		2,067,150

	Printing and Publishing—1.8%
1,266,000	Dex Media West Finance Company, Series B, 9.88%, 08/15/13(9)	193,065
445,000	Local Insight Regatta Holdings, 11.00%, 12/01/17	117,925
1,365,000	Medimedia USA, Inc. — 144A, 11.38%, 11/15/14(8)	819,000
4,850,000	Nielsen Finance LLC/Nielsen Finance Company, 10.00%, 08/01/14	4,589,312
1,365,000	Nielsen Finance LLC/Nielsen Finance Company, zero coupon, 08/01/16(7)	877,013

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Printing and Publishing (continued)

$225,000	Nielsen Finance LLC/Nielsen Finance Company — 144A, 11.63%, 02/01/14	$223,313
2,390,000	Nielsen Finance LLC/Nielsen Finance Company — 144A, 11.50%, 05/01/16	2,324,275
4,115,000	Reader’s Digest Association, 9.00%, 02/15/17	185,175

		9,329,078

	Real Estate Development and Services—0.2%
1,160,000	CB Richard Ellis Services, Inc. — 144A, 11.63%, 06/15/17	1,138,250

	Real Estate Investment Trusts—0.5%
3,180,000	Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	2,758,650

	Retail — 3.7%
5,695,000	General Nutrition Centers, Inc., Floating Rate, 6.40%, 03/15/14(11)(12)	4,556,000
2,150,000	General Nutrition Centers, Inc., 10.75%, 03/15/15	1,827,500
5,699,184	Neiman Marcus Group, Inc., 9.75%, 10/15/15(12)	3,362,519
8,060,000	Neiman Marcus Group, Inc., 10.38%, 10/15/15(12)	4,715,100
2,025,000	Rite Aid Corp. — 144A, 9.75%, 06/12/16	2,025,000
360,000	Sealy Mattress Corp. — 144A, 10.88%, 04/15/16	377,100
1,840,000	Toys “R” Us, Inc., 7.63%, 08/01/11	1,702,000
1,410,000	Toys “R” Us, Inc., 7.88%, 04/15/13	1,177,350

		19,742,569

	Retail: Restaurants—0.7%
1,720,000	El Pollo Loco, Inc., 11.75%, 11/15/13	1,376,000
2,670,000	NPC International, Inc., 9.50%, 05/01/14	2,429,700

		3,805,700

	Retail: Supermarkets—0.5%
3,000,000	SUPERVALU, Inc., 8.00%, 05/01/16	2,910,000

	Rubber Products — 0.3%
1,795,000	Goodyear Tire & Rubber Company, 10.50%, 05/15/16	1,812,950

	Semiconductors—2.4%
2,335,000	Advanced Micro Devices, Inc., 7.75%, 11/01/12	1,552,775
510,000	Amkor Technologies, Inc., 7.75%, 05/15/13	467,925
7,445,000	Amkor Technologies, Inc., 9.25%, 06/01/16	6,895,931
825,000	Avago Technologies Finance Pte., Ltd., 10.13%, 12/01/13	841,500
3,030,000	Avago Technologies Finance Pte., Ltd., 11.88%, 12/01/15	3,022,425

		12,780,556

	Telecommunications Equipment and Services—9.9%
2,065,000	Avaya, Inc. — 144A, 9.75%, 11/01/15	1,486,800
1,005,000	Digicel Group, Ltd. — 144A (Bermuda), 12.00%, 04/01/14	994,950
4,862,000	Digicel Group, Ltd. — 144A (Bermuda), 9.13%, 01/15/15	4,035,460
3,375,000	Digicel, Ltd. — 144A (Bermuda), 9.25%, 09/01/12	3,273,750
3,070,000	Intelsat Corp. — 144A, 9.25%, 08/15/14	2,970,225
635,000	Intelsat Corp. — 144A, 9.25%, 06/15/16	608,013
6,030,000	Intelsat Jackson Holdings — 144A (Bermuda), 9.50%, 06/15/16	6,060,149
5,730,000	Intelsat Jackson Holdings (Bermuda), 11.25%, 06/15/16	5,844,599
1,365,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	1,245,563
420,000	Qwest Corp., 7.50%, 10/01/14	400,575
470,000	Qwest Corp., 7.63%, 06/15/15	441,800
380,000	Qwest Corp. — 144A, 8.38%, 05/01/16	366,700
3,050,000	Sprint Capital Corp., 6.88%, 11/15/28	2,165,500
8,050,000	Telesat (Canada) — 144A, 11.00%, 11/01/15	8,251,249
3,375,000	Telesat (Canada) — 144A, 12.50%, 11/01/17	3,324,375
375,000	Virgin Media Finance PLC (United Kingdom), 8.75%, 04/15/14	365,625
3,450,000	Virgin Media Finance PLC (United Kingdom), 9.13%, 08/15/16	3,320,625
785,000	Virgin Media Finance PLC, (United Kingdom), Series 1, 9.50%, 08/15/16	773,225
5,070,000	West Corp., 9.50%, 10/15/14	4,436,250

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Telecommunications Equipment and Services (continued)

$575,000	Windstream Corp., 8.63%, 08/01/16	$550,563
2,230,000	XM Satellite Radio Holdings — 144A, 13.00%, 08/01/13	1,814,663

		52,730,659

	Transportation—1.1%
1,590,000	Greenbrier Companies, Inc., 8.38%, 05/15/15	890,400
2,655,000	Kansas City Southern de Mexico, SA de CV (Mexico), 7.63%, 12/01/13	2,283,300
805,000	Kansas City Southern de Mexico, SA de CV (Mexico), 7.38%, 06/01/14	676,200
1,945,000	Kansas City Southern Railway, 8.00%, 06/01/15	1,808,850
400,000	TFM, SA de CV (Mexico), 9.38%, 05/01/12	380,000

		6,038,750

	Utilities — 3.7%
1,500,000	AES Corp., 8.00%, 10/15/17	1,395,000
182,000	AES Corp. — 144A, 8.75%, 05/15/13	184,730
417,070	AES Eastern Energy, Series 99-A, 9.00%, 01/02/17	387,875
1,520,000	Calpine Construction Finance Company, LP/CCFC Finance Corp. — 144A, 8.00%, 06/01/16	1,455,400
1,040,000	Edison Mission Energy, 7.50%, 06/15/13	930,800
4,510,000	Edison Mission Energy, 7.00%, 05/15/17	3,461,425
760,000	Edison Mission Energy, 7.20%, 05/15/19	566,200
555,000	NRG Energy, Inc., 7.25%, 02/01/14	538,350
1,105,000	NRG Energy, Inc., 7.38%, 02/01/16	1,045,606
4,460,000	NRG Energy, Inc., 7.38%, 01/15/17	4,203,551
2,555,000	NRG Energy, Inc., 8.50%, 06/15/19	2,475,156
210,000	RRI Energy, Inc., 7.63%, 06/15/14	192,150
3,235,000	RRI Energy, Inc., 7.88%, 06/15/17	2,895,325

		19,731,568

	Total Corporate Bonds and Notes (Cost $533,960,879)	465,362,438

	Loan Participations—9.3%
1,867,474	ADESA, Inc. Term Loan B, Variable Rate, 2.56%, 10/18/13(1)	1,654,582
862,400	AMSCAN Holdings, Inc., Term Loan, Variable Rate, 2.91%, 05/25/13(1)	758,912
2,010,000	BLB Worldwide Holdings, 2nd Lien Term Loan, Variable Rate, 5.69%, 07/18/12(1)(9)	150,750
860,000	Cannery Casino Resorts LLC, 2nd Lien Term Loan, Variable Rate, 4.57%, 05/16/14(1)	621,350
255,304	Ceva Sante Animale, Letter of Credit, Variable Rate, 3.60%, 08/02/15(1)	182,542
764,786	Ceva Sante Animale, Term Loan, Variable Rate, 3.32%, 06/29/15(1)	546,822
434,687	Dole Food Company, Inc. (Bermuda), Term Loan C, Variable Rate, 8.00%, 04/12/13(1)	436,316
66,279	Dole Food Company, Inc., Credit Link, Variable Rate, 1.14%, 04/12/13(1)	66,527
116,666	Dole Food Company, Inc., Term Loan B, Variable Rate, 8.00%, 04/12/13(1)	117,103
4,489,662	Ford Motor Company, Term Loan, Variable Rate, 3.59%, 12/16/13(1)	3,265,107
2,164,412	Freescale Semiconductor, Inc., Term Loan B, Variable Rate, 2.07%, 11/29/13(1)	1,594,089
3,226,419	General Nutrition Centers, Inc., Term Loan B, Variable Rate, 3.02%, 09/16/13(1)	2,868,287
1,710,019	Great Lakes Entertainment, LLC, Term Loan, Variable Rate, 9.00%, 08/15/12(1)	1,624,518
305,168	Hawker Beechcraft Acquisition Company, LLC, Letter of Credit, Variable Rate, 2.60%, 03/26/14(1)	209,612
5,183,791	Hawker Beechcraft Acquisition Company, LLC, Term Loan, Variable Rate, 2.41%, 03/26/14(1)	3,560,617
3,260,000	Hit Entertainment, Inc., Tranche LN227528, 2nd Lien Term Loan, Variable Rate, 6.51%, 02/05/13(1)	1,108,400
750,000	Neff Rental, Inc., 2nd Lien Term Loan, Variable Rate, 3.82%, 11/20/14(1)	146,250
3,083,800	NewPage Corp., 1st Lien Term Loan, Variable Rate, 4.06%, 12/21/14(1)	2,678,622
1,328,052	Nielsen Finance, LLC, Term Loan, Variable Rate, 2.32%, 08/09/13(1)	1,198,567

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Loan Participations (continued)

$2,250,000	Panolam Industries, Term Loan, Variable Rate, 5.00%, 09/30/12(1)	$1,755,000
2,047,674	Rental Services Corp., 2nd Lien Term Loan, Variable Rate, 4.48%, 11/30/13(1)	1,576,709
2,580,000	Rite Aid Corp., Tranche 4, Term Loan, Variable Rate, 9.50%, 05/06/15(1)	2,575,699
3,095,406	Sabre, Inc., Term Loan B, Variable Rate, 3.00%, 09/30/14(1)	2,230,903
191,393	Smurfit-Stone Container Corp., CAD Revolver, Variable Rate, 3.11%, 11/01/09(1)	174,168
224,044	Smurfit-Stone Container Corp., Offering Credit Link, Variable Rate, 4.50%, 11/01/10(1)	205,374
577,156	Smurfit-Stone Container Corp., Revolver, Variable Rate, 3.27%, 11/02/09(1)	525,212
677,043	Smurfit-Stone Container Corp., Term Loan C, Variable Rate, 2.63%, 11/01/11(1)	620,341
175,282	Smurfit-Stone Container Corp., Term Loan Cl, Variable Rate, 2.63%, 11/01/11(1)	160,602
346,511	Smurift-Stone Container Corp., Term Loan B, Variable Rate, 2.63%, 11/01/11(1)	317,635
5,073,555	Texas Competitive Electric Holdings, Term Loan B2, Variable Rate, 3.82%, 10/10/14(1)	3,638,059
5,110,000	Toys “R” Us-Delaware, Inc., Term Loan B, Variable Rate, 4.57%, 07/19/12(1)	4,709,188
3,681,506	Travelport LLC, Dollar Term Loan, Variable Rate, 2.91%, 08/23/13(1)	2,905,323
668,494	Travelport LLC, Letter of Credit, Variable Rate, 3.10%, 08/23/13(1)	527,553
2,210,000	Travelport LLC, Term Loan C, Variable Rate, 10.50%, 08/23/13(1)	2,150,606
1,440,000	Veyance Technologies, Inc., 2nd Lien Term Loan, Variable Rate, 6.07%, 07/13/15(1)	378,000
1,684,480	Viant Holdings, Inc., Term Loan B, Variable Rate, 2.85%, 06/25/14(1)	1,448,653
460,931	Yankee Candle Company, Inc. (The), Term Loan B, Variable Rate, 2.31%, 02/06/14(1)	413,916

	Total Loan Participations (Cost $51,828,602)	49,101,914

Shares		Value

	Common Stocks — 0.0%
	Airlines — 0.0%
12,233	Delta Air Lines, Inc. *	$70,829
500,000	Delta Air Lines, Inc. (Escrow Certificates)*	3,500

		74,329

	Banks and Financial Services—0.0%
2,697,805	Adelphia Contingent Value Vehicle CVV, Series Acc — 1*	67,445

	Broadcast Services/Media—0.0%
840,000	Adelphia Communications (Escrow Certificates)*	15,750
620,000	Adelphia Communications (Escrow Certificates)*	11,625
1,305,000	Adelphia Communications, Series B (Escrow Certificates)*	24,469

		51,844

	Entertainment, Leisure and Recreation—0.0%
970	HRP — Class B*(14)	—
889	Shreveport Gaming Holdings, Inc.(14)	12,055

	Real Estate Development and Services—0.0%
10,080	Ashton Woods USA LLC, — Class B — 144A*	—

	Utilities — 0.0%
550,000	Mirant Corp. (Escrow Certificates)*(14)	55
1,220,000	Mirant Corp. (Escrow Certificates)*(14)	1

		56

	Total Common Stocks (Cost $3,189,643)	205,729

	Preferred Stocks — 0.1%
	Entertainment, Leisure and Recreation
3,709,670	Fontainebleau Resorts — 144A, 12.50%(12)(14) (Cost $3,641,694)	402,128

	Convertible Preferred Stocks — 0.4%
	Oil, Coal and Gas — 0.2%
2,304	Chesapeake Energy Corp. — 144A, 5.00%	153,792
19,142	Chesapeake Energy Corp., 4.50%	1,208,339

		1,362,131

	Telecommunications Equipment and Services—0.2%
18,825	Crown Castle International Corp., 6.25%*	893,011

	Total Convertible Preferred Stocks (Cost $3,003,505)	2,255,142

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Convertible Bonds — 0.7%
	Machinery—0.2%
$1,080,000	Terex Corp., 4.00%, 06/01/15	$1,057,050

	Medical Equipment, Supplies, and Services—0.3%
1,750,000	LifePoint Hospitals, Inc., 3.25%, 08/15/25	1,400,000

	Oil, Coal and Gas — 0.1%
800,000	Petroplus Finance, Ltd., Series PPHN — 144A (Bermuda), 3.38%, 03/26/13	677,049

	Telecommunications Equipment and Services—0.1%
510,000	Virgin Media, Inc., (United Kingdom) — 144A, 6.50%, 11/15/16	395,250

	Total Convertible Bonds (Cost $3,038,430)	3,529,349

	Total Securities (Cost $598,662,753)	520,856,700

	Repurchase Agreements—0.6%
2,968,343	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $2,968,344 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $3,031,358) (Cost $2,968,343)	2,968,343

	Total Investments — 98.8% (Cost $601,631,096)	523,825,043
	Other assets less liabilities — 1.2%	6,184,386

	Net Assets—100.0%	$530,009,429

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $601,631,096.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$18,585,868
Gross unrealized depreciation	(96,391,921)

Net unrealized depreciation	$(77,806,053)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 60.0%
	Aerospace and Defense — 1.6%
2,533	Boeing Company (The)	$107,653
527	L-3 Communications Holdings, Inc.	36,563
7,288	Lockheed Martin Corp.	587,777
12,563	Northrop Grumman Corp.	573,878
1,652	Raytheon Company	73,398
2,854	Rockwell Collins, Inc.	119,097
16,581	United Technologies Corp.	861,549

		2,359,915

	Agriculture — 0.8%
16,305	Archer-Daniels-Midland Company	436,484
3,811	Bunge, Ltd. (Bermuda)	229,613
1,097	CF Industries Holdings, Inc.	81,332
5,653	Monsanto Company	420,244

		1,167,673

	Apparel: Manufacturing and Retail — 0.5%
1,593	Aeropostale, Inc.*	54,592
2,264	Chico’s FAS, Inc.*	22,029
3,372	Foot Locker, Inc.	35,305
5,621	Gap, Inc. (The)	92,184
3,330	Jones Apparel Group, Inc.	35,731
182	Nordstrom, Inc.	3,620
13,482	Ross Stores, Inc.	520,405

		763,866

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.6%
769	BorgWarner, Inc.	26,261
5,907	Federal-Mogul Corp.*	55,821
18,735	Ford Motor Company*	113,721
22,882	Johnson Controls, Inc.	496,998
10,588	TRW Automotive Holdings Corp.*	119,644

		812,445

	Banks and Financial Services — 6.3%
2,038	Affiliated Managers Group, Inc.*	118,591
18,835	American Express Company	437,725
4,162	Ameriprise Financial, Inc.	101,012
92,752	Bank of America Corp.	1,224,326
13,975	Bank of New York Mellon Corp.	409,607
11,960	BB&T Corp.	262,881
890	BlackRock, Inc.	156,124
3,933	Capital One Financial Corp.	86,054
11,219	Charles Schwab Corp. (The)	196,781
120,459	Citigroup, Inc.	357,763
770	CME Group, Inc.	239,555
6,495	Comerica, Inc.	137,369
6,586	Eaton Vance Corp.	176,176
7,061	Federated Investors, Inc. — Class B	170,099
6,260	Franklin Resources, Inc.	450,783
5,653	Hudson City Bancorp, Inc.	75,128
3,717	Invesco, Ltd. (Bermuda)	66,237
620	Investment Technology Group, Inc.*	12,642
42,977	JPMorgan Chase & Company	1,465,946
3,925	MF Global Ltd. (Bermuda)*	23,275
3,431	Moody’s Corp.	90,407
11,394	Morgan Stanley	324,843
1,696	PNC Financial Services Group, Inc.	65,822
2,833	State Street Corp.	133,718
501	Student Loan Corp. (The)	18,637
2,680	SunTrust Banks, Inc.	44,086
12,817	T Rowe Price Group, Inc.	534,084
27,007	US Bancorp	483,965
4,777	Waddell & Reed Financial, Inc. — Class A	125,969
56,465	Wells Fargo & Company	1,369,842

		9,359,447

	Broadcast Services/Media — 2.0%
8,039	CBS Corp. — Class B	55,630
42,530	Comcast Corp. — Class A	616,259
6,705	Comcast Corp. — Special Class A	94,541
1,531	CTC Media, Inc.*	18,096
1,946	DISH Network Corp. — Class A*	31,545
11,439	Liberty Media Corp. — Interactive, Class A*	57,309
2,169	McGraw-Hill Companies, Inc. (The)	65,309
42,960	News Corp. — Class A	391,366
14,758	News Corp. — Class B	155,992
3,467	Scripps Networks Interactive — Class A	96,487
4,140	Time Warner Cable, Inc.	131,114
23,519	Time Warner, Inc.	592,443
25,073	Walt Disney Company (The)	584,953

		2,891,044

	Business Services and Supplies — 0.7%
20,030	Accenture, Ltd. — Class A (Bermuda)	670,203
5,534	Manpower, Inc.	234,310
1,706	Robert Half International, Inc.	40,296
7,409	SEI Investments Company	133,658

		1,078,467

	Chemicals — 0.5%
1,102	Air Products & Chemicals, Inc.	71,178
991	Ashland, Inc.	27,798
124	Celanese Corp. — Series A	2,945
15,724	Dow Chemical Company (The)	253,786
3,158	Eastman Chemical Company	119,688
6,994	EI du Pont de Nemours and Company	179,186

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Chemicals (continued)

11,535	Huntsman Corp.	$58,021
300	Nalco Holding Company	5,052

		717,654

	Computer Equipment, Software and Services — 6.1%
7,934	Adobe Systems, Inc.*	224,532
9,396	Apple, Inc.*	1,338,272
2,200	Autodesk, Inc.*	41,756
5,084	Cadence Design Systems, Inc.*	29,996
35,443	Dell, Inc.*	486,632
2,825	Electronic Arts, Inc.*	61,359
30,589	EMC Corp.*	400,716
20,395	Hewlett-Packard Company	788,267
15,086	Ingram Micro, Inc. — Class A*	264,005
13,420	International Business Machines Corp.	1,401,316
108,427	Microsoft Corp.	2,577,310
15,685	NetApp, Inc.*	309,308
38,560	Oracle Corp.	825,955
905	SanDisk Corp.*	13,294
14,232	Seagate Technology (Cayman Islands)	148,867
10,575	Sun Microsystems, Inc.*	97,502

		9,009,087

	Consumer Goods and Services — 3.2%
6,108	Altria Group, Inc.	100,110
9,275	Colgate-Palmolive Company	656,114
13,937	Lorillard, Inc.	944,510
410	NBTY, Inc.*	11,529
25,002	Philip Morris International, Inc.	1,090,587
32,426	Procter & Gamble Company (The)	1,656,969
4,478	Toro Company (The)	133,892
2,123	Whirlpool Corp.	90,355

		4,684,066

	Containers and Packaging — 0.2%
6,126	Ball Corp.	276,651
2,392	Packaging Corp. of America	38,750

		315,401

	Distribution — 0.1%
2,590	Tech Data Corp.*	84,719

	Diversified Operations and Services — 1.0%
120,297	General Electric Company	1,409,881

	Electronics — 0.7%
3,146	Arrow Electronics, Inc.*	66,821
4,650	Avnet, Inc.*	97,790
16,960	Emerson Electric Company	549,503
2,391	Garmin, Ltd. (Cayman Islands)	56,954
14,166	Harman International Industries, Inc.	266,321
3,182	Jabil Circuit, Inc.	23,610

		1,060,999

	Engineering — 0.1%
810	Fluor Corp.	41,545
1,660	Jacobs Engineering Group, Inc.*	69,869
1,107	URS Corp.*	54,819

		166,233

	Entertainment, Leisure and Recreation — 0.6%
8	Boyd Gaming Corp.*	68
14,358	Carnival Corp. (Panama)	370,006
1,012	Choice Hotels International, Inc.	26,929
15,620	Marriott International, Inc. — Class A	344,743
1,648	Penn National Gaming, Inc.*	47,973
1,926	Royal Caribbean Cruises, Ltd. (Liberia)	26,078
6,933	Wyndham Worldwide Corp.	84,028

		899,825

	Food and Beverage — 1.8%
16,332	Coca-Cola Company (The)	783,773
7,962	Coca-Cola Enterprises, Inc.	132,567
8,088	Hansen Natural Corp.*	249,272
3,193	Hershey Company (The)	114,948
7,690	Hormel Foods Corp.	265,613
17,414	PepsiCo, Inc.	957,072
3,250	Smithfield Foods, Inc.*	45,403
13,914	Tyson Foods, Inc. — Class A	175,456

		2,724,104

	Insurance — 1.4%
6,302	Aflac, Inc.	195,929
2,231	Allstate Corp. (The)	54,436
504	Chubb Corp. (The)	20,100
12,421	Coventry Health Care, Inc.*	232,397
6,288	Lincoln National Corp.	108,216
12,653	MetLife, Inc.	379,717
796	Principal Financial Group, Inc.	14,997
7,641	Prudential Financial, Inc.	284,398
10,485	Travelers Companies, Inc. (The)	430,304
17,859	Unum Group	283,244

		2,003,738

	Internet Services — 2.6%
4,453	Amazon.com, Inc.*	372,538
80,179	Cisco Systems, Inc.*	1,494,537
17,017	eBay, Inc.*	291,501
3,033	Google, Inc. — Class A*	1,278,682
14,180	Symantec Corp.*	220,641

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Internet Services (continued)

8,192	VeriSign, Inc.*	$151,388
2,519	Yahoo!, Inc.*	39,448

		3,848,735

	Machinery — 0.5%
5,309	AGCO Corp.*	154,333
130	Caterpillar, Inc.	4,295
5,568	Cummins, Inc.	196,049
9,129	Deere & Company	364,704
903	Rockwell Automation, Inc.	29,004

		748,385

	Manufacturing — 0.2%
1,136	Cooper Industries, Ltd. — Class A (Bermuda)	35,273
2,807	Dover Corp.	92,884
797	Eaton Corp.	35,554
11	Honeywell International, Inc.	345
242	Trinity Industries, Inc.	3,296
6,316	Tyco International, Ltd. (Switzerland)	164,090

		331,442

	Medical Equipment, Supplies, and Services — 3.0%
4,577	Baxter International, Inc.	242,398
102	Beckman Coulter, Inc.	5,828
1,144	Becton, Dickinson and Company	81,579
28,607	Boston Scientific Corp.*	290,075
1,877	Cardinal Health, Inc.	57,342
172	Gen-Probe, Inc.*	7,393
4,252	Hologic, Inc.*	60,506
6,475	Humana, Inc.*	208,884
30,505	Johnson & Johnson	1,732,683
3,028	McKesson Corp.	133,232
12,130	Medtronic, Inc.	423,216
8,479	Stryker Corp.	336,955
14,847	UnitedHealth Group, Inc.	370,878
840	WellCare Health Plans, Inc.*	15,532
4,726	WellPoint, Inc.*	240,506
3,825	Zimmer Holdings, Inc.*	162,945

		4,369,952

	Metals and Mining — 0.7%
12,501	Alcoa, Inc.	129,135
2,934	Allegheny Technologies, Inc.	102,485
6,480	Commercial Metals Company	103,874
1,766	Freeport-McMoRan Copper & Gold, Inc.	88,494
2,081	Newmont Mining Corp.	85,050
2,216	Nucor Corp.	98,457
7,943	Reliance Steel & Aluminum Company	304,933
2,394	Schnitzer Steel Industries, Inc. — Class A	126,547

		1,038,975

	Oil, Coal and Gas — 7.6%
5,061	Alpha Natural Resources, Inc.*	132,952
4,494	Apache Corp.	324,242
3,372	Chesapeake Energy Corp.	66,867
23,392	Chevron Corp.	1,549,720
6,139	Cimarex Energy Company	173,979
26,858	ConocoPhillips	1,129,647
14,714	Devon Energy Corp.	801,913
297	EOG Resources, Inc.	20,172
6,177	Exterran Holdings, Inc.*	99,079
54,542	Exxon Mobil Corp.	3,813,030
6,382	Frontier Oil Corp.	83,668
2,513	Hercules Offshore, Inc.*	9,977
1,209	Hess Corp.	64,984
4,022	Marathon Oil Corp.	121,183
308	Mariner Energy, Inc.*	3,619
1,452	Noble Corp.	43,923
9,532	Occidental Petroleum Corp.	627,301
23,720	Patterson-UTI Energy, Inc.	305,039
5,522	Peabody Energy Corp.	166,544
2,498	Pioneer Natural Resources Company	63,699
18,119	Schlumberger, Ltd. (Netherlands Antilles)	980,419
1,353	Southwestern Energy Company*	52,564
2,334	St. Mary Land & Exploration Company	48,711
4,424	Tesoro Corp.	56,318
821	Transocean, Ltd. (Switzerland)*	60,992
2,307	Unit Corp.*	63,604
24,489	Valero Energy Corp.	413,619
3,026	XTO Energy, Inc.	115,412

		11,393,177

	Paper and Forest Products — 0.2%
624	International Paper Company	9,441
6,301	Plum Creek Timber Company, Inc.	187,644
2,166	Rayonier, Inc.	78,734
1,446	Weyerhaeuser Company	44,002

		319,821

	Pharmaceuticals/Research and Development — 5.4%
10,107	Abbott Laboratories	475,433
1,782	Allergan, Inc.	84,788
17,000	Amgen, Inc.*	899,980
9,292	Biogen Idec, Inc.*	419,534
19,957	Bristol-Myers Squibb Company	405,327
929	Celgene Corp.*	44,443

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Pharmaceuticals/Research and Development (continued)

312	Charles River Laboratories International, Inc.*	$10,530
26,311	Eli Lilly and Company	911,413
6,601	Forest Laboratories, Inc.*	165,751
7,599	Genzyme Corp.*	423,036
18,605	Gilead Sciences, Inc.*	871,458
3,822	Medco Health Solutions, Inc.*	174,321
26,921	Merck & Company, Inc.	752,711
103,533	Pfizer, Inc.	1,552,996
9,516	Schering-Plough Corp.	239,042
10,907	Wyeth	495,069

		7,925,832

	Printing and Publishing — 0.0%
1,838	RR Donnelley & Sons Company	21,358

	Real Estate Investment Trusts — 0.7%
1,389	AvalonBay Communities, Inc.	77,701
416	Duke Realty Corp.	3,648
262	Equity Residential	5,824
2,861	Federal Realty Investment Trust	147,399
9,359	Host Hotels & Resorts, Inc.	78,522
4,596	Kimco Realty Corp.	46,190
5,756	Liberty Property Trust	132,618
4,927	Regency Centers Corp.	172,002
6,963	Simon Property Group, Inc.	358,107

		1,022,011

	Registered Investment Companies — 0.0%
5,350	Allied Capital Corp.	18,618

	Retail — 3.0%
7,687	Big Lots, Inc.*	161,658
9,952	CVS Caremark Corp.	317,170
6,859	Dollar Tree, Inc.*	288,764
15,388	Family Dollar Stores, Inc.	435,480
2,562	HSN, Inc.*	27,080
2,754	Kohl’s Corp.*	117,734
16,053	PetSmart, Inc.	344,497
363	Sears Holdings Corp.*	24,147
2,543	Target Corp.	100,372
17,652	TJX Companies, Inc. (The)	555,332
11,258	Walgreen Company	330,985
34,273	Wal-Mart Stores, Inc.	1,660,185

		4,363,404

	Retail: Restaurants — 0.1%
395	McDonald’s Corp.	22,709
138	Panera Bread Company — Class A*	6,881
3,555	YUM! Brands, Inc.	118,523

		148,113

	Retail: Supermarkets — 0.0%
263	Safeway, Inc.	5,357

	Scientific and Technical Instruments — 0.2%
7,990	Thermo Fisher Scientific, Inc.*	325,752

	Semiconductors — 1.6%
10,877	Broadcom Corp. — Class A*	269,641
1,568	Cypress Semiconductor Corp.*	14,426
12,472	Integrated Device Technology, Inc.*	75,331
86,099	Intel Corp.	1,424,939
26,872	LSI Corp.*	122,536
886	Marvell Technology Group, Ltd. (Bermuda)*	10,313
18,468	Texas Instruments, Inc.	393,368

		2,310,554

	Telecommunications Equipment and Services — 2.9%
1,704	ADC Telecommunications, Inc.*	13,564
67,652	AT&T, Inc.(1)	1,680,476
10,597	Embarq Corp.*	445,710
14,237	Motorola, Inc.	94,391
5,091	NII Holdings, Inc.*	97,085
19,228	QUALCOMM, Inc.	869,106
58,790	Sprint Nextel Corp.*	282,780
4,713	Telephone and Data Systems, Inc.	133,378
16,129	Tellabs, Inc.*	92,419
18,755	Verizon Communications, Inc.	576,341

		4,285,250

	Transportation — 1.4%
4,516	CH Robinson Worldwide, Inc.	235,509
6,168	Expeditors International of Washington, Inc.	205,641
7,817	FedEx Corp.	434,782
1,713	Norfolk Southern Corp.	64,529
21,096	United Parcel Service, Inc. — Class B	1,054,589

		1,995,050

	Utilities — 1.7%
33	American Water Works Company, Inc.	631
97	Calpine Corp.*	1,082
60,260	Duke Energy Corp.	879,194
53,827	Dynegy, Inc. — Class A*	122,187
15,099	Exelon Corp.	773,220
3,066	FPL Group, Inc.	174,333
971	Integrys Energy Group, Inc.	29,120
2,295	MDU Resources Group, Inc.	43,536
12,199	Mirant Corp.*	192,012
12,521	NiSource, Inc.	145,995

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Utilities (continued)

1,919	PPL Corp.	$63,250
4,018	Public Service Enterprise Group, Inc.	131,107

		2,555,667

	Total Common Stocks (Cost $103,471,553)	88,536,017

Principal

	US Treasury Securities — 0.5%
	US Treasury Bonds — 0.1%
$95,000	3.50%, 02/15/39	82,146

	US Treasury Inflation Index — 0.4%
183,200	1.75%, 01/15/28	172,895
427,042	2.50%, 01/15/29	453,731

		626,626

	US Treasury Notes — 0.0%
4,000	3.13%, 05/15/19	3,869

	Total US Treasury Securities (Cost $658,676)	712,641

	US Government Agency Securities — 12.3%
	Asset Backed: Mortgage and Home Equity — 1.6%
600,000	Fannie Mae Grantor Trust, Series 2001-T2, Class B, 6.02%, 11/25/10(5)	629,554
137,866	Fannie Mae, Series 1999-7, Class AB, 6.00%, 03/25/29(5)	147,068
760,000	Fannie Mae, Series 2003-35, Class TE, 5.00%, 05/25/18(5)	800,937
328,405	Fannie Mae, Series 2004-60, Class LB, 5.00%, 04/25/34(5)	345,162
426,554	Fannie Mae, Series 2004-99, Class AO, 5.50%, 01/25/34(5)	449,389

		2,372,110

	Fannie Mae — 7.0%
1,577,174	PL# 256219, 5.50%, 04/01/36(5)	1,624,228
66,158	PL# 535675, 7.00%, 01/01/16(5)	70,127
915	PL# 549906, 7.50%, 09/01/30(5)	999
1,412	PL# 552549, 7.50%, 09/01/30(5)	1,541
562	PL# 558384, 7.50%, 01/01/31(5)	614
1,904	PL# 568677, 7.50%, 01/01/31(5)	2,079
267	PL# 572762, 7.50%, 03/01/31(5)	291
15,360	PL# 582178, 7.50%, 06/01/31(5)	16,768
12,669	PL# 594316, 6.50%, 07/01/31(5)	13,616
2,374	PL# 602859, 6.50%, 10/01/31(5)	2,551
11,343	PL# 614924, 7.00%, 12/01/16(5)	12,055
625,302	PL# 735580, 5.00%, 06/01/35(5)	639,249
38,806	PL# 785183, 6.00%, 07/01/34(5)	40,807
42,272	PL# 793193, 5.50%, 07/01/19(5)	44,555
266,665	PL# 793693, 6.00%, 08/01/34(5)	280,420
203,418	PL# 888022, 5.00%, 02/01/36(5)	207,828
900,000	TBA, 5.50%, 07/01/24	941,625
200,000	TBA, 6.00%, 07/01/24	211,688
4,100,000	TBA, 5.00%, 07/01/39	4,174,312
2,000,000	TBA, 5.50%, 07/01/39	2,064,376

		10,349,729

	Federal Agricultural Mortgage Corp. — 0.3%
350,000	144A, 5.13%, 04/19/17(5)	370,765

	Freddie Mac Gold — 1.4%
73,518	PL# A39644, 5.50%, 11/01/35(5)	76,148
900,000	TBA, 5.00%, 07/01/24	930,375
1,000,000	TBA, 5.00%, 07/01/39	1,016,875

		2,023,398

	Government National Mortgage Association — 1.8%
2,389	PL# 461836, 7.00%, 01/15/28(5)	2,606
164,629	PL# 604404, 5.00%, 06/15/33(5)	168,925
484,221	PL# 639093, 5.00%, 01/15/35	495,948
364,159	PL# 639865, 5.00%, 06/15/35	372,978
80,719	PL# 781881, 5.00%, 03/15/35	82,421
200,000	TBA, 5.00%, 07/01/39	203,313
1,300,000	TBA, 5.50%, 07/01/39	1,338,609

		2,664,800

	Resolution Funding Strips — 0.2%
250,000	Zero coupon, 07/15/18(8)	170,339
250,000	Zero coupon, 10/15/18(8)	168,122

		338,461

	Total US Government Agency Securities (Cost $17,786,701)	18,119,263

	Corporate Bonds and Notes — 24.9%
	Advertising — 0.0%
10,000	Lamar Media Corp., Series B, 6.63%, 08/15/15	8,450

	Airlines — 0.5%
400,000	Continental Airlines, Inc., Series 2007-1A, 5.98%, 04/19/22(5)	330,000
300,000	Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57%, 11/18/10(5)	286,500
90,756	Delta Air Lines, Inc., Series 2007-1, Class A, 6.82%, 08/10/22(5)	75,328

		691,828

	Automobile: Rental — 0.0%
35,000	Hertz Corp., 8.88%, 01/01/14	32,200

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.3%
$300,000	Daimler Chrysler NA Holding, 5.88%, 03/15/11(5)	$304,987
970,000	General Motors Corp., 8.25%, 07/15/23(9)	118,825

		423,812

	Banks and Financial Services — 4.2%
100,000	AGFC Capital Trust I — 144A, Variable Rate, 6.00%, 01/15/67(1)	21,000
200,000	Aiful Corp. — 144A (Japan), 5.00%, 08/10/10(5)	122,000
190,000	American Express Company, Variable Rate, 6.80%, 09/01/66(1)(5)	136,800
10,000	BAC Capital Trust XIV, Variable Rate, 5.63%, perpetual(1)	5,000
140,000	Bear Stearns Companies, Inc. (The), 7.25%, 02/01/18(5)	147,558
210,000	Caterpillar Financial Service Corp., Series MTNF, 6.20%, 09/30/13(5)	222,339
330,000	Citigroup, Inc., 5.00%, 09/15/14(5)	276,645
300,000	Citigroup, Inc., 6.88%, 03/05/38(5)	264,950
220,000	Ford Motor Credit Company LLC, 7.38%, 10/28/09	218,114
129,000	Ford Motor Credit Company LLC, Floating Rate, 5.88%, 06/15/11(2)	111,908
480,000	General Electric Capital Corp., Series MTNA, 6.88%, 01/10/39	432,054
160,000	Glitnir Banki HF — 144A (Iceland), 6.33%, 07/28/11(8)(9)	26,000
380,000	Glitnir Banki HF — 144A (Iceland), Variable Rate, 6.69%, 06/15/16(1)(8)(9)	38
645,000	GMAC LLC — 144A, 6.63%, 05/15/12	538,574
108,000	GMAC LLC — 144A, 7.50%, 12/31/13	83,700
85,000	GMAC LLC — 144A, 8.00%, 12/31/18	53,975
165,000	GMAC LLC — 144A, 8.00%, 11/01/31	115,500
20,000	Goldman Sachs Capital II, Variable Rate, 5.79%, perpetual (1)	12,189
170,000	Goldman Sachs Group, Inc. (The), 4.50%, 06/15/10	174,201
70,000	Goldman Sachs Group, Inc. (The), 5.45%, 11/01/12	72,379
200,000	ICICI Bank, Ltd. — REG S (India), Variable Rate, 6.38%, 04/30/22(1)	156,215
220,000	JPMorgan Chase & Company, 5.13%, 09/15/14	218,935
270,000	JPMorgan Chase & Company, 5.15%, 10/01/15	266,144
220,000	JPMorgan Chase & Company, 6.13%, 06/27/17	217,369
130,000	Kaupthing Bank hf — 144A (Iceland), 7.13%, 05/19/16(8)(9)	13
710,000	Kaupthing Bank hf — 144A, Series 1 (Iceland), 7.63%, 02/28/15(8)(9)(14)	55,025
140,000	Landisbanki Islands hf — 144A (Iceland), 6.10%, 08/25/11(8)(9)	4,200
120,000	Lehman Brothers E — Capital Trust I, Floating Rate, 3.02%, 08/19/65(2)(9)	12
100,000	Lehman Brothers Holdings, Inc., Series MTN, 5.25%, 02/06/12(9)	14,750
480,000	Lehman Brothers Holdings, Inc., Series MTN, 6.75%, 12/28/17(9)	48
170,000	Mitsubishi UFJ Financial Group Capital Financial I, Ltd. (Cayman Islands), Variable Rate, 6.35%, perpetual(1)	148,820
260,000	Morgan Stanley, Series MTN, 5.63%, 01/09/12	266,086
100,000	Morgan Stanley, Series MTNF, Floating Rate, 1.56%, 10/18/16(2)	80,882
235,000	Resona Preferred Global Securities — 144A (Cayman Islands), Variable Rate, 7.19%, perpetual(1)	171,550
270,000	RSHB Capital (Luxembourg), 6.30%, 05/15/17	232,200
260,000	Santander Issuances — 144A (Spain), Variable Rate, 5.81%, 06/20/16(1)	209,139
60,000	SLM Corp., Series MTN, 5.05%, 11/14/14	46,422
265,000	SLM Corp., Series MTNA, 5.00%, 10/01/13	214,347
10,000	SLM Corp., Series MTNA, 5.00%, 04/15/15	7,617
45,000	SLM Corp., Series MTNA, 5.63%, 08/01/33	27,706
310,000	TNK-BP Finance SA — 144A (Luxembourg), 7.50%, 07/18/16	264,275
430,000	Wachovia Corp., 5.25%, 08/01/14	420,786

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Banks and Financial Services (continued)

$130,000	Wells Fargo Capital X, 5.95%, 12/15/36	$96,200

		6,153,665

	Broadcast Services/Media — 0.7%
60,000	CCH I, LLC/CCH I Capital Corp., 11.00%, 10/01/15(8)(9)	7,200
150,000	Comcast Cable Communications, 8.88%, 05/01/17(5)	176,366
240,000	Comcast Corp., 6.50%, 01/15/15(5)	254,565
20,000	Comcast Corp., 6.50%, 01/15/17(5)	21,217
20,000	Comcast Corp., 5.88%, 02/15/18(5)	20,273
15,000	CSC Holdings, Inc. — 144A, 8.63%, 02/15/19	14,588
10,000	CSC Holdings, Inc., Series B, 7.63%, 04/01/11	9,900
70,000	DIRECTV Holdings LLC/DIRECTV Financing Company, Inc., 8.38%, 03/15/13	70,175
30,000	Dish DBS Corp., 7.00%, 10/01/13	28,500
25,000	Dish DBS Corp., 7.75%, 05/31/15	23,813
10,000	Liberty Media Corp., 5.70%, 05/15/13	8,650
10,000	News America, Inc., 6.65%, 11/15/37	8,995
35,000	Rogers Cable, Inc. (Canada), 6.75%, 03/15/15	37,073
10,000	Time Warner Cable, Inc., 8.75%, 02/14/19	11,649
130,000	Time Warner Cable, Inc., 8.25%, 04/01/19	147,500
80,000	Time Warner Entertainment, 8.38%, 07/15/33	89,546
160,000	Time Warner, Inc., 6.88%, 05/01/12(5)	171,159

		1,101,169

	Chemicals — 0.0%
27,000	Westlake Chemical Corp., 6.63%, 01/15/16	23,625

	Construction Services and Supplies — 0.0%
65,000	K Hovnanian Enterprises, Inc., 6.25%, 01/15/15	33,150

	Consumer Goods and Services — 0.1%
100,000	Reynolds American, Inc., 6.75%, 06/15/17	93,370

	Entertainment, Leisure and Recreation — 0.1%
25,000	Boyd Gaming Corp., 6.75%, 04/15/14	20,250
80,000	Boyd Gaming Corp., 7.13%, 02/01/16	59,299
30,000	Inn of The Mountain Gods, 12.00%, 11/15/10(9)	12,000
5,000	MGM MIRAGE, 6.63%, 07/15/15	3,263
45,000	MGM MIRAGE, Inc., 7.63%, 01/15/17	29,138
15,000	Mohegan Tribal Gaming Authority, 6.13%, 02/15/13	11,325
10,000	Station Casinos, Inc., 6.88%, 03/01/16(8)(9)	250
90,000	Station Casinos, Inc., 7.75%, 08/15/16(8)(9)	31,050

		166,575

	Equipment Rental and Leasing — 0.1%
250,000	International Lease Finance Corp. E — Capital Trust II — 144A, Variable Rate, 6.25%, 12/21/65(1)	92,500

	Food and Beverage — 0.2%
310,000	Diageo Capital PLC (United Kingdom), 7.38%, 01/15/14(5)	350,751

	Funeral Services — 0.0%
10,000	Service Corp. International, 6.75%, 04/01/16	9,025
40,000	Service Corp. International, 7.63%, 10/01/18	37,100
35,000	Service Corp. International, 7.50%, 04/01/27	27,475

		73,600

	Insurance — 0.3%
40,000	American International Group, Inc., Series MTNG, 5.85%, 01/16/18(5)	21,162
40,000	ASIF Global Financing XIX — 144A, 4.90%, 01/17/13(5)	34,029
50,000	Humana, Inc., 7.20%, 06/15/18	45,057
300,000	Merna Reinsurance, Ltd., Series B — 144A (Bermuda), Floating Rate, 2.35%, 07/07/10(2)	279,420

		379,668

	Manufacturing — 0.0%
30,000	Tyco International Group SA (Luxembourg), 6.38%, 10/15/11	31,612

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Medical Equipment, Supplies, and Services — 0.4%
$125,000	DaVita, Inc., 6.63%, 03/15/13	$117,813
6,000	HCA, Inc., 6.30%, 10/01/12	5,505
160,000	HCA, Inc., 6.75%, 07/15/13	140,800
11,000	HCA, Inc., 5.75%, 03/15/14	8,800
20,000	HCA, Inc., 9.13%, 11/15/14	19,800
160,000	HCA, Inc., 9.25%, 11/15/16	157,599
27,000	HCA, Inc., 9.63%, 11/15/16(12)	26,730
45,000	Tenet Healthcare Corp. — 144A, 9.00%, 05/01/15	45,338
45,000	Tenet Healthcare Corp. — 144A, 10.00%, 05/01/18	47,250
20,000	WellPoint, Inc., 5.88%, 06/15/17	19,574

		589,209

	Metals and Mining — 0.7%
180,000	Alcoa, Inc., 6.00%, 07/15/13(5)	175,861
230,000	Evraz Group SA — 144A (Luxembourg), 8.88%, 04/24/13	188,600
190,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17(5)	191,425
210,000	Rio Tinto Finance USA, Ltd. (Australia), 6.50%, 07/15/18	210,123
65,000	Steel Dynamics, Inc., 6.75%, 04/01/15	57,850
101,000	Vale Overseas, Ltd. (Cayman Islands), 6.88%, 11/21/36	95,900
130,000	Vedanta Resources PLC — 144A (United Kingdom), 8.75%, 01/15/14	118,300

		1,038,059

	Office Equipment, Supplies, and Services — 0.0%
40,000	Xerox Corp., 6.75%, 02/01/17	36,400

	Oil, Coal and Gas — 3.0%
235,000	Anadarko Finance Company, Series B (Canada), 7.50%, 05/01/31(5)	229,306
35,000	Anadarko Petroleum Corp., 6.45%, 09/15/36(5)	31,462
150,000	Apache Corp., 6.00%, 09/15/13(5)	163,212
5,000	Chesapeake Energy Corp., 6.38%, 06/15/15	4,450
20,000	Chesapeake Energy Corp., 6.25%, 01/15/18	16,600
5,000	Chesapeake Energy Corp., 7.25%, 12/15/18	4,350
105,000	Complete Production Services, Inc., 8.00%, 12/15/16	89,775
80,000	Conoco, Inc., 6.95%, 04/15/29(5)	86,201
140,000	ConocoPhillips, 6.50%, 02/01/39(5)	149,021
125,000	Dynegy Holdings, Inc., 7.75%, 06/01/19	97,344
86,000	El Paso Corp., Series MTN, 7.80%, 08/01/31	70,151
25,000	El Paso Corp., Series MTN, 7.75%, 01/15/32	20,351
130,000	El Paso Natural Gas, 8.38%, 06/15/32(5)	141,405
500,000	El Paso Performance-Link — 144A, 7.75%, 07/15/11	490,693
250,000	Enterprise Products Operating LLP, 9.75%, 01/31/14(5)	287,377
120,000	Gaz Capital (Gazprom) — 144A (Luxembourg), 6.21%, 11/22/16	100,200
150,000	Hess Corp., 8.13%, 02/15/19	170,768
20,000	Hess Corp., 7.88%, 10/01/29(5)	21,693
110,000	Hess Corp., 7.30%, 08/15/31(5)	113,547
180,000	Kerr-McGee Corp., 6.95%, 07/01/24	167,018
110,000	Kerr-McGee Corp., 7.88%, 09/15/31	107,338
190,000	Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	199,135
50,000	Kinder Morgan Energy Partners LP, 5.85%, 09/15/12	52,126
20,000	Kinder Morgan Energy Partners LP, 6.00%, 02/01/17	19,841
200,000	Kinder Morgan Energy Partners LP, Series MTN, 6.95%, 01/15/38	193,738
150,000	Occidental Petroleum Corp., 7.00%, 11/01/13	171,731
50,000	OPTI Canada, Inc. (Canada), 7.88%, 12/15/14	32,375
75,000	OPTI Canada, Inc. (Canada), 8.25%, 12/15/14	49,500
40,000	Peabody Energy Corp., Series B, 6.88%, 03/15/13	39,600
307,000	Pemex Project Funding Master Trust, 6.63%, 06/15/35	277,661
80,000	Petrobas International Finance Company (Cayman Islands), 6.13%, 10/06/16	82,000
30,000	Pride International, Inc., 7.38%, 07/15/14	29,775

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Oil, Coal and Gas (continued)

$25,000	Semgroup LP — 144A, 8.75%, 11/15/15(8)(9)	$1,000
80,000	Shell International Finance (the Netherlands), 6.38%, 12/15/38	87,138
95,000	Suburban Propane Partners, 6.88%, 12/15/13	87,400
20,000	Williams Companies, Inc., 8.75%, 03/15/32	20,100
320,000	Williams Companies, Inc., Series A, 7.50%, 01/15/31	281,600
190,000	XTO Energy, Inc., 7.50%, 04/15/12	210,472
60,000	XTO Energy, Inc., 6.50%, 12/15/18	64,370

		4,461,824

	Paper and Forest Products — 0.1%
110,000	Weyerhaeuser Company, 6.75%, 03/15/12	110,040

	Pharmaceuticals/Research and Development — 0.2%
40,000	AmerisourceBergen Corp., 5.88%, 09/15/15(5)	38,126
120,000	FMC Finance III SA (Luxembourg), 6.88%, 07/15/17	111,600
110,000	Wyeth, 5.95%, 04/01/37	113,798

		263,524

	Printing and Publishing — 0.1%
80,000	Reed Elsevier Capital, 8.63%, 01/15/19	90,894
30,000	Sun Media Corp. (Canada), 7.63%, 02/15/13	19,725
40,000	TL Acquisitions, Inc. — 144A, 10.50%, 01/15/15	32,400

		143,019

	Private Asset Backed: Banks and Financial Services — 0.1%
190,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.99%, 08/13/42	162,323

	Private Asset Backed: Credit Cards — 0.4%
640,000	Washington Mutual Master Note Trust — 144A, Series 2006-A3A, Class A3, Floating Rate, 0.35%, 09/15/13(3)	639,019

	Private Asset Backed: Mortgage and Home Equity — 9.2%
266,020	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, Floating Rate, 0.55%, 09/25/35(3)	190,541
121,679	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, Floating Rate, 0.73%, 02/25/35(3)(5)	65,592
40,010	Adjustable Rate Mortgage Trust, Series 2004-5, Class 7A2, Floating Rate, 0.69%, 04/25/35(3)	32,521
250,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.12%, 10/10/45(5)	213,459
2,679,679	Bear Stearns Asset Backed Securities, Inc., Series 07-SD1, Class 1A3A, 6.50%, 10/25/36(5)	1,445,610
1,311,189	Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A2, Floating Rate, 0.52%, 12/25/36(3)	212,690
280,036	Countrywide Alternative Loan Trust, Series 2005-36, Class 3A1, Floating Rate, 4.85%, 08/25/35(3)(5)	181,082
723,941	Countrywide Alternative Loan Trust, Series 2005-56, Class 4A1, Floating Rate, 0.62%, 11/25/35(3)	323,365
782,321	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, Floating Rate, 0.64%, 11/20/35(3)(5)	353,331
148,553	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, 4.46%, 10/25/35	135,294
339,168	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, Floating Rate, 0.55%, 12/15/35(3)	130,776
684,029	Countrywide Home Loans — 144A, Series 2005-R3, Class AF, Floating Rate, 0.71%, 09/25/35(3)(5)	461,993
720,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49(5)	497,378
667,368	GMAC Mortgage Corp. Loan Trust, Series 2005-AR1, Class 3A, Floating Rate, 4.63%, 03/18/35(3)	391,758
1,091,276	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, Floating Rate, 0.52%, 11/25/36(3)	332,936

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Private Asset Backed: Mortgage and Home Equity (continued)

$424,696	GSAMP Trust — 144A, Series 2006-SD2, Class A1, Floating Rate, 0.42%, 05/25/46(3)(5)	$354,350
228,480	Impac CMB Trust, Series 2004-6, Class 1A1, Floating Rate, 1.11%, 10/25/34(3)	101,617
542,720	IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, Floating Rate, 6.11%, 09/25/37(3)	354,042
187,344	IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, 09/25/35	115,825
590,487	IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, Floating Rate, 5.69%, 08/25/37(3)	267,761
441,905	JPMorgan Mortgage Trust, Series 2004-A3, Class 1A1, Floating Rate, 3.86%, 07/25/34(3)	387,382
431,328	Lehman XS Trust, Series 2005-5N, Class 1A1, Floating Rate, 0.61%, 11/25/35(3)	180,425
322,382	Lehman XS Trust, Series 2005-7N, Class 1A1B, Floating Rate, 0.61%, 12/25/35(3)	79,030
369,882	Lehman XS Trust, Series 2006-GP4, Class 3A1A, Floating Rate, 0.38%, 08/25/46(3)	299,722
308,054	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, Floating Rate, 5.03%, 05/25/34(3)	273,423
1,098,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 2A2, 4.46%, 07/25/35	690,449
1,300,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class A3, 4.44%, 06/25/35	636,943
500,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, Floating Rate, 5.66%, 05/12/39(3)	407,079
168,786	MLCC Mortgage Investors, Inc., Series 2003-F, Class A1, Floating Rate, 0.63%, 10/25/28(3)	127,796
167,037	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A, Floating Rate, 0.76%, 07/25/34(3)	99,312
623,345	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A1, 5.50%, 05/25/35	590,035
289,958	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	277,906
1,552,252	Prime Mortgage Trust — 144A, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35	1,106,738
1,398,021	Residential Accredit Loans, Inc., Series 2005-QO3, Class A1, Floating Rate, 0.71%, 10/25/45(3)	634,591
711,510	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-15, Class 1A1, 5.06%, 07/25/35	487,681
284,856	Structured Asset Mortgage Investments, Inc., Series 2003-AR4, Class A1, Floating Rate, 0.66%, 01/19/34(3)	141,673
261,370	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A, Floating Rate, 0.63%, 01/25/45(3)	131,445
455,755	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, Floating Rate, 0.60%, 10/25/45(3)	238,433
488,309	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1B3, Floating Rate, 0.67%, 10/25/45(3)	158,439
573,464	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A2, Floating Rate, 0.59%, 11/25/45(3)	260,702
442,666	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1, 5.50%, 04/25/37	267,577

		13,638,702

	Private Asset Backed: Student Loans — 0.1%
170,000	Nelnet Student Loan Trust, Series 2008-4, Class A4, Floating Rate, 2.57%, 04/25/17(2)	167,498

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)

	Real Estate Development and Services — 0.0%
$230,000	Realogy Corp., 12.38%, 04/15/15	$64,400

	Real Estate Investment Trusts — 0.1%
50,000	Host Hotels & Resorts LP, Series Q, 6.75%, 06/01/16	43,375
40,000	Ventas Realty LP/Ventas Capital Corp., 6.75%, 04/01/17	35,900

		79,275

	Retail — 0.2%
252,622	CVS Caremark Corp. — 144A, 6.94%, 01/10/30(5)	228,580
20,000	JC Penney & Company, Inc., 7.40%, 04/01/37	15,784

		244,364

	Retail: Supermarkets — 0.1%
93,000	Delhaize America, Inc., 9.00%, 04/15/31(5)	112,896

	Scientific and Technical Instruments — 0.1%
80,000	Cie Generale de Geophysique (France), 7.50%, 05/15/15	73,400
40,000	Cie Generale de Geophysique (France), 7.75%, 05/15/17	36,400

		109,800

	Semiconductors — 0.0%
25,000	Freescale Semiconductor, Inc., 8.88%, 12/15/14	12,625
40,000	MagnaChip Semiconductor, Ltd. (Luxembourg), Floating Rate, 5.25%, 12/15/11(2)(9)	20

		12,645

	Telecommunications Equipment and Services — 1.8%
50,000	America Movil SAB de CV (Mexico), 5.63%, 11/15/17(5)	48,870
190,000	AT&T, Inc., 5.10%, 09/15/14	197,370
60,000	AT&T, Inc., 5.50%, 02/01/18(5)	59,912
10,000	AT&T, Inc., 5.80%, 02/15/19(5)	10,153
150,000	AT&T, Inc., 6.55%, 02/15/39(5)	149,733
15,000	Citizens Communications Company, 9.25%, 05/15/11	15,638
10,000	Citizens Communications Company, 7.88%, 01/15/27	8,000
180,000	Deutsche Telecom International Finance BV (the Netherlands), 5.75%, 03/23/16(5)	184,295
220,000	Koninklijke KPN NV (the Netherlands), 8.38%, 10/01/30	251,468
90,000	Level 3 Financing, Inc., 9.25%, 11/01/14	73,800
10,000	Nextel Communications, Inc., Series D, 7.38%, 08/01/15	7,975
130,000	Nextel Communications, Inc., Series E, 6.88%, 10/31/13	107,575
60,000	Nextel Communications, Inc., Series F, 5.95%, 03/15/14	47,250
20,000	Rogers Communications (Canada), 6.80%, 08/15/18	21,441
40,000	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14	42,875
270,000	Sprint Capital Corp., 8.38%, 03/15/12	265,950
60,000	Sprint Capital Corp., 8.75%, 03/15/32	48,300
200,000	Telecom Italia Capital (Luxembourg), 5.25%, 10/01/15	193,067
70,000	Telecom Italia Capital (Luxembourg), 7.00%, 06/04/18	70,816
90,000	Verizon Communications, Inc., 8.95%, 03/01/39	113,654
50,000	Verizon Global Funding Corp., 7.38%, 09/01/12	55,936
300,000	Verizon New York, Inc., Series A, 6.88%, 04/01/12	317,948
260,000	VIP FIN (VIMPELCOM) — 144A (Ireland), 8.38%, 04/30/13	235,950
140,000	Windstream Corp., 8.63%, 08/01/16	134,050

		2,662,026

	Transportation — 0.0%
20,000	Teekay Shipping Corp. (Marshall Islands), 8.88%, 07/15/11	19,850

	Utilities — 1.8%
80,000	AES Corp., 7.75%, 10/15/15	74,400
410,000	AES Corp., 8.00%, 10/15/17	381,300
70,000	Dominion Resources, Inc., 4.75%, 12/15/10(5)	71,943
140,000	Dominion Resources, Inc., 5.70%, 09/17/12(5)	148,918
80,000	Dominion Resources, Inc., Series D, 8.88%, 01/15/19(5)	95,403

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Corporate Bonds and Notes (continued)
	Utilities (continued)

$70,000	Edison Mission Energy, 7.00%, 05/15/17	$53,725
90,000	Edison Mission Energy, 7.20%, 05/15/19	67,050
40,000	Edison Mission Energy, 7.63%, 05/15/27	25,600
10,000	Energy Future Holdings Corp., 10.88%, 11/01/17	7,300
1,219,000	Energy Future Holdings Corp., 11.25%, 11/01/17(12)	743,590
5,000	Exelon Corp., 5.63%, 06/15/35(5)	4,025
160,000	FirstEnergy Corp., Series B, 6.45%, 11/15/11(5)	167,002
125,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31(5)	117,982
100,000	NRG Energy, Inc., 7.25%, 02/01/14	97,000
10,000	NRG Energy, Inc., 7.38%, 02/01/16	9,463
10,000	NRG Energy, Inc., 7.38%, 01/15/17	9,425
40,000	Pacific Gas & Electric Company, 8.25%, 10/15/18	48,813
90,000	Pacific Gas & Electric Company, 6.05%, 03/01/34	93,369
60,000	Pacific Gas & Electric Company, 5.80%, 03/01/37	60,300
210,000	TXU Corp., Series P, 5.55%, 11/15/14	132,598
105,000	TXU Corp., Series Q, 6.50%, 11/15/24	52,614
310,000	TXU Corp., Series R, 6.55%, 11/15/34	149,035

		2,610,855

	Total Corporate Bonds and Notes (Cost $52,391,690)	36,821,703

	Preferred Corporate Bonds and Notes — 0.9%
	Banks and Financial Services — 0.6%
190,000	Bank of America Corp., Series K, Variable Rate, 8.00%, perpetual(1)	158,680
40,000	Bank of America Corp., Series M, Variable Rate, 8.13%, perpetual(1)	33,408
90,000	Credit Suisse (Switzerland), Variable Rate, 5.86%, perpetual (1)(5)	58,500
200,000	Lehman Brothers Capital Trust VII, Series MTN, Variable Rate, 5.86%, perpetual (1)(9)	20
75,000	Rabobank Nederland — 144A (the Netherlands), Variable Rate, 11.00%, perpetual(1)	83,438
100,000	Royal Bank of Scotland Group PLC, Series MTNU (United Kingdom), Variable Rate, 7.64%, perpetual(1)	40,500
300,000	Shinsei Financial, Ltd. — 144A (Cayman Islands), Variable Rate, 6.42%, perpetual(1)	120,000
170,000	Wachovia Capital Trust III, Variable Rate, 5.80%, perpetual(1)	102,000
270,000	Wells Fargo Capital XV, Variable Rate, 9.75%, perpetual(1)	261,225

		857,771

	Insurance — 0.3%
430,000	MetLife, Inc., 6.40%, 12/15/36	307,450
250,000	Travelers Companies, Inc. (The), Variable Rate, 6.25%, 03/15/37(1)	201,491

		508,941

	Total Preferred Corporate Bonds and Notes (Cost $2,083,056)	1,366,712

Shares

	Preferred Stocks — 0.1%
	Banks and Financial Services
600	Fannie Mae, Series O, Floating Rate, 7.00%(2)	930
10,800	Fannie Mae, Series S, Variable Rate, 8.25%(1)	14,364
14,925	Freddie Mac, Series Z, Variable Rate, 8.38%(1)	18,209
178	Preferred Blocker, Inc. — 144A, 7.00%	76,551

	Total Preferred Stocks (Cost $704,949)	110,054

Principal

	Municipal Bonds — 0.6%
	Virginia
$963,145	Virginia State Housing Development Authority, Series C, Revenue Bond, 6.00%, 06/25/34 (Cost $947,298)	941,917

	Total Securities (Cost $178,043,923)	146,608,307

See notes to financial statements.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Repurchase Agreements — 5.6%
$8,313,730	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $8,313,733 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $8,484,806) (Cost $8,313,730)	$8,313,730

	Total Investments before Call and Put Options Written — 104.9% (Cost $186,357,653)	154,922,037

Contracts
	Call Options Written — (0.0)%
(5)	Eurodollar Future, expiring September 2009 @ 97.63 (Premium $4,127)	(21,344)

	Put Options Written — (0.0)%
(28)	Eurodollar Future, expiring March 2010 @ 98.38 (Premium $24,949)	(14,700)

	Total Investments net of Call and Put Options Written — 104.9% (Cost $186,328,577)	154,885,993
	Liabilities less other assets — (4.9)%	(7,229,012)

	Net Assets — 100.0%	$147,656,981

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $186,357,653.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$3,221,370
Gross unrealized depreciation	(34,656,986)

Net unrealized depreciation	$(31,435,616)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

LARGE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 98.1%
	Aerospace and Defense — 4.4%
111,600	Boeing Company (The)	$4,743,000
144,300	Goodrich Corp.	7,210,671
145,200	L-3 Communications Holdings, Inc.	10,073,976
318,300	Northrop Grumman Corp.	14,539,944
138,100	Raytheon Company	6,135,783
206,600	United Technologies Corp.	10,734,936

		53,438,310

	Agriculture — 0.4%
186,400	Archer-Daniels-Midland Company	4,989,928

	Airlines — 0.5%
158,400	Copa Holdings SA — Class A (Panama)	6,465,888

	Apparel: Manufacturing and Retail — 2.7%
257,700	Aeropostale, Inc.*	8,831,379
470,600	Coach, Inc.	12,649,728
128,700	Polo Ralph Lauren Corp.	6,890,598
120,100	Ross Stores, Inc.	4,635,860

		33,007,565

	Banks and Financial Services — 13.1%
484,900	Ameriprise Financial, Inc.	11,768,523
168,200	Bank of New York Mellon Corp.	4,929,942
684,200	BB&T Corp.	15,038,716
164,800	Credicorp, Ltd. (Bermuda)	9,591,360
381,100	Federated Investors, Inc. — Class B	9,180,699
185,300	Franklin Resources, Inc.	13,343,453
117,000	Goldman Sachs Group, Inc. (The)	17,250,480
962,200	Hudson City Bancorp, Inc.	12,787,638
371,400	JPMorgan Chase & Company	12,668,454
418,200	Knight Capital Group, Inc. — Class A*	7,130,310
430,800	Moody’s Corp.	11,351,580
323,300	Morgan Stanley	9,217,283
447,200	New York Community Bancorp, Inc.	4,780,568
389,100	NYSE Euronext	10,602,975
263,900	Wells Fargo & Company	6,402,214

		156,044,195

	Broadcast Services/Media — 2.8%
754,100	Comcast Corp. — Class A	10,926,909
478,400	CTC Media, Inc.*	5,654,688
385,800	DIRECTV Group, Inc. (The)*	9,533,118
232,800	McGraw-Hill Companies, Inc. (The)	7,009,608

		33,124,323

	Chemicals — 1.3%
220,400	Lubrizol Corp. (The)	10,427,124
311,700	Nalco Holding Company	5,249,028

		15,676,152

	Computer Equipment, Software and Services — 3.0%
517,800	Ingram Micro, Inc. — Class A*	9,061,500
565,000	Microsoft Corp.	13,430,050
250,600	Sybase, Inc.*	7,853,804
212,800	Western Digital Corp.*	5,639,200

		35,984,554

	Construction Services and Supplies — 0.3%
324,600	Owens Corning, Inc.*	4,148,388

	Consumer Goods and Services — 1.6%
361,900	Herbalife, Ltd. (Cayman Islands)	11,414,326
164,200	Procter & Gamble Company (The)	8,390,620

		19,804,946

	Containers and Packaging — 0.9%
232,600	Bemis Company, Inc.	5,861,520
210,400	Crown Holdings, Inc.*	5,079,056

		10,940,576

	Distribution — 0.4%
146,900	Tech Data Corp.*	4,805,099

	Electronics — 0.7%
359,900	Garmin, Ltd. (Cayman Islands)	8,572,818

	Entertainment, Leisure and Recreation — 0.7%
195,900	Netflix, Inc.*	8,098,506

	Food and Beverage — 2.6%
479,900	Coca-Cola Enterprises, Inc.	7,990,335
760,500	ConAgra Foods, Inc.	14,495,130
407,100	Sysco Corp.	9,151,608

		31,637,073

	Insurance — 9.4%
559,700	Allstate Corp. (The)	13,656,680
189,500	Assurant, Inc.	4,565,055
392,800	Chubb Corp. (The)	15,664,864
442,700	Cincinnati Financial Corp.	9,894,345
140,500	Hanover Insurance Group, Inc.	5,354,455

See notes to financial statements.

LARGE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Insurance (continued)

695,600	Lincoln National Corp.	$11,971,276
179,400	Odyssey Re Holdings Corp.	7,172,412
322,200	Platinum Underwriters Holdings, Ltd. (Bermuda)	9,211,698
455,400	Travelers Companies, Inc. (The)	18,689,616
479,300	Unum Group	7,601,698
390,100	WR Berkley Corp.	8,375,447

		112,157,546

	Internet Services — 0.6%
485,100	Symantec Corp.*	7,548,156

	Machinery — 0.8%
275,500	Joy Global, Inc.	9,840,860

	Manufacturing — 2.1%
222,100	Dover Corp.	7,349,289
243,700	Harsco Corp.	6,896,710
421,600	Tyco International, Ltd. (Switzerland)	10,953,168

		25,199,167

	Medical Equipment, Supplies, and Services — 4.7%
305,800	Health Net, Inc.*	4,755,190
172,000	Johnson & Johnson	9,769,600
181,700	McKesson Corp.	7,994,800
537,200	UnitedHealth Group, Inc.	13,419,256
392,200	WellPoint, Inc.*	19,959,058

		55,897,904

	Metals and Mining — 0.5%
159,000	Reliance Steel & Aluminum Company	6,104,010

	Oil, Coal and Gas — 18.8%
65,000	Apache Corp.	4,689,750
737,500	Chevron Corp.	48,859,375
737,300	ConocoPhillips	31,010,838
1,161,200	Exxon Mobil Corp.	81,179,492
208,000	Holly Corp.	3,739,840
582,300	Marathon Oil Corp.	17,544,699
105,200	Murphy Oil Corp.	5,714,464
627,900	Patterson-UTI Energy, Inc.	8,074,794
25,300	SEACOR Holdings, Inc.*	1,903,572
403,900	Sunoco, Inc.	9,370,480
732,500	Valero Energy Corp.	12,371,925

		224,459,229

	Pharmaceuticals/Research and Development — 6.0%
669,800	AmerisourceBergen Corp.	11,882,252
237,000	Amgen, Inc.*	12,546,780
219,700	Endo Pharmaceuticals Holdings, Inc.*	3,937,024
498,500	Forest Laboratories, Inc.*	12,517,335
2,040,000	Pfizer, Inc.	30,600,000

		71,483,391

	Printing and Publishing — 0.7%
742,800	RR Donnelley & Sons Company	8,631,336

	Retail — 1.9%
129,100	BJ’s Wholesale Club, Inc.*	4,160,893
400,300	TJX Companies, Inc. (The)	12,593,438
155,900	Tractor Supply Company*	6,441,788

		23,196,119

	Retail: Restaurants — 0.4%
101,400	Panera Bread Company — Class A*	5,055,804

	Retail: Supermarkets — 1.2%
406,900	Kroger Company (The)	8,972,145
429,100	SUPERVALU, Inc.	5,556,845

		14,528,990

	Semiconductors — 1.0%
550,000	Texas Instruments, Inc.	11,715,000

	Telecommunications Equipment and Services — 6.8%
2,091,100	AT&T, Inc.	51,942,924
324,000	NeuStar, Inc. — Class A*	7,179,840
389,900	Telephone and Data Systems, Inc.	11,034,170
372,600	Verizon Communications, Inc.	11,449,998

		81,606,932

	Transportation — 0.7%
171,400	Union Pacific Corp.	8,923,084

	Utilities — 7.1%
615,200	AES Corp. (The)*	7,142,472
383,400	DTE Energy Company	12,268,800
421,000	Edison International	13,244,660
369,300	FirstEnergy Corp.	14,310,375
937,000	NV Energy, Inc.	10,110,230

See notes to financial statements.

LARGE VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Utilities (continued)

366,200	Public Service Enterprise Group, Inc.	$11,949,106
318,500	Sempra Energy	15,807,155

		84,832,798

	Total Common Stocks (Cost $1,248,620,124)	1,177,918,647

Principal

	Repurchase Agreements — 2.2%
$26,800,488	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $26,800,496 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $27,337,156) (Cost $26,800,488)	26,800,488

	Total Investments — 100.3% (Cost $1,275,420,612)	1,204,719,135
	Liabilities less other assets — (0.3)%	(3,625,127)

	Net Assets — 100.0%	$1,201,094,008

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $1,275,420,612.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$72,091,917
Gross unrealized depreciation	(142,793,394)

Net unrealized depreciation	$(70,701,477)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 96.8%
	Advertising — 0.9%
84,400	Interpublic Group of Companies, Inc. (The)*	$426,220

	Aerospace and Defense — 3.7%
4,600	Boeing Company (The)	195,500
30,600	Empresa Brasileira de Aeronautica SA (ADR) (Brazil)	506,736
22,600	Northrop Grumman Corp.	1,032,368

		1,734,604

	Apparel: Manufacturing and Retail — 1.4%
24,900	Gap, Inc. (The)	408,360
19,200	Limited Brands, Inc.	229,824

		638,184

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.5%
22,100	PACCAR, Inc.	718,471

	Banks and Financial Services — 17.2%
18,900	American Express Company	439,236
128,355	Bank of America Corp.	1,694,286
16,400	Comerica, Inc.	346,860
56,800	JPMorgan Chase & Company	1,937,448
77,875	KeyCorp	408,065
20,151	PNC Financial Services Group, Inc.	782,060
11,600	SunTrust Banks, Inc.	190,820
369,700	Washington Mutual, Inc.	18,670
88,951	Wells Fargo & Company	2,157,950

		7,975,395

	Chemicals — 2.0%
13,900	Dow Chemical Company (The)	224,346
3,200	Eastman Chemical Company	121,280
13,400	PPG Industries, Inc.	588,260

		933,886

	Computer Equipment, Software and Services — 9.4%
96,966	CA, Inc.	1,690,117
71,100	Microsoft Corp.	1,690,047
44,700	Oracle Corp.	957,474

		4,337,638

	Consumer Goods and Services — 4.9%
6,600	Lorillard, Inc.	447,282
41,500	Philip Morris International, Inc.	1,810,230

		2,257,512

	Electronics — 2.6%
65,450	Tyco Electronics, Ltd. (Switzerland)	1,216,716

	Food and Beverage — 1.7%
7,100	Coca-Cola Company (The)	340,729
17,600	Kraft Foods, Inc. — Class A	445,984

		786,713

	Insurance — 9.0%
28,300	Allstate Corp. (The)	690,520
36,500	Conseco, Inc.*	86,505
53,300	Genworth Financial, Inc. — Class A	372,567
28,559	MetLife, Inc.	857,056
15,100	Prudential Financial, Inc.	562,022
21,700	Travelers Companies, Inc. (The)	890,568
61,900	XL Capital, Ltd. — Class A (Cayman Islands)	709,374

		4,168,612

	Internet Services — 1.9%
51,000	eBay, Inc.*	873,630

	Machinery — 1.6%
21,200	Cummins, Inc.	746,452

	Manufacturing — 2.8%
8,600	Honeywell International, Inc.	270,040
38,850	Tyco International, Ltd. (Switzerland)	1,009,323

		1,279,363

	Medical Equipment, Supplies, and Services — 1.7%
6,100	Johnson & Johnson	346,480
10,000	Zimmer Holdings, Inc.*	426,000

		772,480

	Metals and Mining — 0.9%
41,400	Alcoa, Inc.	427,662

	Oil, Coal and Gas — 4.4%
40,200	Royal Dutch Shell PLC — Class B (ADR) (United Kingdom)	2,044,572

	Pharmaceuticals/Research and Development — 8.3%
45,300	Bristol-Myers Squibb Company	920,043
17,000	Eli Lilly and Company	588,880
13,000	Merck & Company, Inc.	363,480
24,600	Pfizer, Inc.	369,000
63,300	Schering-Plough Corp.	1,590,096

		3,831,499

	Retail — 5.3%
41,352	Home Depot, Inc. (The)	977,148
38,000	JC Penney Company, Inc.	1,090,980
7,600	Wal-Mart Stores, Inc.	368,144

		2,436,272

See notes to financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Retail: Supermarkets — 2.9%
65,400	Safeway, Inc.	$1,332,198

	Semiconductors — 1.0%
21,800	Texas Instruments, Inc.	464,340

	Telecommunications Equipment and Services — 2.4%
87,300	Alcatel-Lucent (ADR) (France)*	216,504
47,100	Vodafone Group PLC (ADR) (United Kingdom)	917,979

		1,134,483

	Transportation — 2.3%
19,100	FedEx Corp.	1,062,342

	Utilities — 7.0%
22,000	Edison International	692,120
5,900	Entergy Corp.	457,368
23,100	Exelon Corp.	1,182,951
16,100	FPL Group, Inc.	915,446

		3,247,885

	Total Common Stocks (Cost $49,512,525)	44,847,129

	Preferred Stocks — 1.6%
	Banks and Financial Services
40,000	Citigroup, Inc., Series AA, 8.13% (Cost $658,025)	747,200

	Total Securities (Cost $50,170,550)	45,594,329

Principal

	Repurchase Agreements — 1.9%
$883,119	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $883,119 (Collateralized by US Treasury Bill, 0.31%, due 12/10/09, with a value of $903,733) (Cost $883,119)	883,119

	Total Investments — 100.3% (Cost $51,053,669)	46,477,448
	Liabilities less other assets — (0.3)%	(121,847)

	Net Assets — 100.0%	$46,355,601

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $51,053,669.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$4,200,204
Gross unrealized depreciation	(8,776,425)

Net unrealized depreciation	$(4,576,221)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

LARGE CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 98.7%
	Aerospace and Defense — 3.3%
10,400	Boeing Company (The)	$442,000
38,300	Goodrich Corp.	1,913,851
25,550	L-3 Communications Holdings, Inc.	1,772,659
21,250	Lockheed Martin Corp.	1,713,813
28,800	Northrop Grumman Corp.	1,315,584
26,300	Raytheon Company	1,168,509

		8,326,416

	Agriculture — 0.7%
41,150	Archer-Daniels-Midland Company	1,101,585
7,125	Monsanto Company	529,673

		1,631,258

	Airlines — 0.4%
25,050	Copa Holdings SA — Class A (Panama)	1,022,541

	Apparel: Manufacturing and Retail — 2.0%
26,000	Aeropostale, Inc.*	891,020
44,500	Coach, Inc.	1,196,160
61,800	Foot Locker, Inc.	647,046
26,050	Guess?, Inc.	671,569
17,000	Polo Ralph Lauren Corp.	910,180
19,575	Ross Stores, Inc.	755,595

		5,071,570

	Banks and Financial Services — 8.7%
21,375	American Express Company	496,755
46,000	Ameriprise Financial, Inc.	1,116,420
16,200	Bank of New York Mellon Corp.	474,822
21,300	BB&T Corp.	468,174
31,075	Broadridge Financial Solutions, Inc.	515,224
42,625	Charles Schwab Corp. (The)	747,643
18,600	Credicorp, Ltd. (Bermuda)	1,082,520
39,200	Federated Investors, Inc. — Class B	944,328
19,700	Franklin Resources, Inc.	1,418,597
14,975	Goldman Sachs Group, Inc. (The)	2,207,913
25,725	H&R Block, Inc.	443,242
130,925	Hudson City Bancorp, Inc.	1,739,992
7,250	IntercontinentalExchange, Inc.*	828,240
13,500	JPMorgan Chase & Company	460,485
41,500	Knight Capital Group, Inc. — Class A*	707,575
18,425	Lender Processing Services, Inc.	511,662
2,025	MasterCard, Inc. — Class A	338,803
37,900	Moody’s Corp.	998,665
23,300	Morgan Stanley	664,283
37,700	New York Community Bancorp, Inc.	403,013
40,700	NYSE Euronext	1,109,075
20,800	State Street Corp.	981,760
11,500	T Rowe Price Group, Inc.	479,205
7,175	Visa, Inc. — Class A	446,716
65,000	Wells Fargo & Company	1,576,900
40,000	Western Union Company	656,000

		21,818,012

	Broadcast Services/Media — 1.8%
65,575	Comcast Corp. — Class A	950,182
18,000	DIRECTV Group, Inc. (The)*	444,780
13,150	McGraw-Hill Companies, Inc. (The)	395,947
51,400	Shaw Communications, Inc. — Class B (Canada)	866,604
13,830	Time Warner Cable, Inc.	437,996
55,099	Time Warner, Inc.	1,387,943

		4,483,452

	Business Services and Supplies — 0.9%
16,175	Accenture, Ltd. — Class A (Bermuda)	541,216
12,600	Fiserv, Inc.*	575,820
12,450	Manpower, Inc.	527,133
30,700	SEI Investments Company	553,828

		2,197,997

	Chemicals — 1.7%
31,750	Celanese Corp. — Series A	754,063
12,500	Eastman Chemical Company	473,750
55,350	Lubrizol Corp. (The)	2,618,608
26,400	Nalco Holding Company	444,576

		4,290,997

	Computer Equipment, Software and Services — 9.8%
24,350	Apple, Inc.*	3,468,170
45,350	BMC Software, Inc.*	1,532,377
12,300	Computer Sciences Corp.*	544,890
58,600	Hewlett-Packard Company	2,264,890
27,700	Ingram Micro, Inc. — Class A*	484,750
46,575	International Business Machines Corp.	4,863,361
248,875	Microsoft Corp.	5,915,758
146,845	Oracle Corp.	3,145,420
9,300	Sybase, Inc.*	291,462
75,425	Western Digital Corp.*	1,998,763

		24,509,841

See notes to financial statements.

LARGE CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Construction Services and Supplies — 0.2%
34,400	Owens Corning, Inc.*	$439,632

	Consumer Goods and Services — 4.3%
40,425	Altria Group, Inc.	662,566
13,625	Colgate-Palmolive Company	963,833
51,925	Herbalife, Ltd. (Cayman Islands)	1,637,715
28,325	Jarden Corp.*	531,094
12,450	Kimberly-Clark Corp.	652,754
9,525	Lorillard, Inc.	645,509
55,800	Philip Morris International, Inc.	2,433,995
65,100	Procter & Gamble Company (The)	3,326,609

		10,854,075

	Containers and Packaging — 0.6%
11,100	Ball Corp.	501,276
17,100	Owens-Illinois, Inc.*	478,971
20,425	Pactiv Corp.*	443,223

		1,423,470

	Distribution — 0.2%
18,300	WESCO International, Inc.*	458,232

	Education — 0.6%
16,500	Apollo Group, Inc. — Class A*	1,173,480
8,850	DeVry, Inc.	442,854

		1,616,334

	Electronics — 1.2%
32,000	Arrow Electronics, Inc.*	679,680
59,800	Avnet, Inc.*	1,257,594
41,400	Garmin, Ltd. (Cayman Islands)	986,148

		2,923,422

	Engineering — 0.6%
18,125	Fluor Corp.	929,631
26,300	KBR, Inc.	484,972

		1,414,603

	Entertainment, Leisure and Recreation — 0.3%
19,800	Netflix, Inc.*	818,532

	Environmental Waste Management and Recycling Services — 0.3%
35,700	Republic Services, Inc.	871,437

	Food and Beverage — 3.7%
31,250	Coca-Cola Company (The)	1,499,688
27,075	Coca-Cola Enterprises, Inc.	450,799
75,000	ConAgra Foods, Inc.	1,429,500
43,025	Constellation Brands, Inc. — Class A*	545,557
34,650	Dean Foods Company*	664,934
29,975	Dr Pepper Snapple Group, Inc.*	635,170
24,950	Kraft Foods, Inc. — Class A	632,233
48,775	Pepsi Bottling Group, Inc. (The)	1,650,545
29,425	PepsiCo, Inc.	1,617,198

		9,125,624

	Insurance — 5.0%
9,600	ACE, Ltd. (Switzerland)	424,608
14,975	Aflac, Inc.	465,573
62,400	Allstate Corp. (The)	1,522,560
52,400	American Financial Group, Inc.	1,130,792
38,200	Axis Capital Holdings, Ltd. (Bermuda)	1,000,076
38,000	Chubb Corp. (The)	1,515,440
34,200	Endurance Specialty Holdings, Ltd. (Bermuda)	1,002,060
29,400	Lincoln National Corp.	505,974
9,600	Odyssey Re Holdings Corp.	383,808
28,800	Platinum Underwriters Holdings, Ltd. (Bermuda)	823,392
36,600	Progressive Corp. (The)*	553,026
10,650	Prudential Financial, Inc.	396,393
41,700	Travelers Companies, Inc. (The)	1,711,368
48,800	WR Berkley Corp.	1,047,736

		12,482,806

	Internet Services — 3.8%
14,075	Amazon.com, Inc.*	1,177,515
143,325	Cisco Systems, Inc.*	2,671,578
5,044	Google, Inc. — Class A*(5)	2,126,500
8,775	Priceline.com, Inc.*	978,851
136,325	Symantec Corp.*	2,121,217
31,750	Yahoo!, Inc.*	497,205

		9,572,866

	Machinery — 0.5%
33,600	Joy Global, Inc.	1,200,192

	Manufacturing — 2.8%
10,050	3M Company	604,005
27,250	Cooper Industries, Ltd. — Class A (Bermuda)	846,113
25,400	Dover Corp.	840,486
17,000	Harsco Corp.	481,100
8,925	ITT Corp.	397,163
22,425	Sherwin-Williams Company (The)	1,205,344
10,200	SPX Corp.	499,494
77,100	Tyco International, Ltd. (Switzerland)	2,003,057

		6,876,762

See notes to financial statements.

LARGE CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Medical Equipment, Supplies, and Services — 5.7%
30,725	Baxter International, Inc.	$1,627,196
51,475	Hologic, Inc.*	732,489
63,675	Johnson & Johnson	3,616,740
40,075	Kinetic Concepts, Inc.*	1,092,044
23,875	Life Technologies Corp.*	996,065
36,701	LifePoint Hospitals, Inc.*	963,401
26,300	McKesson Corp.	1,157,200
15,975	St Jude Medical, Inc.*	656,573
65,250	UnitedHealth Group, Inc.	1,629,945
36,100	WellPoint, Inc.*	1,837,129

		14,308,782

	Metals and Mining — 1.0%
13,400	Allegheny Technologies, Inc.	468,062
18,400	Freeport-McMoRan Copper & Gold, Inc.	922,024
14,225	Newmont Mining Corp.	581,376
13,900	Reliance Steel & Aluminum Company	533,621

		2,505,083

	Oil, Coal and Gas — 11.5%
24,750	Alpha Natural Resources, Inc.*	650,183
10,900	Apache Corp.	786,435
39,700	Chesapeake Energy Corp.	787,251
71,500	Chevron Corp.	4,736,874
69,400	ConocoPhillips	2,918,963
44,600	El Paso Corp.	411,658
145,825	Exxon Mobil Corp.	10,194,625
56,700	Marathon Oil Corp.	1,708,371
20,300	Murphy Oil Corp.	1,102,696
25,850	Noble Corp. (Switzerland)	781,963
77,300	Patterson-UTI Energy, Inc.	994,078
14,000	Schlumberger, Ltd. (Netherlands Antilles)	757,540
19,350	Southwestern Energy Company*	751,748
33,900	Sunoco, Inc.	786,480
63,500	Valero Energy Corp.	1,072,515

		28,441,380

	Pharmaceuticals/Research and Development — 7.9%
48,000	Abbott Laboratories	2,257,919
62,400	AmerisourceBergen Corp.	1,106,976
55,975	Amgen, Inc.*	2,963,316
19,550	Biogen Idec, Inc.*	882,683
51,650	Bristol-Myers Squibb Company	1,049,012
30,225	Eli Lilly and Company	1,046,994
33,600	Endo Pharmaceuticals Holdings, Inc.*	602,112
17,075	Express Scripts, Inc.*	1,173,906
29,200	Forest Laboratories, Inc.*	733,212
20,600	Gilead Sciences, Inc.*	964,904
25,225	Hospira, Inc.*	971,667
68,850	King Pharmaceuticals, Inc.*	663,026
206,400	Pfizer, Inc.	3,095,999
52,950	Schering-Plough Corp.	1,330,104
46,100	Sepracor, Inc.*	798,452

		19,640,282

	Real Estate Investment Trusts — 0.2%
11,347	Simon Property Group, Inc.	583,576

	Retail — 4.5%
30,125	Best Buy Company, Inc.	1,008,886
73,312	Big Lots, Inc.*	1,541,751
13,900	BJ’s Wholesale Club, Inc.*	447,997
18,900	Dollar Tree, Inc.*	795,690
22,850	Kohl’s Corp.*	976,838
42,300	Macy’s, Inc.	497,448
22,875	Target Corp.	902,876
63,259	TJX Companies, Inc. (The)	1,990,128
65,975	Wal-Mart Stores, Inc.	3,195,830

		11,357,444

	Retail: Restaurants — 1.4%
25,900	Brinker International, Inc.	441,077
11,725	Darden Restaurants, Inc.	386,691
39,775	McDonald’s Corp.	2,286,664
6,100	Panera Bread Company — Class A*	304,146

		3,418,578

	Retail: Supermarkets — 1.1%
59,775	Kroger Company (The)	1,318,039
34,200	Safeway, Inc.	696,654
51,500	SUPERVALU, Inc.	666,925

		2,681,618

	Security Services — 0.2%
18,918	Brink’s Company (The)	549,190

	Semiconductors — 1.9%
24,825	Broadcom Corp. — Class A*	615,412
127,450	Intel Corp.	2,109,297
93,200	Texas Instruments, Inc.	1,985,160

		4,709,869

See notes to financial statements.

LARGE CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Telecommunications Equipment and Services — 5.1%
201,500	AT&T, Inc.	$5,005,260
14,625	CommScope, Inc.*	384,053
82,900	Corning, Inc.	1,331,374
10,500	Embarq Corp.*	441,630
41,400	NeuStar, Inc. — Class A*	917,424
55,800	QUALCOMM, Inc.	2,522,160
71,100	Verizon Communications, Inc.	2,184,903

		12,786,804

	Transportation — 1.1%
12,800	CSX Corp.	443,264
18,850	JB Hunt Transport Services, Inc.	575,491
33,550	Union Pacific Corp.	1,746,613

		2,765,368

	Utilities — 3.7%
119,925	AES Corp. (The)*	1,392,329
17,900	Alliant Energy Corp.	467,727
37,500	DTE Energy Company	1,200,000
41,700	Edison International	1,311,882
29,400	FirstEnergy Corp.	1,139,250
31,300	NRG Energy, Inc.*	812,548
89,100	NV Energy, Inc.	961,389
18,500	Public Service Enterprise Group, Inc.	603,655
27,500	Sempra Energy	1,364,825

		9,253,605

	Total Common Stocks (Cost $274,841,081)	246,431,650

Principal

	Repurchase Agreements — 1.3%
$3,343,117	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $3,343,118 (Collateralized by various US Treasury Bills, 0.28%-0.31%, due 11/27/09-12/10/09, with a total value of $3,415,271) (Cost $3,343,117)	3,343,117

	Total Investments — 100.0% (Cost $278,184,198)	249,774,767
	Liabilities less other assets — (0.0)%	(47,402)

	Net Assets — 100.0%	$249,727,365

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $278,184,198.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$9,528,637
Gross unrealized depreciation	(37,938,068)

Net unrealized depreciation	$(28,409,431)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

LARGE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 97.1%
	Aerospace and Defense — 3.6%
237,533	General Dynamics Corp.	$13,156,953
174,936	Lockheed Martin Corp.	14,108,589
32,300	Northrop Grumman Corp.	1,475,464
184,215	Raytheon Company	8,184,672
59,000	United Technologies Corp.	3,065,640

		39,991,318

	Agriculture — 2.3%
60,800	Archer-Daniels-Midland Company	1,627,616
186,857	Monsanto Company	13,890,949
47,389	Mosaic Company (The)	2,099,333
91,078	Potash Corp. of Saskatchewan, Inc. (Canada)	8,474,808

		26,092,706

	Airlines — 0.0%
112,600	AMR Corp.*	452,652

	Apparel: Manufacturing and Retail — 1.7%
196,308	Abercrombie & Fitch Company — Class A	4,984,261
47,287	Buckle, Inc. (The)	1,502,308
124,530	Coach, Inc.	3,347,366
93,900	Foot Locker, Inc.	983,133
47,531	Gap, Inc. (The)	779,508
99,297	Guess?, Inc.	2,559,877
48,354	Nordstrom, Inc.	961,761
41,000	Ross Stores, Inc.	1,582,600
130,244	Urban Outfitters, Inc.*	2,718,192

		19,419,006

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 0.9%
92,496	Advance Auto Parts, Inc.	3,837,659
46,700	AutoNation, Inc.*	810,245
21,699	AutoZone, Inc.*	3,278,936
60,900	Johnson Controls, Inc.	1,322,748
23,000	Thor Industries, Inc.	422,510

		9,672,098

	Banks and Financial Services — 12.1%
113,461	American Express Company	2,636,834
31,600	Ameriprise Financial, Inc.	766,932
1,235,833	Bank of America Corp.	16,312,996
20,400	Bank of New York Mellon Corp.	597,924
89,300	Charles Schwab Corp. (The)	1,566,322
27,900	Federated Investors, Inc. — Class B	672,111
146,633	Goldman Sachs Group, Inc. (The)	21,619,569
64,300	Hudson City Bancorp, Inc.	854,547
5,800	IntercontinentalExchange, Inc.*	662,592
188,600	Itau Unibanco Banco Multiplo SA (ADR) (Brazil)	2,985,538
38,900	Jefferies Group, Inc.*	829,737
450,656	JPMorgan Chase & Company	15,371,876
62,552	MasterCard, Inc. — Class A	10,465,575
43,085	Moody’s Corp.	1,135,290
214,585	Morgan Stanley	6,117,818
18,800	Northern Trust Corp.	1,009,184
51,793	State Street Corp.	2,444,630
35,400	T Rowe Price Group, Inc.	1,475,118
605,906	US Bancorp	10,857,836
272,130	Visa, Inc. — Class A	16,942,813
676,708	Wells Fargo & Company	16,416,936
248,098	Western Union Company	4,068,807

		135,810,985

	Broadcast Services/Media — 0.4%
110,164	Comcast Corp. — Class A	1,596,276
91,599	Scripps Networks Interactive — Class A	2,549,201

		4,145,477

	Business Services and Supplies — 0.3%
50,326	Accenture, Ltd. — Class A (Bermuda)	1,683,908
11,000	Hewitt Associates, Inc. — Class A*	327,580
67,500	SAIC, Inc.*	1,252,125

		3,263,613

	Chemicals — 1.2%
45,700	Celanese Corp. — Series A	1,085,375
392,070	Dow Chemical Company (The)	6,328,010
28,700	EI du Pont de Nemours and Company	735,294
27,800	Ecolab, Inc.	1,083,922
33,040	FMC Corp.	1,562,792
20,800	International Flavors & Fragrances, Inc.	680,576
19,500	Lubrizol Corp. (The)	922,545
23,100	Sigma-Aldrich Corp.	1,144,836

		13,543,350

	Computer Equipment, Software and Services — 16.6%
17,400	Affiliated Computer Services, Inc. — Class A*	772,908
254,790	Apple, Inc.*	36,289,739
63,600	Automatic Data Processing, Inc.	2,253,984
210,526	BMC Software, Inc.*	7,113,674

See notes to financial statements.

LARGE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Computer Equipment, Software and Services (continued)

67,500	CA, Inc.	$1,176,525
101,406	Check Point Software Technologies, Ltd. (Israel)*	2,379,999
25,200	Cognizant Technology Solutions Corp. — Class A*	672,840
203,600	Dell, Inc.*	2,795,428
56,600	Electronic Arts, Inc.*	1,229,352
462,917	EMC Corp.*	6,064,213
162,213	Hewlett-Packard Company	6,269,532
349,824	International Business Machines Corp.	36,528,621
1,496,892	Microsoft Corp.	35,581,122
756,848	NetApp, Inc.*	14,925,043
1,065,280	Oracle Corp.	22,818,298
105,644	Riverbed Technology, Inc.*	2,449,884
39,900	SanDisk Corp.*	586,131
36,927	Sybase, Inc.*	1,157,292
131,313	Teradata Corp.*	3,076,664

		184,141,249

	Consumer Goods and Services — 2.3%
151,102	Altria Group, Inc.	2,476,562
27,000	Clorox Company (The)	1,507,410
21,400	Colgate-Palmolive Company	1,513,836
10,600	Energizer Holdings, Inc.*	553,744
13,700	Kimberly-Clark Corp.	718,291
261,445	Philip Morris International, Inc.	11,404,231
157,772	Procter & Gamble Company (The)	8,062,149

		26,236,223

	Containers and Packaging — 0.2%
42,700	Crown Holdings, Inc.*	1,030,778
44,800	Pactiv Corp.*	972,160

		2,002,938

	Distribution — 0.1%
13,700	Tech Data Corp.*	448,127
31,700	WESCO International, Inc.*	793,768

		1,241,895

	Diversified Operations and Services — 0.1%
66,400	McDermott International, Inc. (Panama)*	1,348,584

	Education — 0.7%
54,388	Apollo Group, Inc. — Class A*	3,868,075
44,284	ITT Educational Services, Inc.*	4,457,627

		8,325,702

	Electronics — 0.8%
47,300	Arrow Electronics, Inc.*	1,004,652
25,900	Avnet, Inc.*	544,677
161,628	Emerson Electric Company	5,236,747
19,200	Hubbell, Inc. — Class B	615,552
43,835	Synopsys, Inc.*	855,221
33,500	Thomas & Betts Corp.*	966,810

		9,223,659

	Engineering — 0.6%
92,950	Fluor Corp.	4,767,405
21,944	Jacobs Engineering Group, Inc.*	923,623
17,700	URS Corp.*	876,504

		6,567,532

	Entertainment, Leisure and Recreation — 0.6%
191,940	Wynn Resorts, Ltd.*	6,775,482

	Equipment Rental and Leasing — 0.1%
22,300	Aaron’s, Inc.	664,986

	Food and Beverage — 1.8%
127,404	Coca-Cola Company (The)	6,114,118
25,100	Dean Foods Company*	481,669
20,500	General Mills, Inc.	1,148,410
36,000	Hershey Company (The)	1,296,000
43,700	HJ Heinz Company	1,560,090
11,500	Kellogg Company	535,555
94,969	PepsiCo, Inc.	5,219,496
125,000	Sara Lee Corp.	1,220,000
89,088	Sysco Corp.	2,002,698

		19,578,036

	Insurance — 0.6%
28,100	Aflac, Inc.	873,629
37,200	Arthur J. Gallagher & Company	793,848
22,300	Brown & Brown, Inc.	444,439
64,500	Coventry Health Care, Inc.*	1,206,795
29,700	Endurance Specialty Holdings, Ltd. (Bermuda)	870,210
40,700	Marsh & McLennan Companies, Inc.	819,291
16,000	Reinsurance Group of America, Inc.	558,560
35,800	WR Berkley Corp.	768,626

		6,335,398

	Internet Services — 8.2%
65,613	Amazon.com, Inc.*	5,489,184
1,640,380	Cisco Systems, Inc.*	30,576,683
280,398	eBay, Inc.*	4,803,218

See notes to financial statements.

LARGE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Internet Services (continued)

205,964	Giant Interactive Group, Inc. (ADR) (Cayman Islands)	$1,672,428
75,030	Google, Inc. — Class A*	31,631,897
314,632	Juniper Networks, Inc.*	7,425,315
35,300	McAfee, Inc.*	1,489,307
237,800	Novell, Inc.*	1,077,234
20,397	Shanda Interactive Entertainment, Ltd. (ADR) (Cayman Islands)*	1,066,559
52,898	Sohu.com, Inc.*	3,323,581
202,996	Symantec Corp.*	3,158,618
32,900	Yahoo!, Inc.*	515,214

		92,229,238

	Machinery — 1.4%
167,064	Caterpillar, Inc.	5,519,794
139,281	Cummins, Inc.	4,904,084
16,444	Deere & Company	656,938
137,289	Joy Global, Inc.	4,903,963

		15,984,779

	Manufacturing — 1.6%
32,800	3M Company	1,971,280
44,500	Crane Company	992,795
196,397	Dover Corp.	6,498,776
52,732	Honeywell International, Inc.	1,655,785
83,084	Illinois Tool Works, Inc.	3,102,357
38,600	Leggett & Platt, Inc.	587,878
38,894	Parker Hannifin Corp.	1,670,886
16,200	Sherwin-Williams Company (The)	870,750

		17,350,507

	Medical Equipment, Supplies, and Services — 2.6%
32,700	Baxter International, Inc.	1,731,792
28,000	Gen-Probe, Inc.*	1,203,440
40,522	Humana, Inc.*	1,307,240
8,282	Intuitive Surgical, Inc.*	1,355,432
140,635	Johnson & Johnson	7,988,067
60,541	Life Technologies Corp.*	2,525,771
28,700	Lincare Holdings, Inc.*	675,024
34,015	McKesson Corp.	1,496,660
207,811	Medtronic, Inc.	7,250,526
21,000	Techne Corp.	1,340,010
48,430	Varian Medical Systems, Inc.*	1,701,830

		28,575,792

	Metals and Mining — 1.6%
38,700	AK Steel Holding Corp.	742,653
57,787	Barrick Gold Corp. (Canada)	1,938,754
167,300	BHP Billiton PLC (ADR) (United Kingdom)	7,605,458
42,700	Newmont Mining Corp.	1,745,149
120,618	Nucor Corp.	5,359,058

		17,391,072

	Oil, Coal and Gas — 8.2%
52,287	Apache Corp.	3,772,507
135,879	Baker Hughes, Inc.	4,951,431
44,000	Cameron International Corp.*	1,245,200
77,598	Diamond Offshore Drilling, Inc.	6,444,514
24,700	Dresser-Rand Group, Inc.*	644,670
78,293	Exxon Mobil Corp.	5,473,464
68,400	Frontier Oil Corp.	896,724
90,700	Helix Energy Solutions Group, Inc.*	985,909
55,303	Hess Corp.	2,972,536
78,853	Noble Energy, Inc.	4,649,961
180,332	Occidental Petroleum Corp.	11,867,649
48,032	Oceaneering International, Inc.*	2,171,046
312,075	Petroleo Brasileiro SA — Petrobras (ADR) (Brazil)	12,788,834
12,400	Praxair, Inc.	881,268
40,148	Schlumberger, Ltd. (Netherlands Antilles)	2,172,408
252,119	Smith International, Inc.	6,492,064
42,900	Southwestern Energy Company*	1,666,665
41,800	Tesoro Corp.	532,114
283,704	Transocean, Ltd. (Switzerland)*	21,076,371

		91,685,335

	Pharmaceuticals/Research and Development — 5.3%
327,238	Abbott Laboratories	15,393,276
12,100	Allergan, Inc.	575,718
66,476	AmerisourceBergen Corp.	1,179,284
94,400	Amgen, Inc.*	4,997,536
75,040	Amylin Pharmaceuticals, Inc.*	1,013,040
41,820	AstraZeneca PLC (ADR) (United Kingdom)	1,845,935
131,450	Bristol-Myers Squibb Company	2,669,750
56,700	Celgene Corp.*	2,712,528
25,600	Dendreon Corp.*	636,160
237,727	Eli Lilly and Company	8,234,863
34,520	Express Scripts, Inc.*	2,373,250
249,392	Gilead Sciences, Inc.*	11,681,521
18,800	Medco Health Solutions, Inc.*	857,468
30,400	Omnicare, Inc.	783,104

See notes to financial statements.

LARGE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Pharmaceuticals/Research and Development (continued)

21,900	OSI Pharmaceuticals, Inc.*	$618,237
99,700	Schering-Plough Corp.	2,504,464
43,900	Valeant Pharmaceuticals International*	1,129,108
16,300	Vertex Pharmaceuticals, Inc.*	580,932

		59,786,174

	Real Estate Investment Trusts — 0.4%
24,500	Digital Realty Trust, Inc.	878,325
15,500	Federal Realty Investment Trust	798,560
45,000	HCP, Inc.	953,550
18,200	Health Care REIT, Inc.	620,620
36,300	Nationwide Health Properties, Inc.	934,362

		4,185,417

	Retail — 5.9%
45,100	Barnes & Noble, Inc.	930,413
47,900	Best Buy Company, Inc.	1,604,171
21,200	Big Lots, Inc.*	445,836
55,300	Costco Wholesale Corp.	2,527,210
450,811	CVS Caremark Corp.	14,367,347
20,100	Dollar Tree, Inc.*	846,210
51,993	GameStop Corp. — Class A*	1,144,366
564,283	Lowe’s Companies, Inc.	10,952,733
57,800	PetSmart, Inc.	1,240,388
59,100	RadioShack Corp.	825,036
68,494	Target Corp.	2,703,458
225,062	TJX Companies, Inc. (The)	7,080,451
91,100	Walgreen Company	2,678,340
395,515	Wal-Mart Stores, Inc.	19,158,746

		66,504,705

	Retail: Restaurants — 3.4%
641,734	McDonald’s Corp.	36,893,288
19,500	YUM! Brands, Inc.	650,130

		37,543,418

	Retail: Supermarkets — 0.1%
35,200	Kroger Company (The)	776,160
31,200	Whole Foods Market, Inc.*	592,176

		1,368,336

	Scientific and Technical Instruments — 0.2%
26,700	Agilent Technologies, Inc.*	542,277
71,000	PerkinElmer, Inc.	1,235,400

		1,777,677

	Semiconductors — 4.6%
639,435	Altera Corp.	10,410,001
168,867	Analog Devices, Inc.	4,184,524
318,384	Emulex Corp.*	3,113,796
615,454	Intel Corp.	10,185,763
56,000	Intersil Corp. — Class A	703,920
1,700	LSI Corp.*	7,752
43,200	NVIDIA Corp.*	487,728
507,020	QLogic Corp.*	6,429,014
396,505	Texas Instruments, Inc.	8,445,557
384,669	Xilinx, Inc.	7,870,328

		51,838,383

	Telecommunications Equipment and Services — 3.4%
23,900	American Tower Corp. — Class A*	753,567
95,593	Brasil Telecom SA (ADR) (Brazil)	1,870,755
89,508	Corning, Inc.	1,437,498
158,400	Frontier Communications Corp.	1,130,976
40,200	Harris Corp.	1,140,072
89,400	Motorola, Inc.	592,722
32,800	NII Holdings, Inc.*	625,496
656,381	QUALCOMM, Inc.	29,668,422
78,000	Qwest Communications International, Inc.	323,700
67,200	Windstream Corp.	561,792

		38,105,000

	Toys — 0.1%
44,602	Hasbro, Inc.	1,081,152

	Transportation — 2.9%
34,100	CH Robinson Worldwide, Inc.	1,778,315
39,500	GATX Corp.	1,015,940
206,797	Norfolk Southern Corp.	7,790,043
386,609	Union Pacific Corp.	20,126,865
33,300	United Parcel Service, Inc. — Class B	1,664,667

		32,375,830

	Utilities — 0.2%
90,400	CenterPoint Energy, Inc.	1,001,632
8,100	FPL Group, Inc.	460,566
30,700	PPL Corp.	1,011,872

		2,474,070

	Total Common Stocks (Cost $1,130,608,991)	1,085,089,774

See notes to financial statements.

LARGE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Principal		Value

	Repurchase Agreements — 2.6%
$29,407,920	With State Street Bank and Trust, dated 06/30//09, 0.01%, due 07/01/09, repurchase proceeds at maturity $29,407,928 (Collateralized by various US Treasury Bills, 0.28%-0.31%, due 11/27/09-12/10/09, with a total value of $30,003,315) (Cost $29,407,920)	$29,407,920

	Total Investments — 99.7% (Cost $1,160,016,911)	1,114,497,694
	Other assets less liabilities — 0.3%	3,721,652

	Net Assets — 100.0%	$1,118,219,346

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $1,160,016,911.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$69,385,444
Gross unrealized depreciation	(114,904,661)

Net unrealized depreciation	$(45,519,217)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 99.2%
	Agriculture — 4.4%
108,200	Archer-Daniels-Midland Company	$2,896,514
41,470	Monsanto Company	3,082,880
22,700	Potash Corp. of Saskatchewan, Inc. (Canada)	2,112,235

		8,091,629

	Apparel: Manufacturing and Retail — 1.5%
51,000	Coach, Inc.	1,370,880
56,580	Guess?, Inc.	1,458,632

		2,829,512

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.1%
74,240	Honda Motor Company, Ltd. (ADR) (Japan)	2,031,949

	Banks and Financial Services — 7.3%
95,000	Charles Schwab Corp. (The)	1,666,300
20,150	Goldman Sachs Group, Inc. (The)	2,970,916
78,700	Morgan Stanley	2,243,737
56,490	PNC Financial Services Group, Inc.	2,192,377
52,820	T Rowe Price Group, Inc.	2,201,009
36,280	Visa, Inc.-— Class A	2,258,793

		13,533,132

	Business Services and Supplies — 1.3%
97,525	Robert Half International, Inc.	2,303,541

	Computer Equipment, Software and Services — 12.0%
171,200	Activision Blizzard, Inc.*	2,162,256
61,430	Adobe Systems, Inc.*	1,738,469
48,420	Apple, Inc.*	6,896,461
72,810	International Business Machines Corp.	7,602,819
54,000	MSCI, Inc. — Class A*	1,319,760
55,830	Salesforce.com, Inc.*	2,131,031

		21,850,796

	Construction Services and Supplies — 3.2%
6,453	NVR, Inc.*	3,241,923
302,330	Pulte Homes, Inc.	2,669,574

		5,911,497

	Consumer Goods and Services — 1.3%
91,800	Avon Products, Inc.	2,366,604

	Energy Services — 0.8%
8,920	First Solar, Inc.*	1,446,110

	Entertainment, Leisure and Recreation — 1.9%
65,630	International Game Technology	1,043,517
45,350	Starwood Hotels & Resorts Worldwide, Inc.	1,006,770
42,500	Wynn Resorts, Ltd.*	1,500,250

		3,550,537

	Food and Beverage — 1.1%
67,120	Hansen Natural Corp.*	2,068,638

	Internet Services — 11.0%
59,060	Amazon.com, Inc.*	4,940,960
70,410	F5 Networks, Inc.*	2,435,482
17,240	Google, Inc. — Class A*	7,268,211
119,100	Juniper Networks, Inc.*	2,810,760
66,800	McAfee, Inc.*	2,818,292

		20,273,705

	Machinery — 1.7%
49,260	Cummins, Inc.	1,734,445
39,450	Joy Global, Inc.	1,409,154

		3,143,599

	Medical Equipment, Supplies, and Services — 3.5%
43,200	Henry Schein, Inc.*	2,071,440
6,900	Intuitive Surgical, Inc.*	1,129,254
80,340	St Jude Medical, Inc.*	3,301,974

		6,502,668

	Metals and Mining — 3.9%
244,650	Alcoa, Inc.	2,527,235
56,830	Nucor Corp.	2,524,957
61,230	United States Steel Corp.	2,188,360

		7,240,552

	Oil, Coal and Gas — 6.5%
41,750	Occidental Petroleum Corp.	2,747,568
63,790	Petrohawk Energy Corp.*	1,422,517
68,570	Petroleo Brasileiro SA — Petrobras (ADR) (Brazil)	2,809,999
54,190	Southwestern Energy Company*	2,105,282
145,420	Weatherford International, Ltd. (Switzerland)*	2,844,414

		11,929,780

	Pharmaceuticals/Research and Development — 9.3%
81,240	Alexion Pharmaceuticals, Inc.*	3,340,589
38,040	Allergan, Inc.	1,809,943
52,830	Express Scripts, Inc.*	3,632,063
118,930	Gilead Sciences, Inc.*	5,570,681
56,280	Teva Pharmaceutical Industries, Ltd. (ADR) (Israel)	2,776,855

		17,130,131

See notes to financial statements.

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Retail — 3.8%
73,180	Best Buy Company, Inc.	$2,450,798
56,850	Kohl’s Corp.*	2,430,338
113,600	Lowe’s Companies, Inc.	2,204,976

		7,086,112

	Retail: Supermarkets — 1.2%
112,260	Whole Foods Market, Inc.*	2,130,695

	Semiconductors — 11.8%
328,690	Applied Materials, Inc.	3,605,728
105,950	ASML Holding NV (the Netherlands)	2,293,818
176,320	Broadcom Corp. — Class A*	4,370,972
128,860	Lam Research Corp.*	3,350,360
452,000	Micron Technology, Inc.*	2,287,120
251,360	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR) (Taiwan)	2,365,298
160,700	Xilinx, Inc.	3,287,922

		21,561,218

	Telecommunications Equipment and Services — 9.9%
510,000	Alcatel-Lucent (ADR) (France)*	1,264,800
48,000	China Mobile, Ltd. (ADR) (Hong Kong)	2,403,840
269,170	Corning, Inc.	4,322,870
29,310	Millicom International Cellular SA (Luxembourg)*	1,648,981
191,990	QUALCOMM, Inc.	8,677,948

		18,318,439

	Transportation — 0.7%
26,300	CH Robinson Worldwide, Inc.	1,371,545

	Total Common Stocks (Cost $176,242,010)	182,672,389

Principal

	Repurchase Agreements — 0.2%
$307,387	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $307,387 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $314,622) (Cost $307,387)	307,387

	Total Investments — 99.4% (Cost $176,549,397)	182,979,776
	Other assets less liabilities — 0.6%	1,163,647

	Net Assets — 100.0%	$184,143,423

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $176,549,397.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$18,267,223
Gross unrealized depreciation	(11,836,844)

Net unrealized appreciation	$6,430,379

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

MID VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 96.6%

	Advertising — 1.0%
205,000	Omnicom Group, Inc.	$6,473,900

	Aerospace and Defense — 3.1%
241,849	Goodrich Corp.	12,085,195
14,000	L-3 Communications Holdings, Inc.	971,320
166,700	Raytheon Company	7,406,481

		20,462,996

	Agriculture — 0.5%
70,700	Archer-Daniels-Midland Company	1,892,639
24,000	Bunge, Ltd. (Bermuda)	1,446,000

		3,338,639

	Airlines — 0.4%
103,811	AMR Corp.*	417,320
48,661	Continental Airlines, Inc. — Class B*	431,136
154,426	Delta Air Lines, Inc.*	894,127
16,800	SkyWest, Inc.	171,360
56,259	UAL Corp.*	179,466
128,409	US Airways Group, Inc.*	312,034

		2,405,443

	Apparel: Manufacturing and Retail — 0.9%
60,100	Cato Corp. — Class A (The)	1,048,144
74,500	Foot Locker, Inc.	780,015
74,800	Gap, Inc. (The)	1,226,720
114,000	Jones Apparel Group, Inc.	1,223,220
34,854	VF Corp.	1,929,169

		6,207,268

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 2.4%
136,000	Advance Auto Parts, Inc.	5,642,640
43,700	Autoliv, Inc.	1,257,249
27,403	Genuine Parts Company	919,645
82,500	Harley-Davidson, Inc.	1,337,325
190,200	Johnson Controls, Inc.	4,131,144
145,566	WABCO Holdings, Inc.	2,576,518

		15,864,521

	Banks and Financial Services — 9.8%
164,800	Advance America Cash Advance Centers, Inc.	730,064
66,800	Ameriprise Financial, Inc.	1,621,236
106,400	Banco Latinoamericano de Comercio Exterior, SA — Class E (Panama)	1,322,552
304,650	Bank of New York Mellon Corp.	8,929,292
54,000	BB&T Corp.	1,186,920
69,700	Capital One Financial Corp.	1,525,036
781,893	CIT Group, Inc.	1,681,070
44,400	Comerica, Inc.	939,060
20,619	Cullen/Frost Bankers, Inc.	950,948
233,500	Huntington Bancshares, Inc.	976,030
88,399	Invesco, Ltd. (Bermuda)	1,575,270
791,400	KeyCorp	4,146,936
26,522	M&T Bank Corp.	1,350,765
62,900	Morgan Stanley	1,793,279
560,849	People’s United Financial, Inc.	8,435,169
28,200	PNC Financial Services Group, Inc.	1,094,442
193,166	Regions Financial Corp.	780,391
22,259	SLM Corp.*	228,600
226,850	State Street Corp.	10,707,319
413,000	SunTrust Banks, Inc.	6,793,850
430,700	Western Union Company	7,063,480

		63,831,709

	Broadcast Services/Media — 1.3%
79,800	Belo Corp.	142,842
73,300	DISH Network Corp. — Class A*	1,188,193
259,300	Liberty Media Corp.- Entertainment- Series A*	6,936,275

		8,267,310

	Business Services and Supplies — 2.7%
242,200	Convergys Corp.*	2,247,616
94,300	Dun & Bradstreet Corp.	7,658,103
160,700	Fidelity National Information Services, Inc.	3,207,572
72,450	Manpower, Inc.	3,067,533
84,461	Ritchie Brothers Auctioneers, Inc. (Canada)	1,980,610

		18,161,434

	Chemicals — 4.3%
122,900	Air Products & Chemicals, Inc.	7,938,111
96,629	Eastman Chemical Company	3,662,239
80,900	FMC Corp.	3,826,570
113,253	Lubrizol Corp. (The)	5,357,999
35,700	NewMarket Corp.	2,403,681
146,500	PolyOne Corp.*	397,015
104,534	PPG Industries, Inc.	4,589,043

		28,174,658

	Computer Equipment, Software and Services — 6.7%
177,100	3Com Corp.*	834,141
45,269	Adobe Systems, Inc.*	1,281,113
61,298	Autodesk, Inc.*	1,163,436
309,147	BMC Software, Inc.*	10,446,077
50,577	Brocade Communications Systems, Inc.*	395,512
226,700	Cognizant Technology Solutions Corp. — Class A*	6,052,890
49,600	Computer Sciences Corp.*	2,197,280
272,000	Electronic Arts, Inc.*	5,907,840
81,600	Lexmark International, Inc. — Class A*	1,293,360
426,150	Parametric Technology Corp.*	4,981,694

See notes to financial statements.

MID VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Computer Equipment, Software and Services (continued)

691,300	Seagate Technology (Cayman Islands)	$7,230,998
79,700	Sun Microsystems, Inc.*	734,834
60,000	Western Digital Corp.*	1,590,000

		44,109,175

	Construction Services and Supplies — 0.6%
142,442	Cemex SAB de CV (ADR) (Mexico)*	1,330,407
39,794	Centex Corp.	336,657
50,599	Chicago Bridge & Iron Company NV (the Netherlands)	627,428
74,463	DR Horton, Inc.	696,974
12,041	Insituform Technologies, Inc. — Class A*	204,336
27,081	KB HOME	370,468
52,761	Pulte Homes, Inc.	465,880

		4,032,150

	Consumer Goods and Services — 1.9%
59,400	American Greetings Corp. — Class A	693,792
36,700	Black & Decker Corp. (The)	1,051,822
13,975	Blyth, Inc.	458,240
62,000	Eastman Kodak Company	183,520
69,800	Ethan Allen Interiors, Inc.	723,128
82,878	Lorillard, Inc.	5,616,642
30,664	Mohawk Industries, Inc.*	1,094,092
122,400	Newell Rubbermaid, Inc.	1,274,184
41,800	Whirlpool Corp.	1,779,008

		12,874,428

	Containers and Packaging — 0.2%
60,500	Sonoco Products Company	1,448,975

	Distribution — 0.1%
5,148	WW Grainger, Inc.	421,518

	Diversified Operations and Services — 0.2%
38,879	McDermott International, Inc. (Panama)*	789,632
19,977	PICO Holdings, Inc.*	573,340

		1,362,972

	Electronics — 2.2%
173,600	Amphenol Corp. — Class A	5,492,704
197,300	Avnet, Inc.*	4,149,219
122,400	Benchmark Electronics, Inc.*	1,762,560
275,155	Celestica, Inc. (Canada)*	1,876,557
29,100	Thomas & Betts Corp.*	839,826
99,500	Vishay Intertechnology, Inc.*	675,605

		14,796,471

	Engineering — 0.4%
15,990	Fluor Corp.	820,127
29,822	Foster Wheeler AG (Switzerland)*	708,273
18,812	Jacobs Engineering Group, Inc.*	791,797
32,132	KBR, Inc.	592,514

		2,912,711

	Entertainment, Leisure and Recreation — 0.7%
106,417	National CineMedia, Inc.	1,464,298
150,034	Regal Entertainment Group — Class A	1,993,951
57,666	Royal Caribbean Cruises, Ltd. (Liberia)	780,798
22,315	Starwood Hotels & Resorts Worldwide, Inc.	495,393

		4,734,440

	Equipment Rental and Leasing — 0.0%
31,357	United Rentals, Inc.*	203,507

	Food and Beverage — 3.4%
25,400	Cal-Maine Foods, Inc.	633,984
103,500	ConAgra Foods, Inc.	1,972,710
122,500	Del Monte Foods Company	1,149,050
89,000	HJ Heinz Company	3,177,300
133,500	JM Smucker Company (The)	6,496,110
108,950	McCormick & Company, Inc.	3,544,144
72,400	Pepsi Bottling Group, Inc. (The)	2,450,016
52,500	PepsiAmericas, Inc.	1,407,525
107,600	Sara Lee Corp.	1,050,176
266	Seaboard Corp.	298,452

		22,179,467

	Insurance — 8.7%
65,200	Aflac, Inc.	2,027,068
20,700	Allied World Assurance Holdings, Ltd. (Bermuda)	845,181
56,700	Allstate Corp. (The)	1,383,480
78,700	American Financial Group, Inc.	1,698,346
198,941	Aon Corp.	7,533,895
10,624	Arch Capital Group, Ltd. (Bermuda)*	622,354
94,600	Aspen Insurance Holdings, Ltd. (Bermuda)	2,113,364
190,835	Assurant, Inc.	4,597,215
70,799	Axis Capital Holdings, Ltd. (Bermuda)	1,853,518
39,400	Chubb Corp. (The)	1,571,272
31,800	CIGNA Corp.	766,062
87,100	Cincinnati Financial Corp.	1,946,685
80,800	Coventry Health Care, Inc.*	1,511,768
82,336	Everest Re Group, Ltd. (Bermuda)	5,892,788
70,100	Horace Mann Educators Corp.*	698,897
85,800	IPC Holdings, Ltd. (Bermuda)	2,345,772
126,455	Lincoln National Corp.	2,176,291

See notes to financial statements.

MID VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Insurance (continued)

293,908	Marsh & McLennan Companies, Inc.	$5,916,367
86,615	PartnerRe, Ltd. (Bermuda)	5,625,644
22,006	Transatlantic Holdings, Inc.	953,520
1,200	White Mountains Insurance Group, Ltd. (Bermuda)	274,692
55,787	Willis Group Holdings, Ltd. (Bermuda)	1,435,400
339,260	XL Capital, Ltd. — Class A (Cayman Islands)	3,887,920

		57,677,499

	Internet Services — 1.6%
71,800	eBay, Inc.*	1,229,934
60,163	McAfee, Inc.*	2,538,277
117,100	TIBCO Software, Inc.*	839,607
400,300	Yahoo!, Inc.*	6,268,698

		10,876,516

	Machinery — 1.2%
26,533	AGCO Corp.*	771,314
140,073	Cummins, Inc.	4,931,971
86,547	Manitowoc Company, Inc. (The)	455,237
26,006	Rockwell Automation, Inc.	835,313
90,947	Terex Corp.*	1,097,730

		8,091,565

	Manufacturing — 4.3%
63,024	AO Smith Corp.	2,052,692
90,330	Cooper Industries, Ltd. — Class A (Bermuda)	2,804,747
58,900	Crane Company	1,314,059
66,213	Eaton Corp.	2,953,762
42,200	EnPro Industries, Inc.*	760,022
48,800	Mueller Industries, Inc.	1,015,040
53,049	Parker Hannifin Corp.	2,278,985
60,350	Precision Castparts Corp.	4,407,361
89,600	Sherwin-Williams Company (The)	4,816,000
23,800	Tredegar Corp.	317,016
222,000	Tyco International, Ltd. (Switzerland)	5,767,559

		28,487,243

	Medical Equipment, Supplies, and Services — 6.0%
133,400	Cardinal Health, Inc.	4,075,370
25,584	Covance, Inc.*	1,258,733
135,350	CR Bard, Inc.	10,076,808
12,500	Hill-Rom Holdings, Inc.	202,750
380,400	Hologic, Inc.*	5,413,092
18,589	Humana, Inc.*	599,681
31,400	Kindred Healthcare, Inc.*	388,418
87,300	Kinetic Concepts, Inc.*	2,378,925
29,599	Life Technologies Corp.*	1,234,870
23,654	McKesson Corp.	1,040,776
136,900	Stryker Corp. (1)	5,440,406
36,241	Universal Health Services, Inc. — Class B	1,770,373
131,800	Zimmer Holdings, Inc.*	5,614,680

		39,494,882

	Metals and Mining — 1.0%
41,100	Carpenter Technology Corp.	855,291
39,416	Freeport-McMoRan Copper & Gold, Inc.	1,975,135
41,583	Nucor Corp.	1,847,533
39,497	Steel Dynamics, Inc.	581,791
34,678	United States Steel Corp.	1,239,392

		6,499,142

	Office Equipment, Supplies, and Services — 0.4%
109,500	Steelcase, Inc. — Class A	637,290
303,800	Xerox Corp.	1,968,624

		2,605,914

	Oil, Coal and Gas — 6.1%
124,300	Baker Hughes, Inc.	4,529,492
111,843	BJ Services Company	1,524,420
45,965	Cameron International Corp.*	1,300,810
127,977	El Paso Corp.	1,181,228
79,764	Enbridge, Inc. (Canada)	2,770,204
29,460	EQT Corp.	1,028,449
110,900	Hess Corp.	5,960,874
36,200	Holly Corp.	650,876
70,000	Marathon Oil Corp.	2,109,100
54,200	Murphy Oil Corp.	2,944,144
54,512	Newfield Exploration Company*	1,780,907
77,700	Patterson-UTI Energy, Inc.	999,222
43,926	Pioneer Natural Resources Company	1,120,113
43,780	Questar Corp.	1,359,807
41,469	Southwestern Energy Company*	1,611,071
106,394	Sunoco, Inc.	2,468,341
82,200	Tesoro Corp.	1,046,406
13,953	Transocean, Ltd. (Switzerland)*	1,036,568
33,260	Ultra Petroleum Corp. (Canada)*	1,297,140
37,500	Valero Energy Corp.	633,375
30,200	Walter Industries, Inc.	1,094,448
89,390	Weatherford International, Ltd. (Switzerland)*	1,748,468

		40,195,463

	Paper and Forest Products — 0.2%
44,459	Rayonier, Inc.	1,616,085

See notes to financial statements.

MID VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Pharmaceuticals/Research and Development — 2.2%
67,000	AmerisourceBergen Corp.	$1,188,580
49,300	Endo Pharmaceuticals Holdings, Inc.*	883,456
116,300	Forest Laboratories, Inc.*	2,920,293
38,352	Hospira, Inc.*	1,477,319
316,421	King Pharmaceuticals, Inc.*	3,047,134
374,879	Mylan, Inc.*	4,892,171

		14,408,953

	Printing and Publishing — 0.1%
49,800	Scholastic Corp.	985,542

	Real Estate Development and Services — 0.2%
41,620	St Joe Company (The)*	1,102,514

	Real Estate Investment Trusts — 1.4%
20,879	AvalonBay Communities, Inc.	1,167,971
12,788	Boston Properties, Inc.	609,988
42,800	Entertainment Properties Trust	881,680
55,689	Equity Residential	1,237,966
97,500	Hospitality Properties Trust	1,159,275
243,300	HRPT Properties Trust	987,798
138,300	Medical Properties Trust, Inc.	839,481
38,129	ProLogis	307,320
38,998	RAIT Investment Trust	53,427
140,285	Sunstone Hotel Investors, Inc.	750,525
30,872	Ventas, Inc.	921,838
14,462	Walter Investment Management Corp.*	192,055

		9,109,324

	Retail — 1.0%
65,800	Barnes & Noble, Inc.	1,357,454
42,140	Bed Bath & Beyond, Inc.*	1,295,805
43,471	Family Dollar Stores, Inc.	1,230,229
121,109	Macy’s, Inc.	1,424,242
82,300	RadioShack Corp.	1,148,908

		6,456,638

	Retail: Restaurants — 0.5%
39,100	Bob Evans Farms, Inc.	1,123,734
56,700	Brinker International, Inc.	965,601
20,800	Darden Restaurants, Inc.	685,984
110,900	Ruby Tuesday, Inc.*	738,594

		3,513,913

	Retail: Supermarkets — 0.5%
17,800	Kroger Company (The)	392,490
89,600	Safeway, Inc.	1,825,152
80,058	SUPERVALU, Inc.	1,036,751

		3,254,393

	Rubber Products — 0.1%
73,662	Goodyear Tire & Rubber Company (The)*	829,434

	Scientific and Technical Instruments — 1.0%
68,813	Agilent Technologies, Inc.*	1,397,592
125,800	Thermo Fisher Scientific, Inc.*	5,128,866

		6,526,458

	Semiconductors — 2.8%
194,500	Analog Devices, Inc.	4,819,710
56,449	ASML Holding NV (the Netherlands)	1,222,121
48,230	Lam Research Corp.*	1,253,980
1,451,122	LSI Corp.*	6,617,116
114,984	Maxim Integrated Products, Inc.	1,804,099
80,093	Microchip Technology, Inc.	1,806,097
244,227	Micron Technology, Inc.*	1,235,789
1,100	MKS Instruments, Inc.*	14,509

		18,773,421

	Sporting Goods and Equipment — 0.1%
37,200	Cabela’s, Inc.*	457,560

	Telecommunications Equipment and Services — 1.4%
82,795	CenturyTel, Inc.	2,541,806
57,339	Embarq Corp.*	2,411,678
61,900	NII Holdings, Inc.*	1,180,433
492,219	Qwest Communications International, Inc.	2,042,709
134,732	Windstream Corp.	1,126,360

		9,302,986

	Tools — 0.2%
34,482	Stanley Works (The)	1,166,871

	Toys — 1.3%
79,187	Hasbro, Inc.	1,919,493
399,500	Mattel, Inc.	6,411,975

		8,331,468

	Transportation — 2.4%
24,300	Arkansas Best Corp.	640,305
47,374	CSX Corp.	1,640,562
153,600	JB Hunt Transport Services, Inc.	4,689,408
83,631	Kansas City Southern*	1,347,295
119,200	Norfolk Southern Corp.	4,490,264
33,400	Overseas Shipholding Group, Inc.	1,136,936
105,550	Pacer International, Inc.	235,377
21,600	Ryder System, Inc.	603,072
29,200	Tidewater, Inc.	1,251,804

		16,035,023

	Utilities — 9.1%
27,300	AGL Resources, Inc.	868,140
288,467	Allegheny Energy, Inc.	7,399,179
60,600	Alliant Energy Corp.	1,583,478
200,200	American Electric Power Company, Inc.	5,783,778
613,500	CMS Energy Corp.	7,411,080

See notes to financial statements.

MID VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Utilities (continued)

93,416	DTE Energy Company	$2,989,312
63,300	Entergy Corp.	4,907,016
88,554	Ingersoll-Rand PLC (Ireland)	1,850,779
111,100	Mirant Corp.*	1,748,714
119,300	NiSource, Inc.	1,391,038
140,289	Pepco Holdings, Inc.	1,885,484
90,521	Pinnacle West Capital Corp.	2,729,208
107,400	PPL Corp.	3,539,904
45,600	SCANA Corp.	1,480,632
71,826	Sempra Energy	3,564,724
37,800	Southern Union Company	695,142
65,100	TECO Energy, Inc.	776,643
181,758	Wisconsin Energy Corp.	7,399,368
72,900	Xcel Energy, Inc.	1,342,089

		59,345,708

	Total Common Stocks (Cost $779,599,100)	637,408,207

Principal

	Convertible Bonds — 0.0%
	Telecommunications Equipment and Services
$251,000	Qwest Communications International, Inc., 3.50%, 11/15/25 (Cost $382,695)	247,235

	Short Term Commercial Paper — 0.6%
4,200,000	Citigroup Funding, Inc., 0.10%, 07/01/09 (Cost $4,200,000)	4,200,000

	Total Securities (Cost $784,181,795)	641,855,442

	Repurchase Agreements — 2.6%
17,340,169	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 7/01/09, repurchase proceeds at maturity $17,340,174 (Collateralized by Freddie Mac, 0.84%, due 11/23/10 with a value of $4,687,031 and US Treasury Bill, 0.28%, due 11/27/09, with a value of $13,004,376) (Cost $17,340,169)	17,340,169

	Total Investments — 99.8% (Cost $801,521,964)	659,195,611
	Other assets less liabilities — 0.2%	1,617,455

	Net Assets — 100.0%	$660,813,066

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $801,521,964.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$36,505,659
Gross unrealized depreciation	(178,832,012)

Net unrealized depreciation	$(142,326,353)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

MID GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 97.9%
	Aerospace and Defense — 1.0%
43,095	Goodrich Corp.	$2,153,457

	Apparel: Manufacturing and Retail — 3.6%
260,540	American Eagle Outfitters, Inc.	3,691,852
127,330	Coach, Inc.	3,422,630
48,975	Nordstrom, Inc.	974,113

		8,088,595

	Automobile: Retail — 2.0%
130,000	Copart, Inc.*	4,507,100

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.8%
95,990	Advance Auto Parts, Inc.	3,982,625

	Banks and Financial Services — 9.9%
12,735	BlackRock, Inc.	2,233,974
162,590	Capital One Financial Corp.	3,557,469
212,545	Jefferies Group, Inc.*	4,533,585
95,990	T Rowe Price Group, Inc.	3,999,903
290,642	TD Ameritrade Holding Corp.*	5,097,861
183,160	Western Union Company	3,003,824

		22,426,616

	Broadcast Services/Media — 1.9%
140,065	McGraw-Hill Companies, Inc. (The)	4,217,357

	Business Services and Supplies — 1.8%
88,150	Ctrip.com International, Ltd. (ADR) (Cayman Islands)*	4,081,345

	Chemicals — 1.2%
93,050	Tetra Tech, Inc.*	2,665,883

	Computer Equipment, Software and Services — 10.5%
523,322	Activision Blizzard, Inc.*	6,609,556
585,720	Brocade Communications Systems, Inc.*	4,580,330
166,192	Citrix Systems, Inc.*	5,299,862
87,175	Cognizant Technology Solutions Corp. — Class A*	2,327,573
108,720	MSCI, Inc. — Class A*	2,657,117
56,492	Salesforce.com, Inc.*	2,156,300

		23,630,738

	Consumer Goods and Services — 4.5%
69,270	Church & Dwight Company, Inc.	3,762,054
80,315	Estee Lauder Companies, Inc. (The) — Class A	2,623,891
352,610	Newell Rubbermaid, Inc.	3,670,670

		10,056,615

	Education — 1.6%
50,000	Apollo Group, Inc. — Class A*	3,556,000

	Energy Services — 1.0%
13,550	First Solar, Inc.*	2,196,726

	Engineering and Construction — 1.6%
111,079	Aecom Technology Corp.*	3,554,528

	Entertainment, Leisure and Recreation — 1.1%
70,520	Wynn Resorts, Ltd.*	2,489,356

	Internet Services — 8.6%
11,755	Baidu, Inc. (ADR) (Cayman Islands)*	3,539,313
36,788	Equinix, Inc.*	2,675,959
192,221	F5 Networks, Inc.*	6,648,924
95,990	Juniper Networks, Inc.*	2,265,364
95,010	McAfee, Inc.*	4,008,472

		19,138,032

	Machinery — 2.4%
91,090	Cummins, Inc.	3,207,279
58,770	Joy Global, Inc.	2,099,264

		5,306,543

	Medical Equipment, Supplies, and Services — 8.5%
39,180	Cerner Corp.*	2,440,522
69,540	Edwards Lifesciences Corp.*	4,730,807
60,429	Illumina, Inc.*	2,353,105
85,215	Life Technologies Corp.*	3,555,170
84,929	ResMed, Inc.*	3,459,158
90,876	STERIS Corp.	2,370,046

		18,908,808

	Metals and Mining — 3.2%
55,830	Agnico-Eagle Mines, Ltd. (Canada)	2,929,959
125,370	AK Steel Holding Corp.	2,405,850
208,625	Silver Wheaton Corporation (Canada)*	1,719,070

		7,054,879

	Oil, Coal and Gas — 6.7%
128,310	Noble Corp. (Switzerland)	3,881,378
252,131	Petrohawk Energy Corp.*	5,622,521
76,400	Range Resources Corp.	3,163,724
62,990	Whiting Petroleum Corp.*	2,214,728

		14,882,351

	Pharmaceuticals/Research and Development — 3.6%
62,809	Alexion Pharmaceuticals, Inc.*	2,582,706
77,774	Express Scripts, Inc.*	5,346,963

		7,929,669

	Retail — 3.9%
35,000	Bed Bath & Beyond, Inc.*	1,076,250
120,475	Best Buy Company, Inc.	4,034,708
83,255	Kohl’s Corp.*	3,559,151

		8,670,109

	Retail: Restaurants — 2.4%
55,830	Darden Restaurants, Inc.	1,841,273
105,780	YUM! Brands, Inc.	3,526,706

		5,367,979

See notes to financial statements.

MID GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Semiconductors — 6.7%
130,270	Broadcom Corp. — Class A*	$3,229,393
555,674	Marvell Technology Group, Ltd. (Bermuda)*	6,468,045
197,000	NVIDIA Corp.*	2,224,130
151,180	Xilinx, Inc.	3,093,143

		15,014,711

	Telecommunications Equipment and Services — 6.9%
153,775	CommScope, Inc.*	4,038,132
151,289	Crown Castle International Corp.*	3,633,962
82,275	General Cable Corp.*	3,091,895
191,975	Starent Networks Corp.*	4,686,109

		15,450,098

	Transportation — 1.5%
110,680	JB Hunt Transport Services, Inc.	3,379,060

	Total Common Stocks (Cost $204,200,246)	218,709,180

Principal

	Repurchase Agreements — 2.7%
$5,939,419	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $5,939,420 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $6,062,716) (Cost $5,939,419)	5,939,419

	Total Investments — 100.6% (Cost $210,139,665)	224,648,599
	Liabilities less other assets — (0.6)%	(1,315,114)

	Net Assets — 100.0%	$223,333,485

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $210,139,665.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$20,107,953
Gross unrealized depreciation	(5,599,019)

Net unrealized appreciation	$14,508,934

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

SMALL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 97.1%
	Aerospace and Defense — 2.6%
30,400	AAR Corp.	$487,920
2,500	Curtiss — Wright Corp.	74,325
109,272	Ducommun, Inc.*	2,053,221
21,900	Kaman Corp.	365,730
13,600	Moog, Inc. — Class A	351,016
10,600	Teledyne Technologies, Inc.*	347,150

		3,679,362

	Airlines — 0.6%
13,000	Alaska Air Group, Inc.*	237,380
32,700	Republic Airways Holdings, Inc.*	213,531
35,300	SkyWest, Inc.	360,060

		810,971

	Apparel: Manufacturing and Retail — 2.8%
32,400	Brown Shoe Company, Inc.	234,576
15,300	Carter’s, Inc.*	376,533
7,034	Charlotte Russe Holding, Inc.*	90,598
18,500	Genesco, Inc.*	347,245
10,000	Jones Apparel Group, Inc.	107,300
53,995	Jos A Bank Clothiers, Inc.	1,860,668
25,800	Men’s Wearhouse, Inc. (The)	494,844
36,602	Stage Stores, Inc.	406,282

		3,918,046

	Automobile: Retail — 0.2%
28,063	Asbury Automotive Group, Inc.	287,365

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 4.0%
60,733	BorgWarner, Inc.	2,074,033
13,604	Dorman Products, Inc.*	188,143
25,600	Miller Industries, Inc.*	225,280
111,643	Oshkosh Corp.	1,623,289
43,700	Pep Boys — Manny, Moe & Jack (The)	443,118
94,170	Spartan Motors, Inc.*	1,066,946

		5,620,809

	Banks and Financial Services — 14.2%
24,400	Ameris Bancorp	154,208
19,740	Banco Latinoamericano de Comercio Exterior, SA — Class E (Panama)	245,368
21,400	Bancorp, Inc. (The)*	128,400
17,700	Bank of the Ozarks, Inc.*	382,851
38,298	BGC Partners, Inc. — Class A	145,149
185,054	Brookline Bancorp, Inc.	1,724,703
3,300	Bryn Mawr Bank Corp.	62,271
110,143	Calamos Asset Management, Inc. — Class A*	1,554,118
4,400	Cash America International, Inc.*	102,916
7,900	City Holding Company*	239,844
10,200	Financial Federal Corp.	209,610
49,500	First Financial Bancorp	372,240
6,700	First Financial Bankshares, Inc.	337,412
19,200	First Merchants Corp.	154,176
26,695	FirstMerit Corp.	453,281
18,900	Flushing Financial Corp.*	176,715
10,300	Glacier Bancorp, Inc.	152,131
8,900	Knight Capital Group, Inc. — Class A*	151,745
6,500	Metro Bancorp, Inc.*	125,190
27,800	National Financial Partners Corp.	203,496
19,600	NBT Bancorp, Inc.	425,516
7,100	NewAlliance Bancshares, Inc.*	81,650
17,900	Old National Bancorp — Indiana	175,778
15,400	Pacific Continental Corp.*	186,802
5,000	Park National Corp.	282,400
5,500	People’s Bancorp, Inc.	93,775
16,000	Prosperity Bancshares, Inc.*	477,280
12,700	Republic Bancorp, Inc. — Class A*	286,893
10,900	S&T Bancorp, Inc.	132,544
36,200	Sanders Morris Harris Group, Inc.	199,100
9,900	Sandy Spring Bancorp, Inc.	145,530
12,946	Simmons First National Corp. — Class A	345,917
25,400	Sterling Bancorp — New York*	212,090
53,954	Stifel Financial Corp.*	2,594,647
158,476	SWS Group, Inc.	2,213,910
7,400	Tompkins Financial Corp.*	354,830
17,800	TriCo Bancshares	275,900
11,000	Trustmark Corp.	212,520
11,582	UMB Financial Corp.*	440,232
12,500	United Financial Bancorp, Inc.	172,750
89,961	Washington Federal, Inc.	1,169,493
64,998	WesBanco, Inc.	945,071
85,024	Whitney Holding Corp.	778,820
20,700	World Acceptance Corp.*	412,137

		19,691,409

	Broadcast Services/Media — 0.1%
32,500	Mediacom Communications Corp. — Class A	166,075

	Business Services and Supplies — 0.7%
28,800	Acxiom Corp.	254,304
21,400	Deluxe Corp.	274,134
17,100	Kforce, Inc.*	141,417

See notes to financial statements.

SMALL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Business Services and Supplies (continued)

2,800	MAXIMUS, Inc.*	$115,500
52,500	Standard Register Company (The)*	171,150

		956,505

	Chemicals — 1.4%
32,700	A Schulman, Inc.*	494,097
13,000	Innophos Holdings, Inc.	219,570
22,700	Innospec, Inc.	244,025
6,600	Minerals Technologies, Inc.	237,732
8,200	OM Group, Inc.*	237,964
103,800	PolyOne Corp.*	281,298
31,782	Spartech Corp.	292,077

		2,006,763

	Commercial Services — 0.7%
34,200	ICT Group, Inc.*	298,566
23,300	PHH Corp.*	423,594
17,300	Providence Service Corp.*	189,435
7,600	Standard Parking Corp.*	123,804

		1,035,399

	Computer Equipment, Software and Services — 4.1%
38,700	3Com Corp.*	182,277
48,370	Agilysys, Inc.	226,372
14,500	Black Box Corp.	485,315
3,000	CACI International, Inc. — Class A*	128,130
137,400	CIBER, Inc.*	425,940
37,233	COMSYS IT Partners, Inc.*	217,813
173,241	Digi International, Inc.*(8)	1,689,099
17,800	Imation Corp.	135,458
30,693	Mercury Computer Systems, Inc.*	283,910
57,715	MTS Systems Corp.*	1,191,815
42,500	Ness Technologies, Inc.	166,175
10,100	Palm, Inc.*	167,357
29,000	Perot Systems Corp. — Class A*	415,570

		5,715,231

	Construction Services and Supplies — 2.4%
9,500	ABM Industries, Inc.*	171,665
48,800	Comfort Systems USA, Inc.*	500,200
13,500	Granite Construction, Inc.	449,280
69,077	Universal Forest Products, Inc.	2,285,758

		3,406,903

	Consumer Goods and Services — 3.3%
19,800	American Greetings Corp. — Class A	231,264
130,786	Helen of Troy, Ltd. (Bermuda)*	2,195,897
38,600	Inter Parfums, Inc.	283,324
127,264	Nutri System, Inc.*	1,845,328

		4,555,813

	Containers and Packaging — 0.3%
7,500	Silgan Holdings, Inc.	367,725

	Distribution — 0.1%
3,100	Watsco, Inc.	151,683

	Education — 0.4%
24,700	School Specialty, Inc.*	499,187

	Electronics — 1.2%
6,726	Bel Fuse, Inc. — Class B	107,885
10,900	Belden, Inc.	182,030
21,600	Benchmark Electronics, Inc.*	311,040
70,000	CTS Corp.*	458,499
16,300	EnerSys*	296,497
4,850	LaBarge, Inc.*	44,960
52,159	Technitrol, Inc.	337,469

		1,738,380

	Engineering — 1.5%
104,411	EMCOR Group, Inc.*	2,100,749

	Entertainment, Leisure and Recreation — 1.2%
41,600	Live Nation, Inc.*	202,176
131,424	Marcus Corp. (The)	1,382,580
10,900	Pinnacle Entertainment, Inc.*	101,261

		1,686,017

	Environmental Waste Management and Recycling Services — 0.1%
37,200	Waste Services, Inc.*	192,696

	Equipment Rental and Leasing — 0.5%
34,273	Electro Rent Corp.*	325,251
24,600	Rent-A-Center, Inc.*	438,618

		763,869

	Food and Beverage — 0.3%
7,000	Nash Finch Company	189,420
8,600	TreeHouse Foods, Inc.*	247,422

		436,842

	Funeral Services — 1.0%
243,138	Service Corp. International*	1,332,396

	Insurance — 4.9%
31,000	American Equity Investment Life Holding Company	172,980
2,500	American Physicians Capital, Inc.	97,900
11,300	Amerisafe, Inc.*	175,828

See notes to financial statements.

SMALL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Insurance (continued)

24,300	CNA Surety Corp.*	$327,807
15,631	Delphi Financial Group, Inc. — Class A	303,710
17,400	Donegal Group, Inc. — Class A*	264,654
8,200	FPIC Insurance Group, Inc.*	251,084
11,800	Harleysville Group, Inc.*	332,996
12,400	Horace Mann Educators Corp.*	123,628
4,033	Kansas City Life Insurance Company	108,528
3,300	Max Capital Group, Ltd. (Bermuda)	60,918
30,600	Montpelier Re Holdings, Ltd. (Bermuda)	406,674
7,300	National Interstate Corp.*	110,814
7,800	NYMAGIC, Inc.	108,264
13,337	Platinum Underwriters Holdings, Ltd. (Bermuda)	381,305
8,600	ProAssurance Corp.*	397,406
49,535	RLI Corp.*	2,219,168
15,000	Seabright Insurance Holdings*	151,950
21,800	Selective Insurance Group, Inc.	278,386
4,000	United Fire & Casualty Company	68,600
20,600	Universal American Financial Corp.*	179,632
15,739	Zenith National Insurance Corp.	342,166

		6,864,398

	Machinery — 1.8%
17,900	Alamo Group, Inc.	180,790
97,484	Applied Industrial Technologies, Inc.*	1,920,435
6,400	Baldor Electric Company*	152,256
35,800	Twin Disc, Inc.	243,798

		2,497,279

	Manufacturing — 4.0%
15,200	Acuity Brands, Inc.	426,360
69,437	Ceradyne, Inc.*	1,226,257
49,673	CIRCOR International, Inc.*	1,172,780
11,800	Coherent, Inc.*	244,024
10,227	EnPro Industries, Inc.*	184,188
44,704	Gibraltar Industries, Inc.	307,116
65,100	Mueller Water Products, Inc. — Class A	243,474
81,383	Watts Water Technologies, Inc. — Class A	1,752,991

		5,557,190

	Medical Equipment, Supplies, and Services — 4.7%
16,200	Centene Corp.*	323,676
16,900	Gentiva Health Services, Inc.*	278,174
10,400	Healthspring, Inc.*	112,944
13,000	Kindred Healthcare, Inc.*	160,810
67,890	Magellan Health Services, Inc.*	2,228,150
53,043	Owens & Minor, Inc.*	2,324,344
157,324	Syneron Medical, Ltd. (Israel)*	1,135,879

		6,563,977

	Metals and Mining — 0.3%
4,000	LB Foster Company — Class A*	120,280
6,800	Olympic Steel, Inc.	166,396
14,800	Worthington Industries, Inc.	189,292

		475,968

	Oil, Coal and Gas — 9.0%
5,500	ATP Oil & Gas Corp.*	38,280
25,100	Basic Energy Services, Inc.*	171,433
3,300	Bill Barrett Corp.*	90,618
11,000	Chesapeake Utilities Corp.*	357,830
8,458	Clayton Williams Energy, Inc.*	159,602
32,200	Complete Production Services, Inc.*	204,792
2,900	Dawson Geophysical Company*	86,565
26,300	Delek US Holdings, Inc.	223,024
64,126	Frontier Oil Corp.	840,692
14,500	Gulf Island Fabrication, Inc.	229,535
42,400	Harvest Natural Resources, Inc.*	186,984
42,576	Holly Corp.	765,516
13,900	Hornbeck Offshore Services, Inc.*	297,321
9,200	Laclede Group, Inc. (The)*	304,796
7,000	Lufkin Industries, Inc.	294,350
41,043	National Fuel Gas Company	1,480,831
81,277	Penn Virginia Corp.	1,330,504
7,900	Petroleum Development Corp.*	123,951
9,800	Piedmont Natural Gas Company, Inc.*	236,278
39,200	Rosetta Resources, Inc.*	343,000
20,800	Stone Energy Corp.*	154,336
96,819	Swift Energy Company*	1,612,037
31,000	Union Drilling, Inc.*	205,220
26,300	Western Refining, Inc.*	185,678
58,808	World Fuel Services Corp.*	2,424,655

		12,347,828

	Paper and Forest Products — 2.0%
42,700	Buckeye Technologies, Inc.*	191,723
47,100	Glatfelter	419,190

See notes to financial statements.

SMALL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Paper and Forest Products (continued)

47,740	Rayonier, Inc.	$1,735,349
56,700	Wausau Paper Corp.	381,024

		2,727,286

	Pharmaceuticals/Research and Development — 4.0%
69,189	Exponent, Inc.*	1,695,822
149,599	Mannatech, Inc.(8)	493,677
16,300	Par Pharmaceutical Companies, Inc.*	246,945
55,373	Perrigo Company	1,538,262
44,515	West Pharmaceutical Services, Inc.	1,551,348

		5,526,054

	Printing and Publishing — 0.2%
18,000	Courier Corp.	274,680

	Real Estate Investment Trusts — 6.4%
31,800	Anworth Mortgage Asset Corp.	229,278
50,100	Ashford Hospitality Trust	140,781
21,200	BioMed Realty Trust, Inc.	216,876
37,500	CapLease, Inc.	103,500
26,900	Education Realty Trust, Inc.	115,401
16,900	Extra Space Storage, Inc.*	141,115
39,600	First Industrial Realty Trust, Inc.	172,260
92,691	Healthcare Realty Trust, Inc.*	1,559,990
10,000	Highwoods Properties, Inc.	223,700
22,500	Investors Real Estate Trust	200,025
24,700	LaSalle Hotel Properties	304,798
54,047	Lexington Realty Trust*	183,760
54,500	MFA Financial, Inc.*	377,140
37,400	Monmouth Real Estate Investment Corp. — Class A	219,164
83,117	National Retail Properties, Inc.	1,442,080
15,000	OMEGA Healthcare Investors, Inc.	232,800
21,900	Parkway Properties, Inc.	284,700
39,800	Pennsylvania Real Estate Investment Trust	199,000
6,700	PS Business Parks, Inc.	324,548
35,740	Ramco-Gershenson Properties Trust	357,757
12,200	Redwood Trust, Inc.*	180,072
52,999	Sovran Self Storage, Inc.	1,303,775
28,594	Sunstone Hotel Investors, Inc.	152,978
40,600	U-Store-It Trust	198,940

		8,864,438

	Retail — 1.5%
163,951	EZCORP, Inc. — Class A*	1,767,392
3,600	Fred’s, Inc. — Class A*	45,360
14,300	Pantry, Inc. (The)*	237,380

		2,050,132

	Retail: Restaurants — 1.4%
21,700	Bob Evans Farms, Inc.	623,658
15,500	Cracker Barrel Old Country Store, Inc.	432,450
16,800	Landry’s Restaurants, Inc.*	144,480
49,800	Ruby Tuesday, Inc.*	331,668
40,600	Steak n Shake Company (The)*	354,844

		1,887,100

	Retail: Supermarkets — 1.7%
72,112	Weis Markets, Inc.(8)	2,417,194

	Scientific and Technical Instruments — 0.1%
34,585	Newport Corp.*	200,247

	Semiconductors — 2.6%
23,000	Brooks Automation, Inc.	103,040
189,728	OmniVision Technologies, Inc.*	1,971,274
15,100	Photronics, Inc.*	61,155
97,154	Sigma Designs, Inc.*	1,558,350

		3,693,819

	Sporting Goods and Equipment — 0.3%
25,700	Cabela’s, Inc.*	316,110
25,500	Callaway Golf Company	129,285

		445,395

	Telecommunications Equipment and Services — 0.9%
9,600	Arris Group, Inc.*	116,736
86,500	Cincinnati Bell, Inc.*	245,660
11,300	Plantronics, Inc.	213,683
28,400	Premiere Global Services, Inc.*	307,856
30,900	RF Micro Devices, Inc.*	116,184
45,201	Symmetricom, Inc.*	260,810

		1,260,929

	Transportation — 3.4%
71,043	Arkansas Best Corp.	1,871,983
20,000	Hub Group, Inc. — Class A*	412,800
16,694	TAL International Group, Inc.	181,965
43,260	Tidewater, Inc.	1,854,556
27,000	Werner Enterprises, Inc.*	489,240

		4,810,544

See notes to financial statements.

SMALL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Utilities — 4.2%
58,187	American States Water Company	$2,015,597
10,300	California Water Service Group	379,452
11,100	CH Energy Group, Inc.	518,370
2,800	Cleco Corp.*	62,776
19,200	NorthWestern Corp.*	436,992
30,100	PNM Resources, Inc.	322,371
66,757	UIL Holdings Corp.	1,498,695
5,300	Unisource Energy Corp.	140,662
14,000	Unitil Corp.	288,680
4,400	WGL Holdings, Inc.*	140,888

		5,804,483

	Total Common Stocks (Cost $162,138,834)	135,389,136

Principal

	Repurchase Agreements — 3.4%
$4,796,774	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $4,796,775 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $4,894,120) (Cost $4,796,774)	4,796,774

	Total Investments — 100.5%
	(Cost $166,935,608)	140,185,910
	Liabilities less other assets — (0.5)%	(707,084)

	Net Assets — 100.0%	$139,478,826

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $166,935,608.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$7,556,364
Gross unrealized depreciation	(34,306,062)

Net unrealized depreciation	$(26,749,698)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 98.0%

	Advertising — 0.0%
14,200	Harte-Hanks, Inc.	$131,350

	Aerospace and Defense — 0.4%
58,027	Ducommun, Inc.*	1,090,327
1,700	Triumph Group, Inc.	68,000

		1,158,327

	Airlines — 0.2%
16,600	AirTran Holdings, Inc.*	102,754
4,200	Allegiant Travel Company*	166,488
27,400	Hawaiian Holdings, Inc.*	164,948
10,400	Republic Airways Holdings, Inc.*	67,912

		502,102

	Apparel: Manufacturing and Retail — 2.6%
6,600	Aeropostale, Inc.*	226,182
149,100	Cato Corp.-— Class A (The)	2,600,304
1,700	Cherokee, Inc.	33,694
15,700	Chico’s FAS, Inc.*	152,761
17,309	Deckers Outdoor Corp.*	1,216,303
19,100	Foot Locker, Inc.	199,977
37,400	Hot Topic, Inc.*	273,394
45,983	Iconix Brand Group, Inc.*	707,219
15,400	Jones Apparel Group, Inc.	165,242
13,000	Oxford Industries, Inc.	151,450
203,200	Stage Stores, Inc.	2,255,520
4,400	Timberland Company (The) — Class A*	58,388

		8,040,434

	Automobile: Rental — 0.2%
11,600	Avis Budget Group, Inc.*	65,540
43,900	Dollar Thrifty Automotive Group, Inc.*	612,405

		677,945

	Automobile: Retail — 0.2%
4,900	Asbury Automotive Group, Inc.	50,176
11,800	Copart, Inc.*	409,106
14,100	Lithia Motors, Inc. — Class A	130,284

		589,566

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.0%
24,300	ATC Technology Corp.*	352,350
5,900	AutoNation, Inc.*	102,365
15,600	Exide Technologies*	58,188
10,100	Federal Signal Corp.	77,265
10,100	Force Protection, Inc.*	89,284
42,311	Fuel Systems Solutions, Inc.*	854,259
37,400	Oshkosh Corp.	543,796
23,500	Polaris Industries, Inc.	754,820
15,900	Spartan Motors, Inc.*	180,147
14,300	Standard Motor Products, Inc.	118,261
3,500	Superior Industries International, Inc.	49,350

		3,180,085

	Banks and Financial Services — 7.8%
8,700	1st Source Corp.	150,249
59,900	Advance America Cash Advance Centers, Inc.	265,357
9,100	Ameris Bancorp	57,512
4,200	Asset Acceptance Capital Corp.*	32,298
16,600	Astoria Financial Corp.	142,428
24,000	Banco Latinoamericano de Comercio Exterior, SA — Class E (Panama)	298,320
8,700	Bank Mutual Corp.	75,864
4,600	Beneficial Mutual Bancorp, Inc.*	44,160
1,700	Berkshire Hills Bancorp, Inc.	35,326
39,800	BGC Partners, Inc. — Class A	150,842
33,100	BlackRock Kelso Capital Corp.	206,213
800	Capital Southwest Corp.	57,880
39,925	Cash America International, Inc.*	933,846
29,900	Central Pacific Financial Corp.	112,125
2,700	Chemical Financial Corp.	53,757
46,200	Citizens Republic Bancorp, Inc.*	32,802
10,000	City Holding Company*	303,600
56,400	Community Bank System, Inc.	821,184
9,700	Community Trust Bancorp, Inc.	259,475
43,300	Credit Acceptance Corp.*	946,105
29,100	Dime Community Bancshares	265,101
38,300	Doral Financial Corp. — Puerto Rico*	95,750
66,980	Duff & Phelps Corp. — Class A	1,190,904
121,100	E*TRADE Financial Corp.*	155,008
10,800	Encore Capital Group, Inc.*	143,100
2,100	ESSA Bancorp, Inc.	28,707
33,500	Financial Federal Corp.	688,425
6,700	Financial Institutions, Inc.	91,522
116,400	First BanCorp — Puerto Rico	459,780
2,500	First Citizens Bancshares, Inc. — Class A	334,125
23,200	First Commonwealth Financial Corp.	147,088
1,900	First Community Bancshares, Inc.	24,396
37,000	First Financial Bancorp	278,240
11,400	First Financial Bankshares, Inc.	574,104
6,500	First Financial Corp.	205,270
7,500	First Financial Holdings, Inc.	70,500
2,800	First Merchants Corp.	22,484
106,300	First Midwest Bancorp, Inc.	777,053
29,900	First Niagara Financial Group, Inc.	341,458
9,100	First Place Financial Corp.	28,301
25,300	FirstMerit Corp.	429,594

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Banks and Financial Services (continued)

61,800	Flagstar Bancorp, Inc.*	$42,024
28,300	GFI Group, Inc.	190,742
42,800	Global Cash Access Holdings, Inc.*	340,688
7,000	Great Southern Bancorp, Inc.	143,850
16,500	Guaranty Bancorp*	31,515
6,600	Harleysville National Corp.	31,020
11,400	Independent Bank Corp. — Massachusetts	224,580
26,000	Interactive Brokers Group, Inc. — Class A*	403,780
93,600	International Bancshares Corp.	965,016
110,900	LaBranche & Company, Inc.*	476,870
4,200	Lakeland Bancorp, Inc.	37,758
4,200	MainSource Financial Group, Inc.	31,164
56,400	MB Financial, Inc.	574,716
9,600	Medallion Financial Corp.	73,440
30,874	Morningstar, Inc.*	1,272,935
37,400	National Financial Partners Corp.	273,768
3,500	NBT Bancorp, Inc.	75,985
54,400	NewAlliance Bancshares, Inc.*	625,600
13,700	OceanFirst Financial Corp.	163,989
15,600	Old National Bancorp — Indiana	153,192
3,700	Old Second Bancorp, Inc.	21,830
5,400	optionsXpress Holdings, Inc.	83,862
50,400	Oriental Financial Group, Inc.- Puerto Rico	488,880
17,000	PacWest Bancorp	223,720
11,400	Park National Corp.	643,872
15,000	Patriot Capital Funding, Inc.	25,650
7,000	Penson Worldwide, Inc.*	62,650
6,500	People’s Bancorp, Inc.	110,825
197,500	Popular, Inc. — Puerto Rico	434,500
23,200	PRG-Schultz International, Inc.*	62,640
18,500	Provident Financial Services, Inc.	168,350
10,900	Provident New York Bancorp	88,508
5,000	Sanders Morris Harris Group, Inc.	27,500
14,200	Santander BanCorp — Puerto Rico*	98,832
6,700	SCBT Financial Corp.	158,723
2,500	Simmons First National Corp. — Class A	66,800
8,100	Suffolk Bancorp	207,684
12,705	Sun Bancorp, Inc. — New Jersey*	65,812
3,400	SWS Group, Inc.	47,498
8,400	SY Bancorp, Inc.	203,028
800	Tompkins Financial Corp.*	38,360
6,100	TriCo Bancshares	94,550
25,900	TrustCo Bank Corp. NY	153,069
10,100	UMB Financial Corp.*	383,901
5,200	Union Bankshares Corp.	77,844
21,000	United Bankshares, Inc.	410,340
162,700	Webster Financial Corp.	1,309,735
4,600	West Bancorp	23,000
20,200	Westamerica Bancorp	1,002,122
6,600	World Acceptance Corp.*	131,406
9,200	WSFS Financial Corp.	251,252
2,500	Zions Bancorp	28,900

		24,658,528

	Broadcast Services/Media — 0.1%
43,100	Entercom Communications Corp. — Class A	65,943
15,700	EW Scripps Company (The) — Class A	32,813
28,600	Media General, Inc. — Class A	60,346
39,500	Sinclair Broadcast Group, Inc. — Class A	76,630

		235,732

	Business Services and Supplies — 4.9%
106,400	Acxiom Corp.	939,512
43,800	Administaff, Inc.	1,019,226
98,700	Arbitron, Inc.	1,568,343
67,915	Coinstar, Inc.*	1,813,331
69,200	CSG Systems International, Inc.*	916,208
46,900	Deluxe Corp.	600,789
32,900	Diamond Management & Technology Consultants, Inc.	138,180
15,200	Dice Holdings, Inc.*	70,680
27,500	Fair Isaac Corp.	425,150
54,500	Hackett Group, Inc.*	126,985
26,500	Hudson Highland Group, Inc.*	51,940
98,580	Kforce, Inc.*	815,257
49,800	MAXIMUS, Inc.*	2,054,250
24,300	ModusLink Global Solutions, Inc.*	166,698
10,000	On Assignment, Inc.*	39,100
55,899	Portfolio Recovery Associates, Inc.*	2,164,967
54,200	Spherion Corp.*	223,304
45,200	UniFirst Corp.	1,680,084
13,447	Watson Wyatt Worldwide, Inc. — Class A	504,666

		15,318,670

	Chemicals — 1.4%
16,600	A Schulman, Inc.*	250,826
6,600	Huntsman Corp.	33,198
25,700	Innospec, Inc.	276,275
2,700	Minerals Technologies, Inc.	97,254
64,910	Olin Corp.	771,780
28,500	OM Group, Inc.*	827,070
9,100	Omnova Solutions, Inc.*	29,666
39,500	Spartech Corp.	363,005
11,800	Symyx Technologies, Inc.*	69,030
151,500	Zep, Inc.	1,825,575

		4,543,679

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Collectibles — 0.0%
9,200	RC2 Corp.*	$121,716

	Commercial Services — 1.5%
106,405	Euronet Worldwide, Inc.*	2,063,193
25,735	HMS Holdings Corp.*	1,047,929
11,600	PHH Corp.*	210,888
49,365	Wright Express Corp.*	1,257,327

		4,579,337

	Computer Equipment, Software and Services — 5.2%
101,600	3Com Corp.*	478,536
9,100	Actuate Corp.*	43,498
74,900	Adaptec, Inc.*	198,485
74,360	Ariba, Inc.*	731,702
26,000	Avocent Corp.*	362,960
4,200	Black Box Corp.	140,574
30,700	CACI International, Inc. — Class A*	1,311,197
76,100	CIBER, Inc.*	235,910
15,700	Cray, Inc.*	123,716
73,333	DivX, Inc.*	402,598
105,900	Electronics For Imaging, Inc.*	1,128,894
30,800	Extreme Networks, Inc.*	61,600
5,800	Imation Corp.	44,138
3,400	Insight Enterprises, Inc.*	32,844
14,680	ManTech International Corp. — Class A*	631,827
28,285	MICROS Systems, Inc.*	716,176
66,516	NetScout Systems, Inc.*	623,920
64,575	Nuance Communications, Inc.*	780,712
102,970	Parametric Technology Corp.*	1,203,719
61,730	Progress Software Corp.*	1,306,824
6,000	Quest Software, Inc.*	83,640
19,000	RadiSys Corp.*	171,190
29,638	Sybase, Inc.*	928,855
78,285	Sykes Enterprises, Inc.*	1,416,176
6,600	Synaptics, Inc.*	255,090
39,165	Taleo Corp. — Class A*	715,545
45,857	Virtusa Corp.*	368,232
217,380	Web.com Group, Inc.*	1,223,849
130,500	Xyratex, Ltd. (Bermuda)*	651,195

		16,373,602

	Construction Services and Supplies — 1.9%
10,800	Beacon Roofing Supply, Inc.*	156,168
55,500	Beazer Homes USA, Inc.*	101,565
28,300	BlueLinx Holdings, Inc.*	84,900
57,700	Comfort Systems USA, Inc.*	591,425
28,775	Granite Construction, Inc.	957,632
26,100	Hovnanian Enterprises, Inc. — Class A*	61,596
42,200	M/I Homes, Inc.*	413,138
16,000	Meritage Homes Corp.*	301,760
42,205	MYR Group, Inc. — Delaware*	853,385
22,600	Ryland Group, Inc. (The)	378,776
30,000	Simpson Manufacturing Company, Inc.	648,600
220,000	Standard Pacific Corp.*	446,600
37,500	Sterling Construction Company, Inc.*	572,250
3,700	Trex Company, Inc.*	49,469
10,800	Universal Forest Products, Inc.	357,372

		5,974,636

	Consumer Goods and Services — 2.5%
15,600	Blyth, Inc.	511,524
23,200	Central Garden & Pet Company — Class A*	228,520
14,175	Chattem, Inc.*	965,318
3,600	CSS Industries, Inc.	73,368
121,800	Helen of Troy, Ltd. (Bermuda)*	2,045,022
74,300	Herbalife, Ltd. (Cayman Islands)	2,343,422
3,400	Hooker Furniture Corp.	39,032
44,000	La-Z-Boy, Inc.	207,680
5,200	Prestige Brands Holdings, Inc.*	31,980
29,100	Regis Corp.	506,631
16,600	Revlon, Inc. — Class A*	90,304
63,500	Tempur-Pedic International, Inc.	829,945

		7,872,746

	Containers and Packaging — 0.3%
6,600	Bway Holding Company*	115,698
19,575	Greif, Inc. — Class A	865,607

		981,305

	Distribution — 1.5%
5,800	Core-Mark Holding Company, Inc.*	151,148
14,900	Houston Wire & Cable Company	177,459
98,930	LKQ Corp.*	1,627,399
1,700	Nu Skin Enterprises, Inc. — Class A	26,010
800	Tech Data Corp.*	26,168
58,700	United Stationers, Inc.*	2,047,456
2,500	Universal Corp.	82,775
19,500	WESCO International, Inc.*	488,280

		4,626,695

	Diversified Operations and Services — 0.6%
43,095	ESCO Technologies, Inc.*	1,930,656
8,300	Standex International Corp.	96,280

		2,026,936

	Education — 0.1%
3,300	Career Education Corp.*	82,137
8,400	Corinthian Colleges, Inc.*	142,212

		224,349

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Electronics — 3.1%
28,910	Avnet, Inc.*	$607,977
146,300	Belden, Inc.	2,443,211
13,200	Benchmark Electronics, Inc.*	190,080
44,800	CTS Corp.*	293,440
17,800	Cubic Corp.	637,062
70,900	Diebold, Inc.	1,868,924
86,923	LaBarge, Inc.*	805,776
45,900	Methode Electronics, Inc.	322,218
70,400	Micrel, Inc.	515,328
33,701	Multi-Fineline Electronix, Inc.*	721,201
104,800	Nam Tai Electronics, Inc. (British Virgin Islands)	446,448
19,900	Stoneridge, Inc.*	95,520
13,200	Technitrol, Inc.	85,404
15,400	Thomas & Betts Corp.*	444,444
25,900	Vishay Intertechnology, Inc.*	175,861

		9,652,894

	Entertainment, Leisure and Recreation — 1.3%
5,000	Ameristar Casinos, Inc.	95,150
13,300	Bally Technologies, Inc.*	397,936
30,600	Carmike Cinemas, Inc.*	256,428
52,400	Choice Hotels International, Inc.	1,394,364
3,800	National CineMedia, Inc.	52,288
36,794	Netflix, Inc.*	1,521,064
9,100	Pinnacle Entertainment, Inc.*	84,539
18,300	Shuffle Master, Inc.*	120,963
29,100	Warner Music Group Corp.*	170,235

		4,092,967

	Environmental Waste Management and Recycling Services — 0.1%
14,100	Casella Waste Systems, Inc. — Class A*	28,059
32,300	EnergySolutions	297,160
10,800	Waste Services, Inc.*	55,944

		381,163

	Equipment Rental and Leasing — 0.3%
61,500	Rent-A-Center, Inc.*	1,096,545

	Food and Beverage — 1.7%
2,600	Coca-Cola Bottling Company Consolidated	143,338
51,100	Del Monte Foods Company	479,318
3,400	Farmer Brothers Company	77,792
37,660	Flowers Foods, Inc.	822,494
26,091	Lancaster Colony Corp.	1,149,830
80,200	Lance, Inc.	1,855,027
26,700	Nash Finch Company	722,502
53,100	Reddy Ice Holdings, Inc.*	87,615

		5,337,916

	Insurance — 4.6%
3,300	Alleghany Corp.*	894,300
8,400	Allied World Assurance Holdings, Ltd. (Bermuda)	342,972
134,600	American Equity Investment Life Holding Company	751,068
7,500	American Physicians Capital, Inc.	293,700
21,900	Amerisafe, Inc.*	340,764
26,000	Aspen Insurance Holdings, Ltd. (Bermuda)	580,840
83,200	Assured Guaranty, Ltd. (Bermuda)	1,030,016
100,300	Conseco, Inc.*	237,711
106,528	Delphi Financial Group, Inc. — Class A	2,069,839
15,900	Employers Holdings, Inc.	215,445
7,600	Endurance Specialty Holdings, Ltd. (Bermuda)	222,680
7,500	FPIC Insurance Group, Inc.*	229,650
2,500	Infinity Property & Casualty Corp.	91,150
40,800	IPC Holdings, Ltd. (Bermuda)	1,115,472
8,700	MBIA, Inc.*	37,671
52,800	Montpelier Re Holdings, Ltd. (Bermuda)	701,712
800	National Western Life Insurance Company — Class A	93,400
95,500	Platinum Underwriters Holdings, Ltd. (Bermuda)	2,730,345
17,600	PMA Capital Corp. — Class A*	80,080
15,700	Presidential Life Corp.	118,849
26,500	Reinsurance Group of America, Inc.	925,115
144,400	Universal American Financial Corp.*	1,259,168

		14,361,947

	Internet Services — 3.6%
88,245	comScore, Inc.*	1,175,423
40,655	Digital River, Inc.*	1,476,590
47,200	EarthLink, Inc.*	349,752
188,540	eResearchTechnology, Inc.*	1,170,833
34,445	F5 Networks, Inc.*	1,191,453
57,565	j2 Global Communications, Inc.*	1,298,666
36,400	Lionbridge Technologies, Inc.*	66,976
5,700	Marchex, Inc. — Class B	19,209
56,800	S1 Corp.*	391,920
32,300	SonicWALL, Inc.*	177,004
38,800	TIBCO Software, Inc.*	278,196
164,640	United Online, Inc.	1,071,806
80,780	ValueClick, Inc.*	849,806
93,200	Websense, Inc.*	1,662,688

		11,180,322

	Machinery — 0.7%
4,900	Altra Holdings, Inc.*	36,701
32,545	Astec Industries, Inc.*	966,261
10,800	Chart Industries, Inc.*	196,344
2,700	Kadant, Inc.*	30,483

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Machinery (continued)

33,200	Tecumseh Products Company — Class A*	$322,372
17,670	Wabtec Corp.	568,444

		2,120,605

	Manufacturing — 6.9%
19,100	Actuant Corp. — Class A	233,020
36,700	Acuity Brands, Inc.	1,029,435
2,500	AEP Industries, Inc.*	65,975
109,500	Albany International Corp. — Class A	1,246,110
3,400	American Woodmark Corp.	81,430
21,270	Ameron International Corp.	1,425,941
900	AO Smith Corp.	29,313
43,200	AptarGroup, Inc.	1,458,864
13,400	Blount International, Inc.*	115,374
13,200	Brady Corp. — Class A	331,584
34,000	Briggs & Stratton Corp.	453,560
138,200	Carlisle Companies, Inc.	3,322,328
7,500	Colfax Corp.*	57,900
10,800	Crane Company	240,948
11,800	Encore Wire Corp.	251,930
75,510	EnPro Industries, Inc.*	1,359,935
37,800	Furniture Brands International, Inc.	114,534
65,900	Gibraltar Industries, Inc.	452,733
123,180	GrafTech International, Ltd.*	1,393,166
15,270	LSB Industries, Inc.*	246,916
43,500	Matthews International Corp. — Class A	1,353,720
104,000	Mueller Industries, Inc.	2,163,200
13,200	Mueller Water Products, Inc. — Class A	49,368
28,935	Powell Industries, Inc.*	1,072,620
20,200	Sturm, Ruger & Company, Inc.	251,288
38,800	Tredegar Corp.	516,816
10,560	Valmont Industries, Inc.	761,165
7,500	Watts Water Technologies, Inc. — Class A	161,550
3,400	Woodward Governor Company	67,320
55,300	Zebra Technologies Corp. — Class A*	1,308,398

		21,616,441

	Medical Equipment, Supplies, and Services — 7.6%
11,600	American Medical Systems Holdings, Inc.*	183,280
7,900	American Service Group, Inc.*	126,953
9,200	AMN Healthcare Services, Inc.*	58,696
63,700	AmSurg Corp.*	1,365,728
30,665	Auxilium Pharmaceuticals, Inc.*	962,268
107,225	CardioNet, Inc.*	1,749,912
77,300	Centene Corp.*	1,544,454
35,700	CorVel Corp.*	812,889
4,200	Cyberonics, Inc.*	69,846
800	Emergency Medical Services Corp. — Class A*	29,456
41,100	Health Management Associates, Inc. — Class A*	203,034
29,300	HealthSouth Corp.*	423,092
6,600	Healthspring, Inc.*	71,676
34,400	ICU Medical, Inc.*	1,415,560
33,100	Invacare Corp.	584,215
20,400	LHC Group, Inc.*	453,084
17,800	Lincare Holdings, Inc.*	418,656
3,400	Magellan Health Services, Inc.*	111,588
9,200	Nighthawk Radiology Holdings, Inc.*	34,040
63,100	NuVasive, Inc.*	2,814,260
5,200	RehabCare Group, Inc.*	124,436
498,218	RTI Biologics, Inc.*	2,137,355
119,640	SonoSite, Inc.*	2,399,978
388,519	Spectranetics Corp. (The)*	1,915,399
18,600	STERIS Corp.	485,088
4,900	Symmetry Medical, Inc.*	45,668
163,356	TranS1, Inc.*	1,017,708
3,400	US Physical Therapy, Inc.*	50,150
4,900	WellCare Health Plans, Inc.*	90,601
125,290	Wright Medical Group, Inc.*	2,037,215

		23,736,285

	Metals and Mining — 0.3%
2,500	Lawson Products, Inc.	35,525
29,900	Metalico, Inc.*	139,334
51,300	Worthington Industries, Inc.	656,127

		830,986

	Office Equipment, Supplies, and Services — 0.3%
213,100	Acco Brands Corp.*	600,942
6,500	Ennis, Inc.	80,990
24,300	Knoll, Inc.	184,194

		866,126

	Oil, Coal and Gas — 4.7%
18,300	Allis-Chalmers Energy, Inc.*	42,273
26,720	Alpha Natural Resources, Inc.*	701,934
37,205	Arena Resources, Inc.*	1,184,979
37,885	Atwood Oceanics, Inc.*	943,715
4,300	Bolt Technology Corp.*	48,332
17,400	Cal Dive International, Inc.*	150,162
8,700	Clayton Williams Energy, Inc.*	164,169
60,600	Complete Production Services, Inc.*	385,416
17,930	Comstock Resources, Inc.*	592,587
14,100	Delta Petroleum Corp.*	27,213
4,200	Gulf Island Fabrication, Inc.	66,486
13,200	Gulfport Energy Corp.*	90,420

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Oil, Coal and Gas (continued)

21,085	Lufkin Industries, Inc.	$886,624
22,400	McMoRan Exploration Company*	133,504
66,350	Natural Gas Services Group*	882,455
14,100	Newpark Resources, Inc.*	40,185
37,200	Nicor, Inc.	1,287,865
11,400	Northwest Natural Gas Company	505,248
75,300	Penn Virginia Corp.	1,232,661
20,200	Rosetta Resources, Inc.*	176,750
14,000	SEACOR Holdings, Inc.*	1,053,360
14,100	Southwest Gas Corp.	313,161
24,200	St Mary Land & Exploration Company	505,054
82,000	Stone Energy Corp.*	608,440
65,920	T-3 Energy Services, Inc.*	785,107
35,300	VAALCO Energy, Inc.*	149,319
34,000	Venoco, Inc.*	260,780
6,600	W&T Offshore, Inc.	64,284
34,000	Whiting Petroleum Corp.*	1,195,440
7,500	World Fuel Services Corp.*	309,225

		14,787,148

	Paper and Forest Products — 0.7%
53,800	Buckeye Technologies, Inc.*	241,562
7,500	Clearwater Paper Corp.*	189,675
34,800	Deltic Timber Corp.	1,234,356
8,300	Domtar Corp.*	137,614
20,800	Glatfelter	185,120
7,500	KapStone Paper and Packaging Corp.*	35,175
6,600	Neenah Paper, Inc.	58,146

		2,081,648

	Pharmaceuticals/Research and Development — 5.9%
107,035	Acorda Therapeutics, Inc.*	3,017,317
65,040	Alexion Pharmaceuticals, Inc.*	2,674,445
119,795	BioMarin Pharmaceutical, Inc.*	1,870,000
55,800	Charles River Laboratories International, Inc.*	1,883,250
10,000	DepoMed, Inc.*	32,500
23,200	Enzon Pharmaceuticals, Inc.*	182,584
112,680	Genomic Health, Inc.*	1,952,744
14,200	Noven Pharmaceuticals, Inc.*	203,060
44,555	Onyx Pharmaceuticals, Inc.*	1,259,124
52,990	OSI Pharmaceuticals, Inc.*	1,495,908
6,600	Par Pharmaceutical Companies, Inc.*	99,990
11,800	PharMerica Corp.*	231,634
27,480	United Therapeutics Corp.*	2,289,908
47,900	Valeant Pharmaceuticals International*	1,231,988

		18,424,452

	Printing and Publishing — 1.2%
131,090	Bowne & Company, Inc.	853,396
52,300	Gannett Company, Inc.	186,711
37,400	Valassis Communications, Inc.*	228,514
60,495	VistaPrint, Ltd. (Bermuda)*	2,580,112

		3,848,733

	Real Estate Investment Trusts — 4.7%
69,300	Acadia Realty Trust	904,365
9,700	Agree Realty Corp.	177,801
40,400	American Campus Communities, Inc.	896,072
13,400	American Capital Agency Corp.	307,798
169,100	Anworth Mortgage Asset Corp.	1,219,211
20,800	Associated Estates Realty Corp.	123,968
16,000	CapLease, Inc.	44,160
4,200	Capstead Mortgage Corp.	53,382
13,900	Care Investment Trust, Inc.	72,280
7,600	Cedar Shopping Centers, Inc.	34,352
156,800	Chimera Investment Corp.	547,232
4,700	Cogdell Spencer, Inc.	20,163
56,400	Colonial Properties Trust	417,360
80,200	DiamondRock Hospitality Company	502,052
33,800	Education Realty Trust, Inc.	145,002
1,800	Equity Lifestyle Properties, Inc.	66,924
11,200	Equity One, Inc.	148,512
33,600	Extra Space Storage, Inc.*	280,560
13,200	First Potomac Realty Trust	128,700
5,200	Getty Realty Corp.	98,124
6,500	Hatteras Financial Corp.	185,835
9,100	Healthcare Realty Trust, Inc.*	153,153
14,100	Highwoods Properties, Inc.	315,417
38,800	HRPT Properties Trust	157,528
69,100	Inland Real Estate Corp.	483,700
62,200	Investors Real Estate Trust	552,958
13,500	Kite Realty Group Trust	39,420
13,200	Lexington Realty Trust*	44,880
31,600	LTC Properties, Inc.	646,220
31,700	Mack-Cali Realty Corp.	722,760
19,100	Mission West Properties, Inc.	130,453
8,200	Monmouth Real Estate Investment Corp. — Class A	48,052
17,400	National Health Investors, Inc.	464,754
47,200	OMEGA Healthcare Investors, Inc.	732,544
8,102	One Liberty Properties, Inc.	46,587
27,900	PS Business Parks, Inc.	1,351,476
77,500	Realty Income Corp.	1,698,800
11,300	Sun Communities, Inc.	155,714
9,700	Urstadt Biddle Properties — Class A	136,576
116,400	U-Store-It Trust	570,360

		14,825,205

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Registered Investment Companies — 0.7%
14,900	Allied Capital Corp.	$51,852
173,000	Ares Capital Corp.	1,394,380
15,700	Fifth Street Finance Corp.	157,628
7,000	Harris & Harris Group, Inc.*	40,810
21,500	Hercules Technology Growth Capital, Inc.	179,740
16,600	Kayne Anderson Energy Development Company	220,116
81,300	MCG Capital Corp.*	197,559
2,900	Prospect Capital Corp.	26,680

		2,268,765

	Retail — 3.7%
133,262	99 Cents Only Stores*	1,809,698
114,593	Big Lots, Inc.*	2,409,890
11,308	BJ’s Wholesale Club, Inc.*	364,457
29,900	Borders Group, Inc.*	110,032
40,000	Casey’s General Stores, Inc.	1,027,600
26,000	Dillard’s, Inc. — Class A	239,200
118,750	EZCORP, Inc. — Class A*	1,280,125
59,510	First Cash Financial Services, Inc.*	1,042,615
51,600	Hibbett Sports, Inc.*	928,800
24,300	Jo-Ann Stores, Inc.*	502,281
26,000	Kirkland’s, Inc.*	312,260
28,200	MarineMax, Inc.*	97,008
7,500	Office Depot, Inc.*	34,200
3,600	Pantry, Inc. (The)*	59,760
87,119	PetMed Express, Inc.*	1,309,399
7,500	Sally Beauty Holdings, Inc.*	47,700
6,600	Systemax, Inc.*	78,606
20,200	Zale Corp.*	69,488

		11,723,119

	Retail: Restaurants — 1.9%
10,900	AFC Enterprises, Inc.*	73,575
74,345	BJ’s Restaurants, Inc.*	1,254,200
5,200	Brinker International, Inc.	88,556
36,000	CEC Entertainment, Inc.*	1,061,280
7,420	Chipotle Mexican Grill, Inc. — Class A*	593,600
10,000	O’Charley’s, Inc.	92,500
22,715	Panera Bread Company — Class A*	1,132,570
51,200	Ruby Tuesday, Inc.*	340,992
118,500	Sonic Corp.*	1,188,555

		5,825,828

	Retail: Supermarkets — 0.2%
4,300	Weis Markets, Inc.	144,136
17,382	Whole Foods Market, Inc.*	329,910

		474,046

	Rubber Products — 0.0%
7,300	Myers Industries, Inc.	60,736

	Semiconductors — 2.4%
135,000	Amkor Technology, Inc.*	638,550
39,600	Cirrus Logic, Inc.*	178,200
72,300	Cypress Semiconductor Corp.*	665,160
48,900	Entegris, Inc.*	133,008
54,000	Lattice Semiconductor Corp.*	101,520
115,170	Microsemi Corp.*	1,589,346
19,900	QLogic Corp.*	252,332
48,800	Silicon Image, Inc.*	112,240
244,895	Skyworks Solutions, Inc.*	2,395,073
10,100	Smart Modular Technologies (WWH), Inc. (Cayman Islands)*	22,927
60,290	Tessera Technologies, Inc.*	1,524,734

		7,613,090

	Telecommunications Equipment and Services — 2.9%
28,200	ADC Telecommunications, Inc.*	224,472
16,000	ADTRAN, Inc.	343,520
1,700	Anaren, Inc.*	30,056
21,115	Anixter International, Inc.*	793,713
9,100	Applied Signal Technology, Inc.	232,141
2,500	Arris Group, Inc.*	30,400
121,100	Cincinnati Bell, Inc.*	343,924
3,800	CPI International, Inc.*	33,022
24,000	Harris Stratex Networks, Inc. — Class A*	155,520
27,400	IDT Corp. — Class B*	44,388
10,800	InterDigital, Inc.*	263,952
13,200	Iowa Telecommunications Services, Inc.	165,132
6,100	JDS Uniphase Corp.*	34,892
123,302	Novatel Wireless, Inc.*	1,112,184
48,780	NTELOS Holdings Corp.	898,528
17,400	Orbcomm, Inc.*	30,624
1,700	Plantronics, Inc.	32,147
76,400	Polycom, Inc.*	1,548,627
72,200	Powerwave Technologies, Inc.*	116,242
10,500	Symmetricom, Inc.*	60,585
84,185	Syniverse Holdings, Inc.*	1,349,486
19,100	Tekelec*	321,453
74,800	USA Mobility, Inc.	954,448
87,100	UTStarcom, Inc.*	141,973

		9,261,429

	Toys — 0.1%
7,500	Marvel Entertainment, Inc.*	266,925

	Transportation — 2.8%
9,100	American Commercial Lines, Inc.*	140,868
4,200	Celadon Group, Inc.*	35,238
5,500	Dynamex, Inc.*	84,645
74,700	GATX Corp.	1,921,284
53,200	Genesee & Wyoming, Inc. — Class A*	1,410,332
5,800	Greenbrier Companies, Inc. (The)	41,702

See notes to financial statements.

SMALL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Transportation (continued)

17,400	Heartland Express, Inc.	$256,128
13,200	Horizon Lines, Inc. — Class A	50,952
37,300	Kirby Corp.*	1,185,767
3,900	Knightsbridge Tankers, Ltd. (Bermuda)	53,196
19,100	Marten Transport, Ltd.*	396,516
3,400	Nordic American Tanker Shipping, Ltd. (Bermuda)	108,188
41,430	Old Dominion Freight Line, Inc.*	1,390,805
6,500	Overseas Shipholding Group, Inc.	221,260
18,100	Pacer International, Inc.	40,363
102,960	TBS International, Ltd. — Class A (Bermuda)*	804,118
51,300	Vitran Corp., Inc. — Class A (Canada)*	507,870
15,100	Werner Enterprises, Inc.*	273,612

		8,922,844

	Utilities — 3.2%
50,600	Atmos Energy Corp.	1,267,024
27,400	El Paso Electric Company*	382,504
2,800	IDACORP, Inc.	73,192
24,372	New Jersey Resources Corp.	902,739
39,800	NorthWestern Corp.*	905,848
5,800	Pike Electric Corp.*	69,890
40,700	Portland General Electric Company	792,836
1,700	UIL Holdings Corp.	38,165
109,800	Unisource Energy Corp.	2,914,092
79,200	Westar Energy, Inc.	1,486,584
38,200	WGL Holdings, Inc.*	1,223,164

		10,056,038

	Total Common Stocks (Cost $315,497,982)	307,531,943

	Warrants — 0.0%
4,637	Krispy Kreme Doughnuts, Inc.*	185
640	Lantronix, Inc.*(14)	—

	Total Warrants (Cost $0)	185

Principal

	Short Term US Treasury Securities — 0.1%
	US Treasury Bills
$430,000	0.17%, 09/17/09 (5) (Cost $429,856)	429,856

	Total Securities (Cost $315,927,838)	307,961,984

	Repurchase Agreements — 1.0%
3,217,403	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $3,217,404 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $3,286,052) (Cost $3,217,403)	3,217,403

	Total Investments — 99.1% (Cost $319,145,241)	311,179,387
	Other assets less liabilities — 0.9%	2,846,277

	Net Assets — 100.0%	$314,025,664

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $319,145,241.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$34,327,014
Gross unrealized depreciation	(42,292,868)

Net unrealized depreciation	$(7,965,854)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

SMALL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks — 98.5%
	Aerospace and Defense — 0.5%
21,900	Teledyne Technologies, Inc.*	$717,225

	Airlines — 0.9%
88,539	AirTran Holdings, Inc.*	548,056
49,500	Alaska Air Group, Inc.*	903,870

		1,451,926

	Apparel: Manufacturing and Retail — 4.4%
25,100	Buckle, Inc. (The)	797,427
27,253	Children’s Place Retail Stores, Inc. (The)*	720,297
57,300	Dress Barn, Inc. (The)*	819,389
80,900	Finish Line, Inc. (The)— Class A	600,278
64,900	Foot Locker, Inc.	679,503
8,300	Gymboree Corp. (The)*	294,484
70,700	Hot Topic, Inc.*	516,817
1,460	Iconix Brand Group, Inc.*	22,455
20,162	Jos A Bank Clothiers, Inc.	694,783
69,700	Maidenform Brands, Inc.*	799,458
16,905	Shoe Carnival, Inc.*	201,677
35,178	Wolverine World Wide, Inc.	776,027

		6,922,595

	Automobile: Retail — 0.4%
32,112	America’s Car-Mart, Inc.*	658,296

	Automobiles/Motor Vehicles, Automotive Equipment and Repairs — 1.1%
57,893	Amerigon, Inc.*	353,147
41,400	ATC Technology Corp.*	600,300
31,700	Monro Muffler Brake, Inc.	815,007

		1,768,454

	Banks and Financial Services — 4.8%
42,000	Cash America International, Inc.*	982,380
42,400	Encore Capital Group, Inc.*	561,800
5,300	First Citizens Bancshares, Inc.— Class A	708,345
48,473	Greene Bancshares, Inc.	217,159
90,300	Heckman Corp.*	338,625
51,300	Knight Capital Group, Inc.-— Class A*	874,665
46,600	MarketAxess Holdings, Inc.*	444,098
35,400	Net 1 UEPS Technologies, Inc.*	481,086
23,200	Provident Financial Services, Inc.	211,120
25,300	Stifel Financial Corp.*	1,216,677
30,847	Texas Capital Bancshares, Inc.*	477,203
41,970	United Community Banks, Inc.— Georgia*	251,400
25,300	Waddell & Reed Financial, Inc.— Class A	667,161

		7,431,719

	Business Services and Supplies — 4.5%
102,100	APAC Customer Services, Inc.*	523,773
148,113	CBIZ, Inc.*	1,054,565
37,500	CRA International, Inc.*	1,041,000
24,600	FTI Consulting, Inc.*	1,247,712
204,300	Hackett Group, Inc.*	476,019
17,100	Huron Consulting Group, Inc.*	790,533
68,757	Kforce, Inc.*	568,620
78,798	TrueBlue, Inc.*	661,903
17,478	UniFirst Corp.	649,657

		7,013,782

	Chemicals — 0.6%
40,200	Sensient Technologies Corp.	907,314

	Commercial Services — 1.1%
50,800	DynCorp International, Inc.— Class A*	852,931
12,303	Steiner Leisure, Ltd. (Bahama Islands)*	375,611
35,919	Team, Inc.*	562,851

		1,791,393

	Computer Equipment, Software and Services — 10.9%
198,414	3Com Corp.*	934,530
51,869	ACI Worldwide, Inc.*	724,091
50,700	Actuate Corp.*	242,346
41,000	ANSYS, Inc.*	1,277,560
94,623	Aspen Technology, Inc.*	807,134
55,300	Avocent Corp.*	771,988
170,513	Bluephoenix Solutions, Ltd. (Israel)*	417,757
26,900	CACI International, Inc.— Class A*	1,148,899
42,600	Compellent Technologies, Inc.*	649,650
27,800	Ebix, Inc.*	870,696
83,030	EPIQ Systems, Inc.*	1,274,511
94,047	FalconStor Software, Inc.*	446,723
20,700	ManTech International Corp.— Class A*	890,928
1,902	Open Text Corp. (Canada)*	69,271
15,300	Pegasystems, Inc.	403,614
78,554	Radiant Systems, Inc.*	651,998
68,686	Smith Micro Software, Inc.*	674,497
108,500	Soapstone Networks, Inc.*	453,530
46,500	Solera Holdings, Inc.*	1,181,100
28,770	Sybase, Inc.*	901,652
20,700	Synaptics, Inc.*	800,055
57,500	Tyler Technologies, Inc.*	898,150
18,700	Ultimate Software Group, Inc. (The)*	453,288

		16,943,968

See notes to financial statements.

SMALL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)

	Construction Services and Supplies — 1.1%
51,000	Beacon Roofing Supply, Inc.*	$737,460
40,474	Integrated Electrical Services, Inc.*	316,102
33,945	Simpson Manufacturing Company, Inc.	733,891

		1,787,453

	Consumer Goods and Services — 1.9%
15,933	Chattem, Inc.*	1,085,037
32,900	Helen of Troy, Ltd. (Bermuda)*	552,391
72,300	Jarden Corp.*	1,355,625

		2,993,053

	Containers and Packaging — 0.9%
20,474	Rock-Tenn Company— Class A	781,288
13,400	Silgan Holdings, Inc.	657,002

		1,438,290

	Education — 2.6%
22,431	American Public Education, Inc.*	888,492
18,600	Capella Education Company*	1,115,070
47,000	Career Education Corp.*	1,169,830
96,700	ChinaCast Education Corp.*	688,504
14,300	Grand Canyon Education, Inc.*	239,954

		4,101,850

	Electrical Equipment — 0.9%
621,975	Capstone Turbine Corp.*	516,239
40,220	Greatbatch, Inc.*	909,374

		1,425,613

	Electronics — 1.8%
29,600	Diebold, Inc.	780,256
42,000	EnerSys*	763,980
16,937	NVE Corp.*	823,138
20,400	Plexus Corp.*	417,384

		2,784,758

	Engineering — 0.7%
23,974	Stanley, Inc.*	788,265
14,300	VSE Corp.	374,088

		1,162,353

	Entertainment, Leisure and Recreation — 0.9%
19,700	Bally Technologies, Inc.*	589,424
30,200	Penn National Gaming, Inc.*	879,122

		1,468,546

	Environmental Waste Management and Recycling Services — 1.5%
15,900	Clean Harbors, Inc.*	858,441
99,304	EnergySolutions	913,597
22,300	Waste Connections, Inc.*	577,793

		2,349,831

	Equipment Rental and Leasing — 0.6%
30,270	Aaron’s, Inc.	902,651

	Food and Beverage — 1.3%
29,130	Central European Distribution Corp.*	773,984
45,874	Chiquita Brands International, Inc.*	470,667
39,400	Flowers Foods, Inc.	860,496

		2,105,147

	Insurance — 1.6%
20,181	Infinity Property & Casualty Corp.	735,799
36,400	IPC Holdings, Ltd. (Bermuda)	995,176
32,300	Tower Group, Inc.	800,394

		2,531,369

	Internet Services — 4.1%
238,300	Art Technology Group, Inc.*	905,540
40,200	Blue Coat Systems, Inc.*	664,908
82,149	CyberSource Corp.*	1,256,879
143,186	GigaMedia, Ltd. (Singapore)*	841,934
219,623	Move, Inc.*	474,386
63,200	NIC, Inc.	427,864
31,900	Perfect World Company, Ltd. (ADR) (Cayman Islands)*	912,340
125,300	TeleCommunications Systems, Inc.— Class A*	890,883

		6,374,734

	Machinery — 0.1%
94,400	Flow International Corp.*	221,840

	Manufacturing — 1.4%
16,800	AptarGroup, Inc.	567,336
84,400	GrafTech International, Ltd.*	954,564
28,180	II-VI, Inc.*	624,751

		2,146,651

	Medical Equipment, Supplies, and Services — 10.4%
20,900	Amedisys, Inc.*	690,118
84,605	American Medical Systems Holdings, Inc.*	1,336,759
144,454	Bruker BioSciences Corp.*	1,337,644
21,500	CardioNet, Inc.*	350,880
101,012	Celera Corp.*	770,722
125,448	CryoLife, Inc.*	694,982
20,900	Emergency Medical Services Corp.— Class A*	769,538
29,000	Ensign Group, Inc.	412,670
30,000	Genoptix, Inc.*	959,700
18,900	Haemonetics Corp.*	1,077,300
47,800	ICON PLC (ADR) (Ireland)*	1,031,524
20,000	ICU Medical, Inc.*	823,000
55,150	IRIS International, Inc.*	650,770
24,787	LHC Group, Inc.*	550,519

See notes to financial statements.

SMALL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Medical Equipment, Supplies, and Services (continued)

26,700	Luminex Corp.*	$495,018
5,502	Neogen Corp.*	159,448
54,953	Phase Forward, Inc.*	830,340
9,968	Psychiatric Solutions, Inc.*	226,672
30,400	STERIS Corp.	792,832
66,691	Synovis Life Technologies, Inc.*	1,385,173
49,864	US Physical Therapy, Inc.*	735,494

		16,081,103

	Metals and Mining — 1.3%
41,300	AK Steel Holding Corp.	792,547
103,300	Gammon Gold, Inc. (Canada)*	689,011
103,200	Stillwater Mining Company*	589,272

		2,070,830

	Oil, Coal and Gas — 5.3%
34,361	Bill Barrett Corp.*	943,554
288,832	Cano Petroleum, Inc.*	274,390
25,400	Comstock Resources, Inc.*	839,470
10,500	Core Laboratories NV (the Netherlands)	915,075
71,100	EXCO Resources, Inc.*	918,613
147,453	Hercules Offshore, Inc.*	585,388
17,947	Hornbeck Offshore Services, Inc.*	383,886
84,700	Key Energy Services, Inc.*	487,872
43,008	Natural Gas Services Group*	572,006
125,891	North American Energy Partners, Inc. (Canada)*	766,676
27,400	Oil States International, Inc.*	663,354
31,500	Penn Virginia Corp.	515,655
14,800	Unit Corp.*	408,036

		8,273,975

	Pharmaceuticals/Research and Development — 6.2%
45,099	Albany Molecular Research, Inc.*	378,381
31,700	Alexion Pharmaceuticals, Inc.*	1,303,504
45,800	Alnylam Pharmaceuticals, Inc.*	1,019,966
51,300	Cubist Pharmaceuticals, Inc.*	940,329
46,800	Emergent Biosolutions, Inc.*	670,644
24,426	Exponent, Inc.*	598,681
49,700	Isis Pharmaceuticals, Inc.*	820,050
71,109	Oculus Innovative Sciences, Inc.*	241,771
78,700	PAREXEL International Corp.*	1,131,706
56,000	Questcor Pharmaceuticals, Inc.*	280,000
14,300	United Therapeutics Corp.*	1,191,619
171,349	VIVUS, Inc.*	1,041,802

		9,618,453

	Printing and Publishing — 1.2%
31,400	Consolidated Graphics, Inc.*	546,988
64,414	Dolan Media Company*	823,855
13,200	VistaPrint, Ltd. (Bermuda)*	562,980

		1,933,823

	Retail — 2.7%
65,300	Conn’s, Inc.*	816,250
49,600	First Cash Financial Services, Inc.*	868,992
23,200	hhgregg, Inc.*	351,712
33,600	Hibbett Sports, Inc.*	604,800
46,900	Pantry, Inc. (The)*	778,540
48,800	PetMed Express, Inc.*	733,464

		4,153,758

	Retail: Restaurants — 2.5%
48,806	BJ’s Restaurants, Inc.*	823,357
23,625	Buffalo Wild Wings, Inc.*	768,285
30,900	Jack in the Box, Inc.*	693,705
23,357	O’Charley’s, Inc.	216,052
24,400	PF Chang’s China Bistro, Inc.*	782,264
37,413	Red Robin Gourmet Burgers, Inc.*	701,494

		3,985,157

	Security Service and Devices — 1.0%
9,700	American Science and Engineering, Inc.	670,464
85,800	Cogent, Inc.*	920,634

		1,591,098

	Semiconductors — 4.4%
105,177	Advanced Analogic Technologies, Inc.*	482,762
197,300	ANADIGICS, Inc.*	826,687
45,300	Cavium Networks, Inc.*	761,493
42,548	Monolithic Power Systems, Inc.*	953,501
19,100	Netlogic Microsystems, Inc.*	696,386
198,400	O2Micro International, Ltd. (ADR) (Cayman Islands)*	992,000
157,300	PMC-Sierra, Inc.*	1,252,107
170,007	Silicon Motion Technology Corp. (ADR) (Cayman Islands)*	620,526
25,385	Zoran Corp.*	276,697

		6,862,159

	Telecommunications Equipment and Services — 8.6%
43,400	ADTRAN, Inc.	931,798
29,200	Applied Signal Technology, Inc.	744,892
55,100	Atheros Communications*	1,060,124
31,420	Comtech Telecommunications Corp.*	1,001,670
28,962	EMS Technologies, Inc.*	605,306
31,678	General Cable Corp.*	1,190,460
56,515	GeoEye, Inc.*	1,331,494
105,600	Globecomm Systems, Inc.*	759,264

See notes to financial statements.

SMALL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value

	Common Stocks (continued)
	Telecommunications Equipment and Services (continued)

64,700	MasTec, Inc.*	$758,284
12,331	Neutral Tandem, Inc.*	364,011
49,163	NICE— Systems, Ltd. (ADR) (Israel)*	1,134,190
99,700	Novatel Wireless, Inc.*	899,294
69,420	Oplink Communications, Inc.*	791,388
34,347	Starent Networks Corp.*	838,410
60,300	Syniverse Holdings, Inc.*	966,609

		13,377,194

	Transportation — 3.7%
34,038	Arkansas Best Corp.	896,901
111,463	Celadon Group, Inc.*	935,175
84,253	Excel Maritime Carriers, Ltd. (Liberia)	567,023
16,800	Genco Shipping & Trading, Ltd. (Marshall Islands)	364,896
50,300	Heartland Express, Inc.	740,416
42,466	Hub Group, Inc.— Class A*	876,498
63,800	Kansas City Southern*	1,027,818
21,700	Marten Transport, Ltd.*	450,492

		5,859,219

	Utilities — 0.6%
50,700	Avista Corp.	902,967

	Total Common Stocks (Cost $158,484,682)	154,110,547

	Warrants — 0.0%
141	Krispy Kreme Doughnuts, Inc.* (Cost $0)	6

	Total Securities (Cost $158,484,682)	154,110,553

Principal

	Repurchase Agreements — 1.2%
$1,800,577	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $1,800,577 (Collateralized by US Treasury Bill, 0.28%, due 11/27/09, with a value of $1,837,792) (Cost $1,800,577)	1,800,577

	Total Investments — 99.7% (Cost $160,285,259)	155,911,130
	Other assets less liabilities — 0.3%	425,366

	Net Assets — 100.0%	$156,336,496

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $160,285,259.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation		$16,770,284
Gross unrealized depreciation		(21,144,413)

Net unrealized depreciation	$	(4,374,129)

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2009
(Unaudited)

Shares		Value	Country

	Common Stocks — 98.8%
	Aerospace and Defense — 0.6%
363,100	Empresa Brasileira de Aeronautica SA (ADR)	$6,012,936	BRA

	Agriculture — 1.4%
149,400	Potash Corp. of Saskatchewan, Inc.	13,901,670	CDA

	Apparel: Manufacturing and Retail — 2.5%
495,558	Hennes & Mauritz AB (H&M) — B Shares	24,730,847	SWE

	Automobile: Retail — 2.0%
535,900	Toyota Motor Corp.	20,415,768	JPN

	Banks and Financial Services — 23.1%
1,903,800	BM&F BOVERSPA SA	11,445,146	BRA
331,215	BNP Paribas	21,489,817	FRA
8,827,650	China Merchants Bank Company, Ltd.	20,206,645	CHN
339,700	Cia Brasileira de Meios de Pagamento — Class H*	2,921,125	BRA
254,600	Deutsche Bank AG	15,427,760	GER
179,700	Deutsche Boerse AG	13,935,646	GER
1,859,700	Hong Kong Exchanges & Clearing, Ltd.	28,963,141	HNG
36,505,500	Industrial and Commercial Bank of China, Ltd. — Class H	25,483,030	CHN
429,627	Julius Baer Holding AG	16,678,171	SWI
3,512,800	Mitsubishi UFJ Financial Group, Inc. (MUFG)	21,805,724	JPN
726,299	National Bank of Greece SA	20,173,982	GRC
371,900	Redecard SA	5,722,268	BRA
1,360,750	Standard Chartered PLC	25,521,240	BRI

		229,773,695

	Broadcast Services/Media — 1.0%
1,368,210	British Sky Broadcasting Group PLC	10,241,952	BRI

	Computer Equipment, Software and Services — 3.3%
599,387	Logitech International SA*	8,302,217	SWI
605,661	SAP AG	24,359,496	GER

		32,661,713

	Consumer Goods and Services — 4.7%
514,816	British American Tobacco PLC	14,169,893	BRI
4,323,500	Kingfisher PLC	12,646,950	BRI
441,191	Reckitt Benckiser Group PLC	20,076,934	BRI

		46,893,777

	Diversified Operations and Services — 2.3%
299,533	LVMH Moet Hennessy Louis Vuitton SA	22,858,860	FRA

	Entertainment, Leisure and Recreation — 2.7%
800,898	Carnival PLC	21,174,427	BRI
223,414	OPAP SA	5,954,907	GRC

		27,129,334

	Food and Beverage — 3.5%
572,154	Nestle SA	21,547,598	SWI
661,156	SABMiller PLC	13,433,509	BRI

		34,981,107

	Insurance — 3.6%
796,324	AXA SA	14,958,270	FRA
5,765,033	China Life Insurance Company, Ltd. — Class H	21,200,307	CHN

		36,158,577

	Internet Services — 1.3%
43,600	Baidu, Inc. (ADR)*	13,127,524	CAY

	Machinery — 2.1%
1,363,000	KOMATSU, Ltd.	21,109,628	JPN

	Manufacturing — 1.5%
188,594	FANUC, Ltd.	15,191,669	JPN

	Medical Equipment, Supplies, and Services — 4.4%
167,171	Air Liquide SA	15,269,317	FRA
144,200	Covidien PLC	5,398,848	IRE
297,000	Fresenius Medical Care AG & Company	13,286,848	GER
1,387,241	Smith & Nephew PLC	10,258,886	BRI

		44,213,899

	Metals and Mining — 1.9%
688,286	BHP Billiton, Ltd.	19,256,432	AUS

	Oil, Coal and Gas — 4.9%
310,200	Canadian Natural Resources, Ltd.	16,318,736	CDA
482,700	Petroleo Brasileiro SA — Petrobras (ADR)	19,781,046	BRA
242,900	Schlumberger, Ltd.	13,143,319	ANT

		49,243,101

	Pharmaceuticals/Research and Development — 9.9%
423,471	Novartis AG	17,164,109	SWI
486,349	Novo Nordisk A/S — Class B	26,294,335	DEN

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Shares		Value	Country

	Common Stocks (continued)
	Pharmaceuticals/Research and Development (continued)

129,192	Roche Holding AG	$17,561,694	SWI
774,800	Teva Pharmaceutical Industries, Ltd. (ADR)	38,228,632	ISR

		99,248,770

	Retail — 1.8%
6,178,200	Wal-Mart de Mexico SAB de CV — Series V	18,321,243	MEX

	Semiconductors — 1.1%
5,389,343	ARM Holdings PLC	10,617,687	BRI

	Telecommunications Equipment and Services — 11.7%
551,200	Amdocs, Ltd. *	11,823,240	GCI
377,409	America Movil SAB de CV — Series L (ADR)	14,613,276	MEX
776,500	China Mobile, Ltd.	7,774,969	HNG
1,323,092	Nokia Corp.	19,377,669	FIN
707,400	Rogers Communications, Inc. — Class B	18,184,465	CDA
964,673	Telefonica SA	21,815,047	SPA
1,943,017	Turkcell Iletisim Hizmetleri AS	10,781,928	TUR
657,400	Vodafone Group PLC (ADR)	12,812,726	BRI

		117,183,320

	Toys — 1.1%
39,700	Nintendo Company, Ltd.	10,974,319	JPN

	Transportation — 1.8%
415,200	Canadian National Railway Company	17,837,376	CDA

	Utilities — 4.6%
363,213	E. ON AG	12,850,424	GER
441,096	Fortum Oyi	10,036,793	FIN
325,353	Vestas Wind Systems A/S*	23,320,708	DEN

		46,207,925

	Total Common Stocks (Cost $918,053,417)	988,293,129

Principal		Value	Country

	Repurchase Agreements — 1.2%
$12,209,573	With State Street Bank and Trust, dated 06/30/09, 0.01%, due 07/01/09, repurchase proceeds at maturity $12,209,577 (Collateralized by US Treasury Bill, 0.31%, due 12/10/09, with a value of $12,457,535) (Cost $12,209,573)	$12,209,573	USA

	Total Investments — 100.0% (Cost $930,262,990)	1,000,502,702
	Liabilities less other assets — (0.0)%	(259,691)

	Net Assets — 100.0%	$1,000,243,011

The aggregate cost of securities for federal income tax purposes at June 30, 2009 is $930,262,990.

The following amounts are based on cost for federal income tax purposes:

Gross unrealized appreciation	$97,742,100
Gross unrealized depreciation	(27,502,388)

Net unrealized appreciation	$70,239,712

See summary of footnotes and abbreviations to portfolios.

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2009
(Unaudited)

Percent of Total
Country Composition	Investments at Value

Australia (AUS)	1.93%
Brazil (BRA)	4.59
Canada (CDA)	6.62
Cayman Islands (CAY)	1.31
China (CHN)	6.69
Denmark (DEN)	4.96
Finland (FIN)	2.94
France (FRA)	7.45
Germany (GER)	7.98
Greece (GRC)	2.61
Guernsey, Channel Islands (GCI)	1.18
Hong Kong (HNG)	3.67
Ireland (IRE)	0.54
Israel (ISR)	3.82
Japan (JPN)	8.95
Mexico (MEX)	3.29
Netherlands Antillies (ANT)	1.31
Spain (SPA)	2.18
Sweden (SWE)	2.47
Switzerland (SWI)	8.12
Turkey (TUR)	1.08
United Kingdom (BRI)	15.09
United States (USA)	1.22

Total Percentage	100.00%

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO OF INVESTMENTS

SUMMARY OF FOOTNOTES AND ABBREVIATIONS TO PORTFOLIOS
June 30, 2009
(Unaudited)

Footnotes:

*	Non-income producing security.
144A	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempts from registration, normally to qualified institutional buyers.

1)	Variable rate security. The rate shown was in effect at June 30, 2009.
2)	Quarterly reset provision. The rate shown was in effect at June 30, 2009.
3)	Monthly reset provision. The rate shown was in effect at June 30, 2009.
4)	Principal amount for this security is denominated in Euros.
5)	Security is segregated as initial margin for futures contracts.
6)	Security is segregated as collateral for swap contracts and/or for swaptions.
7)	Represents a zero coupon bond which will convert to an interest bearing security at a later date.
8)	Security has been deemed illiquid pursuant to procedures approved by the Advisor and may be difficult to sell.
9)	Bond is in default.
10)	Principal amount for this security is denominated in British Pound Sterling.
11)	Floating rate security. The interest rate is subject to change semi-annually based on the London Interbank Offered Rate (“LIBOR”). The rate shown was in effect at June 30, 2009.
12)	PIK (“Payment-In-Kind”) bond. These bonds pay interest in the form of additional bonds.
13)	Security was in bankruptcy reorganization at the time of maturity. Recovery will be determined at the conclusion of the bankruptcy.
14)	Fair valued at June 30, 2009.
Following are the market values (as determined by fair valuation) and the corresponding percentage of Portfolio net assets of all fair valued securities at June 30, 2009.

Series	Market Value	Percentage
High Quality Bond	$4,328,140	1.08%
Total Return Bond	186,000	0.07
High Yield Bond	4,238,236	0.80
Balanced	55,025	0.04
Small Core	—	—

Abbreviations:
ADR	American Depository Receipt.
HB	High Coupon Bonds (a.k.a “IO-ettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.
IO	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities generally exceed yields on other mortgage- backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
REG S	Security is sold under Regulation S of the Securities Act of 1933, which governs offers and sales outside the US without registration under the Securities Act of 1933. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
TBA	To be announced. Securities are purchased on a forward commitment basis with approximate principal amount and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

• Securities issued by companies registered outside the United States are denoted with their domestic country in parenthesis.

 • Securities designated as Supra National jurisdictions are represented by an international organization, or union, whereby member states transcend national boundaries or interests to share in the decision-making and vote on issues pertaining to the wider grouping.

 • Fixed income securities designated as “perpetual” are securities that make (or are scheduled to make) a steady payment of interest. They do not have a maturity date, and the interest payments are indefinite.

• Footnotes and abbreviations may or may not appear in each portfolio of investments.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO COMPOSITION

June 30, 2009
(Unaudited)

The following charts summarize the portfolio composition of each Series by asset type.

Money Market Series
Yankee Certificates of Deposit	34.3%
Commercial Paper	28.5
Short Term US Government Agency Securities	16.6
Short Term Corporate Notes	14.3
Time Deposit	4.0
US Treasury Securities	2.3
Repurchase Agreements/Cash Equivalents	2.3
Liabilities less other assets	(2.3)

100.0%

High Quality Bond Series
Corporate Bonds and Notes	67.9%
US Government Agency Securities	22.4
US Treasury Securities	7.1
Repurchase Agreements/Cash Equivalents	1.1
Municipal Bonds	0.9
Other assets less liabilities	0.6

100.0%

Inflation-Protected Securities Series
US Treasury Securities	90.5%
Repurchase Agreements/Cash Equivalents	6.7
Corporate Bonds and Notes	0.7
US Government Agency Securities	0.2
Call Options Written	(0.2)
Put Options Written	(0.2)
Other assets less liabilities	2.3

100.0%

Core Bond Series
US Government Agency Securities	52.8%
Corporate Bonds and Notes	51.3
US Treasury Securities	10.8
Repurchase Agreements/Cash Equivalents	6.7
Preferred Corporate Bonds and Notes	2.5
Foreign Government Obligations	1.7
Municipal Bonds	1.1
Purchased Put Options	0.2
Purchased Call Options	0.1
Put Options Written	(0.9)
Call Options Written	(1.1)
Securities Sold Short	(18.2)
Liabilities less other assets	(7.0)

100.0%

Total Return Bond Series
Corporate Bonds and Notes	56.8%
US Government Agency Securities	44.1
US Treasury Securities	3.8
Preferred Corporate Bonds and Notes	2.0
Repurchase Agreements/Cash Equivalents	0.6
Foreign Government Obligations	0.3
Municipal Bonds	0.2
Preferred Stocks	0.1
Put Options Written	(0.0)*
Call Options Written	(0.0)*
Liabilities less other assets	(7.9)

100.0%

High Yield Bond Series
Corporate Bonds and Notes	87.7%
Loan Participations	9.3
Convertible Bonds	0.7
Repurchase Agreements/Cash Equivalents	0.6
Convertible Preferred Stocks	0.4
Preferred Stocks	0.1
Common Stocks	0.0 *
Other assets less liabilities	1.2

100.0%

Balanced Series
Common Stocks	60.0%
Corporate Bonds and Notes	24.9
US Government Agency Securities	12.3
Repurchase Agreements/Cash Equivalents	5.6
Preferred Corporate Bonds and Notes	0.9
Municipal Bonds	0.6
US Treasury Securities	0.5
Preferred Stocks	0.1
Put Options Written	(0.0)*
Call Options Written	(0.0)*
Liabilities less other assets	(4.9)

100.0%

Large Value Series
Common Stocks	98.1%
Repurchase Agreements/Cash Equivalents	2.2
Liabilities less other assets	(0.3)

100.0%

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
PORTFOLIO COMPOSITION (Continued)

June 30, 2009
(Unaudited)

Value Series
Common Stocks	96.8%
Repurchase Agreements/Cash Equivalents	1.9
Preferred Stocks	1.6
Liabilities less other assets	(0.3)

100.0%

Large Core Series
Common Stocks	98.7%
Repurchase Agreements/Cash Equivalents	1.3
Liabilities less other assets	(0.0)*

100.0%

Large Growth Series
Common Stocks	97.1%
Repurchase Agreements/Cash Equivalents	2.6
Other assets less liabilities	0.3

100.0%

Growth Series
Common Stocks	99.2%
Repurchase Agreements/Cash Equivalents	0.2
Other assets less liabilities	0.6

100.0%

Mid Value Series
Common Stocks	96.6%
Repurchase Agreements/Cash Equivalents	2.6
Short Term Commercial Paper	0.6
Convertible Bonds	0.0 *
Other assets less liabilities	0.2

100.0%

Mid Growth Series
Common Stocks	97.9%
Repurchase Agreements/Cash Equivalents	2.7
Liabilities less other assets	(0.6)

100.0%

Small Value Series
Common Stocks	97.1%
Repurchase Agreements/Cash Equivalents	3.4
Liabilities less other assets	(0.5)

100.0%

Small Core Series
Common Stocks	98.0%
Repurchase Agreements/Cash Equivalents	1.0
Short Term US Treasury Securities	0.1
Warrants	0.0 *
Other assets less liabilities	0.9

100.0%

Small Growth Series
Common Stocks	98.5%
Repurchase Agreements/Cash Equivalents	1.2
Warrants	0.0 *
Other assets less liabilities	0.3

100.0%

International Equity Series
Common Stocks	98.8%
Repurchase Agreements/Cash Equivalents	1.2
Liabilities less other assets	(0.0)*

100.0%

*	Amount rounds to less than 0.05% or (0.05)%.

See notes to financial statements.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. Organization and Business

Transamerica Partners Portfolios (the “Series Portfolio”), a series trust organized on September 1, 1993 under the laws of the State of New York, is composed of eighteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the Total Return Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Large Value Portfolio, the Value Portfolio, the Large Core Portfolio, the Large Growth Portfolio, the Growth Portfolio, the Mid Value Portfolio, the Mid Growth Portfolio, the Small Value Portfolio, the Small Core Portfolio, the Small Growth Portfolio, and the International Equity Portfolio (each a “Series”). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

The investment objectives of each Series are as follows:

Money Market — The Series’ goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond — The Series’ goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities — The Series’ goal is to seek maximum real return consistent with the preservation of capital.

Core Bond — The Series’ goal is to achieve maximum total return.

Total Return Bond — The Series’ goal is to maximize long-term total return.

High Yield Bond — The Series’ goal is to provide a high level of current income.

Balanced — The Series’ goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Large Value — The Series’ goal is to provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.

Value — The Series’ goal is to provide capital appreciation. Dividend income is a secondary goal.

Large Core — The Series’ goal is to provide capital appreciation and current income.

Large Growth — The Series’ goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Growth — The Series’ goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Mid Value — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid Growth — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Value — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

1. Organization and Business (continued)

Small Core — The Series’ goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small Growth — The Series’ goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

International Equity — The Series’ goal is to provide a high level of long—term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

2. Significant Accounting Policies

     A. Security Valuation:

Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the official closing price or last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Bonds and warrants are valued at the last available bid prices by an independent pricing service. Option contracts that are traded on commodities or securities exchanges are normally valued at the last mean price on the exchange on which they are traded; if mean prices are not available, the bid price will be used. If neither mean nor bid prices are available, a broker quote will be obtained. Futures contracts traded on commodities or securities exchanges are normally valued at the last closing price on the exchange on which they are traded. If last closing price is not available for futures contracts, a broker quote will be obtained. Swap agreements are normally valued by an independent pricing service. If the independent pricing service is not able to value a swap contract, that contract will be valued at bid price. If bid is not available, a broker quote will be obtained. When valuations are not readily available, securities will be valued at their fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee, under the supervision of the Board of Trustees. Unlisted securities are valued at the last sales price provided by an independent pricing agent or the principal market maker.

Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the calculation of net asset value when the investment advisor deems that the particular event or circumstance would materially affect its asset value. In accordance with procedures adopted by the Board of Trustees, all Series apply fair value pricing on a daily basis for all non-US and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Series’ investment advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value each day.

The Series adopted the Financial Accounting Standards Board (“FASB”) Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to the funds.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Various inputs are used in determining the value of each Series’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Following is a summary of the inputs used to value each Series’ net assets as of June 30, 2009.

For fair valuations using significant unobservable inputs, FAS 157 requires a reconciliation of the beginning to ending balances for reported market values that represents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period.

In accordance with this requirement, a reconciliation is provided for each applicable Series for the period ended June 30, 2009.

Money Market Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

US Treasury Note	$—	$28,514,603	$—	$28,514,603
Commercial Paper	—	351,869,529	—	351,869,529
Yankee Certificates of Deposit	—	422,742,126	—	422,742,126
Short Term Us Government Agency Securities	—	204,231,994	—	204,231,994
Short Term Corporate Notes	—	176,390,044	—	176,390,044
Time Deposit	—	49,850,000	—	49,850,000
Repurchase Agreements	—	28,836,884	—	28,836,884

Total	$—	$1,262,435,180	$—	$1,262,435,180

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

High Quality Bond Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Fixed Income — Asset-Backed Security	$—	$106,351,582	$3,800,294	$110,151,876
Fixed Income — Consumer Discretionary	—	3,166,732	—	3,166,732
Fixed Income — Consumer Staples	—	7,991,017	—	7,991,017
Fixed Income — Financials	—	83,136,632	—	83,136,632
Fixed Income — Industrials	—	2,385,342	—	2,385,342
Fixed Income — Information Technology	—	2,996,775	—	2,996,775
Fixed Income — Materials	—	1,889,802	—	1,889,802
Fixed Income — Mortgage-Backed Security	—	48,274,244	—	48,274,244
Fixed Income — Telecommunication Services	—	9,213,006	—	9,213,006
Fixed Income — U.S. Government Agency Obligation	—	89,897,140	—	89,897,140
Fixed Income — U.S. Government Obligation	—	28,600,924	—	28,600,924
Fixed Income — Utilities	—	6,798,472	—	6,798,472
Cash & Cash Equivalent — Repurchase Agreement	—	4,604,867	—	4,604,867

Total	$—	$395,306,535	$3,800,294	$399,106,829

Level 3 Rollforward:

	Beginning			Total	Total		Ending
Investment	Balance at	Net	Accrued	Realized	Unrealized	Net Transfers	Balance at
Securities	12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	In/(Out) of Level 3	06/30/2009

Fixed Income — Asset-Backed Security	$—	$(1,015,515)	$121	$10,949	$(275,261)	$5,080,000	$3,800,294

Inflation-Protected Securities Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Fixed Income — Asset-Backed Security	$—	$115,613	$—	$115,613
Fixed Income — Financials	—	1,599,348	—	1,599,348
Fixed Income — Mortgage-Backed Security	—	656,117	—	656,117
Fixed Income — U.S. Government Agency Obligation	—	844,967	—	844,967
Fixed Income — U.S. Government Obligation	—	327,421,304	—	327,421,304
Cash & Cash Equivalent — Repurchase Agreement	—	24,097,428	—	24,097,428

Total	$—	$354,734,777	$—	$354,734,777

Other Financial Instruments,*	Level 1	Level 2	Level 3	Total

Forward Contracts	$—	$76,698	$—	$76,698
Interest Rate Swaps	—	93,847	—	93,847
Futures	—	371,992	—	371,992
Written Swaptions	—	9,996	—	9,996

Total	$—	$552,533	$—	$552,533

*	Other financial instruments are valued at unrealized appreciation (depreciation).

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Core Bond Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Derivative	$—	$4,930,554	$—	$4,930,554
Fixed Income — Asset-Backed Security	—	398,124,493	—	398,124,493
Fixed Income — Consumer Discretionary	—	5,071,921	—	5,071,921
Fixed Income — Consumer Staples	—	10,102,982	—	10,102,982
Fixed Income — Energy	—	29,026,905	—	29,026,905
Fixed Income — Financials	—	227,275,695	—	227,275,695
Fixed Income — Foreign Government Obligation	—	24,608,363	—	24,608,363
Fixed Income — Health Care	—	30,097,611	—	30,097,611
Fixed Income — Industrials	—	13,883,245	—	13,883,245
Fixed Income — Information Technology	—	33,940,509	—	33,940,509
Fixed Income — Materials	—	5,600,815	—	5,600,815
Fixed Income — Municipal Government Obligation	—	16,872,052	—	16,872,052
Fixed Income — Telecommunication Services	—	53,673,798	—	53,673,798
Fixed Income — U.S. Government Agency Obligation	—	756,708,654	—	756,708,654
Fixed Income — U.S. Government Obligation	—	158,514,939	—	158,514,939
Fixed Income — Utilities	—	8,521,725	—	8,521,725
Cash & Cash Equivalent — Repurchase Agreement	—	99,090,576	—	99,090,576

Total	$—	$1,876,044,837	$—	$1,876,044,837

Other Financial Instruments,*	Level 1	Level 2	Level 3	Total

Forward Contracts	$—	$(430,511)	$—	$(430,511)
Interest Rate Swaps	—	6,336,883	—	6,336,883
Credit Default Swaps	—	353,644	—	353,644
Written Swaptions	—	(940,826)	—	(940,826)
Futures	—	452,303	—	452,303
Written Options	—	166,728	—	166,728

Total	$—	$5,938,221	$—	$5,938,221

Securities Sold Short*	Level 1	Level 2	Level 3	Total

Fixed Income — U.S. Government Agency Obligation	$—	$(508,928)	$—	$(508,928)

*	Other financial instruments are valued at unrealized appreciation (depreciation).

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Total Return Bond Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Financials	$242,955	$—	$—	$242,955
Fixed Income — Asset-Backed Security	—	14,168,633	—	14,168,633
Fixed Income — Consumer Discretionary	—	6,394,920	—	6,394,920
Fixed Income — Consumer Staples	—	3,163,017	—	3,163,017
Fixed Income — Energy	—	23,545,929	—	23,545,929
Fixed Income — Financials	—	38,934,542	186,000	39,120,542
Fixed Income — Foreign Government Obligation	—	707,477	—	707,477
Fixed Income — Health Care	—	3,016,337	—	3,016,337
Fixed Income — Industrials	—	2,562,635	—	2,562,635
Fixed Income — Information Technology	—	387,100	—	387,100
Fixed Income — Materials	—	6,081,444	—	6,081,444
Fixed Income — Mortgage-Backed Security	—	36,140,915	—	36,140,915
Fixed Income — Municipal Government Obligation	—	439,208	—	439,208
Fixed Income — Telecommunication Services	—	10,026,904	—	10,026,904
Fixed Income — U.S. Government Agency Obligation	—	112,873,719	—	112,873,719
Fixed Income — U.S. Government Obligation	—	9,685,890	—	9,685,890
Fixed Income — Utilities	—	7,110,919	—	7,110,919
Cash & Cash Equivalent — Repurchase Agreement	—	1,416,448	—	1,416,448

Total	$242,955	$276,656,037	$186,000	$277,084,992

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Forward Contracts	$—	$(96,082)	$—	$(96,082)
Futures	—	371,007	—	371,007
Written Options	—	89,138	—	89,138

Total	$—	$364,063	$—	$364,063

Level 3 Rollforward:

	Beginning				Total		Ending
	Balance	Net	Accrued	Total Realized	Unrealized	Net Transfers	Balance at
Securities	at 12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	In/(Out) of Level 3	06/30/2009

Fixed Income — Financials	$144,000	$—	$5,491	$—	$36,509	$—	$186,000
Equities — Financials	1,821,661	—	—	—	—	(1,821,661)	—

Total	$1,965,661	$—	$5,491	$—	$36,509	$(1,821,661)	$186,000

*	Other financial instruments are valued at unrealized appreciation (depreciation).

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

High Yield Bond Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$—	$—	$12,055	$12,055
Equities — Energy	1,362,131	—	—	1,362,131
Equities — Industrials	70,829	—	—	70,829
Equities — Telecommunication Services	893,011	—	—	893,011
Equities — Utilities	—	—	56	56
Fixed Income — Asset-Backed Security	—	315,524	—	315,524
Fixed Income — Consumer Discretionary	—	158,647,441	4,180,581	162,828,022
Fixed Income — Consumer Staples	—	34,498,094	—	34,498,094
Fixed Income — Energy	—	47,840,780	—	47,840,780
Fixed Income — Financials	—	40,934,055	—	40,934,055
Fixed Income — Health Care	—	40,215,603	—	40,215,603
Fixed Income — Industrials	—	55,888,539	72	55,888,611
Fixed Income — Information Technology	—	23,900,596	—	23,900,596
Fixed Income — Materials	—	47,165,109	—	47,165,109
Fixed Income — Telecommunication Services	—	50,242,286	—	50,242,286
Fixed Income — Utilities	—	14,622,493	—	14,622,493
Investment Company — Financials	—	—	67,445	67,445
Cash & Cash Equivalent — Repurchase Agreement	—	2,968,343	—	2,968,343

Total	$2,325,971	$517,238,863	$4,260,209	$523,825,043

Level 3 Rollforward:

	Beginning				Total	Net Transfers	Ending
	Balance at	Net	Accrued	Total Realized	Unrealized	In/(Out) of	Balance at
Securities	12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	Level 3	06/30/2009

Equities — Consumer Discretionary	$14,313	$—	$—	$—	$(2,258)	$—	$12,055
Equities — Utilities	177	—	—	—	(121)	—	56
Fixed Income — Consumer Discretionary	4,719,475	(464,798)	3,648	23,195	(100,939)	—	4,180,581
Fixed Income — Industrials	72	—	—	—	—	—	72
Investment Company — Financials	47,212	—	—	—	20,233	—	67,445

Total	$4,781,249	$(464,798)	$3,648	$23,195	$(83,085)	$—	$4,260,209

Balanced Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$8,779,386	$—	$—	$8,779,386

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Staples	18,264,947	—	—	18,264,947
Equities — Energy	11,393,177	—	—	11,393,177
Equities — Financials	12,513,868	—	—	12,513,868
Equities — Health Care	12,295,784	—	—	12,295,784
Equities — Industrials	7,704,764	—	—	7,704,764
Equities — Information Technology	9,050,333	—	—	9,050,333
Equities — Materials	1,802,895	—	—	1,802,895
Equities — Telecommunication Services	4,285,250	—	—	4,285,250
Equities — Utilities	2,555,667	—	—	2,555,667
Fixed Income — Asset-Backed Security	—	14,607,542	—	14,607,542
Fixed Income — Consumer Discretionary	—	1,179,817	—	1,179,817
Fixed Income — Consumer Staples	—	630,617	—	630,617
Fixed Income — Energy	—	4,461,824	—	4,461,824
Fixed Income — Financials	—	7,924,295	55,025	7,979,320
Fixed Income — Health Care	—	852,733	—	852,733
Fixed Income — Industrials	—	1,946,677	—	1,946,677
Fixed Income — Information Technology	—	1,113,814	—	1,113,814
Fixed Income — Materials	—	143,190	—	143,190
Fixed Income — Municipal Government Obligation	—	941,917	—	941,917
Fixed Income — Telecommunication Services	—	2,662,026	—	2,662,026
Fixed Income — U.S. Government Agency Obligation	—	18,119,263	—	18,119,263
Fixed Income — U.S. Government Obligation	—	712,641	—	712,641
Fixed Income — Utilities	—	2,610,855	—	2,610,855
Cash & Cash Equivalent — Repurchase Agreement	—	8,313,730	—	8,313,730

Total	$88,646,071	$66,220,941	$55,025	$154,922,037

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Futures	$—	$272,452	$—	$272,452
Forward Contracts	—	(22,280)	—	(22,280)
Written Options	—	(6,968)	—	(6,968)

Total	$—	$243,204	$—	$243,204

Balanced Series (continued)

Level 3 Rollforward:

	Beginning				Total		Ending
	Balance	Net	Accrued	Total Realized	Unrealized	Net Transfers	Balance at
Securities	at 12/31/2008	Purchases/(Sales)	Discounts/(Premiums)	Gain/(Loss)	Appreciation/(Depreciation)	In/(Out) of Level 3	06/30/2009

Fixed Income — Financials	$42,600	$—	$6,450	$—	$5,975	$—	$55,025
Equities — Financials	895,184	—	—	—	—	(895,184)	—

Total	$937,784	$—	$6,450	$—	$5,975	$(895,184)	$55,025

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

*	Other financial instruments are valued at unrealized appreciation (depreciation).

Large Value Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$106,894,242	$—	$—	$106,894,242
Equities — Consumer Staples	75,121,830	—	—	75,121,830
Equities — Energy	224,459,229	—	—	224,459,229
Equities — Financials	268,201,741	—	—	268,201,741
Equities — Health Care	127,381,295	—	—	127,381,295
Equities — Industrials	116,647,033	—	—	116,647,033
Equities — Information Technology	67,232,649	—	—	67,232,649
Equities — Materials	32,720,738	—	—	32,720,738
Equities — Telecommunication Services	74,427,092	—	—	74,427,092
Equities — Utilities	84,832,798	—	—	84,832,798
Cash & Cash Equivalent — Repurchase Agreement	—	26,800,488	—	26,800,488

Total	$1,177,918,647	$26,800,488	$—	$1,204,719,135

Value Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$3,132,531	$—	$—	$3,132,531
Equities — Consumer Staples	4,744,567	—	—	4,744,567
Equities — Energy	2,044,572	—	—	2,044,572
Equities — Financials	12,891,208	—	—	12,891,208
Equities — Health Care	4,603,979	—	—	4,603,979
Equities — Industrials	5,541,232	—	—	5,541,232
Equities — Information Technology	7,108,828	—	—	7,108,828
Equities — Materials	1,361,548	—	—	1,361,548
Equities — Telecommunication Services	917,979	—	—	917,979
Equities — Utilities	3,247,885	—	—	3,247,885
Cash & Cash Equivalent — Repurchase Agreement	—	883,119	—	883,119

Total	$45,594,329	$883,119	$—	$46,477,448

Large Core Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$28,444,276	$—	$—	$28,444,276
Equities — Consumer Staples	26,875,635	—	—	26,875,635
Equities — Energy	28,441,381	—	—	28,441,381
Equities — Financials	32,526,577	—	—	32,526,577
Equities — Health Care	33,949,065	—	—	33,949,065
Equities — Industrials	23,246,161	—	—	23,246,161

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NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Information Technology	47,313,935	—	—	47,313,935
Equities — Materials	8,749,222	—	—	8,749,222
Equities — Telecommunication Services	7,631,793	—	—	7,631,793
Equities — Utilities	9,253,605	—	—	9,253,605
Cash & Cash Equivalent — Repurchase Agreement	—	3,343,117	—	3,343,117

Total	$246,431,650	$3,343,117	$—	$249,774,767

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Futures	$—	$(7,096)	$—	$(7,096)

*	Other financial instruments are valued at unrealized appreciation (depreciation).

Large Growth Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$122,984,353	$—	$—	$122,984,353
Equities — Consumer Staples	73,174,507	—	—	73,174,507
Equities — Energy	90,804,067	—	—	90,804,067
Equities — Financials	113,647,809	—	—	113,647,809
Equities — Health Care	90,168,001	—	—	90,168,001
Equities — Industrials	120,225,452	—	—	120,225,452
Equities — Information Technology	393,694,165	—	—	393,694,165
Equities — Materials	58,283,717	—	—	58,283,717
Equities — Telecommunication Services	19,633,633	—	—	19,633,633
Equities — Utilities	2,474,070	—	—	2,474,070
Cash & Cash Equivalent — Repurchase Agreement	—	29,407,920	—	29,407,920

Total	$1,085,089,774	$29,407,920	$—	$1,114,497,694

Growth Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$26,350,565	$—	$—	$26,350,565
Equities — Consumer Staples	9,462,451	—	—	9,462,451
Equities — Energy	11,929,780	—	—	11,929,780
Equities — Financials	12,594,099	—	—	12,594,099
Equities — Health Care	23,632,799	—	—	23,632,799
Equities — Industrials	8,264,795	—	—	8,264,795
Equities — Information Technology	73,949,413	—	—	73,949,413
Equities — Materials	12,435,666	—	—	12,435,666
Equities — Telecommunication Services	4,052,821	—	—	4,052,821

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NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Investment Securities	Level 1	Level 2	Level 3	Total

Cash & Cash Equivalent — Repurchase Agreement	—	307,387	—	307,387

Total	$182,672,389	$307,387	$—	$182,979,776

Mid Value Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$77,232,630	$—	$—	$77,232,630
Equities — Consumer Staples	34,389,141	—	—	34,389,141
Equities — Energy	40,891,089	—	—	40,891,089
Equities — Financials	124,569,162	—	—	124,569,162
Equities — Health Care	61,310,531	—	—	61,310,531
Equities — Industrials	89,470,802	—	—	89,470,802
Equities — Information Technology	103,600,641	—	—	103,600,641
Equities — Materials	37,453,183	—	—	37,453,183
Equities — Telecommunication Services	9,302,986	—	—	9,302,986
Equities — Utilities	59,188,042	—	—	59,188,042
Fixed Income — Telecommunication Services	—	247,235	—	247,235
Cash & Cash Equivalent — Financials	—	4,200,000	—	4,200,000
Cash & Cash Equivalent — Repurchase Agreement	—	17,340,169	—	17,340,169

Total	$637,408,207	$21,787,404	$—	$659,195,611

Mid Growth Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$44,124,035	$—	$—	$44,124,035
Equities — Consumer Staples	6,385,945	—	—	6,385,945
Equities — Energy	14,882,351	—	—	14,882,351
Equities — Financials	22,079,909	—	—	22,079,909
Equities — Health Care	26,838,476	—	—	26,838,476
Equities — Industrials	26,855,192	—	—	26,855,192
Equities — Information Technology	66,854,431	—	—	66,854,431
Equities — Materials	7,054,879	—	—	7,054,879
Equities — Telecommunication Services	3,633,962	—	—	3,633,962
Cash & Cash Equivalent — Repurchase Agreement	—	5,939,419	—	5,939,419

Total	$218,709,180	$5,939,419	$—	$224,648,599

Small Value Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$18,238,415	$—	$—	$18,238,415

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NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Staples	4,155,781	—	—	4,155,781
Equities — Energy	11,525,328	—	—	11,525,328
Equities — Financials	38,743,355	—	—	38,743,355
Equities — Health Care	10,080,164	—	—	10,080,164
Equities — Industrials	28,258,626	—	—	28,258,626
Equities — Information Technology	11,927,619	—	—	11,927,619
Equities — Materials	3,722,113	—	—	3,722,113
Equities — Telecommunication Services	553,516	—	—	553,516
Equities — Utilities	8,184,219	—	—	8,184,219
Cash & Cash Equivalent — Repurchase Agreement	—	4,796,774	—	4,796,774

Total	$135,389,136	$4,796,774	$—	$140,185,910

Small Core Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$46,084,906	$—	$—	$46,084,906
Equities — Consumer Staples	11,294,809	—	—	11,294,809
Equities — Energy	13,063,519	—	—	13,063,519
Equities — Financials	60,104,815	—	—	60,104,815
Equities — Health Care	45,456,084	—	—	45,456,084
Equities — Industrials	50,866,033	—	—	50,866,033
Equities — Information Technology	53,261,822	—	—	53,261,822
Equities — Materials	11,521,190	—	—	11,521,190
Equities — Telecommunication Services	3,786,529	—	—	3,786,529
Equities — Utilities	12,092,421	—	—	12,092,421
Cash & Cash Equivalent — Repurchase Agreement	—	3,217,403	—	3,217,403
Cash & Cash Equivalent — Short-Term U.S. Government Obligation	—	429,856	—	429,856

Total	$307,532,128	$3,647,259	$—	$311,179,387

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Futures	$—	$(6,776)	$—	$(6,776)

*	Other financial instruments are valued at unrealized appreciation (depreciation).

Small Growth Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$25,065,936	$—	$—	$25,065,936
Equities — Consumer Staples	4,876,039	—	—	4,876,039

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NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Energy	7,123,412	—	—	7,123,412
Equities — Financials	10,146,851	—	—	10,146,851
Equities — Health Care	25,100,873	—	—	25,100,873
Equities — Industrials	31,951,211	—	—	31,951,211
Equities — Information Technology	43,082,658	—	—	43,082,658
Equities — Materials	4,076,456	—	—	4,076,456
Equities — Telecommunication Services	1,784,150	—	—	1,784,150
Equities — Utilities	902,967	—	—	902,967
Cash & Cash Equivalent — Repurchase Agreement	—	1,800,577	—	1,800,577

Total	$154,110,553	$1,800,577	$—	$155,911,130

International Equity Series

Valuation Summary:

Investment Securities	Level 1	Level 2	Level 3	Total

Equities — Consumer Discretionary	$126,343,684	$—	$—	$126,343,684
Equities — Consumer Staples	87,549,177	—	—	87,549,177
Equities — Energy	49,243,101	—	—	49,243,101
Equities — Financials	257,288,879	—	—	257,288,879
Equities — Health Care	122,794,503	—	—	122,794,503
Equities — Industrials	83,472,318	—	—	83,472,318
Equities — Information Technology	104,304,420	—	—	104,304,420
Equities — Materials	48,427,419	—	—	48,427,419
Equities — Telecommunication Services	85,982,411	—	—	85,982,411
Equities — Utilities	22,887,217	—	—	22,887,217
Cash & Cash Equivalent — Repurchase Agreement	—	12,209,573	—	12,209,573

Total	$988,293,129	$12,209,573	$—	$1,000,502,702

Other Financial Instruments*	Level 1	Level 2	Level 3	Total

Forward Contracts	$—	$(110,737)	$—	$(110,737)

*	Other financial instruments are valued at unrealized appreciation (depreciation).

     B. Repurchase Agreements:

Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series’ investment advisor, subject to the seller’s agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. Foreign Currency Translation:

The accounting records of each Series are maintained in US dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated to US dollars based on the prevailing exchange rates each business day. Income, expenses, purchases, and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

None of the Series isolates realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward and spot contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on each Series’ books and the US dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward and spot contracts, resulting from changes in the prevailing exchange rates.

     D. Foreign Currency Forward, Spot, and Cross Currency Contracts:

Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts, spot, and cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with those Series that participate in such contracts. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A spot contract is also an agreement to buy and sell a currency, but will settle within a week or less from the date it is entered into. The market value of a foreign currency forward, spot, or cross currency contract fluctuates with changes in forward currency exchange rates. Foreign currency forward, spot, and cross currency contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward, spot, or cross currency contract is extinguished, through delivery or by entering into another offsetting foreign currency forward, spot, or cross currency contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

As of June 30, 2009, the Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series each had outstanding foreign currency forward contracts as listed in Note 7.

     E. Written Options:

Each Series, with the exception of the Money Market Series, may write or purchase options for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. These options are settled for cash and subject the Series to unknown risk of loss. The Series, however, are not subject to credit risk

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

on written options, as the counterparty has already performed its obligation by paying the premium at the inception of the contract. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Series realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

Transactions in options written for the period ended June 30, 2009 were as follows:

	Inflation-Protected
	Securities		Core Bond
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums

Written call options outstanding at December 31, 2008	—	$—	55,600,000	$2,789,320
Call options written	14,700,000	740,145	339,200,000	16,511,800
Call options terminated in closing purchase transactions	—	—	(89,700,000)	(4,573,875)
Call options expired	—	—	—	—

Written call options outstanding at June 30, 2009	14,700,000	$740,145	305,100,000	$14,727,245

Written put options outstanding at December 31, 2008	—	$—	55,600,000	$2,789,320
Put options written	14,700,000	740,145	339,202,375	17,949,715
Put options terminated in closing purchase transactions	—	—	(89,700,731)	(5,051,833)
Put options expired	—	—	(1,518)	(732,197)

Written put options outstanding at June 30, 2009	14,700,000	$740,145	305,100,126	$14,955,005

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

	Total Return Bond		Balanced
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums

Written call options outstanding at December 31, 2008	364	$299,434	106	$86,010
Call options written	439	242,740	89	48,947
Call options terminated in closing purchase transactions	(613)	(445,954)	(152)	(111,591)
Call options expired	(116)	(56,084)	(38)	(19,239)

Written call options outstanding at June 30, 2009	74	$40,136	5	$4,127

Written put options outstanding at December 31, 2008	496	$490,812	122	$119,957
Put options written	684	652,575	142	135,186
Put options terminated in closing purchase transactions	(1,043)	(1,021,304)	(236)	(230,194)
Put options expired	—	—	—	—

Written put options outstanding at June 30, 2009	137	$122,083	28	$24,949

     F. Futures Contracts:

Each Series, with the exception of the Money Market Series, may enter into futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in market value caused by changes in prevailing market or interest rates. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the market value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or losses reflected in the Series’ Statements of Assets and Liabilities.

Use of long futures contracts subjects the Series to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures contracts subjects the Series to unlimited risk of loss. The Series may enter into futures contracts on exchanges or boards of trade. In that case, the exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Series’ credit risk is limited to failure of the exchange or board of trade.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Open futures contracts as of June 30, 2009:

				Value as of	Net Unrealized
	Number of			June 30,	Appreciation/
Series	Contracts	Description	Expiration Date	2009	(Depreciation)

Inflation-Protected Securities	36 Long	German Euro-Bobl Future	September 2009	$5,830,522	$45,970
	160 Long	US Treasury Note 5 Year Future	September 2009	18,355,000	(108,110)
	220 Long	US Treasury Note 10 Year Future	September 2009	25,578,438	428,676
	75 Short	US Treasury Bond 30 Year Future	September 2009	8,876,953	(103,350)
	451 Short	US Treasury Note 2 Year Future	September 2009	97,514,656	108,806

					$371,992

Core Bond	53 Long	German Euro-Bobl Future	September 2009	$9,002,420	$161,226
	28 Long	UK Long Gilt Future	September 2009	5,439,425	10,761
	18 Long	US Treasury Note 2 Year Future	September 2009	3,891,938	523
	261 Long	US Treasury Note 5 Year Future	September 2009	29,941,594	185,916
	985 Long	US Treasury Note 10 Year Future	September 2009	114,521,641	93,877

					$452,303

Total Return Bond	120 Long	90 Day Euro Future	December 2009	$29,728,500	$106,647
	211 Long	90 Day Euro Future	March 2010	52,130,187	190,450
	45 Long	90 Day Euro Future	June 2010	11,076,188	51,185
	19 Long	US Treasury Bond 30 Year Future	September 2009	2,248,828	29,008
	12 Long	US Treasury Note 2 Year Future	September 2009	2,594,625	(7,569)
	224 Long	US Treasury Note 10 Year Future	September 2009	26,043,500	195,789
	39 Short	German Euro Bund Future	September 2009	6,624,422	(125,480)
	92 Short	US Treasury Note 5 Year Future	September 2009	10,554,125	(69,023)

					$371,007

Balanced	42 Long	S&P 500 Emini Future	September 2009	$1,922,550	$(2,112)
	23 Long	90 Day Euro Future	December 2009	5,697,962	20,759
	44 Long	90 Day Euro Future	March 2010	10,870,750	39,002
	7 Long	90 Day Euro Future	June 2010	1,722,962	8,056
	9 Long	US Treasury Bond 30 Year Future	September 2009	1,065,234	522
	6 Long	US Treasury Note 2 Year Future	September 2009	1,297,312	(3,793)
	62 Long	US Treasury Note 5 Year Future	September 2009	7,112,562	91,752
	80 Long	US Treasury Note 10 Year Future	September 2009	9,301,250	73,257
	9 Short	German Euro Bund Future	September 2009	1,528,713	(28,957)
	84 Short	US Treasury Note 5 Year Future	September 2009	9,636,375	73,966

					$272,452

Large Core	1 Long	NASDAQ 100 Future	September 2009	$147,625	$(1,854)
	1 Long	S&P 500 Future	September 2009	228,875	(5,242)

					$(7,096)

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

				Value as of	Net Unrealized
	Number of			June 30,	Appreciation/
Series	Contracts	Description	Expiration Date	2009	(Depreciation)

Small Core	34 Long	Russell 2000 Future	September 2009	$1,724,480	$(6,776)

The Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, Large Core Series, and Small Core Series have segregated securities as collateral for their respective open futures contracts. The segregated securities are identified within each Series’ portfolio of investments. In addition, the Total Return Bond Series has segregated $1,992,027 of cash, and the Balanced Series has segregated $800,004 of cash as collateral for their respective open futures contracts.

     G. Swap Agreements:

Each Series, with the exception of the Money Market Series, may engage in various swap transactions including interest rate, currency exchange rate, equity index, credit default and total return swap agreements, for hedging purposes, or as alternatives to direct investments.

An interest rate swap involves a Series and another party, and each agrees to exchange interest earned with respect to a notional amount of principal. An interest rate swap typically involves the exchange of a fixed rate payment for a floating rate payment. A currency rate swap involves two parties who agree to sell each other a foreign currency and commit to exchanging the principal amount at a specified future date. An equity index swap represents an exchange of cash flow streams, one typically based on a reference interest rate; the other on the performance of a stock or stock market index. A credit default swap involves the payment of a premium by a buyer for protection against a specified credit risk or event, such as default. Should a default occur, the protection seller can either accept delivery of the defaulted security or pay the buyer a cash settlement. If a Series is a protection buyer and no event occurs, the Series may receive or recover nothing. If a Series is a protection seller it will receive premium payments (if there is no event) and generally receives an upfront payment as well. A Series will only enter into credit default swaps with parties that meet certain levels of creditworthiness as assessed by the subadvisor. In a total return swap, one party receives interest payments on a referenced asset or index plus any capital gains or losses over the payment period, while the other receives a specified cash flow based on the same notional amount.

Swaps can expose a Series to credit or market risk due to unfavorable changes in interest rates or a change in value of underlying securities or indices. In addition, there is a possibility that there will not be a liquid market for the agreements, or that a counterparty may default on its obligation.

Premiums paid or received by a Series are recorded as unrealized appreciation/depreciation in the Statement of Operations. Contracts are marked to market daily based on valuations supplied by a dealer or broker. Changes in value, including accruals of periodic amounts of interest to be paid or received on swaps, are reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

From time to time, a Series will receive short term, highly liquid investments as collateral pledged for various swap agreements from brokers.

During the period ended June 30, 2009, the Inflation-Protected Securities Series and Core Bond Series entered into interest rate swaps and/or credit default swaps.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Outstanding swap agreements as of June 30, 2009:

Inlfation-Protected Securities Series

Interest Rate Swaps:

	Payments made by	Payments Received
Swap Counterparty	the Series	by the Series	Termination Date	Notional Amount	Value

Deutsche Bank AG	3 month LIBOR	1.60% semi-annual	02/04/11	$20,200,000	$190,965
Deutsche Bank AG	3 month LIBOR	1.41% semi-annual	06/08/11	55,300,000	(66,076)
Goldman Sachs Bank USA	2.43% semi-annual	3 month LIBOR	04/09/14	7,800,000	141,851
Goldman Sachs Bank USA	3.89% semi-annual	3 month LIBOR	06/05/19	12,500,000	(172,893)

					$93,847

Core Bond Series

Interest Rate Swaps:

	Payments made by	Payments Received
Swap Counterparty	the Series	by the Series	Termination Date	Notional Amount	Value

Citigroup Global Markets, NA, New York	3 month LIBOR	5.27% semi-annual	08/06/12	$74,800,000	$8,323,050
Citigroup Global Markets, NA, New York	3 month LIBOR	3.26% semi-annual	06/09/14	50,300,000	798,621
Citigroup Global Markets, NA, New York	3 month LIBOR	3.22% semi-annual	05/15/19	16,100,000	(670,928)
Citigroup Global Markets, NA, New York	3 month LIBOR	3.73% semi-annual	06/02/19	10,500,000	1,851
Citigroup Global Markets, NA, New York	3 month LIBOR	3.94% semi-annual	06/03/19	21,100,000	381,642
Citigroup Global Markets, NA, New York	2.43% semi-annual	3 month LIBOR	04/09/14	15,900,000	285,398
Citigroup Global Markets, NA, New York	2.48% semi-annual	3 month LIBOR	04/08/14	7,000,000	109,340
Citigroup Global Markets, NA, New York	2.53% semi-annual	3 month LIBOR	03/16/14	30,600,000	249,521
Citigroup Global Markets, NA, New York	2.93% semi-annual	3 month LIBOR	06/30/14	32,100,000	(46,866)
Citigroup Global Markets, NA, New York	2.95% semi-annual	3 month LIBOR	06/01/14	33,400,000	(58,537)
Citigroup Global Markets, NA, New York	3.11% semi-annual	3 month LIBOR	04/08/19	14,000,000	667,954
Citigroup Global Markets, NA, New York	3.80% semi-annual	3 month LIBOR	05/29/19	13,900,000	(100,877)
Citigroup Global Markets, NA, New York	3.92% semi-annual	3 month LIBOR	06/26/19	12,800,000	(180,425)
Citigroup Global Markets, NA, New York	4.30% semi-annual	3 month LIBOR	06/10/19	24,500,000	(1,186,479)
Citigroup Global Markets, NA, New York	4.39% semi-annual	3 month LIBOR	06/15/20	7,500,000	(125,835)
Citigroup Global Markets, NA, New York	5.31% semi-annual	3 month LIBOR	10/16/17	14,900,000	(1,991,151)
Deutsche Bank AG	2.25% semi-annual	3 month LIBOR	12/19/12	19,765,000	73,645

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Core Bond Series (continued)

	Payments made by	Payments Received
Swap Counterparty	the Series	by the Series	Termination Date	Notional Amount	Value

Morgan Stanley Capital Services, Inc.	3 month LIBOR	1.54% semi-annual	01/16/12	46,000,000	(191,446)
Morgan Stanley Capital Services, Inc.	3 month LIBOR	3.83% semi-annual	06/19/19	6,400,000	44,980
Morgan Stanley Capital Services, Inc.	1.63% semi-annual	3 month LIBOR	06/24/11	36,500,000	(102,224)
Morgan Stanley Capital Services, Inc.	4.08% semi-annual	3 month LIBOR	06/22/19	13,400,000	(380,329)
UBS AG	3 month LIBOR	4.18% semi-annual	06/15/09	11,600,000	435,978

					$6,336,883

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Core Bond Series (continued)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1):

	Payments		Implied Credit			Upfront
Swap Counterparty/	payable by	Termination	Spread as of	Notional		Premiums
Reference Obligation	the Series	Date	06/30/09(3)	Amount(2)	Value	(Paid)/Received(4)

Citigroup Global Markets, NA, New York:
Expedia, Inc., 7.46%, 08/15/18	5.00% annual	09/20/13	2.33%	$2,525,000	$(258,804)	$—
Expedia, Inc., 7.46%, 08/15/18	5.00% annual	09/20/13	2.33	840,000	(86,097)	—
Nova Chemicals Corp., 4.54%, 11/15/13	5.00% annual	03/20/12	4.83	230,000	(1,200)	(3,208)
Deutsche Bank AG:
Westvaco Corp., 7.95%, 02/15/31	1.20% annual	06/20/12	0.90%	3,435,000	(30,347)	—
Goldman Sachs Bank, USA:
Expedia, Inc., 7.46%, 08/15/18	5.18% annual	09/20/13	2.33	2,200,000	(240,608)	—
First Data Corp., 9.88%, 09/24/15	5.00% annual	12/20/15	11.04	750,000	172,970	201,801
Hertz Corp. (The), 8.88%, 01/01/14	5.00% annual	03/20/14	6.41	675,000	34,099	210,994
Huntsman International LLC, 7.38%, 01/01/15	5.00% annual	12/20/14	7.57	1,315,000	130,606	513,996
Huntsman International LLC, 7.38%, 01/01/15	5.00% annual	12/20/14	7.57	1,500,000	148,980	627,047
Huntsman International LLC, 7.38%, 01/01/15	5.00% annual	03/20/15	7.50	755,000	75,044	249,550
Nova Chemicals Corp., 4.54%, 11/15/13	5.00% annual	12/20/13	5.00	1,400,000	(1,727)	24,889
Morgan Stanley Capital Services, Inc.:
Istar Financial, Inc., 5.95%,10/15/13	5.00% annual	09/20/11	24.23	625,000	195,919	177,433
Istar Financial, Inc., 5.95%,10/15/13	5.00% annual	09/20/11	24.23	625,000	195,919	174,395
Knight Inc., 6.50%,09/01/12	1.00% annual	09/20/12	1.35	920,000	9,559	10,052
Macy’s Inc., 7.45%, 07/15/17	8.00% annual	06/20/12	4.15	725,000	(75,666)	—
Macy’s Inc., 7.45%, 07/15/17	1.00% annual	09/20/14	3.76	730,000	84,997	36,622

					$353,644	$2,223,571

(1)	If the Series is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comparising the referenced index.

(2)	The maximum potential amount the Series could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Core Bond Series (continued)

     H. Derivative Instruments:

The Series Portfolio is subject to the provisions of Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). The Series Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The following table highlights the types of risks and the derivative instruments used to mitigate the risks:

Inflation-Protected Securities Series:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest Rate Swaps	Swap contracts, at value	$332,816	Swap contracts, at value	$238,969
Open Futures Contracts	Variation margin receivable	—	Variation margin payable	38,611
Foreign Currency Contracts	Unrealized appreciation on foreign currency forward contracts	79,650	Unrealized depreciation on foreign currency forward contracts	2,512
Written Options		—	Written options, at value	1,470,294

Total		$412,466		$1,750,386

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Interest Rate Swaps	$—	$—	$—	$(49,656)	$—	$(49,656)
Open Futures Contracts	(704,889)	—	—	—	—	(704,889)
Foreign Currency Contracts	—	—	—	—	(82,647)	(82,647)
Purchased Options	—	25,701	—	—	—	25,701
Written Options	—	—	24,207	—	—	24,207

Total	$(704,889)	$25,701	$24,207	$(49,656)	$(82,647)	$(787,284)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Interest Rate Swaps	$—	$—	$—	$93,847	$—	$93,847
Open Futures Contracts	578,686	—	—	—	—	578,686
Foreign Currency Contracts	—	—	—	—	77,138	77,138
Purchased Options	—	(16,512)	—	—	—	(16,512)
Written Options	—	—	9,996	—	—	9,996

Total	$578,686	$(16,512)	$9,996	$93,847	$77,138	$743,155

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Core Bond Series

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest Rate Swaps	Swap contracts, at value	$11,371,981	Swap contracts, at value	$5,035,097
Credit Default Swaps	Swap contracts, at value	1,048,093	Swap contracts, at value	694,449
Open Futures Contracts	Variation margin receivable	—	Variation margin payable	330,078
Foreign Currency Contracts	Unrealized appreciation on foreign currency forward contracts	—	Unrealized depreciation on foreign currency forward contracts	430,511
Purchased Options	Securities, at value, including investments held as collateral for securities out on loan	4,930,554
Written Options		—	Written options, at value	30,456,348

Total		$17,350,628		$36,946,483

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

		Purchased	Written
		Options and	Options and	Swap	Forward
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Interest Rate Swaps	$—	$—	$—	$15,758,712	$—	$15,758,712
Open Futures Contracts	1,688,122	—	—	—	—	1,688,122
Foreign Currency Contracts	—	—	—	—	(634,415)	(634,415)
Purchased Options	—	(1,985,160)	—	—	—	(1,985,160)
Written Options	—	—	190,265	—	—	190,265

Total	$1,688,122	$(1,985,160)	$190,265	$15,758,712	$(634,415)	$15,017,524

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

		Purchased	Written
		Options and	Options and	Swap	Forward
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Interest Rate Swaps	$—	$—	$—	$(13,190,301)	$—	$(13,190,301)
Open Futures Contracts	(1,293,227)	—	—	—	—	(1,293,227)
Foreign Currency Contracts	—	—	—	—	(876,269)	(876,269)
Purchased Options	—	2,730,217	—	—	—	2,730,217
Written Options	—	—	4,776,945	—	—	4,776,945

Total	$(1,293,227)	$2,730,217	$4,776,945	$(13,190,301)	$(876,269)	$(7,852,635)

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Total Return Bond Series

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Open Futures Contracts	Variation margin receivable	$—	Variation margin payable	$342,229
Foreign Currency Contracts	Unrealized appreciation on foreign currency forward contracts	187,369	Unrealized depreciation on foreign currency forward contracts	283,451
Written Options		—	Written options, at value	73,081

Total		$187,369		$698,761

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

		Purchased	Written
Derivatives not accounted for as hedging instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(2,064,286)	$—	$—	$—	$—	$(2,064,286)
Foreign Currency Contracts	—	—	—	—	230,165	230,165
Purchased Options	—	(56,085)	—	—	—	(56,085)
Written Options	—	—	720,011	—	—	720,011

Total	$(2,064,286)	$(56,085)	$720,011	$—	$230,165	$(1,170,195)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

		Purchased	Written
		Options and	Options and	Swap	Forward
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(1,421,448)	—	$—	$—	$—	$(1,421,448)
Foreign Currency Contracts	—	—	—	—	(249,895)	(249,895)
Written Options	—	—	1,131,764	—	—	1,131,764

Total	$(1,421,448)	$—	$1,131,764	$—	$(249,895)	$(539,579)

Balanced Series

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Open Futures Contracts	Variation margin receivable	$214	Variation margin payable	$84,049
Foreign Currency Contracts	Unrealized appreciation on foreign currency forward contracts	104,927	Unrealized depreciation on foreign currency forward contracts	127,207
Written Options		—	Written options, at value	36,044

Total		$105,141		$247,300

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Balanced Series (continued)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

		Purchased	Written
Derivatives not accounted for as hedging instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(253,910)	$—	$—	$—	$—	$(253,910)
Foreign Currency Contracts	—	—	—	—	121,267	121,267
Purchased Options	—	(11,104)	—	—	—	(11,104)
Written Options	—	—	177,470	—	—	177,470

Total	$(253,910)	$(11,104)	$177,470	$—	$121,267	$33,723

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(558,074)	$—	$—	$—	$—	$(558,074)
Foreign Currency Contracts	—	—	—	—	(125,774)	(125,774)
Written Options	—	—	273,128	—	—	273,128

Total	$(558,074)	$—	$273,128	$—	$(125,774)	$(410,720)

Large Core Series

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Open Futures Contracts	Variation margin receivable	$—	Variation margin payable	$1,950

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(8,056)	$—	$—	$—	$—	$(8,056)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(37,921)	$—	$—	$—	$—	$(37,921)

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

Small Core Series

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Open Futures Contracts	Variation margin receivable	$—	Variation margin payable	$2,404

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(47,611)	$—	$—	$—	$—	$(47,611)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Open Futures Contracts	$(82,550)	$—	$—	$—	$—	$(82,550)

International Equity Series

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under FASB Statement No. 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign Currency Contracts	Unrealized appreciation on foreign currency forward contracts	$—	Unrealized depreciation on foreign currency forward contracts	$110,737

Amount of Realized Gain (Loss) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Foreign Currency Contracts	$—	$—	$—	$—	$(5,725,251)	$(5,725,251)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income:

Derivatives not accounted for as hedging		Purchased	Written
instruments under FASB Statement		Options and	Options and	Swap	Forward
No. 133	Futures	Swaptions	Swaptions	Agreements	Contracts	Total

Foreign Currency Contracts	$—	$—	$—	$—	$(110,737)	$(110,737)

     I. Short Sales:

Each Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which a Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series’ obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

be a borrowing by the Series that is subject to the asset coverage requirements of the Investment Company Act of 1940, as amended. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     J. Dollar Rolls:

Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA’s) in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series maintains liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

The Core Bond Series, Total Return Bond Series and Balanced Series had TBA dollar rolls outstanding as of June 30, 2009, which are included in receivable for securities sold and payable for securities purchased on the Statement of Assets and Liabilities.

     K. Loan Participations/Assignments:

Each Series, with the exception of the Money Market Series, may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Series to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Series assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries. The Series may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Series may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, a Series has direct recourse against the corporate borrowers, the Series may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

     L. Treasury Inflation-Protected Securities:

Each Series may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the US Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the US Government.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

     M. Commission Recapture:

The subadvisors of certain Series, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Series with broker/dealers with which other Funds or Series advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer from security transactions to a Series. In no event will commissions paid by the Series be used to pay expenses that would otherwise be borne by any other Funds or Series advised by TAM or by any other party.

Recaptured commissions during the period ended June 30, 2009 are included in net realized gains on the Statement of Operations and are summarized as follows:

Series	Commissions

Large Value	$72,834
Large Core	421
Large Growth	31,081
Growth	37,316
Mid Value	158,397
Mid Growth	34,874
Small Value	24,933
Small Core	50,213
Small Growth	49,622
International Equity	7,843

     N. Federal Income Taxes:

It is the Series’ policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

Each Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     O. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. Significant Accounting Policies (continued)

     P. Operating Expenses:

Each Series accounts separately for its assets, liabilities and operations. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among all Series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     Q. Restricted and Illiquid Securities:

Each Series is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

As of June 30, 2009 the Series had no investments in restricted securities other than 144A issues.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2009:

Series	Amount	Percentage

Core Bond	$1,624,610	0.11%
Total Return Bond	311,725	0.12
High Yield Bond	10,126,294	1.91
Balanced	463,237	0.31
Small Value	4,599,871	3.30

     R. Other:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     S. Subsequent Events:

The Board of Directors approved an agreement and Plan of Reorganization relating to the proposed reorganization of the following Series:

Target Series	Destination Series

Total Return Bond	Core Bond
Value	Large Value
Growth	Large Growth

A proxy statement will be sent to holders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the fourth quarter 2009.

3. Fees and Transactions with Affiliates

Transamerica Financial Life Insurance Company (“TFLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON USA”), is an affiliate of Transamerica Asset Management, Inc. (the “Advisor” or “TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

3. Fees and Transactions with Affiliates (continued)

NV. AUSA is wholly-owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series as follows:

Investment in
TFLIC Sub-account	Series

Money Market	5.23%
High Quality Bond	14.43
Inflation-Protected Securities	14.44
Core Bond	9.10
High Yield Bond	5.28
Balanced	37.75
Large Value	21.49
Large Core	42.70
Large Growth	18.85
Growth	30.61
Mid Value	4.23
Mid Growth	1.68
Small Value	1.96
Small Core	37.17
Small Growth	1.94
International Equity	12.86

The Advisor manages the assets of each Series of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives fees from each Series, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series’ average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

For each Series, the Advisor has entered into Investment Subadvisory Agreements with the Subadvisors listed in the following table (each a “Subadvisor”, collectively the “Subadvisors”). It is the responsibility of each Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

		Advisory
Series	Series Subadvisor	Fee (%)

Money Market	GE Asset Management, Inc.	0.25
High Quality Bond	Merganser Capital Management, LP	0.35
Inflation-Protected Securities	BlackRock Financial Management, Inc.	0.35
Core Bond	BlackRock Financial Management, Inc.	0.35
Total Return Bond	Western Asset Management Company	0.35 (1)
	Western Asset Management Company, Ltd.
High Yield Bond	Eaton Vance Management	0.55

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

3. Fees and Transactions with Affiliates (continued)

		Advisory
Series	Series Subadvisor	Fee (%)

Balanced	Goldman, Sachs Asset Management, LP	0.45	(1)
	Western Asset Management Company Western Asset Management Company, Ltd.
Large Value	Aronson+Johnson+Ortiz, LP(a)	0.45
Value	Hotchkis and Wiley Capital Management, LLC	0.50	(1)
Large Core	Aronson+Johnson+Ortiz, LP	0.60
	Blackrock Financial Management, Inc.
Large Growth	Marsico Capital Management, LLC	0.62	(1)
	OFI Institutional Asset Management, Inc. Wellington Management Company, LLP
Growth	Turner Investment Partners, Inc.	0.77	(1)
Mid Value	Cramer, Rosenthal, McGlynn, LLC	0.67	(1)
	LSV Asset Management
	RiverSource Investments, LLC
Mid Growth	Columbus Circle Investors	0.72	(1)
Small Value	Mesirow Financial Investment Management, Inc.	0.82	(1)
	OFI Institutional Asset Management, Inc.
Small Core	Fort Washington Investment Advisors, Inc.	0.80	(1)
	INVESCO Institutional (NA), Inc.
	RS Investment Management Co., LLC(b) Wellington Management Company, LLP
Small Growth	Perimeter Capital Partners LLC	0.87	(1)
International Equity	Thornburg Investment Management, Inc.(c)	0.75	(1)

(1)	For the period ended June 30, 2009, the Advisor voluntarily waived a portion of its fee.

(a)	Effective January 2, 2009, Aronson+Johnson+Ortiz, LP replaced AllianceBernstein, LP and TCW Investment Management Company.

(b)	Effective February 27, 2009, the Small Core Series terminated RS Investment Management Co., LLC as subadvisor.

(c)	Effective January 2, 2009, Thornburg Investment Management, Inc. replaced LSV Asset Management and Wellington Management Company, LLP.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

3. Fees and Transactions with Affiliates (continued)

For the period ended June 30, 2009, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceed the following expense caps (as a proportion of average daily net assets):

Series	Expense Cap

Money Market	30 basis points (b.p.)
High Quality Bond	40 b.p.
Inflation-Protected Securities	40 b.p.
Core Bond	40 b.p.
Total Return Bond	40 b.p.
High Yield Bond	60 b.p.
Balanced	50 b.p.
Large Value	50 b.p.
Value	55 b.p.
Large Core	65 b.p.
Large Growth	65 b.p.
Growth	80 b.p.
Mid Value	70 b.p.
Mid Growth	75 b.p.
Small Value	85 b.p.
Small Core	85 b.p.
Small Growth	90 b.p.
International Equity	90 b.p.

Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the period ended June 30, 2009 amounted to $136,365.

Each eligible non-affiliated trustee may elect participation in a non-qualified deferred compensation plan (“the Plan”). Under the Plan, such trustees may defer payment of all or a portion of their total fees earned as a Series trustee. Each trustee who is a participant in the Plan may elect that the earnings, gains or losses credited to his/her deferred fee amounts be determined based on a deemed investment in investment options in Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds, Class A shares of any series of Transamerica Funds and/or funds of Transamerica Investors, Inc.

4. Securities Lending

Each Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% for domestic securities and 105% for international securities of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

During the term of the loan, a Series receives payments from borrowers equivalent to the dividends, interest, and any other distributions that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

4. Securities Lending (continued)

Lending Agreement. For loans secured by cash, each Series retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by collateral other than cash, the borrower pays a securities loan fee to the lending agent.

Any compensation (net of related expenses) received by a Series for lending its securities, as described above, is reported on its respective Statement of Operations. This includes interest income on short-term investments purchased with cash collateral received.

At June 30, 2009, none of the Series had securities on loan.

5. Purchases and Sales of Investments

The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 2009 were as follows:

		Cost of	Proceeds
Series		Purchases	From Sales

High Quality Bond	US Government Obligations	$68,524,990	$92,311,413
	Other	80,536,961	104,628,394
Inflation-Protected Securities	US Government Obligations	212,675,837	249,916,558
	Other	—	11,936,117
Core Bond	US Government Obligations	7,834,748,270	7,929,073,031
	Other	316,873,980	400,483,295
Total Return Bond	US Government Obligations	373,552,591	439,310,424
	Other	13,905,769	32,480,787
High Yield Bond	Other	255,888,941	225,073,860
Balanced	US Government Obligations	88,996,993	102,707,441
	Other	39,171,326	58,503,179
Large Value	Other	1,249,323,630	1,427,468,079
Value	Other	17,354,589	36,023,100
Large Core	Other	96,948,651	123,078,437
Large Growth	Other	455,455,048	568,277,007
Growth	Other	127,863,548	148,098,804
Mid Value	Other	214,794,305	223,586,994
Mid Growth	Other	235,306,110	244,205,486
Small Value	Other	49,631,105	59,508,455
Small Core	Other	202,948,874	284,271,744
Small Growth	Other	70,978,874	86,430,051
International Equity	Other	1,131,449,678	1,276,313,189

6. Concentrations and Indemnifications

Some Series may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Series to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable US securities.

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

6. Concentrations and Indemnifications (continued)

As of June 30, 2009, the High Yield Bond Series, Value Series, Growth Series, and Mid Growth Series invested approximately 13.07%, 14.25%, 12.32%, and 10.07%, respectively, of their portfolios in issuers outside the United States.

As of June 30, 2009, substantially all of the International Equity Series’ net assets consist of securities of issuers that are domiciled in foreign countries. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of June 30, 2009, the International Equity Series invested approximately 15.09% of its portfolio in issuers in the United Kingdom.

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Credit risk is measured by the loss a Series would record if its counter-parties failed to perform pursuant to the terms of their obligations to the Series. Since certain Series enters into various types of debt obligations including private placements, swap agreements, forward currency contracts, spot contracts, forward commitments and over-the-counter options, credit exposure exists with counterparties.

In the normal course of business, the Series Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series Portfolio that have not yet occurred. However, based on experience, the Series Portfolio expects the risk of loss to be remote.

7. Foreign Currency Forward, Spot and Cross Currency Contracts

At June 30, 2009, the Inflation-Protected Securities Series, Core Bond Series, Total Return Bond Series, Balanced Series, and International Equity Series had entered into foreign currency forward, spot and cross currency contracts which contractually obligate each portfolio to deliver/receive currency at specified future dates.

The open contracts were as follows:

					Net Unrealized
	Foreign	In Exchange	Settlement	Value At	Appreciation/
	Currency	For	Date	06/30/09	(Depreciation)

Inflation-Protected Securities Series
Purchase Contracts:
British Pound Sterling	90,832	$150,313	07/01/09	$149,437	$(876)
Canadian Dollar	18,802	16,247	07/01/09	16,165	(82)
Euro	207,000	292,903	07/15/09	290,391	(2,512)
Japanese Yen	350,165,000	3,584,524	08/26/09	3,637,310	52,786

Total					$49,316

Sale Contracts:
Euro	172,514	$242,529	07/01/09	$242,011	$518
Japanese Yen	350,165,000	3,664,174	08/26/09	3,637,310	26,864

Total					$27,382

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

7. Foreign Currency Forward, Spot and Cross Currency Contracts (continued)

					Net Unrealized
	Foreign	In Exchange	Settlement	Value At	Appreciation/
	Currency	For	Date	06/30/09	(Depreciation)

Core Bond Series

Purchase Contracts:
British Pound Sterling	3,743,867	$6,195,538	07/01/09	$6,159,408	$(36,130)
Euro	1,378,768	1,938,340	07/01/09	1,934,203	(4,137)

Total					$(40,267)

Sale Contracts:
British Pound Sterling	5,877,500	$9,513,075	08/26/09	$9,668,959	$(155,884)
Euro	5,736,500	7,813,113	07/15/09	8,047,473	(234,360)

Total					$(390,244)

Total Return Bond Series

Purchase Contracts:
British Pound Sterling	1,000,000	$1,457,730	08/19/09	$1,645,099	$187,369

Sale Contracts:
British Pound Sterling	999,000	$1,468,930	08/19/09	$1,643,454	$(174,524)
Euro	1,074,448	1,398,297	08/19/09	1,507,224	(108,927)

Total					$(283,451)

Balanced Series

Purchase Contracts:
British Pound Sterling	560,000	$816,328	08/19/09	$921,255	$104,927

Sale Contracts:
British Pound Sterling	555,000	$816,072	08/19/09	$913,030	$(96,958)
Euro	298,380	388,315	08/19/09	418,564	(30,249)

Total					$(127,207)

International Equity Series

Purchase Contracts:
Brazilian Real	5,095,500	$2,608,929	07/01/09	$2,600,408	$(8,521)

Sale Contracts:
Mexican Peso	406,534,000	30,112,515	11/30/09	30,214,731	$(102,216)

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

8. Financial Highlights

	Ratios to Average Net Assets
					Net Investment
For the			Net Expenses		Income (Loss)				Net Assets,
Period/Year	Net		(Net of		(Net of		Portfolio		End of	Total
Ended	Expenses		Reimbursements)		Reimbursements)		Turnover		Period/Year	Return

Money Market
06/30/2009	0.27	%*	0.27	%*	0.63	%*	N/A		$1,233,418,125	0.31%
12/31/2008	0.27		0.27		2.43		N/A		1,325,801,749	2.44
12/31/2007	0.28		0.28		5.01		N/A		1,050,796,105	5.17
12/31/2006	0.28		0.28		4.77		N/A		925,940,609	4.86
12/31/2005	0.28		0.28		2.97		N/A		765,777,258	3.00
12/31/2004	0.28		0.28		1.17		N/A		809,352,385	1.17

High Quality Bond
06/30/2009	0.39	*	0.39	*	4.08	*	44%		401,318,303	5.55
12/31/2008	0.38		0.38		4.24		64		421,231,503	0.55
12/31/2007	0.38		0.38		4.38		56		833,291,239	5.34
12/31/2006	0.38		0.38		4.03		55		817,623,186	4.38
12/31/2005	0.39		0.39		3.25		58		788,399,166	1.95
12/31/2004	0.38		0.38		2.96		48		690,594,378	1.48

Inflation-Protected Securities
06/30/2009	0.39	*	0.39	*	(0.38	)*	60		361,674,511	4.53
12/31/2008	0.39		0.39		4.99		154		389,197,874	(2.14)
12/31/2007	0.42		0.40		5.26		340		149,013,396	10.16
12/31/2006	0.41		0.40		4.50		525		150,681,168	3.48
12/31/2005	0.40		0.40		3.45		756		261,106,523	1.34
12/31/2004	0.42		0.40		2.48		554		256,502,651	1.59

Core Bond
06/30/2009	0.38	*	0.38	*	4.84	*	462	(a)	1,473,806,436	5.75
12/31/2008	0.38		0.38		5.12		530	(a)	1,667,312,685	(1.83)
12/31/2007	0.38		0.38		4.81		503	(a)	2,248,879,516	6.67
12/31/2006	0.38		0.38		4.50		487	(a)	2,077,821,449	4.17
12/31/2005	0.39		0.39		3.99		1,003	(a)	2,052,893,035	2.38
12/31/2004	0.39		0.39		3.62		885	(a)	1,655,367,885	4.65

Total Return Bond
06/30/2009	0.41	*	0.40	*	5.83	*	130	(a)	256,797,082	7.25
12/31/2008	0.40		0.40		5.01		407	(a)	300,413,000	(8.43)
12/31/2007	0.41		0.40		5.05		521	(a)	390,287,496	3.81
12/31/2006	0.50		0.40		4.74		470	(a)	120,636,427	4.96
12/31/2005(1)	0.55	*	0.40	*	4.08	*	327	(a)	70,072,859	2.35

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

8. Financial Highlights (continued)

	Ratios to Average Net Assets
					Net Investment
For the			Net Expenses		Income (Loss)				Net Assets,
Period/Year	Net		(Net of		(Net of		Portfolio		End of	Total
Ended	Expenses		Reimbursements)		Reimbursements)		Turnover		Period/Year	Return

High Yield Bond
06/30/2009	0.59	%*	0.59	%*	11.15	%*	51%		$530,009,429	29.69%
12/31/2008	0.58		0.58		9.57		54		439,863,454	(28.90)
12/31/2007	0.58		0.58		7.97		96		538,727,018	2.02
12/31/2006	0.59		0.59		7.86		93		502,330,056	11.99
12/31/2005	0.60		0.60		7.74		68		416,027,255	3.34
12/31/2004	0.60		0.60		8.06		80		351,772,536	10.32

Balanced
06/30/2009	0.58	*	0.50	*	3.54	*	85	(a)	147,656,981	5.11
12/31/2008	0.53		0.50		3.45		154	(a)	168,930,110	(26.71)
12/31/2007	0.52		0.50		2.87		226	(a)	318,635,183	1.79
12/31/2006	0.53		0.50		2.72		224	(a)	381,648,801	11.74
12/31/2005	0.54		0.50		2.25		367	(a)	410,747,655	5.59
12/31/2004	0.52		0.50		2.21		338	(a)	419,726,689	8.31

Large Value
06/30/2009	0.48	*	0.48	*	2.61	*	104		1,201,094,008	(3.44)
12/31/2008	0.48		0.48		2.53		26		1,450,970,147	(42.94)
12/31/2007	0.48		0.48		1.68		30		3,165,024,775	(1.75)
12/31/2006	0.48		0.48		1.47		31		3,538,943,726	20.68
12/31/2005	0.48		0.48		1.38		89		3,018,060,297	6.88
12/31/2004	0.48		0.48		1.79		44		2,705,463,322	12.91

Value
06/30/2009	0.60	*	0.55	*	2.58	*	34		46,355,601	12.05
12/31/2008	0.56		0.55		2.46		101		60,703,564	(46.62)
12/31/2007	0.56		0.55		1.51		57		141,565,926	(11.06)
12/31/2006	0.71		0.55		1.42		74		101,282,906	15.44
12/31/2005(1)	1.18	*	0.55	*	1.78	*	21		35,138,512	9.47

Large Core
06/30/2009	0.62	*	0.62	*	1.67	*	41		249,727,365	2.55
12/31/2008	0.65		0.65		1.31		99		281,773,981	(36.65)
12/31/2007	0.64		0.64		1.08		101		903,261,821	2.11
12/31/2006	0.63		0.63		1.11		73		1,159,020,245	11.77
12/31/2005	0.64		0.64		0.96		79		1,178,758,869	7.12
12/31/2004	0.64		0.64		1.22		184		1,135,948,434	10.79

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

8. Financial Highlights (continued)

	Ratios to Average Net Assets
					Net Investment
For the			Net Expenses		Income (Loss)		Net Assets,
Period/Year	Net		(Net of		(Net of	Portfolio	End of	Total
Ended	Expenses		Reimbursements)		Reimbursements)	Turnover	Period/Year	Return

Large Growth
06/30/2009	0.65	%*	0.65	%*	1.25%*	44%	$1,118,219,346	9.04%
12/31/2008	0.65		0.65		0.92	102	1,130,782,753	(39.87)
12/31/2007	0.65		0.65		0.61	129	2,444,760,853	12.25
12/31/2006	0.64		0.64		0.43	84	2,526,917,456	4.12
12/31/2005	0.65		0.65		0.34	76	2,587,382,061	7.18
12/31/2004	0.65		0.65		0.68	129	2,290,559,947	7.75

Growth
06/30/2009	0.82	*	0.80	*	0.22 *	73	184,143,423	15.05
12/31/2008	0.81		0.80		0.02	212	182,527,808	(51.00)
12/31/2007	0.81		0.80		(0.16)	134	427,372,994	28.50
12/31/2006	0.81		0.80		(0.17)	147	382,667,908	6.46
12/31/2005	0.81		0.80		(0.14)	187	382,129,060	8.20
12/31/2004	0.95		0.94		(0.48)	252	397,726,867	12.14

Mid Value
06/30/2009	0.70	*	0.70	*	1.71 *	37	660,813,066	6.97
12/31/2008	0.70		0.70		1.69	68	630,249,484	(37.73)
12/31/2007	0.70		0.70		1.37	69	998,177,210	2.62
12/31/2006	0.71		0.70		1.17	80	936,974,205	18.33
12/31/2005	0.72		0.70		1.28	112	641,531,538	9.77
12/31/2004	0.71		0.70		0.79	147	414,710,679	25.47

Mid Growth
06/30/2009	0.76	*	0.75	*	(0.29)*	110	223,333,485	1.91
12/31/2008	0.75		0.75		(0.02)	158	228,965,903	(41.55)
12/31/2007	0.75		0.75		(0.23)	152	337,188,904	30.42
12/31/2006	0.75		0.75		(0.31)	151	309,909,061	2.17
12/31/2005	0.76		0.75		(0.38)	142	282,950,442	13.42
12/31/2004	0.79		0.75		(0.29)	223	210,100,872	15.38

Small Value
06/30/2009	0.89	*	0.85	*	1.67 *	38	139,478,826	(3.84)
12/31/2008	0.87		0.85		1.94	117	156,628,183	(26.63)
12/31/2007	0.87		0.85		1.36	94	185,136,605	(7.74)
12/31/2006	0.87		0.85		0.27	105	236,316,718	9.64
12/31/2005	0.88		0.85		0.10	143	218,749,221	(4.70)
12/31/2004	0.89		0.85		0.31	42	172,735,949	21.75

TRANSAMERICA PARTNERS PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

8. Financial Highlights (continued)

	Ratios to Average Net Assets
				Net Investment
For the			Net Expenses	Income (Loss)		Net Assets,
Period/Year	Net		(Net of	(Net of	Portfolio	End of	Total
Ended	Expenses		Reimbursements)	Reimbursements)	Turnover	Period/Year	Return

Small Core
06/30/2009	0.86	%*	0.85%*	0.78%*	65%	$314,025,664	3.62%
12/31/2008	0.85		0.85	0.94	106	389,662,463	(36.06)
12/31/2007	0.84		0.84	0.58	97	950,197,463	(4.49)
12/31/2006	0.85		0.85	0.29	86	1,211,556,459	11.77
12/31/2005	0.85		0.85	0.09	92	1,296,671,909	10.53
12/31/2004	0.84		0.84	0.15	103	1,227,530,742	12.63

Small Growth
06/30/2009	0.93		0.90	(0.43)	49	156,336,496	13.42
12/31/2008	0.93		0.90	(0.18)	146	152,512,859	(37.87)
12/31/2007	0.92		0.90	(0.42)	144	166,817,321	8.64
12/30/2006	1.04		0.90	(0.29)	173	155,003,004	8.71
12/31/2005	0.98		0.90	(0.41)	183	132,903,534	0.55
12/31/2004	0.97		0.90	(0.51)	84	108,429,152	11.94

International Equity
06/30/2009	0.89	*	0.89 *	2.65 *	120	1,000,243,011	4.94
12/31/2008	0.84		0.84	2.78	174	1,100,059,644	(49.94)
12/31/2007	0.87		0.87	2.25	110	2,264,061,514	11.69
12/31/2006	0.87		0.87	1.78	81	2,101,152,473	27.31
12/31/2005	0.88		0.88	2.03	94	1,721,786,149	11.20
12/31/2004	0.87		0.87	1.85	171	1,401,617,944	19.66

(a)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions. Refer to Note 2J.

*	Annualized.

(1)	Commencement of Operations, May 6, 2005.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

June 30, 2009
(Unaudited)

Money Market.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Money Market Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and GE Asset Management, Incorporated (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. It was noted that the Portfolio’s managers sought to avoid risk by increasing allocations to U.S. Government securities. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the median for its peer group and above the median for its peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

High Quality Bond.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners High Quality Bond Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management fee for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its expense group and universe and the Transamerica Partners Institutional Fund’s contractual management fee was above the median for its expense group and in line with the median for its expense universe. The total expenses of the Transamerica Partners Fund were above the medians for its expense group and universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its expense group and above the median for its expense universe. Based on their review, the Trustees determined that the management fee of the Portfolio generally is appropriate in light of the services expected to be provided or procured, and the anticipated

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

profitability of the relationship between the Portfolio and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Portfolio.

Inflation-Protected Securities.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Inflation-Protected Securities Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and BlackRock Financial Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio changed its name and investment objective on May 1, 2007 and that Lipper discarded the prior track record of the funds for performance comparison purposes. The Board noted that the Transamerica Partners Fund’s performance was in line with the median for its peer universe for the past 1-year period and that the Transamerica Partners Institutional Fund’s performance was in line with the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were above the medians for its peer group and peer universe and the total expenses of the Transamerica Partners Institutional Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Core Bond.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Core Bond Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and BlackRock Financial Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was in line with the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Total Return Bond.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Total Return Bond Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Western Asset Management Company and Western Asset Management Company Ltd. (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review,

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was in May 2005. The Board noted that the Transamerica Partners Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance TAM, and agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and universe. The total expenses of the Transamerica Partners Fund were below the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

High Yield Bond.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners High Yield Bond Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Eaton Vance Management (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was above below the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Balanced.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Balanced Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Ltd. (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review,

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were below the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

Large Value.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Large Value Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management fee for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the median for its expense group and in line with the median for its expense universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its expense group and universe. The total expenses of the Transamerica Partners Fund were below the median for its expense group and in line with the median for its expense universe and the total expenses of the Transamerica Partners Institutional Fund were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Portfolio generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Portfolio.

Value.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Value Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Hotchkis and Wiley Capital Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was in May 2005. The Board noted that the Transamerica Partners Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM, noting the deeper value bias inherent in the Portfolio’s strategy and its impact on performance. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were below the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Large Core.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Large Core Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Aronson+Johnson+Ortiz, LP and BlackRock Financial Management, Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s that the contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

Large Growth.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Large Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Marsico Capital Management, LLC, OFI Institutional Asset Management, Inc. and Wellington Management Company, LLP (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was in line with the median for its peer universe for the past 1- and 5-year periods and below the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were in line with median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

Growth.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Turner Investment Partners, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and universe and the Transamerica Partners Institutional Fund’s contractual management fee was above the median for its peer group and in line with median for its peer universe. The total expenses of the Transamerica Partners Fund were below the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Mid Value.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Mid Value Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Cramer Rosenthal McGlynn, LLC, LSV Asset Management and RiverSource Investments, LLC (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and each Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period and that the Transamerica Partners Institutional Fund’s performance was in line with the median for its peer universe for the past 1- year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the medians for its peer group and peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that two of the Sub-Advisers (Cramer Rosenthal McGlynn, LLC and RiverSource Investments, LLC) are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

Mid Growth.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Mid Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Columbus Circle Investors (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe. The total expenses of the Transamerica Partners Fund were above the medians for its peer group and peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

Small Value.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Small Value Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: Mesirow Financial Investment Management, Inc. and OFI Institutional Asset Management, Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review,

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe. The total expenses of the Transamerica Partners Fund were below the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that one of the Sub-Advisers (Mesirow Financial Investment Management, Inc.) is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

Small Core.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Small Core Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Portfolio between TAM and the following sub-advisers: INVESCO Institutional (N.A.), Inc. and Wellington Management Company, LLP (each a “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers. The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Advisers’ investment approaches for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Advisers. The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Trustees agreed that they would continue to monitor the performance of the Portfolio closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the median for its peer group and peer universe and the Transamerica Partners Institutional Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

Portfolio, TAM and its affiliates, and the Sub-Advisers. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that one of the Sub-Advisers (Wellington Management Company, LLP) is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Portfolio.

Small Growth.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners Small Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Portfolio between TAM and Perimeter Capital Partners LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

and the Sub-Adviser as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period and that the Transamerica Partners Institutional Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its peer group and universe and the Transamerica Partners Institutional Fund’s contractual management fee was below the median for its peer group and in line with median for its peer universe. The total expenses of the Transamerica Partners Fund were in line with the median for its peer group and above the median for its peer universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

determined that the management and sub-advisory fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Portfolio.

International Equity.  At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Partners International Equity Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense,

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. In conducting their review, the Trustees noted that the relevant analysis of investment performance, fees and expenses were better made at the level of the Funds that invest in the Portfolio (the Transamerica Partners Fund and Transamerica Partners Institutional Fund), since shareholders could not invest directly in the Portfolio and this is the manner in which Lipper provided its comparative information. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio.  The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Transamerica Partners Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods and that the Transamerica Partners Institutional Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Partners Portfolios as a whole by TAM and its affiliates. The Board reviewed the management fee for the Portfolio. The Trustees noted that the Transamerica Partners Fund’s contractual management fee was above the medians for its expense group and universe and the Transamerica Partners Institutional Fund’s contractual management fee was above the median for its expense group and below the median for its expense universe. The total expenses of the Transamerica Partners Fund were above the medians for its expense group and universe and the total expenses of the Transamerica Partners Institutional Fund were below the median for its expense group and in line with the median for its expense universe. Based on their review, the Trustees determined that the management fee of the Portfolio generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows.  The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine

TRANSAMERICA PARTNERS PORTFOLIOS
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (Continued)

June 30, 2009
(Unaudited)

whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Portfolio.  The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Portfolio.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Portfolio.

TRANSAMERICA PARTNERS HIGH QUALITY BOND PORTFOLIO
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

June 30, 2009
(Unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Portfolios held on October 21, 2008, the Board considered approval of a new Investment Subadvisory Agreement with Merganser Capital Management LP (“Merganser”), on behalf of Transamerica Partners High Quality Bond Portfolio (the “New Subadvisory Agreement”) in light of Merganser’s impending acquisition by Annaly Capital Management, Inc. (the “Transaction”).

It was noted that the Transaction would constitute an “assignment” (within the meaning of the 1940 Act) which would result in the termination of the subadvisory agreement with Merganser (referred to as the Prior Subadvisory Agreement). At the Board meeting on October 21, 2008, prior to the close of the Transaction, the Board approved the New Subadvisory Agreement with Merganser. Discussed below are some of the material factors considered by the Board in approving the New Subadvisory Agreement.

The Board considered information with respect to Merganser, the rationale, structure and expected results of the Transaction and whether the New Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests.

The Board considered that the Portfolio’s portfolio management team was not expected to change as a result of the Transaction. The Board also noted that, other than the effective and termination dates, the New Subadvisory Agreement was substantially identical to the Prior Subadvisory Agreement. In its deliberations, the Board also considered information that had been received by the Board in its most recent approval of the Prior Subadvisory Agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Subadvisory Agreement.

Based upon its review and the representations made to it, the Board, including all of the Independent Board Members, concluded that (a) the terms of the New Subadvisory Agreement were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the New Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Board Members, approved the New Subadvisory Agreement.

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